EXHIBIT A: COMMERCIAL LEASE

THIS COMMERCIAL LEASE, (hereinafter referred to as the “Lease” or “Commercial Lease”), made as of this 1st day of January, 2011, by and between BRYAN PROPERTIES. LLC, a Virginia limited liability company (“Landlord”), with an address of 2 Hamilton Circle, Poquoson, VA 23662, and YORK RIVER ELECTRIC, INC., a Virginia corporation (“Tenant”), with an address of 108 Production Drive, Yorktown, Virginia 23692.

W I T N E S S E T H:

In consideration of the mutual promises contained herein, and of other consideration, the Landlord and Tenant do hereby covenant and agree as follows:

1.

Premises (hereinafter called “Demised Premises”). Landlord hereby leases and demises unto Tenant, and Tenant hereby takes and leases from Landlord, that certain property known by the current system of street numbering as 112 Production Drive, Yorktown, Virginia 23693, together with the improvements thereon.

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Term/Renewal Option.

(a)

The term of this lease shall be for a period of Ten (10) years, commencing on the 1st day of January, 2011, and ending on the 31st day of December, 2020 (the “Initial Term”).

(b)

If Tenant is not in default in the performance of any of the terms and conditions of this Lease, Tenant shall have the option to extend the Term of this Lease for two (2) additional periods of five(5) years each, (each, an “Additional Term”) by giving notice of the Tenant’s intent to renew, in writing, to Landlord not less than one hundred twenty (120) days prior to the end of the Initial Term or and Additional Term. The Minimum Rent for the Demised Premises shall be payable on the basis of the annual Minimum Rent set forth below for the Lease Year in question, with the monthly payments of the Minimum Rent also to be set forth below:

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Lease Year	Annual Minimum Rent	Monthly Minimum Rent
Initial Term:
Lease Year 1-2 (Commences 1/1/11)	$42,000.00	$3,500.00
Lease Year 3-4 (Commences 1/1/13)	$42,840.00	$3,570.00
Lease Year 5-6 (Commences 1/1/15)	$43,696.80	$3,641.40
Lease Year 7-8 (Commences 1/1/17)	$44,570.74	$3,714.23
Lease Year 9-10 (Commences 1/1/19)	$45,462.16	$3,788.52
Renewal Terms:
Lease Years 11-15	$46, 371.39 in Year 11, adjusted every two (2) years by 2%
Lease Years 16-20	$49,209.70 in Year 15, adjusted every two (2) years by 2%

In the event that Tenant exercises any renewal option, all terms of this Lease shall remain the same except that the Annual Rent shall increase as provided for herein.

3.

Purpose. The Demised Premises shall be used for the purpose of conducting the business operations of the Tenant as an electric company and such other lawful purposes as may be approved in writing by the Landlord. Any change in type of use or of any or all of the Demised Premises by Tenant must be approved in advance by Landlord in writing.

4.

Rent.

(a) Tenant covenants to make all rental payments to Landlord at 2 Hamilton Circle, Poquoson, VA 23662 or to other such location as requested by Landlord, in writing, without prior demand therefore being made.

(b) Wherever it is provided in this Lease that Tenant is requested to make any payment to Landlord other than minimum rent, such payment shall be deemed to be additional rent and all remedies applicable to the nonpayment of rent shall be applicable thereto. Minimum rent and additional rent shall be paid without counterclaim, setoff, deduction or defense.

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5,

Late Payments. Rent is due on the first (1st) day of each month. Tenant covenants and agrees to pay a late charge of five percent (5%) or one hundred dollars ($100.00), whichever is greater, if payment is not received by close of business on the fifth (5th) day of the month. Any sum not paid by close of business on the fifth (5th) day of the month shall be past due, and interest shall accrue at the rate of EIGHTEEN PERCENT (18%) per annum, payable monthly, on all rents (including minimum rent and additional rent) and all other sums due under this Lease from the time said rents or sums accrue if they become past due, Landlord expressly reserving all other rights and remedies provided herein or by law in respect thereto. Tenant further agrees to pay (or to reimburse Landlord promptly if Landlord elects to pay) any and all attorney’s fees, in an amount of twenty-five percent (25%) of the total balance in arrears, or the actual amount as incurred by Landlord, whichever if greater, and court costs incurred in connection with the collection of delinquent rents and/or any enforcement of any Lease provisions due Landlord under this Lease, whether or not affirmative legal action is commenced.

6.

Payments by Tenant. In addition to the Rent, Tenant shall pay to the parties respectively entitled thereto all taxes, impositions, insurance premiums, operating charges, maintenance charges, construction costs (except as set forth herein) capital repairs and improvements (except as forth herein), utilities and any other charges, costs and expenses which arise or may be contemplated under any provisions of this Lease, involving or related to the interior of the Demised Premises during the term hereof. Notwithstanding the aforesaid, Tenant shall not be responsible for charges, costs and expenses which may arise or may be contemplated under any provisions of this Lease, except as otherwise specifically stated in this Lease, as to the exterior of the building, other than cosmetic maintenance of the façade. All such charges, costs and expenses shall constitute additional rent, and upon failure of Tenant to pay any of such costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay rent. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by the Tenant, and that Tenant shall in no event be entitled to abatement of or reduction in rent payable under this Lease, except as herein expressly provided. Any present or future law to the contrary shall not alter this agreement of the parties.

7.

Trade Fixtures. Tenant agrees, at its own cost and expense, to fixture the Demised Premises with new or existing trade fixtures or required equipment and furnishings. All trade fixtures installed in the Demised Premises by Tenant shall remain Tenant’s property, except as otherwise specifically stated in this Lease, provided however, that nothing herein shall be deemed to affect Landlord’s remedy of distraint. Tenant agrees to repair (or to reimburse Landlord for the cost of repairing) any damage to the Demised Premises occasioned by the installation or removal of said trade fixtures or required equipment and furnishings.

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8.

Tenant’s Personal Property Taxes. Tenant shall pay before delinquency, as additional rent, all taxes levied or assessed on Tenant’s fixtures, equipment and personal property in and on the Demised Premises, whether or not affixed to the real property.

9.

Tenant’s Repairs. Tenant covenants that it will, at all times during the term and at its own cost and expense, keep the Demised Premises (including, the heating system and air conditioning system insofar as they are within the Demised Premises, toilets, pipes, plumbing, wires, and conduits, electric lines, windows, fixtures, equipment, gutter, downspouts, walls (inside), all glass windows and doors, signs, and any and all interior components or parts of the Demised Premises) in a good and safe condition or repair and in good working order (making such renewals and replacements as may be necessary), unless the need therefore is occasioned by fire or other casualty covered by Tenant’s fire and extended coverage insurance policy, in which event such repair and replacement shall be a expense of Landlord to the extent of such coverage. Tenant understands and agrees that it (not Landlord) shall be responsible for any damage caused by condensation in or around the duct work within the Demised Premises used for heating and/or air conditioning.

10.

Landlord’s Repairs and Right of Entry. Upon not less than twenty four (24) hours prior notice, except in the event of emergencies, Landlord, its agents, employees and contractors, shall have the right, from time to time, to enter and use insofar as may be necessary the Premises for the purpose of making repairs, accompanied by a Tenant representative. Tenant shall not be entitled to any reduction in rent or to any claim for damages by reason of any inconvenience, annoyance, and/or injury to business arising out of any repairs made by Landlord pursuant to this Section.

11.

Tenant’s Care of Building, Land, etc. Tenant covenants and agrees that it will, at all times, during the term hereof, keep the Demised Premises, including sidewalks, clean and free from obstruction, rubbish, dirt, snow and ice. This duty and covenant of the Tenant to keep sidewalks clean and free from obstruction shall extend to and include not only sidewalks connected or adjacent to the Demised Premises, but also sidewalks connected to or adjacent to buildings or structures adjacent to the Demised Premises, to the extent that Tenant can lawfully access the aforesaid sidewalks. Tenant shall sweep and clean all such sidewalks on a nightly basis. Tenant covenants and agrees that it will not allow any person to smoke or loiter on the Demised Premises or aforesaid sidewalks, and will take all lawful steps necessary to prevent smoking or loitering on the Demised Premises or the aforesaid sidewalks. Tenant shall place all trash, rubbish and garbage in a proper closed receptacle and shall pay all costs incident to the removal thereof. Notwithstanding anything to the contrary, Tenant shall take premises “as is” and will be responsible for all maintenance of the interior of the Demised Premises, as well as any signs.

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12.

Miscellaneous Covenants of Tenant. Tenant covenants that: i) it will comply with all Federal, State and/or municipal laws, ordinances and regulations relating to its business conducted in the Demised Premises; ii) it will promptly pay for all electricity, gas, water and other utilities consumed on, and all sewage disposal charges assessed against, the Demised Premises; iii) it will not use, or permit to be used, the Demised Premises for any illegal or immoral purpose; iv) it will not, without the prior written consent of Landlord (which shall not be unreasonable withheld), cause or allow any advertising sign to be erected, installed, painted, displayed or maintained on the exterior of the building of which the Demised Premises constitute a part; v) it will keep all signs installed (with the consent of Landlord) on the exterior of the building of which the Demised Premises constitute a part, freshly painted, in good repair and operating condition at all times; vi)it will not without the prior written consent of Landlord: (a) make any improvements to the Demised Premises, and (b) hold a fire, bankruptcy, going-out-of-business or auction sale; vii)it will permit Landlord or its representatives (a) to enter the Demised Premises during the last six (6) months of the term for the purpose of exhibiting the Demised Premises to prospective Tenants, and (b) to place a “For Rent” sign on the Demised Premises during such period of time.

13.

Insects and Rodents. Tenant covenants that it will, at its own expense, take such steps as shall be necessary to keep the Demised Premises free of termites, roaches, rodents, insects and other pests and that it will save Landlord harmless from any damage caused thereby.

14.

Damage by Vandals. If the doors, window frames, glass or any part of the exterior of the Demised Premises are damaged by persons breaking, or attempting to break, into the Demised Premises, or by vandals, Tenants covenants to repair immediately at its own expense, any and all such damage. If any portion of the Demised Premises are damaged by Tenant or any third party, including, without limitation, guests, clients, or invitees of the Tenant, Tenant covenants to repair such damages immediately at its own expense.

15.

Tenant’s Failure to Comply. Tenant agrees that if it fails to perform any obligation required by this Lease, Landlord, in addition to other remedies provided by law and/or this Lease, may correct (or have corrected) the default at the cost and expense of Tenant.

16.

Fire Hazard.  Tenant covenants that, without the prior written consent of Landlord, it will not do anything which will increase the rate of fire insurance on the building of which the Demised Premises constitutes a part, and that if such consent is given, Tenant will pay Landlord the amount of the increase in the cost of such insurance, as and when the premiums become due.

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17.

Care of Roof. Tenant agrees that it will not (directly or by sufferance) place any debris on the roof of the building of which the Demised Premises constitute a part or cut, drive nails into or otherwise manipulate the roof or penetrate roof in anyway without prior consent of Landlord.

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Condition on Termination. Tenant covenants that it will upon the expiration or earlier termination of this Lease, (a) deliver up to Landlord, peaceably and quietly, the Demised Premises in the same good condition they are now in or shall hereafter be placed, ordinary wear and tear and damage by casualty within the coverage of a standard fire insurance policy with extended coverage, excepted, and (b) remove its trade fixtures or required equipment and furnishings from the Demised Premises (unless it is then in default hereunder in which event it will not be permitted to effect such removal, or unless removal of the trade fixture will damage any portion of the Demised Premises) and to repair promptly any damage caused by such removal.

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Alterations. Tenant shall not make any exterior or structural alterations to the Premises without Landlord’s prior written approval in its sole discretion. Tenant may make interior, non-structural alterations and improvements to the Premises after Tenant has obtained Landlord’s prior written approval (which approval shall not be unreasonably withheld or delayed) of the plans and specifications of the work to be performed and has satisfied Landlord’s requirements for bonding, insurance and other contractor requirements. All alterations and improvements shall be performed in a first-class manner. In no even shall Tenant make any change to the Premises that alters the character of the Premises, lessens the value of the Premises or violates any laws or other legal requirements or the provisions of any mortgage on the Demised Premises.

20.

 Improvements to Become Landlord’s. Tenant agrees that all additions and other improvements presently installed in the Demised Premises or installed by Tenant, including, without limitation, all electric wiring, electric fixtures, light fixtures, air conditioning systems, screens, doors, awnings, awning frames, canopies, bartops, stove/oven hoods, pylons, and floor coverings shall immediately become the property of Landlord, and shall not be removed by Tenant at the expiration or earlier termination of this Lease, unless Tenant is requested to do so by Landlord, in which event Tenant agrees to do so and to repair promptly any damage caused by an such removal.

21.

Tenant’s Liability Insurance.

(a) Tenant agrees that it shall defend, indemnify and hold harmless Landlord from and against any and all manner of claims, demands, actions, suits, costs, losses and Expenses, liability, damages, settlements and claims for damages, debts, liens, charges (including

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reasonable attorney’s fees and the cost of defending any claim, action or suit), whether for bodily injury, sickness, disease, death, property damage or otherwise, arising from the use and occupancy of the Demised Premises or the operation of Tenant’s business thereon; provided, however, that this clause shall not apply to injury or damage caused Landlord has herein agreed to make) within a reasonable time after Tenant’s written notice of th need therefore. It is agreed that the above hold harmless and indemnification includes, but is not limited to, any liability of Landlord arising from any leakage, seepage or contamination from aboveground or underground tanks, lines and appurtenant facilities. Tenant will, at all times commencing on the date of delivery of possession of the Demised Premises to Tenant, at its own cost and expense, carry with a company or companies, satisfactory to Landlord, public liability insurance (in form and amounts of coverage reasonably satisfactory to Landlord) on the Demised Premises, with limits of not less than One Million Dollars ($1,000,000.00) for injury or death to one person and Two Million Dollars ($2,000,000.00) for injury or death to more than one person, and property damage of Five Hundred Thousand Dollars ($500,000.00) for each accident, which insurance shall be written or endorsed so as to protect Landlord and Tenant, as their respective interests may appear. Every policy r policies shal contain a provision insuring Tenant against all liability which Tenant might have under the foregoing indemnity provision.  Tenant covenants that certificates of all such insurance policies shall be delivered to Landlord promptly without demand. Such policy shall also contain a provision that it may not be terminate without thirty (30) days paid written notice to Landlord. If Tenant fails to provide such insurance, Landlord may, but shall not e required to, obtain such insurance and collect the cost thereof as a part of the rent herein reserved. Landlord shall have the right to increase the amount of minimum coverages required hereunder upon ninety (90) days written notice to Tenant.

(b)Tenant and all those claiming by, through or under Tenant, shall store their property in, and shall occupy and use the Demised Premises solely at their own risk, and Tenant and all those claiming by, through or under Tenant hereby release Landlord, to the full extent permitted by law, from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixtures or other property, or damage to business or for business interruption, arising directly or indirectly, out of or from or on account of Tenant’s occupancy and be responsible or liable at any time to Tenant, or to those Claiming by, through or under Tenant, for any loss of life, bodily or personal injury or damage to property or business, or for business interruption, that may be occasioned by the acts, omissions or negligence of any other persons. Landlord shall not be responsible at any time for any defects, latent or otherwise in the Demised Premises or any of the equipment, machinery, utilities, appliances, or apparatus therein, nor shall Landlord be responsible or liable at any time for loss of life, or injury or damage to any person or to any property or business of Tenant, or those claiming by, through or under Tenant, or any other person caused by or resulting from the bursting, breaking, leak

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running, seeping, overflowing or backing up of water, steam, gas, petroleum products of any kind, sewage, snow or ice from or in any part of the Demised Premises or caused by or resulting from acts of God or the elements, or resulting from an defect or negligence in the occupancy, construction, operation or use of the building or improvements in the Demised Premises and the equipment, fixtures, machinery, appliance or apparatus thereon, unless caused by Landlord’s own negligence.

22.

Fire Insurance.  Tenant covenants that it will keep the Demised Premises insured against damage by fire and other hazard with “all risk” coverage in an amount not less than one hundred percent (100%) of the replacement cost thereof.

23.

Mechanic’s Liens  Tenant shall not permit any mechanic’s, materialman’s or similar lien to stand against any portion of the Demised Premises for any labor performed or material furnished in connection with any work performed or caused to be performed by tenant. If any such lien is filed against the Demised Premises, Tenant shall discharge such lien by paying the amount secured thereby or providing a bond within twenty (20) days after is was filed and if Tenant fails to do so Landlord may discharge the lien without inquiring into the validity thereof and Tenant shall promptly reimburse Landlord for any amount so expended.

24.

Damage By Fire or Other Casualty. In the event the Demised Premises, or any part thereof, shall be damaged by fire or other casualty during the term, Tenant agrees that t will restore the Demised Premises with reasonable dispatch, to substantially the same condition they were in prior to such damage and Tenant shall be entitled to receive insurance proceeds covering such casualty, for purposes of making restoration, and if the Demised Premises are rendered wholly or partially untenable as a result of such damage, the minimum rental payable hereunder shall be equitably abated (according to the loss of use) during the period intervening between the date of such damage and the date the Demised Premises are restored. Anything in the foregoing to the contrary notwithstanding, if such damage occurs during the last two (2) years of the term, and if such damage exceeds fifty percent (50%) of the then insurable value fo the Demised Premises, either Landlord or Tenant may terminate this Lease as of the date of such damage, by giving to the other written notice of its intention so to do within thirty (30) days after the date such damage occurs. If this Lease is so terminated, the rental payable hereunder shall be abated as of the date of such damage, and Tenant shall remove all of its property from the Demised Premises within thirty (30) days after the notice of termination is given.

25.

Condemnation.  In the event that the whole of the Demised Premises are taken by the exercise of powers of eminent domain (or sold to the holder or such power, pursuant to a threatened taking) this Lease shall terminate as of the date of such taking.

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In the event any material portion of the Demised Premises is taken by the exercise of the power of eminent domain (or sold to the holder of such power pursuant to a threatened taking), this Lease may, at the option of the Landlord or Tenant be terminated by written notice given to the other within sixty (60) days after such taking or sale occurs. If this Lease is not so terminated, Landlord covenants that it will at its own expense, promptly after the lapse of said sixty (60) days, repair such damage and do such work as may be required to repair and rebuild the Demised Premises as nearly as may be to the condition it was in immediately prior to such taking; provided, however, that whether or not this Lease is so terminated, the minimum reantal payable hereunder shall be equitably abated, (according to the loss of use) from the date of such taking. Tenant shall have no right in or to the proceeds of any award made in any such condemnation.

26.

No Representations by Landlord.  Tenant agrees that Landlord has not made any representation, express or implied, with respect to Federal, State or municipal laws or ordinances applicable to the Demised Premises r the propert of which the Demised Premises constitute a part (including, without limitation, laws or ordinances relating to Zoning or fire walls), and Tenant shall not have the right to terminate this Lease, nor shall it be entitled to any abatement of rent payable hereunder or any claim for damages, in the even the Demised Premises cannot be used by Tenant, in whole or in part, for the purpose for which Tenant intends to use the same.

27.

Assignment and Subletting.  Tenant covenants that it will not assign this Lease, or sublet or permit any other person to occupy part or all of the Demised Premises, without Landlord’s prior written consent shall not be unreasonably withheld.

28.

Default and Remedies.  (a) Defaults.  The occurrence of any one or more of the following events (“Defaults”) shall constitute  a default and breach of this Lease by Tenant: (i) Tenant fails to pay any Minimum Rent or any other Rent payments owed under this Lease within ten (10) calendar days of the date on which such payment was due; (ii) Tenant fails to observe and perform any of the other terms, covenants and /or conditions of this Lease, and such default shall continue for more than fiftenn (15) days after written notice from Landlord to Tenant (however, if a default under this item (ii) cannot reasonably be cured within fifteen (15) days, and Tenant has promptly commenced the cure within such time and is diligently proceeding to complete the cure, then Tenant shall have such reasonable extra time (not to exceed sixty (60) days) to complete the cure; (iii) Tenant fails to pay when due Minimum Rent or any other Rent owed under this Lease three (3) or more times in any period of twelve (12) consecutive months; (iv) the Premises is abandoned, vacated or closed for business to the public (ther than for fire, casualty or condemnation), or Tenant fails to open for business to the public in the Premises within (60) days after the Commencement Date; or (v) a case is commenced or a

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petition is filed by or against Tenant under any chapter of the federal Bankruptcy Code, or there is filed by or against Tenant, or any successor tenant then in possession, in any court pursuant to any statute or law, a petition for appointment of a trustee or receiver, an assignment for the benefit of creditors, or reorganization (unless the petition is filed or case commenced by a party other than Tenant and is withdrawn or dismissed within thirty (30) days after the date of its filing).

(b)

Remedies.  Upon the occurrence and continuance of a Default, Landlord, without notice to Tenant in any instance (except where expressly provided for below) may do any one or more of the following: (i) apply the Security Deposit (if any) toward the satisfaction and cure of such Default; (ii) reenter the Premises, by any suitable action or proceeding at law, or without judicial process if Landlord so elects, without being liable for any prosecution therefor or damages therefrom, and repossess and enjoy the Premises; (iii) elect to terminate this Lease upon not less than ten (10) days written notice to Tenant, at which time the term of this Lease shall expire, but Tenant’s liability under all of the provisions of this Lease to continue; or (iv) exercise any other legal or equitable rights or remedies available to Landlord, including those additional rights set forth in this Lease. In exercising any of the above remedies, Landlord may remove Tenant’s property from the Premises and store the same at Tenant’s expense without resort to legal process and without Landlord being deemed guilty or trespass or becoming liable for any loss or damage occasioned thereby, and Landlord may also sell such property at public or private sale, with the proceeds being applied to costs of sale and storage (including reasonable attorney’s fees) and amounts owed to Landlord under this Lease. Tenant waives any rights to re-enter the Premises and any rights of redemption.

Tenant understands that Landlord may re-let, in one or more leases, all or part of the Premises (or a premises including space in addition to the Premises), either in Landlord’s own right or as agent for Tenant, accepting any rents then obtainable, for a term or terms that may be greater or less than the balance of the Term of this Lease, and Landlord may grant concessions or free rent without in any way affecting Tenant’s liability for the Rent payable under this Lease. However, Tenant understands that Landlord shall be under no duty to re-let the Premises and that Tenant’s liability under this Lease shall not be affected or diminished in any way whatsoever, for Landlord’s failure to re-let the Premises, or if the Premises are re-let, for Landlord’s failure to collect rentals under such re-letting. In connection with any re-letting, Landlord may make or do any alterations, repairs, painting and decorations (“Re-letting Preparations”) to the Premises which Landlord considers advisable and necessary in its sole judgment, and such Re-letting Preparations shall not release Tenant from any liability under this Lease.

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(c)

Damages.  If a Default occurs, Tenant shall remain liable for (i) all Rent and damages that may be due or sustained by Landlord up to the time this Lease terminates or Landlord takes possession of the Premises, whichever occurs later, and the performance of all other obligations of Tenant accruing under this Lease through such date (collectively “Accrued Damages”); (ii) all reasonable costs, fees and expenses (including without limitation attorney’s fees and expenses, brokerage commissions and fees) incurred by Landlord in pursuit of its remedies under this Lease and in renting the Premises to others from time to time (including Re-letting Preparations) (all such Accrued Damages , costs, fees, and expenses being referred to collectively as the “Default Damages”); and (iii) Future Damages, which, at the election of Landlord, shall be either: (i) the amount (the “Deficiency”) by which (A) the Rent reserved under this Lease until the expiration date of the Term exceeds (B) the amount of rent, if any, that Landlord shall receive during the same period from others to whom the Premises may be rented, from which Landlord may deduct all Default Damages owing to Landlord; such Deficiency to be paid in monthly installments by Tenant on the first day of each calendar month; or (ii) an amount equal to the present value of the sum of the Rent reserved under this Lease until the expiration date of the Term plus the Default Damages owed by Tenant, from which sum there shall be deducted the present value of the fair market rental value of the Premises as determined by an independent real estate appraiser designated by Landlord; Future Damages under this item (ii) shall be payable to Landlord in one lump sum on demand and shall bear interest at the Default Rate until paid. For the above purposes “present value” shall be computed using a discount rate equal to one percentage point above the discount rate then in effect at the Federal Reserve Bank nearest to the location of the Facility.

(d)

Remedies Cumulative.  All remedies of Landlord shall be cumulative Acceptance by Landlord of delinquent rent after Default shall not sure such Default nor entitle Tenant to possession of the Premises.

(e)

Attorney’s Fees  Tenant agrees to pay all costs incurred by Landlord on account of Tenant’s default hereunder including, but not limited to, collection costs, court costs, and reasonable attorney’s fees.

29.

 Estoppel Certificate.  Within ten (10) days after written request of Landlord, Tenant shall certify by a duly executed and acknowledged written instrument to any mortgagee or purchaser, or proposed mortgagee or proposed purchaser, or in any other person, firm or corporation specified by the Landlord, as to the validity in force and effect of this Lease, as to the counterclaims, or defenses thereto on the part of party thereunder, as to the existence of any offsets, counterclaims, or defenses thereto on the part of Tenant, and as to any other matters as may be reasonably requested by Landlord, all without charge and as frequently as Landlord deems necessary. Tenant’s failure or refusal to deliver such statement within such time

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shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord’s performance or obligations hereunder, and (iii) that not more than one month’s installment of minimum rent has been paid in advance of the due date.

30.

Notices.  Any notice herein provided for to be given to Landlord shall be deemed to be given if and when posted in United States registered or certified mail, postage prepaid, or standard overnight delivery addressed to Landlord, attn: Mark Bryan, 2 Hamilton Circle Poquoson, VA 23662, with copy to Landlord’s attorney, H. Alexander Johnson, Esquire, at Pender & Coward, P.C., 222 Central Park Avenue, Suite 400, Virginia Beach, VA 23462, and any notice herein provided for to be given to Tenant shall be deemed to be given if and when posted in United States registered or certified mail, or standard overnight delivery addressed to Tenant at Demised Premises.

31.

Quiet Enjoyment.  Subject to the terms, covenants and conditions set forth in this Lease, and further subject to any ground lease, mortgage or deed of trust to which this Lease is or shall be subordinate, Landlord covenants that Tenant shall have and enjoy quiet and peaceable possession of the Demised Premises during the term hereof.

32.

Entire Agreement.  This Lease contains the entire agreement between the parties hereto, and it cannot be altered or modified in any way except in writing signed by the parties hereto.

33.

 No Waivers.  Any failure of either party hereto to insist upon strict observance of any covenant, provision or condition of this Lease in any one or more instances shall not constitute or be deemed a waiver, at the time or thereafter, of such or any other covenant, provision or condition of this Lease

34.

Successors and Assigns.  This Lease and all terms, covenants, conditions and provisions herein contained, shall be binding upon and shall inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and (if and when assigned in accordance with the provisions hereof) assigns.

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IN WITNESS WHEREOF the Landlord and Tenant hereto have caused this Lease to be executed in their names below.

LANDLORD

BRYAN PROPERTIES, LLC

By/s/Mark Bryan

MARK BRYAN, MANAGER

TENANT

YORK RIVER ELECTRIC, INC.

By /s/ Mark A Bryan

Treasurer

STATE OF VIRGINIA

CITY OF YORK

The foregoing instrument was acknowledged before me this 1st day of January, 2011, by MARK BRYAN, Manager, BRYAN PROPERTIES, LLC on behalf of the limited liability company.

/s/Carlotta Raye Manring

  Notary Public

My commission expires: 10/31/15

My registration No.:   714061

STATE OF VIRGINIA

CITY OF YORK

The foregoing instrument was acknowledged before me this 1st day of January, 2011, by Mark A Bryan, Treasurer of York River Electric, Inc., who is personally known to me or has presented sufficient identification.

/s/ Carlotta Ray Manring

    Notary Public

My commission expires:   10/31/15

My Registration No.:   7140671

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EXHIBIT A: COMMERCIAL LEASE

THIS COMMERCIAL LEASE, (hereinafter referred to as the “Lease” or “Commercial Lease”), made as of this 1st day of January, 2011, by and between CHARTERS. LLC, a Virginia limited liability company (“Landlord”), with an address of 108 Production Drive, Yorktown, VA 23693, and YORK RIVER ELECTRIC, INC., a Virginia corporation (“Tenant”), with an address of 108 Production Drive, Yorktown, Virginia 23693.

W I T N E S S E T H:

In consideration of the mutual promises contained herein, and of other consideration, the Landlord and Tenant do herby covenant and agree as follows:

1.

Premises. (hereinafter called the “Demised Premises”). Landlord herby leases and demises unto Tenant, and Tenant herby takes and leases from Landlord, that certain property known by the current system of street numbering as 108 Production Drive, Yorktown, Virginia 23693, together with the improvements thereon.

2.

Term/Renewal Option.

(a) The term of this lease shall be for a period of Ten (10) years, commencing on the 1st day of January, 2011, and ending on the 31st day of December, 2020 (the “Initial Term”).

(b) If Tenant is not in default in the performance of any of the terms and conditions of this Lease, Tenant shall have the option to extend the Term of this Lease for two (2) additional periods of five (5) years each (each, an “Additional Term”) by giving notice of Tenant’s intent to renew, in writing, to Landlord not less than one hundred twenty (120) days prior to the end of the Initial Term or any Additional Term. The Minimum Rent for the Demised Premises shall be payable on the basis of the annual Minimum rent set forth below for the Lease Year in question, with the monthly payments of the Minimum Rent also to be as set forth below:

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Lease Year	Annual Minimum Rent	Monthly Minimum Rent
Initial Term:
Lease Years 1-2 (Commences 1/1/11)	$30,000.00	$2,500.00
Lease Year 3-4 (Commences 1/1/13)	$30,600.00	$2,550.00
Lease Year 5-6 (Commences 1/1/15)	$31,212.00	$2,601.00
Lease Year 7-8 (Commences 1/1/17)	$31,826.24	$2,653.02
Lease Year 9-19	$32,472.96	$2,706.08
Renewal Terms:
Lease Year 11-15	$33,122.42 in Year 11, adjusted every two (2) years by 2%
Lease Years 16-20	$34, 460.57 in Year 15, adjusted every two (2) years by 2%

In the event that Tenant exercises any renewal option, all terms of this Lease shall remain the same except that the Annual Rent shall increase as provided for herein.

3.

Purpose. The Demised Premises shall be used for the purpose of conducting the business operations of the Tenant as an electric company and such other lawful purposes as may be approved in writing by the Landlord. Any change in type of use or of any or all of the Demised Premises by Tenant must be approved in advance by Landlord in writing.

4.

Rent.

(a) Tenant covenants to make all rental payments to Landlord at 324 Brentmeade Drive, Yorktown, VA 23693, or to other such location as requested by Landlord, in writing, without prior demand therefore being made.

(b) Wherever it is provided in this Lease that Tenant is requested to make any payment to Landlord other than minimum rent, such payment shall be deemed to be additional rent and all remedies applicable to the nonpayment of rent shall be applicable thereto. Minimum rent and additional rent shall be paid without counterclaim, setoff, deduction or defense.

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5.

Late Payments. Rent is due on the first (1st) day of each month. Tenant covenants and agrees to pay a late charge of five percent (5%) or one hundred dollars ($100.00), whichever is greater, if payment is not received by close of business on the fifth (5th) day of the month. Any sum not paid by close of business on the fifth (5th) day of the month shall be past due, and interest shall accrue at the rate of EIGHTEEN PERCENT (18%) per annum, payable monthly, on all rents (including minimum rent and additional rent) and all other sums due under this Lease from the time said rents or sums accrue if they become past due, Landlord expressly reserving all other rights and remedies provided herein or by law in respect thereto. Tenant further agrees to pay (or to reimburse Landlord promptly if Landlord elects to pay) any and all attorney’s fees, in an amount of twenty-five percent (25%) of the total balance in arrears, or the actual amount as incurred by Landlord, whichever is greater, and court costs incurred in connection with the collection of delinquent rents and/or any enforcement of any Lease provisions due Landlord under this Lease, whether or not affirmative legal action is commenced.

6.

Payments by Tenant. In addition to the Rent, Tenant shall pay to the parties respectively entitled thereto all taxes, impositions, insurance premiums, operating charges, maintenance charges, construction costs (except as set forth herein), capital repairs and improvements (except as set forth herein), utilities and any other charges, costs and expenses which arise or may be contemplated under any provisions of this Lease, involving or related to the interior of the Demised Premises during the term hereof. Notwithstanding the aforesaid, Tenant shall not be responsible for charges, costs and expenses which may arise or may be contemplated under any provisions of this lease, except as otherwise specifically stated in this Lease, as to the exterior of the building, other than cosmetic maintenance of the façade. All such charges, costs, and expenses shall constitute additional rent, and upon failure of Tenant to pay any of such costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay rent. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by the Tenant, and that Tenant shall in no event be entitled to abatement of or reduction in rent payable under this Lease, except as herein expressly provided. Any present or future law to the contrary shall not alter this agreement of the parties.

7.

Trade Fixtures. Tenant agrees, at its own cost and expense, to fixture the Demised Premises with new or existing trade fixtures or required equipment and furnishings. All trade fixtures installed in the Demised Premises by Tenant shall remain Tenant’s property, except as otherwise specifically stated in this Lease, provided

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however, that nothing herein shall be deemed to affect Landlord’s remedy of distraint. Tenant agrees to repair (or to reimburse Landlord for the cost of repairing) any damage to the Demised Premises occasioned by the installation or removal of said trade fixtures or required equipment and furnishings.

8.

Tenant’s Personal Property Taxes. Tenant shall pay before delinquency, as additional rent, all taxes levied or assess on Tenant’s fixtures, equipment and personal property in and on the Demised Premises, whether or not affixed to the real property.

9.

Tenant’s Repairs. Tenant covenants that it will, at all times during the term and at its own cost and expense, keep the Demised Premises (including, the heating system and air conditioning system insofar as they are within the Demised Premises, toilets, pipes, plumbing, wires and conduits, electric lines, windows, fixtures, equipment, gutter, downspouts, walls (inside), all glass windows and doors, signs, and any and all interior components or parts of the Demised Premises) in a good and safe condition of repair and in good working order (making such renewals and replacements as may be necessary), unless the need therefore is occasioned by fire or other casualty covered by Tenant’s fire and extended coverage insurance policy, in which event such repair and replacement shall be an expense of Landlord to the extent of such coverage. Tenant understands and agrees that it (not Landlord) shall be responsible for any damage caused by condensation in or around the duct work within the Demised Premises used for heating and/or air conditioning.

10.

Landlord’s Repairs and Right of Entry. Upon not less than twenty four (24) hours prior notice, except in the event of emergencies, Landlord, its agents, employees and contractors, shall have the right, from time to time, to enter and use insofar as may be necessary the Premises for the purpose of making repairs, accompanied by a Tenant representative. Tenant shall not be entitled to any reduction in rent or to any claim for damages by reason of any inconvenience, annoyance, and/or injury to business arising out of any repairs made by Landlord pursuant to this Section.

11.

Tenant’s Care of Building, Land, etc. Tenant covenants and agrees that it will, at all times during the term hereof, keep the Demised Premises, including sidewalks, clean from obstruction, rubbish, dirt, snow and ice. This duty and covenant of the Tenant to keep sidewalks clean and free from obstruction shall extend to and include not only sidewalks connected or adjacent to the Demised Premises, but also sidewalks connected to or adjacent to buildings or structures adjacent to the Demised Premises, to the extent that Tenant can lawfully access the aforesaid sidewalks.

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Tenant shall sweep and clean all such sidewalks on a nightly basis. Tenant covenants and agrees that it will not allow any person to smoke or loiter on the Demised Premises or the aforesaid sidewalks, and will take all lawful steps necessary to prevent smoking or loitering on the Demised Premises or the aforesaid sidewalks. Tenant shall place all trash, rubbish and garbage in a proper closed receptacle and shall pay all costs incident to the removal thereof. Notwithstanding anything to the contrary, Tenant shall take premises “as is” and will be responsible for all maintenance of the interior of the Demised Premises, as well as any signs.

12.

Miscellaneous Covenants of Tenant. Tenant covenants that: i) it will comply with all Federal, State and/or municipal laws, ordinances and regulations relating to its business conducted in the Demised Premises; ii) it will promptly pay for all electricity, gas, water and other utilities consumed on, and all sewage disposal charges assessed against, the Demised Premises; iii) it will not use, or permit to be used, the Demised Premises for any illegal or immoral purpose; iv) it will not, without the prior written consent of Landlord (which shall not be unreasonably withheld), cause or allow any advertising sign to be erected, installed, painted, displayed or maintained on the exterior of the building of which the Demised Premises constitute a part; v) it will keep all signs installed (with the consent of Landlord) on the exterior of the building of which the Demised Premises constitute a part, freshly painted, in good repair and operating condition at all times; vi) it will not without the prior written consent of Landlord: (a) make any improvements to the Demised Premises, and (b) hold a fire, bankruptcy, going-out-of-business or auction sale; vii) it will permit Landlord or its representatives (a) to enter the Demised Premises during the last six (6) months of the term for the purpose of exhibiting the Demised Premises to prospective Tenants, and (b) to place a “For Rent” sign on the Demised Premises during such period of time.

13.

Insects and Rodents. Tenant covenants that it will, at its own expense, take such steps as shall be necessary to keep the Demised Premises free of termites, roaches, rodents, insects and other pests and that it will save Landlord harmless from any damage caused thereby.

14.

Damage by Vandals. If the doors, window frames, glass or any part of the exterior of the Demised Premises are damaged by persons breaking, or attempting to break, into the Demised Premises, or by vandals, Tenant covenants to repair immediately at its own expense, any and all such damage. If any portions of the Demised Premises are damaged by Tenant or any third party, including, without limitation, guests, clients or invitees of the Tenant, Tenant covenants to repair such damages immediately at its own expense.

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15.

Tenant’s Failure to Comply. Tenant agrees that if it fails to perform any obligation required by this Lease, Landlord, in addition to other remedies provided by law and/or this Lease, may correct (or have corrected) the default at the cost and expense of Tenant.

16.

Fire Hazard. Tenant covenants that, without the prior written consent of Landlord, it will not do anything which will increase the rate of fire insurance on the building of which the Demised Premises constitutes a part, and that if such consent is given, Tenant will pay Landlord the amount of the increase in the cost of such insurance, as and when the premiums become due.

17.

Care of Roof. Tenant agrees that it will not (directly or by sufferance) place any debris on the roof of the building of which the Demised Premises constitutes a part or cut, drive nails into or otherwise manipulate the roof in anyway without prior consent of Landlord.

18.

Condition on Termination. Tenant covenants that it will upon the expiration or earlier termination of this Lease, (a) deliver up to Landlord, peaceably and quietly, the Demised Premises in the same good condition they are now in or shall hereafter be placed, ordinary wear and tear damage by casualty within the coverage of a standard fire insurance policy with extended coverage, excepted, and (b) remove its trade fixture or required equipment and furnishings from the Demised Premises (unless it is then in default hereunder in which event it will not be permitted to effect such removal, or unless removal of the trade fixture will damage any portion of the Demised Premises) and to repair promptly any damage caused by such removal.

19.

Alterations. Tenant shall not make any exterior or structural alterations to the Premises without Landlord’s prior written approval in its sole discretion. Tenant may make interior, non-structural alterations and improvements to the Premises after Tenant has obtained Landlord’s prior written approval (which approval shall not be unreasonably withheld or delayed) of the plans and specifications of the work to be performed and has satisfied Landlord’s requirements for bonding, insurance and other contractor requirements. All alterations and improvements shall be performed in a first-class manner. In no event shall Tenant make any change to the Premises that alters the character of the Premises, lessens the value of the Premises or violates any laws or other legal requirements or the provisions of any mortgage on the Demised Premises.

20.

Improvements to Become Landlord’s. Tenant agrees that all additions and other improvements presently installed in the Demised Premises or installed by

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Tenant, including, without limitation, all electric wiring, electric fixtures, light fixtures, air conditioning systems, screens, doors, awnings, awning frames, canopies, bar tops, stove/oven hoods, pylons, and floor coverings shall immediately become the property of Landlord, and shall not be removed by Tenant at the expiration or earlier termination of this Lease, unless Tenant is requested to do so by Landlord, in which event Tenant agrees to do so and to repair promptly any damage caused by any such removal.

21.

Tenant’s Liability Insurance.

(a) Tenant agrees that it shall defend, indemnify and hold harmless Landlord from and against any and all manner of claims, demands, actions, suits, costs, losses and expenses, liability, damages, settlements and claims for damages, debts, liens, charges (including reasonable attorney’s fees and the cost of defending any claim, action or suit), whether for bodily injury, sickness, disease, death, property damage or otherwise, arising from the use and occupancy of the Demised Premises or the operation of Tenant’s business thereon; provided, however, that this clause shall not apply to injury or damage caused by Landlord’s own willful act or omission, negligence or Landlord’s failure to make any repair (which Landlord has herein agreed to make) within a reasonable time after Tenant’s written notice of the need therefore. It is agreed that the above hold harmless and indemnification includes, but is not limited to, any liability of Landlord arising from any leakage, seepage or contamination from aboveground or underground tanks, lines and appurtenant facilities. Tenant will, at all times commencing on the date of delivery of possession of the Demised Premises to Tenant, at its own cost and expense, carry with a company or companies, satisfactory to Landlord, public liability insurance (in form and amounts of coverage reasonably satisfactory to Landlord) on the Demised Premises, with limits of not less than One Million Dollars ($1,000,000.00) for injury or death to one person and Two Million Dollars ($2,000,000.00) for injury or death to more than one person, and property damage of Five Hundred Thousand Dollars ($500,000.00) for each accident, which insurance shall be written or endorsed so as to protect Landlord and Tenant, as their respective interests may appear. Every policy or policies shall contain a provision insuring Tenant against all liability which Tenant might have under the foregoing indemnity provision. Tenant covenants that certificates of all such insurance policies shall be delivered to Landlord promptly without demand. Such policy shall also contain a provision that it may not be terminated without thirty (30) days paid written notice to Landlord. If Tenant fails to provide such insurance, Landlord may, but shall not be required to, obtain such insurance and collect the cost thereof as a part of the rent herein reserved. Landlord shall have the right to increase the amount of minimum coverages required hereunder upon ninety (90) days written notice to Tenant.

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(b) Tenant and all those claiming by, through or under Tenant, shall store their property in, and shall occupy and use the Demised Premises solely at their own risk, and Tenant and all those claiming by, through or under Tenant hereby release Landlord, to the full extent permitted by law, from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixtures or other property, or damage to business for business interruption, arising directly or indirectly, out of or from or on account of Tenant’s occupancy and use, or resulting from any present or future condition or state of repair thereof. Landlord shall not be responsible or liable at any time to Tenant, or to those claiming by, through or under Tenant, for any loss of life, bodily or personal injury or damage to property or business, or for business interruption, that may be occasioned by the acts, omissions or negligence of any other persons. Landlord shall not be responsible at any time for any defects, latent or otherwise in the Demised Premises or any of the equipment, machinery, utilities, appliances or apparatus therein, nor shall Landlord be responsible or liable at any time for loss of life, or injury or damage to any person or to any property or business of Tenant, or those claiming by, through or under Tenant, or any other person caused by or resulting from the bursting, breaking, leak running, seeping, overflowing or backing up of water, steam, gas, petroleum products of any kid, sewage, snow or ice from or in any part of the Demised Premises or caused by or resulting from acts of God or the elements, or resulting from any defect or negligence in the occupancy, construction, operation or use of the building or improvements in the Demised Premises and the equipment, fixtures, machinery, appliance or apparatus thereon, unless caused by Landlord’s own negligence.

22.

Fire Insurance. Tenant covenants that it will keep the Demised Premises insured against damaged by fire and other hazard with “all risk” coverage in an amount not less than one hundred percent (100%) of the replacement cost thereof.

23.

Mechanic’s Liens. Tenant shall not permit any mechanic’s, materialman’s or similar lien to stand against any portion of the Demised Premises for any labor performed or material furnished in connection with any work performed or caused to be performed by Tenant. If any such lien is filed against the Demised Premises, Tenant shall discharged such lien by paying the amount secured thereby or providing a bond within twenty (20) days after it was filed and if Tenant fails to do so Landlord may discharge the lien without inquiring into the validity thereof and Tenant shall promptly reimburse Landlord for any amount so expended.

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24.

Damage By Fire or Other Casualty. In the event the Demised Premises, or any part thereof, shall be damaged by fire or other casualty during the term, Tenant agrees that it will restore the Demised Premises with reasonable dispatch, to substantially the same condition they were in prior to such damage and Tenant shall be entitled to receive insurance proceeds covering such casualty, for purposes of making restoration, and if the Demised Premises are rendered wholly or partially untenable as a result of such damage, the minimum rental payable hereunder shall be equitably abated (according to the loss of use) during the period intervening between the date of such damage and the date the Demised Premises are restored. Anything in the foregoing to the contrary notwithstanding, if such damage occurs during the last two (2) years of the term, and if such damage exceeds fifty percent (50%) of the then insurable value of the Demised Premises, either Landlord or Tenant may terminate this Lease as of the date of such damage, by giving to the other written notice of its intention so to do within thirty (30) days after the date such damage occurs. If this Lease is so terminated, the rental payable hereunder shall be abated as of the date of such damage, and Tenant shall remove all of its property from the Demised Premises within thirty (30) days after the notice of termination is given.

25.

Condemnation. In the event that the whole of the Demised Premises are taken by the exercise of powers of eminent domain (or sold to the holder of such power, pursuant to a threatened taking) this Lease shall terminate as of the date of such taking. In the event any material portion of the Demised Premises is taken by the exercise of the power of eminent domain (or sold to the holder of such power pursuant to a threated taking), this Lease may, at the option of the Landlord or Tenant be terminated by written notice given to the other within sixty (60) days after such taking or sale occurs. If this Lease is not so terminated, Landlord covenants that it will at its own expense, promptly after the lapse of said sixty (60) days, repair such damage and do such work as may be required to repair and rebuild the Demised Premises as nearly as may be to the condition it was in immediately prior to such taking; provided, however, that whether or not this Lease is so terminated, the minimum rental payable hereunder shall be equitably abated, (according to the loss of use) from the date of such taking. Tenant shall have no right in or to the proceeds of any award made in such condemnation.

26.

No Representations by Landlord. Tenant agrees that Landlord has not made any representations, express or implied, with respect to Federal, State or municipal laws or ordinances applicable to the Demised Premises or the property of which the Demised Premises constitute a part (including, without limitation, laws or ordinances

9

relating to Zoning or fire walls), and Tenant shall not have the right to terminate this Lease, nor shall it be entitled to any abatement of rent payable hereunder or any claim for damages, in the event the Demised Premises cannot be used by Tenant, in whole or in part, for the purpose for which Tenant intends to use the same.

27.

Assignment and Subletting. Tenant covenants that it will not assign this Lease, or sublet or permit any other person to occupy part or all of the Demised Premises, without Landlord’s prior written consent, which consent shall not be unreasonably withheld.

28.

Default and Remedies. (a) Defaults. The occurrence of any one or more of the following events (“Defaults”) shall constitute a default and breach of this Lease by Tenant: (i) Tenant fails to pay any Minimum Rent or any other Rent payments owed under this Lease within ten (10) calendar days of the date on which such payment was due; (ii) Tenant fails to observe and perform any of the other terms, covenants and/or conditions of this Lease, and such default shall continue for more than fifteen (15) days after written notice from Landlord to Tenant (however, if a default under this item (ii) cannot reasonably be cured within fifteen (15) days, and Tenant has promptly commenced the cure within such time and is diligently proceeding to complete the cure, then Tenant shall have reasonable extra time (not to exceed sixty (60) days to complete the cure); (iii) Tenant fails to pay when due Minimum Rent or any other Rent owed under this Lease three (3) or more times in any period of twelve (12) consecutive months; (iv) the Premises is abandoned, vacated or closed for business to the public (other than for fire, casualty or condemnation), or Tenant fails to open for business to the public in the Premises within sixty (60) days after the Commencement Date; or (v) a case is commenced or a petition is filed by or against Tenant under any chapter of the federal Bankruptcy Code, or there is filed by or against Tenant, or any successor tenant then in possession, in any court pursuant to any statute or law, a petition for appointment of a trustee or receiver, an assignment for the benefit of creditors, or reorganization (unless the petition is filed or case commenced by a party other than Tenant and is withdrawn or dismissed within thirty (30) days after the date of its filing).

(b)

Remedies. Upon the occurrence and continuance of a Default, Landlord, without notice to Tenant in any instance (except where expressly provided for below) may do any one or more of the following: (i) apply the Security Deposit (if any) toward the satisfaction and cure of such Default; (ii) reenter the Premises, by any suitable action or proceeding at law, or without judicial process if Landlord so elects, without being liable for any prosecution therefor or damages therefrom, and repossess and enjoy the Premises; (iii) elect to terminate this Lease upon not less than ten (10) days written notice to Tenant, at which time the term of this Lease shall expire, but with Tenant’s liability

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under all of the provisions of this Lease to continue; or (iv) exercise any other legal or equitable rights or remedies available to Landlord, including those additional rights set forth in this Lease. In exercising any of the above remedies, Landlord may remove Tenant’s property from the Premises and store the same at Tenant’s expense without resort to legal process and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby, and Landlord may also sell such property at public or private sale, with the proceeds being applied to costs of sale and storage (including reasonable attorney’s fees) and amounts owed to Landlord under this Lease. Tenant waives any rights to re-enter the Premises and any rights of redemption.

Tenant understands that Landlord may re-let, in one or more leases, all or part of the Premises (or a premises including space in addition to the Premises), either in Landlord’s own right or as agent for Tenant, accepting any rents then obtainable, for a term or terms that may be greater or less than the balance of the Term of this Lease, and Landlord may grant concessions or free rent without in any way affecting Tenant’s liability for the Rent payable under this Lease. However, Tenant understands that Landlord shall be under no duty to re-let the Premises and that Tenant’s liability under this Lease shall not be affected or diminished in any way whatsoever, for Landlord’s failure to re-let the Premises, or if the Premises are re-let, for Landlord’s failure to collect the rentals under such re-letting. In connection with any re-letting, Landlord may make or do any alterations, repairs, painting and decorations (“Re-letting Preparations”) to the Premises which Landlord considers advisable and necessary in its sole judgment, and such Re-letting Preparations shall not release Tenant from any liability under this Lease.

(c)

Damages. If a Default occurs, Tenant shall remain liable for (i) all Rent and damages that may be or sustained by Landlord up to the time this Lease terminates or Landlord takes possession of the Premises, whichever occurs later, and the performance of all other obligations of Tenant accruing under this Lease through such date (collectively “Accrued Damages”); (ii) all reasonable costs, fees and expenses (including without limitation attorney’s fees and expenses, brokerage commissions and fees) incurred by Landlord in pursuit of its remedies under this Lease and in renting the Premises to others from time to time (including Re-letting Preparations) (all such Accrued Damages, costs, fees and expenses being referred to collectively as the “Default Damages”); and (iii) Future Damages, which, at the election of Landlord, shall be either: (i) the amount (the “Deficiency”) by which (A) the Rent reserved under this Lease until the expiration date of the Term exceeds (B) the amount of rent, if any, that Landlord shall receive during the same period from others to whom the Premises may be rented, from

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which Landlord may deduct all Default Damages owing to Landlord; such Deficiency to be paid in monthly installments by Tenant on the first day of each calendar month; or (ii) an amount equal to the present value of the sum of the Rent reserved under this Lease until the expiration date of the Term plus the Default Damages owed by Tenant, from which sum there shall be deducted the present value of the fair market rental value of the Premises as determined by an independent real estate appraiser designated by Landlord; Future Damages under this item (ii) shall be payable to Landlord in one lump sum on demand and shall bear interest at the Default Rate until paid. For the above purposes “present value” shall be computed using a discount rate equal to one percentage point above the discount rate then in effect at the Federal Reserve Bank nearest to the location of the Facility.

(d)

Remedies Cumulative. All remedies of Landlord shall be cumulative. Acceptance by Landlord of delinquent rent after Default shall not cure such Default nor entitle Tenant to possession of the Premises.

(e)

Attorney’s Fees. Tenant agrees to pay all costs incurred by Landlord on account of Tenant’s default hereunder including, but not limited to, collection costs, court costs, and reasonable attorney’s fees.

29.

Estoppel Certificate. Within ten (10) days after written request of Landlord, Tenant shall certify by a duly executed and acknowledged written instrument to any mortgagee or purchaser, or proposed mortgagee or proposed purchaser, or any other person, firm or corporation specified by Landlord, as to the validity in force and effect of this Lease, as to the existence of any default on the part of any party thereunder, as to the existence of any offsets, counterclaims, or defenses thereto on the part of Tenant, and as to any other matters as may be reasonably requested by Landlord, all without charge and as frequently as Landlord deems necessary. Tenant’s failure or refusal to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord’s performance or obligations hereunder, and (iii) that not more than one month’s installment of minimum rent has been paid in advance of the due date.

30.

Notices. Any notice herein provided for to be given to Landlord shall be deemed to be given if and when posted in United States registered or certified mail, postage prepaid, or standard overnight delivery addressed to Landlord, attn.: Cathy McQuade, 324 Brentmeade Drive, Yorktown, VA 23693, with copy to Landlord’s

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attorney, H. Alexander Johnson, Esquire, at Pender & Coward, P.C., 222 Central Park Avenue, Suite 400, Virginia Beach, VA 23462, and any notice herein provided for to be given to Tenant shall be deemed to be given if and when posted in United States registered or certified mail, or standard overnight delivery addressed to Tenant at the Demised Premises.

31.

Quiet Enjoyment. Subject to the terms, covenants and conditions set forth in this Lease, and further subject to any ground lease, mortgage or deed of trust to which this Lease is or shall be subordinate, Landlord covenants that Tenant shall have and enjoy quiet and peaceable possession of the Demised Premises during the term hereof.

32.

Entire Agreement. This Lease contains the entire agreement between parties hereto, and it cannot be altered or modified in any way except in writing signed by parties hereto.

33.

No Waivers. Any failure of either party hereto to insist upon strict observance of any covenant, provision or condition of this Lease in any one or more instances shall not constitute or be deemed a waiver, at the time or thereafter, of such or any other covenant, provision or condition of this Lease.

34.

Successors and Assigns. This Lease and all the terms, covenants, conditions, and provisions herein contained, shall be binding upon and shall inure to the benefits of the parties hereto and their respective personal representatives, heirs, successors and (if and when assigned in accordance with the provisions hereof) assigns.

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IN WITNESS WHEREOF the Landlord and Tenant hereto have caused this Lease to be executed in their names below.

LANDLORD

Charters, LLC

By /s/ Catherine McQuade,

CATHERINE MCQUADE, MANAGER

By /s/ Mark Bryan

MARK BRYAN, MANAGER

TENANT:

YORK RIVER ELECTRIC, INC.

By /s/

    President

STATE OF VIRGINIA

CITY OF YORK

The foregoing instrument was acknowledged before me this 1st day of January, 2011 by CATHERINE MCQUADE, manager CHARTERS, LLC on behalf of the limited liability company.

/s/Carlotto Raye Manring

Notary Public

My commission expires 10/31/15

My Registration No: 7140671

The foregoing instrument was acknowledged before me this 1st day of January, 2011 by CATHERINE MCQUADE, President of York river Electric, Inc., who is personally known to me or has presented sufficient identification.

/s/Carlotto Raye Manring

Notary Public

My commission expires 10/31/15

My Registration No: 7140671

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EXHIBIT B: COMMERCIAL LEASE

THIS COMMERCIAL LEASE, (hereinafter referred to as the “Lease” or “Commercial Lease”), made as of this 1st day of January, 2011, by and between CHARTERS. LLC, a Virginia limited liability company (“Landlord”), with an address of 108 Production Drive, Yorktown, VA 23693, and YORK RIVER ELECTRIC, INC., a Virginia corporation (“Tenant”), with an address of 108 Production Drive, Yorktown, Virginia 23693.

W I T N E S S E T H:

In consideration of the mutual promises contained herein, and of other consideration, the Landlord and Tenant do herby covenant and agree as follows:

1.

Premises. (hereinafter called the “Demised Premises”). Landlord herby leases and demises unto Tenant, and Tenant herby takes and leases from Landlord, that certain property known by the current system of street numbering as 108 Production Drive, Yorktown, Virginia 23693, together with the improvements thereon.

2.

Term/Renewal Option.

(a) The term of this lease shall be for a period of Ten (10) years, commencing on the 1st day of January, 2011, and ending on the 31st day of December, 2020 (the “Initial Term”).

(b) If Tenant is not in default in the performance of any of the terms and conditions of this Lease, Tenant shall have the option to extend the Term of this Lease for two (2) additional periods of five (5) years each (each, an “Additional Term”) by giving notice of Tenant’s intent to renew, in writing, to Landlord not less than one hundred twenty (120) days prior to the end of the Initial Term or any Additional Term. The Minimum Rent for the Demised Premises shall be payable on the basis of the annual Minimum rent set forth below for the Lease Year in question, with the monthly payments of the Minimum Rent also to be as set forth below:

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Lease Year	Annual Minimum Rent	Monthly Minimum Rent
Initial Term:
Lease Years 1-2 (Commences 1/1/11)	$30,000.00	$2,500.00
Lease Year 3-4 (Commences 1/1/13)	$30,600.00	$2,550.00
Lease Year 5-6 (Commences 1/1/15)	$31,212.00	$2,601.00
Lease Year 7-8 (Commences 1/1/17)	$31,826.24	$2,653.02
Lease Year 9-19	$32,472.96	$2,706.08
Renewal Terms:
Lease Year 11-15	$33,122.42 in Year 11, adjusted every two (2) years by 2%
Lease Years 16-20	$34, 460.57 in Year 15, adjusted every two (2) years by 2%

In the event that Tenant exercises any renewal option, all terms of this Lease shall remain the same except that the Annual Rent shall increase as provided for herein.

3.

Purpose. The Demised Premises shall be used for the purpose of conducting the business operations of the Tenant as an electric company and such other lawful purposes as may be approved in writing by the Landlord. Any change in type of use or of any or all of the Demised Premises by Tenant must be approved in advance by Landlord in writing.

4.

Rent.

(a) Tenant covenants to make all rental payments to Landlord at 324 Brentmeade Drive, Yorktown, VA 23693, or to other such location as requested by Landlord, in writing, without prior demand therefore being made.

(b) Wherever it is provided in this Lease that Tenant is requested to make any payment to Landlord other than minimum rent, such payment shall be deemed to be additional rent and all remedies applicable to the nonpayment of rent shall be applicable thereto. Minimum rent and additional rent shall be paid without counterclaim, setoff, deduction or defense.

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5.

Late Payments. Rent is due on the first (1st) day of each month. Tenant covenants and agrees to pay a late charge of five percent (5%) or one hundred dollars ($100.00), whichever is greater, if payment is not received by close of business on the fifth (5th) day of the month. Any sum not paid by close of business on the fifth (5th) day of the month shall be past due, and interest shall accrue at the rate of EIGHTEEN PERCENT (18%) per annum, payable monthly, on all rents (including minimum rent and additional rent) and all other sums due under this Lease from the time said rents or sums accrue if they become past due, Landlord expressly reserving all other rights and remedies provided herein or by law in respect thereto. Tenant further agrees to pay (or to reimburse Landlord promptly if Landlord elects to pay) any and all attorney’s fees, in an amount of twenty-five percent (25%) of the total balance in arrears, or the actual amount as incurred by Landlord, whichever is greater, and court costs incurred in connection with the collection of delinquent rents and/or any enforcement of any Lease provisions due Landlord under this Lease, whether or not affirmative legal action is commenced.

6.

Payments by Tenant. In addition to the Rent, Tenant shall pay to the parties respectively entitled thereto all taxes, impositions, insurance premiums, operating charges, maintenance charges, construction costs (except as set forth herein), capital repairs and improvements (except as set forth herein), utilities and any other charges, costs and expenses which arise or may be contemplated under any provisions of this Lease, involving or related to the interior of the Demised Premises during the term hereof. Notwithstanding the aforesaid, Tenant shall not be responsible for charges, costs and expenses which may arise or may be contemplated under any provisions of this lease, except as otherwise specifically stated in this Lease, as to the exterior of the building, other than cosmetic maintenance of the façade. All such charges, costs, and expenses shall constitute additional rent, and upon failure of Tenant to pay any of such costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay rent. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by the Tenant, and that Tenant shall in no event be entitled to abatement of or reduction in rent payable under this Lease, except as herein expressly provided. Any present or future law to the contrary shall not alter this agreement of the parties.

7.

Trade Fixtures. Tenant agrees, at its own cost and expense, to fixture the Demised Premises with new or existing trade fixtures or required equipment and furnishings. All trade fixtures installed in the Demised Premises by Tenant shall remain Tenant’s property, except as otherwise specifically stated in this Lease, provided

3

however, that nothing herein shall be deemed to affect Landlord’s remedy of distraint. Tenant agrees to repair (or to reimburse Landlord for the cost of repairing) any damage to the Demised Premises occasioned by the installation or removal of said trade fixtures or required equipment and furnishings.

8.

Tenant’s Personal Property Taxes. Tenant shall pay before delinquency, as additional rent, all taxes levied or assess on Tenant’s fixtures, equipment and personal property in and on the Demised Premises, whether or not affixed to the real property.

9.

Tenant’s Repairs. Tenant covenants that it will, at all times during the term and at its own cost and expense, keep the Demised Premises (including, the heating system and air conditioning system insofar as they are within the Demised Premises, toilets, pipes, plumbing, wires and conduits, electric lines, windows, fixtures, equipment, gutter, downspouts, walls (inside), all glass windows and doors, signs, and any and all interior components or parts of the Demised Premises) in a good and safe condition of repair and in good working order (making such renewals and replacements as may be necessary), unless the need therefore is occasioned by fire or other casualty covered by Tenant’s fire and extended coverage insurance policy, in which event such repair and replacement shall be an expense of Landlord to the extent of such coverage. Tenant understands and agrees that it (not Landlord) shall be responsible for any damage caused by condensation in or around the duct work within the Demised Premises used for heating and/or air conditioning.

10.

Landlord’s Repairs and Right of Entry. Upon not less than twenty four (24) hours prior notice, except in the event of emergencies, Landlord, its agents, employees and contractors, shall have the right, from time to time, to enter and use insofar as may be necessary the Premises for the purpose of making repairs, accompanied by a Tenant representative. Tenant shall not be entitled to any reduction in rent or to any claim for damages by reason of any inconvenience, annoyance, and/or injury to business arising out of any repairs made by Landlord pursuant to this Section.

11.

Tenant’s Care of Building, Land, etc. Tenant covenants and agrees that it will, at all times during the term hereof, keep the Demised Premises, including sidewalks, clean from obstruction, rubbish, dirt, snow and ice. This duty and covenant of the Tenant to keep sidewalks clean and free from obstruction shall extend to and include not only sidewalks connected or adjacent to the Demised Premises, but also sidewalks connected to or adjacent to buildings or structures adjacent to the Demised Premises, to the extent that Tenant can lawfully access the aforesaid sidewalks.

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Tenant shall sweep and clean all such sidewalks on a nightly basis. Tenant covenants and agrees that it will not allow any person to smoke or loiter on the Demised Premises or the aforesaid sidewalks, and will take all lawful steps necessary to prevent smoking or loitering on the Demised Premises or the aforesaid sidewalks. Tenant shall place all trash, rubbish and garbage in a proper closed receptacle and shall pay all costs incident to the removal thereof. Notwithstanding anything to the contrary, Tenant shall take premises “as is” and will be responsible for all maintenance of the interior of the Demised Premises, as well as any signs.

12.

Miscellaneous Covenants of Tenant. Tenant covenants that: i) it will comply with all Federal, State and/or municipal laws, ordinances and regulations relating to its business conducted in the Demised Premises; ii) it will promptly pay for all electricity, gas, water and other utilities consumed on, and all sewage disposal charges assessed against, the Demised Premises; iii) it will not use, or permit to be used, the Demised Premises for any illegal or immoral purpose; iv) it will not, without the prior written consent of Landlord (which shall not be unreasonably withheld), cause or allow any advertising sign to be erected, installed, painted, displayed or maintained on the exterior of the building of which the Demised Premises constitute a part; v) it will keep all signs installed (with the consent of Landlord) on the exterior of the building of which the Demised Premises constitute a part, freshly painted, in good repair and operating condition at all times; vi) it will not without the prior written consent of Landlord: (a) make any improvements to the Demised Premises, and (b) hold a fire, bankruptcy, going-out-of-business or auction sale; vii) it will permit Landlord or its representatives (a) to enter the Demised Premises during the last six (6) months of the term for the purpose of exhibiting the Demised Premises to prospective Tenants, and (b) to place a “For Rent” sign on the Demised Premises during such period of time.

13.

Insects and Rodents. Tenant covenants that it will, at its own expense, take such steps as shall be necessary to keep the Demised Premises free of termites, roaches, rodents, insects and other pests and that it will save Landlord harmless from any damage caused thereby.

14.

Damage by Vandals. If the doors, window frames, glass or any part of the exterior of the Demised Premises are damaged by persons breaking, or attempting to break, into the Demised Premises, or by vandals, Tenant covenants to repair immediately at its own expense, any and all such damage. If any portions of the Demised Premises are damaged by Tenant or any third party, including, without limitation, guests, clients or invitees of the Tenant, Tenant covenants to repair such damages immediately at its own expense.

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15.

Tenant’s Failure to Comply. Tenant agrees that if it fails to perform any obligation required by this Lease, Landlord, in addition to other remedies provided by law and/or this Lease, may correct (or have corrected) the default at the cost and expense of Tenant.

16.

Fire Hazard. Tenant covenants that, without the prior written consent of Landlord, it will not do anything which will increase the rate of fire insurance on the building of which the Demised Premises constitutes a part, and that if such consent is given, Tenant will pay Landlord the amount of the increase in the cost of such insurance, as and when the premiums become due.

17.

Care of Roof. Tenant agrees that it will not (directly or by sufferance) place any debris on the roof of the building of which the Demised Premises constitutes a part or cut, drive nails into or otherwise manipulate the roof in anyway without prior consent of Landlord.

18.

Condition on Termination. Tenant covenants that it will upon the expiration or earlier termination of this Lease, (a) deliver up to Landlord, peaceably and quietly, the Demised Premises in the same good condition they are now in or shall hereafter be placed, ordinary wear and tear damage by casualty within the coverage of a standard fire insurance policy with extended coverage, excepted, and (b) remove its trade fixture or required equipment and furnishings from the Demised Premises (unless it is then in default hereunder in which event it will not be permitted to effect such removal, or unless removal of the trade fixture will damage any portion of the Demised Premises) and to repair promptly any damage caused by such removal.

19.

Alterations. Tenant shall not make any exterior or structural alterations to the Premises without Landlord’s prior written approval in its sole discretion. Tenant may make interior, non-structural alterations and improvements to the Premises after Tenant has obtained Landlord’s prior written approval (which approval shall not be unreasonably withheld or delayed) of the plans and specifications of the work to be performed and has satisfied Landlord’s requirements for bonding, insurance and other contractor requirements. All alterations and improvements shall be performed in a first-class manner. In no event shall Tenant make any change to the Premises that alters the character of the Premises, lessens the value of the Premises or violates any laws or other legal requirements or the provisions of any mortgage on the Demised Premises.

20.

Improvements to Become Landlord’s. Tenant agrees that all additions and other improvements presently installed in the Demised Premises or installed by

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Tenant, including, without limitation, all electric wiring, electric fixtures, light fixtures, air conditioning systems, screens, doors, awnings, awning frames, canopies, bar tops, stove/oven hoods, pylons, and floor coverings shall immediately become the property of Landlord, and shall not be removed by Tenant at the expiration or earlier termination of this Lease, unless Tenant is requested to do so by Landlord, in which event Tenant agrees to do so and to repair promptly any damage caused by any such removal.

21.

Tenant’s Liability Insurance.

(a) Tenant agrees that it shall defend, indemnify and hold harmless Landlord from and against any and all manner of claims, demands, actions, suits, costs, losses and expenses, liability, damages, settlements and claims for damages, debts, liens, charges (including reasonable attorney’s fees and the cost of defending any claim, action or suit), whether for bodily injury, sickness, disease, death, property damage or otherwise, arising from the use and occupancy of the Demised Premises or the operation of Tenant’s business thereon; provided, however, that this clause shall not apply to injury or damage caused by Landlord’s own willful act or omission, negligence or Landlord’s failure to make any repair (which Landlord has herein agreed to make) within a reasonable time after Tenant’s written notice of the need therefore. It is agreed that the above hold harmless and indemnification includes, but is not limited to, any liability of Landlord arising from any leakage, seepage or contamination from aboveground or underground tanks, lines and appurtenant facilities. Tenant will, at all times commencing on the date of delivery of possession of the Demised Premises to Tenant, at its own cost and expense, carry with a company or companies, satisfactory to Landlord, public liability insurance (in form and amounts of coverage reasonably satisfactory to Landlord) on the Demised Premises, with limits of not less than One Million Dollars ($1,000,000.00) for injury or death to one person and Two Million Dollars ($2,000,000.00) for injury or death to more than one person, and property damage of Five Hundred Thousand Dollars ($500,000.00) for each accident, which insurance shall be written or endorsed so as to protect Landlord and Tenant, as their respective interests may appear. Every policy or policies shall contain a provision insuring Tenant against all liability which Tenant might have under the foregoing indemnity provision. Tenant covenants that certificates of all such insurance policies shall be delivered to Landlord promptly without demand. Such policy shall also contain a provision that it may not be terminated without thirty (30) days paid written notice to Landlord. If Tenant fails to provide such insurance, Landlord may, but shall not be required to, obtain such insurance and collect the cost thereof as a part of the rent herein reserved. Landlord shall have the right to increase the amount of minimum coverages required hereunder upon ninety (90) days written notice to Tenant.

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(b) Tenant and all those claiming by, through or under Tenant, shall store their property in, and shall occupy and use the Demised Premises solely at their own risk, and Tenant and all those claiming by, through or under Tenant hereby release Landlord, to the full extent permitted by law, from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixtures or other property, or damage to business for business interruption, arising directly or indirectly, out of or from or on account of Tenant’s occupancy and use, or resulting from any present or future condition or state of repair thereof. Landlord shall not be responsible or liable at any time to Tenant, or to those claiming by, through or under Tenant, for any loss of life, bodily or personal injury or damage to property or business, or for business interruption, that may be occasioned by the acts, omissions or negligence of any other persons. Landlord shall not be responsible at any time for any defects, latent or otherwise in the Demised Premises or any of the equipment, machinery, utilities, appliances or apparatus therein, nor shall Landlord be responsible or liable at any time for loss of life, or injury or damage to any person or to any property or business of Tenant, or those claiming by, through or under Tenant, or any other person caused by or resulting from the bursting, breaking, leak running, seeping, overflowing or backing up of water, steam, gas, petroleum products of any kid, sewage, snow or ice from or in any part of the Demised Premises or caused by or resulting from acts of God or the elements, or resulting from any defect or negligence in the occupancy, construction, operation or use of the building or improvements in the Demised Premises and the equipment, fixtures, machinery, appliance or apparatus thereon, unless caused by Landlord’s own negligence.

22.

Fire Insurance. Tenant covenants that it will keep the Demised Premises insured against damaged by fire and other hazard with “all risk” coverage in an amount not less than one hundred percent (100%) of the replacement cost thereof.

23.

Mechanic’s Liens. Tenant shall not permit any mechanic’s, materialman’s or similar lien to stand against any portion of the Demised Premises for any labor performed or material furnished in connection with any work performed or caused to be performed by Tenant. If any such lien is filed against the Demised Premises, Tenant shall discharged such lien by paying the amount secured thereby or providing a bond within twenty (20) days after it was filed and if Tenant fails to do so Landlord may discharge the lien without inquiring into the validity thereof and Tenant shall promptly reimburse Landlord for any amount so expended.

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24.

Damage By Fire or Other Casualty. In the event the Demised Premises, or any part thereof, shall be damaged by fire or other casualty during the term, Tenant agrees that it will restore the Demised Premises with reasonable dispatch, to substantially the same condition they were in prior to such damage and Tenant shall be entitled to receive insurance proceeds covering such casualty, for purposes of making restoration, and if the Demised Premises are rendered wholly or partially untenable as a result of such damage, the minimum rental payable hereunder shall be equitably abated (according to the loss of use) during the period intervening between the date of such damage and the date the Demised Premises are restored. Anything in the foregoing to the contrary notwithstanding, if such damage occurs during the last two (2) years of the term, and if such damage exceeds fifty percent (50%) of the then insurable value of the Demised Premises, either Landlord or Tenant may terminate this Lease as of the date of such damage, by giving to the other written notice of its intention so to do within thirty (30) days after the date such damage occurs. If this Lease is so terminated, the rental payable hereunder shall be abated as of the date of such damage, and Tenant shall remove all of its property from the Demised Premises within thirty (30) days after the notice of termination is given.

25.

Condemnation. In the event that the whole of the Demised Premises are taken by the exercise of powers of eminent domain (or sold to the holder of such power, pursuant to a threatened taking) this Lease shall terminate as of the date of such taking. In the event any material portion of the Demised Premises is taken by the exercise of the power of eminent domain (or sold to the holder of such power pursuant to a threated taking), this Lease may, at the option of the Landlord or Tenant be terminated by written notice given to the other within sixty (60) days after such taking or sale occurs. If this Lease is not so terminated, Landlord covenants that it will at its own expense, promptly after the lapse of said sixty (60) days, repair such damage and do such work as may be required to repair and rebuild the Demised Premises as nearly as may be to the condition it was in immediately prior to such taking; provided, however, that whether or not this Lease is so terminated, the minimum rental payable hereunder shall be equitably abated, (according to the loss of use) from the date of such taking. Tenant shall have no right in or to the proceeds of any award made in such condemnation.

26.

No Representations by Landlord. Tenant agrees that Landlord has not made any representations, express or implied, with respect to Federal, State or municipal laws or ordinances applicable to the Demised Premises or the property of which the Demised Premises constitute a part (including, without limitation, laws or ordinances

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relating to Zoning or fire walls), and Tenant shall not have the right to terminate this Lease, nor shall it be entitled to any abatement of rent payable hereunder or any claim for damages, in the event the Demised Premises cannot be used by Tenant, in whole or in part, for the purpose for which Tenant intends to use the same.

27.

Assignment and Subletting. Tenant covenants that it will not assign this Lease, or sublet or permit any other person to occupy part or all of the Demised Premises, without Landlord’s prior written consent, which consent shall not be unreasonably withheld.

28.

Default and Remedies. (a) Defaults. The occurrence of any one or more of the following events (“Defaults”) shall constitute a default and breach of this Lease by Tenant: (i) Tenant fails to pay any Minimum Rent or any other Rent payments owed under this Lease within ten (10) calendar days of the date on which such payment was due; (ii) Tenant fails to observe and perform any of the other terms, covenants and/or conditions of this Lease, and such default shall continue for more than fifteen (15) days after written notice from Landlord to Tenant (however, if a default under this item (ii) cannot reasonably be cured within fifteen (15) days, and Tenant has promptly commenced the cure within such time and is diligently proceeding to complete the cure, then Tenant shall have reasonable extra time (not to exceed sixty (60) days to complete the cure); (iii) Tenant fails to pay when due Minimum Rent or any other Rent owed under this Lease three (3) or more times in any period of twelve (12) consecutive months; (iv) the Premises is abandoned, vacated or closed for business to the public (other than for fire, casualty or condemnation), or Tenant fails to open for business to the public in the Premises within sixty (60) days after the Commencement Date; or (v) a case is commenced or a petition is filed by or against Tenant under any chapter of the federal Bankruptcy Code, or there is filed by or against Tenant, or any successor tenant then in possession, in any court pursuant to any statute or law, a petition for appointment of a trustee or receiver, an assignment for the benefit of creditors, or reorganization (unless the petition is filed or case commenced by a party other than Tenant and is withdrawn or dismissed within thirty (30) days after the date of its filing).

(b)

Remedies. Upon the occurrence and continuance of a Default, Landlord, without notice to Tenant in any instance (except where expressly provided for below) may do any one or more of the following: (i) apply the Security Deposit (if any) toward the satisfaction and cure of such Default; (ii) reenter the Premises, by any suitable action or proceeding at law, or without judicial process if Landlord so elects, without being liable for any prosecution therefor or damages therefrom, and repossess and enjoy the Premises; (iii) elect to terminate this Lease upon not less than ten (10) days written notice to Tenant, at which time the term of this Lease shall expire, but with Tenant’s liability

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under all of the provisions of this Lease to continue; or (iv) exercise any other legal or equitable rights or remedies available to Landlord, including those additional rights set forth in this Lease. In exercising any of the above remedies, Landlord may remove Tenant’s property from the Premises and store the same at Tenant’s expense without resort to legal process and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby, and Landlord may also sell such property at public or private sale, with the proceeds being applied to costs of sale and storage (including reasonable attorney’s fees) and amounts owed to Landlord under this Lease. Tenant waives any rights to re-enter the Premises and any rights of redemption.

Tenant understands that Landlord may re-let, in one or more leases, all or part of the Premises (or a premises including space in addition to the Premises), either in Landlord’s own right or as agent for Tenant, accepting any rents then obtainable, for a term or terms that may be greater or less than the balance of the Term of this Lease, and Landlord may grant concessions or free rent without in any way affecting Tenant’s liability for the Rent payable under this Lease. However, Tenant understands that Landlord shall be under no duty to re-let the Premises and that Tenant’s liability under this Lease shall not be affected or diminished in any way whatsoever, for Landlord’s failure to re-let the Premises, or if the Premises are re-let, for Landlord’s failure to collect the rentals under such re-letting. In connection with any re-letting, Landlord may make or do any alterations, repairs, painting and decorations (“Re-letting Preparations”) to the Premises which Landlord considers advisable and necessary in its sole judgment, and such Re-letting Preparations shall not release Tenant from any liability under this Lease.

(c)

Damages. If a Default occurs, Tenant shall remain liable for (i) all Rent and damages that may be or sustained by Landlord up to the time this Lease terminates or Landlord takes possession of the Premises, whichever occurs later, and the performance of all other obligations of Tenant accruing under this Lease through such date (collectively “Accrued Damages”); (ii) all reasonable costs, fees and expenses (including without limitation attorney’s fees and expenses, brokerage commissions and fees) incurred by Landlord in pursuit of its remedies under this Lease and in renting the Premises to others from time to time (including Re-letting Preparations) (all such Accrued Damages, costs, fees and expenses being referred to collectively as the “Default Damages”); and (iii) Future Damages, which, at the election of Landlord, shall be either: (i) the amount (the “Deficiency”) by which (A) the Rent reserved under this Lease until the expiration date of the Term exceeds (B) the amount of rent, if any, that Landlord shall receive during the same period from others to whom the Premises may be rented, from

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which Landlord may deduct all Default Damages owing to Landlord; such Deficiency to be paid in monthly installments by Tenant on the first day of each calendar month; or (ii) an amount equal to the present value of the sum of the Rent reserved under this Lease until the expiration date of the Term plus the Default Damages owed by Tenant, from which sum there shall be deducted the present value of the fair market rental value of the Premises as determined by an independent real estate appraiser designated by Landlord; Future Damages under this item (ii) shall be payable to Landlord in one lump sum on demand and shall bear interest at the Default Rate until paid. For the above purposes “present value” shall be computed using a discount rate equal to one percentage point above the discount rate then in effect at the Federal Reserve Bank nearest to the location of the Facility.

(d)

Remedies Cumulative. All remedies of Landlord shall be cumulative. Acceptance by Landlord of delinquent rent after Default shall not cure such Default nor entitle Tenant to possession of the Premises.

(e)

Attorney’s Fees. Tenant agrees to pay all costs incurred by Landlord on account of Tenant’s default hereunder including, but not limited to, collection costs, court costs, and reasonable attorney’s fees.

29.

Estoppel Certificate. Within ten (10) days after written request of Landlord, Tenant shall certify by a duly executed and acknowledged written instrument to any mortgagee or purchaser, or proposed mortgagee or proposed purchaser, or any other person, firm or corporation specified by Landlord, as to the validity in force and effect of this Lease, as to the existence of any default on the part of any party thereunder, as to the existence of any offsets, counterclaims, or defenses thereto on the part of Tenant, and as to any other matters as may be reasonably requested by Landlord, all without charge and as frequently as Landlord deems necessary. Tenant’s failure or refusal to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord’s performance or obligations hereunder, and (iii) that not more than one month’s installment of minimum rent has been paid in advance of the due date.

30.

Notices. Any notice herein provided for to be given to Landlord shall be deemed to be given if and when posted in United States registered or certified mail, postage prepaid, or standard overnight delivery addressed to Landlord, attn.: Cathy McQuade, 324 Brentmeade Drive, Yorktown, VA 23693, with copy to Landlord’s

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attorney, H. Alexander Johnson, Esquire, at Pender & Coward, P.C., 222 Central Park Avenue, Suite 400, Virginia Beach, VA 23462, and any notice herein provided for to be given to Tenant shall be deemed to be given if and when posted in United States registered or certified mail, or standard overnight delivery addressed to Tenant at the Demised Premises.

31.

Quiet Enjoyment. Subject to the terms, covenants and conditions set forth in this Lease, and further subject to any ground lease, mortgage or deed of trust to which this Lease is or shall be subordinate, Landlord covenants that Tenant shall have and enjoy quiet and peaceable possession of the Demised Premises during the term hereof.

32.

Entire Agreement. This Lease contains the entire agreement between parties hereto, and it cannot be altered or modified in any way except in writing signed by parties hereto.

33.

No Waivers. Any failure of either party hereto to insist upon strict observance of any covenant, provision or condition of this Lease in any one or more instances shall not constitute or be deemed a waiver, at the time or thereafter, of such or any other covenant, provision or condition of this Lease.

34.

Successors and Assigns. This Lease and all the terms, covenants, conditions, and provisions herein contained, shall be binding upon and shall inure to the benefits of the parties hereto and their respective personal representatives, heirs, successors and (if and when assigned in accordance with the provisions hereof) assigns.

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IN WITNESS WHEREOF the Landlord and Tenant hereto have caused this Lease to be executed in their names below.

LANDLORD

Charters, LLC

By /s/ Catherine McQuade,

CATHERINE MCQUADE, MANAGER

By /s/ Mark Bryan

MARK BRYAN, MANAGER

TENANT:

YORK RIVER ELECTRIC, INC.

By /s/

    President

STATE OF VIRGINIA

CITY OF YORK

The foregoing instrument was acknowledged before me this 1st day of January, 2011 by CATHERINE MCQUADE, manager CHARTERS, LLC on behalf of the limited liability company.

/s/Carlotto Raye Manring

Notary Public

My commission expires 10/31/15

My Registration No: 7140671

The foregoing instrument was acknowledged before me this 1st day of January, 2011 by CATHERINE MCQUADE, President of York river Electric, Inc., who is personally known to me or has presented sufficient identification.

/s/Carlotto Raye Manring

Notary Public

My commission expires 10/31/15

My Registration No: 7140671

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EXHIBIT D: [York River Electric, Inc. Letterhead]

November 3, 2004

Ms. Florine Duncan

U.S. Small Business Administration

Federal Building, Suite 11 50

400 North 8th St.

P.O. Box 10126

Richmond, VA 23240-0126

RE:

Approval of Purchase of minority interest in York River Electric, Inc.

Dear Ms. Duncan

I am the President and majority stockholder of York River Electric, Inc. (YRE), an 8(a) certified business since February 14, 2001. I am writing SBA approval for the company to repurchase the outstanding stock of my business partner, George Martin. In accordance with provisions of the SBA 8(a) program, I am seeking SBA Approval prior to any changes in the ownership of the company.

Last year in June 2003, my long time business partner, George Martin expressed a desire to retire at the end of 2003. At the time, Mr. Martin owned 980 shares (49%) of York River Electric, Inc. and he initially intended to sell all of his stock to Mark Bryan, a long time employee of YRE. At the time, YRE requested SBA approval of the transaction. Effective January 1, 2004, Mr. Martin sold 480 shares of his stock, which represented a 24% interest in the company to Mr. Bryan for $600,000 in the form of a cash payment and a promissory note. This transaction was approved by the SBA as evidenced by the SBA letter, dated May 5, 2004. Unfortunately, the transaction was delayed due to the length of time it took to get the SBA’s approval. A copy of the Stock Purchase Agreement, dated April 30, 2004 effective January 1, 2004 is enclosed.

Mr Martin has still not retired from the company, but fully intends to retire by December 31, 2004. As such, he wishes to sell his remaining 25% interest in the company. The shareholders (McQuade, Martin and Bryan) met recently to discuss how best to buy Mr. Martin’s remaining interest in the company. The shareholders have all agreed in principle that the best course of action for the company and all parties involved is for YRE to repurchase Mr. Martin’s interest in the company. Currently, the company’s law firm and accounting firm are assisting with the valuation and draft legal documents to establish the price and the payment terms. We anticipate that YRE will repurchase Mr. Martin’s minority interest in the company for Fair Market Value with payment in the form of cash and the balance in a note payable.

1

The current and anticipated ownership of the stock stands as follows:

Owner	Current # of shares held	Current % of interest in YRE	Anticipated # of shares held after repurchase	Anticipated % of interest in YRE after repurchase
MCQUADE	1,020	51%	1,020	68%
MARTIN	500	25%	0	0%
BRYAN	480	24%	480	32%

TOTAL OUTSTANDING	2000	100%	1500	100%

Other than the retirement of Mr. Martin, there are no other management changes planned. I have and will remain as the President of YRE with sole responsibility for all day to day management and oversight of the company. YRE requests SBA’s approval of this proposed transaction. Mr. Martin is anxious to retire and we would greatly appreciate SBA’s prompt approval of this change in ownership to effect Mr. Martin’s retirement.

Please sign and date in the acceptance space provided at the bottom of this letter or send a letter indicating approval of this transaction as soon as possible. If you have any questions, or require additional information, please do not hesitate to contact me directly to discuss. I can be reached at 757-369-3673 or cmmcquade@yre.hrcoxmail.com. Thank you for your consideration.

Sincerely

/s/Catherine McQuade

Cathy Mcquade

President

Cc:

 Tammy Proffitt

SBA File

SBA Approval of York River Electric, Inc. repurchase of Mr. George Martin’s 500 shares of stock

Authorized Signature

SBA Official Name and Title

Date

2

EXHIBIT D: [Letterhead of McDermott, Roe & Walter]

February 26, 2007

Hugh J. Barlow, Senior Partner

GOODMAN & COMPANY, LLP

701 Town Center Drive, Suite 700

Newport News, VA 23606-4295

VIA PRIORITY MAIL

Re: Stock Purchase Effective January 1, 2006 -York River Electric, Inc. ("Corporation")

Dear Hugh:

As promised, enclosed please find copies of documents executed by Cathy and Mark whereby the Corporation has repurchased 433 shares owned by Cathy.

I will provide you with a draft of the Buy-Sell Agreement for your review.

Very truly yours,

McDERMOTT, ROE & WALTER

/s/Patrick B. McDermott, Esq.

PBM/mes

enclosures

C: C. McQuade (wI enclosures)

YORK RIVER ELECTRIC. INC.

RESOLUTION

Came this day Catherine G. McQuade and Mark Bryan, Shareholders and Directors of the York River Electric, Inc. (the Corporation), upon Waiver of Notice, and resolved as follows:

WHEREAS, Catherine G. McQuade is the owner of 68% of the outstanding shares of common stock of the Corporation, to-wit, 1020 shares evidenced by Certificate No. 3 for 1020 shares of common stock of the Corporation; and,

WHEREAS, Mark Bryan is the owner of32% of the outstanding shares of common stock of the Corporation, to-wit, 480 shares evidenced by Certificate No. 9; and,

WHEREAS, the Directors of the Corporation have determined that it is in the best interest of the Corporation to purchase from Catherine G. McQuade as treasury stock 433 shares of common stock of the Corporation at Seven Hundred Fifty and 00/1 00 Dollars ($750.00) per share, a total sum of Three Hundred Twenty-Four Thousand Seven Hundred Fifty and 00/1 00 Dollars ($324,750.00); and,

WHEREAS, Catherine G. McQuade has agreed to accept said offer,

NOW, THEREFORE, it is RESOLVED as follows:

1.

Catherine G. McQuade shall sell to the Corporation, and the Corporation shall purchase from Catherine G. McQuade, 433 shares of common stock of the Corporation for the sum of Three Hundred Twenty-Four Thousand Seven Hundred Fifty and 00/100 Dollars ($324,750.00), thus bringing her interest in the Corporation to 55% [see Attachment “A” to this Resolution].

2.

The purchase price for said stock purchase shall be payable as following:

(i)

A Promissory Note from York River Electric, Inc. to Catherine G. McQuade in the original principal amount of Three Hundred Twenty-Four Thousand Seven Hundred Fifty and 00/1 00 Dollars ($324,750.00), as described in the attached sample Promissory Note [see Attachment “B”].

(ii)

A Demand Promissory Note from York River Electric, Inc. to Catherine G. McQuade in the original principal amount of NINETEEN THOUSAND FIVE HUNDRED EIGHTY-FOUR and 43/100 DOLLARS ($19,584.43) as described in the attached sample Promissory Note [see Attachment “C” to this Resolution]. This Promissory Note represents interest calculated from January 1, 2006 to January 1, 2007 at the rate of 6% on a principal balance of $324,750.00.

3.

Said purchased stock shall be retained as treasury stock of the Corporation until further action of the Board of Directors.

4.

The foregoing shall be accomplished simultaneously with the adoption of this Resolution by the redemption of Certificate No. 3 by Catherine G McQuade. Further; the Corporation shall issue to Catherine G. McQuade Certificate No. 12 for 587 shares of common stock of the Corporation.

Notwithstanding the date of signing of this Resolution, the resolution and the transaction herein described are effective January 1, 2006.

Date: 2/21/07

/s/Catherine G. McQuade, Director

Date: 2/21/07

/s/Mark Bryan, Direct

ATTACHMENT "A" TO RESOLUTION

Catherine G. McQuade

Current Shares Owned (Redemption of Certificate No. 3)                1020

Shares sold to Corporation per Resolution and

    Promissory Note in the amount of $324750.00                               -433

Total Retained Shares (Certificate No. 12)                                              587

Mark Bryan

Current Shares Owned (Certificate No. 9)                                              480

OUTSTANDING SHARES OF COMMON STOCK

Effective January 1, 2006

Catherine G. McQuade

587

.5501%

(55%)

Mark Bryan

480

.4499%

(45%)

1067

3

ATTACHMENT "B" TO RESOLUTION

SAMPLE PROMISSORY NOTE

$324,750.00        Hampton, Virginia

February 21, 2007

FOR VALUE RECEIVED, the undersigned promises to pay CATHERINE G. McQUADE, or Order, the principal sum of THREE HUNDRED TWENTY-FOUR THOUSAND SEVEN HUNDRED FIFTY and 00/100 DOLLARS ($324,750.00), with interest commencing on January 1, 2007, at a rate 6.00% per annum on the unpaid balance until paid. The said principal and interest shall be payable at such place as the holder may designate in writing, as follows:

Principal and interest in quarterly installments of FORTY-THREE THOUSAND THREE HUNDRED NTNETY-FIVE AND 61/100 DOLLARS ($43,395.61) commencing on April 1, 2007, and continuing on the first day of each quarter thereafter until the principal and interest are fully paid, except that the entire indebtedness evidenced hereby, if not sooner paid, shall be due and payable on January 1, 2009, except as otherwise stated herein.

The right is reserved to prepay all or any part of the principal of this Note at any time without penalty. The amount of any partial payment shall be applied to the reduction of the principal, but shall not relieve the maker of the obligation to make consecutive installment payments as provided herein, as if such prepayment had not been made, until all amounts owing under this Note have been paid in full.

The noteholder may collect a "late charge" not to exceed any amount equal to five percent (5%) of any installment which i not paid within fifteen (15) days of the due date hereof. The failure to exercise this right at any time or times shall not be deemed a waiver of the right to collect such late charge at other time or times.

If default be made in the payment of any installment under this Note, and if such default is not made good prior to the due date of the next installment, the entire principal sum shall at once become due and payable without notice at the option of the holder of this Note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

The term "holder' as used in this Note refers to the named payee and successors and assigns of the named payee.

4

Whenever used herein, the singular shall include the plural and vice versa, and the use of any gender shall include all others.

WITNESS the following signature and seal:

YORK RIVER ELECTRIC, INC.

By: /s/ Catherine G McQuade (SEAL)

CATHERINE G. McQUADE, President

By:/s/ Mark Bryan (SEAL)

MARK BRYAN, Secretary/Treasurer

STATE OF VIRGINTA

CITY OF HAMPTON,

I, the undersigned, a Notary Public in and for the City and State aforesaid, do certify that Catherine G. McQuade, President, on behalf of York River Electric, Inc., whose name is signed to the foregoing Promissory Note dated February 21, 2007, has acknowledged the same before me in my City and State aforesaid.

Given under my hand on ,_____________________ 2007.

__________________________

Notary Public

My commission expires: _________________________

STATE OF VIRGINA

CITY OF HAMPTON,

I, the undersigned, a Notary Public in and for the City and State aforesaid, do certify that Mark Bryan, Secretary/Treasurer, on behalf of York River Electric, Inc., whose name is signed to the foregoing Promissory Note dated February 21, 2007, has acknowledged the same before me in my City and State aforesaid.

Given under my hand on __________________________, 2007.

______________________________

Notary Public

My commission expires: __________________

5

ATTACHMENT "C" TO RESOLUTION

SAMPLE PROMISSORY NOTE

$19,584.43

Hampton, Virginia

February 21, 2007

FOR VALUE RECEIVED, the undersigned promises to pay CATHERINE G. McQUADE, or Order, the principal sum of NINETEEN THOUSAND FIVE HUNDRED EIGHTY-FOUR and 43/1 00 DOLLARS ($19,584.43), with interest commencing on April 1, 2007, at the rate of 6% per annum on the unpaid balance until paid. The said principal and interest shall be payable at such place as the holder may designate in writing, as follows:

ON DEMAND -PRINCIPAL AND INTEREST IN FULL

The right is reserved to prepay all or any part of the principal of this Note at any time without penalty. The amount of any partial payment shall be applied to the reduction of the principal.

The term "holder" as used in this Note refers to the named payee and successors and assigns of the named payee.

Whenever used herein, the singular shall include the plural and vice versa, and the use of any gender shall include all others.

WITNESS the following signature and seal:

YORK RIVER ELECTRIC, INC

By: /s/ Catherine G. McQuade (SEAL)

CATHERINE G. McQUADE, President

By: /s/ Mark Bryan (SEAL)

MARK BRYAN, Secretary/Treasurer

6

STATE OF VIRGINIA

CITY OF HAMPTON,

I, the undersigned, a Notary Public in and for the City and State aforesaid, do certify that Catherine G. McQuade, President, on behalf of York River Electric, Inc., whose name is signed to the foregoing Promissory Note dated February 21, 2007, has acknowledged the same before me in my City and State aforesaid.

Given under my hand on ___________________, 2007.

___________________________

Notary Public

My commission expires: _________________________

STATE OF VIRGIIINIA

CITY OF HAMPTON,

I, the undersigned, a Notary Public in and for the City and State aforesaid, do certify that Mark Bryan, Secretary/Treasurer, on behalf of York River Electric, Inc., whose name is signed to the foregoing Promissory Note dated February 21, 2007, has acknowledged the same before me in my City and State aforesaid.

Given under my hand on _______________________,2007.

_____________________________

Notary Public

My commission expires: ___________________________________

7

PROMISSORY NOTE

$19,584.43

 Hampton, Virginia

February 21, 2007

FOR VALUE RECEIVED, the undersigned promises to pay CATHERINE G. McQUADE, or Order, the principal sum of NINETEEN THOUSAND FIVE HUNDRED EIGHTY-FOUR and 43/100 DOLLARS ($19,584.43), with interest commencing on April 1, 2007, at the rate of 6% per annum on the unpaid balance until paid. The said principal and interest shall be payable at such place as the holder may designate in writing, as follows:

ON DEMAND -PRINCIPAL AND INTEREST IN FULL

The right is reserved to prepay all or any part of the principal of this Note at any time without penalty. The amount of any partial payment shall be applied to the reduction of the principal.

The term "holder" as used in this Note refers to the named payee and successors and assigns of the named payee.

Whenever used herein, the singular shall include the plural and vice versa, and the use of any gender shall include all others.

WITNESS the following signature and seal:

YORK RIVER ELECTRIC, INC.

By: /s/ Catherine G McQuade (SEAL)

CATHERINE G. McQUADE, President

By: /s/ Mark Bryan  (SEAL)

MARK BRYAN, Secretary/Treasurer

STATE OF VIRGINIA

CITY OF HAMPTON,

I, the undersigned, a Notary Public in and for the City and State aforesaid, do certify that Catherine G. McQuade, President, on behalf of York River Electric, Inc., whose name is signed to the foregoing Promissory Note dated February 21, 2007, has acknowledged the same before me in my City and State aforesaid.

8

Given under my hand on February 21, 2007.

_________________________

Notary Public

My commission expires:9/30/2007

STATE OF VIRGINIA

CITY OF HAMPTON,

I, the undersigned, a Notary Public in and for the City and State aforesaid, do certify that Mark Bryan, Secretary/Treasurer, on behalf of York River Electric, Inc., whose name is signed to the foregoing Promissory Note dated February 21, 2007, has acknowledged th same before me in my City and State aforesaid.

Given under my hand on February 21, 2007

______________________

Notary Public

My commission expires: 9/30/2007

9

PROMISSORY NOTE

$324,750.00

Hampton, Virginia

February 21, 2007

FOR VALUE RECEIVED, the undersigned promises to pay CATHERINE G. McQUADE, or Order, the principal sum of THREE HUNDRED TWENTY-FOUR THOUSAND SEVEN HUNDRED FIFTY and 00/100 DOLLARS ($324,750.00), with interest commencing on January 1, 2007, at a rate 6.00% per annum on the unpaid balance until paid. The said principal and interest shall be payable at such place as the holder may designate in writing, as follows:

Principal and interest in quarterly installments of FORTY-THREE THOUSAND THREE HUNDRED NINETY-FIVE AND 61 /100 DOLLARS ($43,395.61) commencing on April 1, 2007, and continuing on the first day of each quarter thereafter until the principal and interest are fully paid, except that the entire indebtedness evidenced hereby, if not sooner paid, shall be due and payable on January 1, 2009, except as otherwise stated herein.

The right is reserved to prepay all or any part of the principal of this Note at any time without penalty. The amount of any partial payment shall be applied to the reduction of the principal, but shall not relieve the maker of the obligation to make consecutive installment payments as provided herein, as if such prepayment had not been made, until all amounts owing under this Note have been paid in full.

The noteholder may collect a "late charge" not to exceed any amount equal to five percent (5%) of any installment which is not paid within fifteen (15) days of the due date hereof. The failure to exercise this right at any time or times shall not be deemed a waiver of the right to collect such late charge at other time or times.

If default be made in the payment of an)7 installment under This Note, and if such default is not made good prior to the due date of the next installment, the entire principal sum shall at once become due and payable without notice at the option of the holder of this Note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

The term 'holder' as used in this Note refers to the named payee and successors and assigns of the named payee.

Whenever used herein, the singular shall include the plural and vice versa, and the use of any gender shall include all others.

10

WITNESS the following signature and seal:

YORK RIVER ELECTRIC, INC.

By: /s/ Catherine G McQuade (SEAL)

CATHERINE G. McQUADE, President

By. /s/ Mark Bryan (SEAL)

MARK BRYAN, Secretary/Treasurer

STATE OF VIRGINIA

CITY OF HAMPTON,

I, the undersigned, a Notary Public in and for the City and State aforesaid, do certify that Catherine U. McQuade, President, on behalf of York River Electric, Inc., whose name is signed to the foregoing Promissory Note dated February 21, 2007, has acknowledged the same before me in my City and State aforesaid.

Given under my hand on February 21, 2007.

_______________________

Notary Public

My commission expires: 9/30/2007

STATE OF VIRGINIA

CITY OF HAMPTON,

I, the undersigned, a Notary Public in and for the City and state aforesaid, do certify that Mark Bryan, Secretary/Treasurer, on behalf of York River Electric, Inc., whose name is signed to the foregoing Promissory Note dated February 21, 2007, has acknowledged the same before me in my City and State aforesaid.

Given under my hand on February 21, 2007.

______________________

Notary Public

My commission expires: 9/30/2007

11

SCHEDULE 2.02(A)

Financial Statements

Ten Month Period Ended

October 31, 2011

York River Electric, Inc.

York River Electric, Inc.

Independents Accountants’ Review Report

Board of Directors

York River Electric, Inc.

We have reviews the accompanying balance sheet of York River Electric, Inc. as of October 31, 2011, and the related statements of income, changes in equity and cash flows for the ten month period then ended. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Our review was made primarily for the purpose of expressing a conclusion that there are no material modifications that should be made to the financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America. The supplementary information included on pages 12 through 23 is presented for purposes of addition analysis and is not a required part of the basic financial statements. Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements, and we are not aware of any material modifications that should be made to such information.

Newport News, Virginia

January 4, 2012

3

York River Electric, Inc.

Balance Sheet

October 31, 2011

Assets
Current assets
Cash and cash equivalents	$2,399,341
Accounts receivable
Trade	3,509,010
Other	2,062
Notes receivable - current	150,000
Prepaid expenses	24,891
Cost and estimated earnings in excess of billings	1,726,226

Total current assets	7,811,530

Property and equipment - net	713,632

Other assets
Due from related party	64,984
Due from stockholder	189,346
Cash surrender value of life insurance	90,503
Notes receivable - less current portion	125,000

Total other assets	$469,833

$8,994,995

Liabilities and Stockholders' Equity

Current liabilities
Current portion of long-term debt	$53,097
Accounts payable	1,263,038
Accrued expenses	170,600
Distributions payable	272,000
Billings in excess of costs and estimated earnings	1,069,757

Total current liabilities	2,828,492

4

York River Electric, Inc.

Balance Sheet (continued)

Long-term debt - net of current portion	76,724

Total liabilities	2,905,216

Stockholders' equity	6,089,779

$8,994,995

5

York River Electric, Inc.

Statement of Income

Ten Month Period Ended October 31, 2011

Contract revenue earned
Government contracts - 8(a)	$15,377,697
Other governments contracts	1,008,062
Commercial contracts	3,921,103

Total contract revenue	20,306,862

Cost of revenue earned	17,480,262

Gross profit	2,826,600

General and administrative expenses	702,840

Income from operations	2,123,760

Other income (expense)
Gain on sale of property and equipment	4,100
Interest expense	(6,307)
Other income	4,133

Total other income	1,926

Net income	$2,125,686

6

York River Electric, Inc.

Statement of Changes in Equity

Ten Month Period Ended October 31, 2011
	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total

Balance - December 31, 2010	$1,067	$4,800	$10,881,451	$115,448	$11,002,766

Comprehensive income
Net income	-	-	2,125,686	-	2,125,686
Reclassification adjustment for gains realized during the year	-	-		(115,448)	(115,448)
Total comprehensive income					2,010,238

Distributions	-	-	(6,923,225)	-	(6,923,225)

Balance - October 31, 2011	$1,067	$4,800	$6,083,912	$ -	$6,089,779

7

York River Electric, Inc.

Statement of Cash Flows

Ten Month Period Ended October 31, 2011
Cash flows from operating activities
Net income	$2,125,686
Adjustments to reconcile to net cash from operating activities:
Bad debt	9,544
Depreciation	205,000
Gain on sale of property and equipment	(4,100)
Change in:
Accounts receivable
Trade	(25,082)
Other	2,974
Prepaid expenses	(5,036)
Costs and estimated earnings in excess of billings	(955,294)
Accounts payable	(1,295,150)
Accrued expenses	(76,052)
Billing in excess of cost and estimated earnings	97,709
Net cash from operating activities	80,199

Cash flows from investing activities
Increase in notes receivable	(25,000)
Advances to stockholder	(629)
Purchases of property and equipment	(68,067)
Purchases of investments	(157,769)
Proceeds from sale of property and equipment	4,100
Proceeds received from cash surrender value of life insurance	96,750
Net cash from investing activities	(150,615)

Cash flows from financing activities
Principal payments of long-term debt	(58,977)
Distributions to stockholders	(3,426,701)
Net cash from financing activities	(3,485,678)

8

York River Electric, Inc.

Statement of Cash Flows

Net change	(3,556,094)

Cash and cash equivalents - beginning of year	5,955,435

Cash and cash equivalents - end of year	$2,399,341

Supplemental disclosure of noncash investing and financing activities
Property acquired from proceeds of long-term debt	$35,662

Distributions accrued and unpaid	$272,000

Interest paid	$6,307

9

York River Electric, Inc.

Notes to Financial Statements

1.

Organization and Nature of Business

York River Electric, Inc. (Company) is a general contractor engaged in electrical and general contract activities for both commercial and government customers primarily in the Hampton Roads area of Virginia.

In 2001, the Company was approved for participation in the section 8(a) program of the U.S. government Small Business Administration (SBA). The purpose of this program is to make available certain government contracts to small disadvantaged businesses. Under this program, there are specific requirements that must be met by the Company. The Company’s section 8(a) participation expires in 2010. To minimize the impact of a potential on revenue, the Company is focusing on an increased pursuit of non 8(a) government and commercial contracts.

2.

Summary of Significant Account Policies

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments with an initial purchased maturity of three months or less.

Accounts Receivable

Accounts receivable are generated from prime and subcontracting agreements with U.S. governmental agencies and various commercial entities and are stated at amounts billed less an allowance for doubtful accounts. Credit is extended to customers after an evaluation of the customer’s financial condition. Management considers accounts over 30 days past due. Management’s determination of the allowance for doubtful accounts is based on an evaluation of the accounts receivable, past experience, current economic conditions, and other risks inherent in the accounts receivable portfolio. There is no allowance for doubtful accounts at October 31, 2011.

10

York River Electric, Inc.

Notes to Financial Statements

2.

Summary of Significant Accounting Policies (continued)

Property and Equipment

Property and equipment are recorded at cost and depreciation is calculated by using the straight-line method for financial statement purposes based on the following estimated useful lives:

Software	3 years
Tools and equipment	5 - 7 years
Transportation equipment	5 years
Office furniture and equipment	3 - 7 years
Leasehold improvements	5 - 39 years

Revenue Recognition

Revenues on fixed-price contracts are recognized on the percentage-of-completion method of accounting based upon costs to date compared to total estimated costs. Cost and profit estimates are reviewed periodically as the work progresses, and adjustments, if needed, are reflected in the period in which the estimates are revised. Anticipated losses are recognized as soon as they become known. Revenues from time-and-materials contracts are recognized on the basis of direct labor hours incurred, at negotiated contract billing rates, plus reimbursable costs incurred.

Contract costs include all direct material, labor costs, and those indirect costs related to contract performance. General and administrative costs are charged to expense as incurred. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and revenues and would be recognized in the period in which the revisions are determined.

The current asset “costs and estimated earnings in excess of billings” represents revenues recognized in excess of amounts billed.

The current liability “billings in excess of costs and estimated earnings” represents amounts billed in excess of revenues recognized.

11

York River Electric, Inc.

Notes to Financial Statements

2.

Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Certain Significant Estimates

The Company has calculated and determined its revenue earned for 2011, and the effect on several asset and liability amounts based on the common industry standard revenue determination formula of actual costs to date compared to total estimated job costs. Due to uncertainties inherent in the estimation process, and uncertainties relating to future performance as the contracts are completed, it is at least reasonably possible that estimated job costs, in total or on individual contracts, will be revised.

Income Taxes

The Company, with the consent of its stockholders, elected to be taxed under the Internal Service Revenue Code as a Subchapter S corporation, which provides that, in lieu of corporate income taxes, the stockholders separately account for the Company’s items of income, deductions, losses and credits. Therefore, no provision or liability for income taxes has been included in these financial statements. The Company has determined that it does not have any material unrecognized tax benefits or obligations as of October 31, 2011. Fiscal years ending on or after December 31, 2007, remain subject to examination by federal and state tax authorities.

Advertising

The Company expenses advertising costs as incurred. For the ten month period ended October 31, 2011, advertising expense was $13,610.

12

York River Electric, Inc.

Notes to Financial Statements

2.

Summary of Significant Accounting Policies (continued)

Subsequent Events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through January 4, 2012, the date the financial statements were available to be issued.

3.

Accounts Receivable

Accounts receivable consists of the following:

Government contracts	$2,532,501
Commercial contracts	976,509

$3,509,010

4.

Notes Receivable

The Company has advanced $250,000 to a third-party contractor. The note was issued on September 30, 2010, and is a noninterest bearing note. The agreement requires repayments of $100,000 due on September 5, 2011, $50,000 due on November 4, 2011, and a final payment of $100,000 due by March 31, 2012. The outstanding balance at October 31, 2011, is $150,000.

The Company has also advanced $125,000 to an additional third-party contractor. The note was issued on January 11, 2011, and accrues interest at prime plus 2.00%. At October 31, 2011, the rate was 5.25%. All unpaid principal and interest is due on December 31, 2013. The outstanding balance at October 31, 2011, is $125,000.

13

York River Electric, Inc.

Notes to Financial Statements

5.

Property and Equipment

Property and equipment consists of the following:

Software	$120,912
Tools and equipment	624,070
Transportation equipment	1,254,732
Office furniture and equipment	293,395
Leasehold improvements	242,596
2,535,705
Less - allowance for depreciation	(1,822,073)

$713,632

Depreciation expense for the ten month period ended October 31, 2011, was $250,000.

6.

Cash Surrender Value of Life Insurance

The Company maintains life insurance policies on each of its stockholders. The cash value of the policies was $90,503 at October 31, 2011.

7.

Costs and Estimated Earnings on Uncompleted Contracts

Information with respect to contracts in progress is as follows:

Costs on uncompleted contracts	$18,759,507
Estimated earnings	1,924,635
20,684,142
Less - billings to date	(20,027,673)

$656,469

Included in the accompanying balance sheet as follows:

Costs and estimated earnings in excess of billings	$1,726,226
Billings in excess of costs and estimated earnings	(1,069,757)

$656,469

14

York River Electric, Inc.

Notes to Financial Statements

8.

Contract Backlog

The following schedule shows a reconciliation of the backlog of signed contracts in existence:

Balance - beginning of year	$18,452,386
New contracts and contract adjustments	28,084,988
46,537,374
Less - contract revenue earned	(20,306,862)

Balance - end of year	$26,230,512

9.

Long-Term Debt

Long-term debt is summarized as follows:

$384 monthly, including interest at 0.9% through 2011, secured by 2006 Ford E250 van.	$288
$368 monthly, including interest at 0.0% through 2012, secured by 2006 Ford Freestyle.	3,219
$363 monthly, including interest at 0.0% through 2012, secured by 2006 Ford Freestyle.	3,612
$430 monthly, including interest at 0.0% through 2012, secured by 2006 Ford F-250.	837
$450 monthly, including interest at 0.0% through 2012, secured by 2007 Ford F-150.	1,777
$478 monthly, including interest at 6.3% through 2012, secured by 2009 Ford Escape.	12,944
$422 monthly, including interest at 0.0% through 2013, secured by 2007 Ford F150.	6,332
$780 monthly, including interest at 6.0% through 2013, secured by 2008 Dodge Sprinter.	20,970
$1,112 monthly, including interest at 4.9% through 2015, secured by 2011 Ford F350.	45,369
$594 monthly, including interest at 0.0% through 2015, secured by 2011 Ford F150.	34,473
129,821
Less -current portion	(53,097)
76,724

15

York River Electric, Inc.

Notes to Financial Statements

9. Long Term Debt (continued)

Future maturities of long-term debt for succeeding years are as follows:

2012	$53,097
2013	31,118
2014	23,076
2015	16,586
2016	5,944
$129,821

Interest paid during the ten month period ended October 31, 2011, was $6,307.

As discussed in Note 12, the Company has guaranteed the debt of a related party. No liability has been recorded on York River Electric, Inc. financial statements for this guarantee.

10.

Common Stock

Common stock consists of 50,000 authorized shares at $1 par value. At October 31, 2011, there were 1,067 shares of issued and outstanding.

11.

Employee Benefit Plan

The Company contributes to a multi-employer pension plan on behalf of substantially all of its union employees under a collective bargaining agreement. The Company also has a 401(k) safe harbor plan for all eligible nonunion employees that allows for pre-tax salary deferrals and discretionary profit sharing. For the ten month period ended October 31, 2011, the Company contributed $26,741 to the 401(k) safe harbor plan.

‘

16

York River Electric, Inc.

Notes to Financial Statements

12.

Related Party Transactions

The Company leases three facilities from related entities owned by the Company’s two stockholders on a month-to-month basis. Under two of the leases, the Company paid $3,500 per month for each location in 2010. In January 2011, one of these two leases reduced the payment to $1,000 per month. For the third lease, the Company paid $2,500 per month. Rent expense for the ten month period ended October 31, 2011, was $78,500.

Over time, the Company has advanced money to one of its stockholders. At October 31, 2011, the stockholder’s balance was $189,346, including interest accrued at a short-term applicable federal rate. At October 31, 2011, the interest rate was 0.37%, in addition interest income was $629. No specific repayment terms have been set.

Due from related party consists of funds advanced to Charters, LLC, a limited liability company, whose members are stockholders of the Company. No specific repayment terms have been set and is noninterest bearing. In addition, the Company and its stockholders unconditionally guarantee a $275,000 note obtained by Charters, LLC, which the outstanding balance was approximately $244,000 at October 31, 2011.

13.

Concentrations of Credit Risk

The cash and cash equivalent balances are maintained at several financial institutions with high credit quality ratings. For 2011, noninterest bearing cash accounts were fully insured by the Federal Deposit Insurance Corporation (FDIC), and interest-bearing funds held in these accounts were insured by the FDIC up to $250,000. At October 31, 2011, bank cash deposits and certain investments exceeded the FDIC limit by approximately $265,000.

For the ten month period ended October 31, 2011, contracts with the federal government produced approximately 81% of total revenue. Additionally, approximately 73% of trade accounts receivable at October 31, 2011, was due from government entities.

17

York River Electric, Inc.

Notes to Financial Statements

13.

Concentrations of Credit Risk (continued)

The Company may be subject to a concentration of credit risk due to high dollar value of its contract receivables. The credit risk with respect to accounts receivable is mitigated because the majority of the Company’s receivables are due from agencies of the U.S. government.

14.

Contingencies

Certain contracts provide for warranty against defects in materials and workmanship for periods beyond the date of completion. Annually, management of the Company considers the need to establish accruals for anticipated future costs to be incurred for these warranties. No such accruals were considered necessary at October 31, 2011.

Substantially all of the Company’s revenues have been derived from prime or subcontracts with the federal government. These contract revenues are subject to adjustment upon audit by various government agencies. Management does not expect the results of such audits to have a material effect on the Company’s financial position or results of future operations since most contracts are fixed-price or time-and-materials contracts. Although management believes no material findings will result from these actions, these proceedings involve uncertainties that may cause actual results to vary from expectations. Final indirect cost rates have been established by audit for all years through 2007.

18

York River Electric, Inc.

Supplementary Information

October 31, 2011

York River Electric, Inc.

Schedule of Cost of Revenue Earned

Ten Month Period Ended October 31, 2011

Direct labor	$2,553,377
Subcontractors	8,633,090
Materials	3,330,841
Labor burden	882,753
Other direct expenses	354,764
Equipment rental	48,819
Overhead allocation	1,571,216
Equipment allocation	105,402

$17,480,262

20

York River Electric, Inc.

Schedule of General and Administrative Expenses

Ten Month Period Ended October 31, 2011

Advertising	$13,610
Auto and truck	192,750
Bad debt	9,544
Bank service charges	10,687
Commissions	23,928
Consultants	86,715
Contributions	9,181
Depreciation	205,000
Dues and subscriptions	27,124
Education	3,907
Employee morale	16,158
Fringe benefits	32,061
Insurance	151,075
Legal and accounting	24,220
Marketing	519
Meals and entertainment	6,251
Miscellaneous	15,262
Office supplies	44,232
Officer salaries	299,720
Other salaries	757,113
Payroll taxes	96,058
Penalties	56
Profit sharing plans	26,741
Rent	78,500
Repairs and maintenance	45,134
Supplies and materials	27,968
Taxes and licenses	76,597
Telephone and utilities	65,453
Tools and small equipment	20,170
Travel	13,724
Overhead allocation	(1,676,618)
$702,840

21

York River Electric, Inc.

Schedule of Contracts in Progress

Ten Month Period Ended October 31, 2011

	Total Contract		From Inception to October 31, 2011					At October 31, 2011
Contract Number	Contract Amount	Estimated Gross Profit (Loss)	Contract Revenues Earned	Cost of Revenues Earned	Earned Gross Profit (Loss)	Billed to Date	Estimated Cost to Complete	Costs and Estimated Earnings in Excess of Billings	Billings in Excess of Costs and Estimated Earnings

07-101	$2,118,611	$69,353	$2,043,663	$1,976,763	$66,900	$2,109,139	$72,495	$0	$65,476
09-059	3,382,814	229,531	3,056,392	2,849,009	207,383	2,963,181	304,274	93,271	0
10-017	1,291,986	79,987	1,256,490	1,178,701	77,789	1,290,749	33,298	0	64,256
10-018	1,457,731	187,895	1,455,751	1,268,111	187,640	1,452,731	1,725	3,020	0
10-051	3,309,044	480,692	2,859,481	2,444,095	415,386	3,130,486	384,257	0	271,005
10-072	6,706,365	373,432	3,617,215	3,415,797	201,418	2,952,145	2,917,136	665,070	0
10-087	694,613	11,598	691,240	679,698	11,542	688,793	3,317	2,447	0
10-097	393,087	38,966	156,768	141,228	15,540	232,276	212,893	0	75,508
10-099	311,180	110,323	279,106	180,154	98,952	300,905	20,703	0	21,799
10-112	1,445,000	148,600	869,179	779,795	89,384	750,375	516,605	118,804	0
10-123	788,891	139,727	734,695	604,567	130,128	781,891	44,597	0	47,196
11-022	2,250,342	651,104	1,609,961	1,144,142	465,819	1,624,747	455,096	0	14,786
11-029	1,698,953	438,976	170,668	126,571	44,097	695,485	1,133,406	0	524,817
11-048	161,328	7,383	143,448	136,883	6,565	135,917	17,062	7,531	0
11-049	69,166	33,680	30,965	15,887	15,078	45,876	19,599	0	14,911
11-057	68,662	8,730	611	533	78	0	59,399	611	0
11-061	1,469,864	(131,246)	1,469,378	1,600,581	(131,203)	818,595	592	650,783	0
11-064	600	112	647	526	121	0	(38)	647	0
11-066	582,126	144,389	7,772	5,844	1,928	5,157	431,893	2,615	0
11-067	758,901	183,523	9,285	7,040	2,245	6,493	568,338	2,792	0
11-068	72,918	8,904	21,394	18,782	2,612	20,598	45,232	796	0
11-069	1,661,000	108,362	52,214	48,808	3,406	16,000	1,503,830	36,214	0
11-070	3,375	154	1,456	1,390	66	0	1,831	1,456	0

22

York River Electric, Inc.

Schedule of Contracts in Progress (continued)

Ten Month Period Ended October 31, 2011

	Total Contract		From Inception to October 31, 2011					At October 31, 2011
Contract Number	Contract Amount	Estimated Gross Profit (Loss)	Contract Revenues Earned	Cost of Revenues Earned	Earned Gross Profit (Loss)	Billed to Date	Estimated Cost to Complete	Costs and Estimated Earnings in Excess of Billings	Billings in Excess of Costs and Estimated Earnings

11-072	$180,347	$31,138	$2,740	$2,267	$473	$1,774	$146,942	966	0
11-073	109,120	15,760	1,479	1,265	214	1,159	92,095	320	0
11-074	212,847	34,789	2,663	2,228	435	1,774	175,830	889	0
11-075	51,011	13,012	364	472	162	0	37,527	634	0
11-081	147,072	27,178	1,952	1,591	361	1,487	118,303	465	0
11-082	5,240	1,006	3,947	3,189	758	0	1,045	3,947	0
11-083	297,274	35,536	2,408	2,120	288	0	259,618	2,408	0
11-088	606,231	25,051	5,958	5,712	246	0	575,468	5958	0
11-089	4,905,456	235,683	41,023	39,052	1,971	0	4,630,721	41023	0
11-090	3,479,501	238,912	17,731	16,514	1,217	0	3,224,075	17,731	0
11-091	5,748,327	408,047	50,829	47,221	3,608	0	5,293,059	50,829	0
11-092	2,288	982	0	0	0	0	1,306	0	0
11-093	291,993	88,953	2,307	1,604	703	0	201,436	2,307	0
11-094	45,122	3,081	9,861	9,188	673	0	32,853	9,861	0
11-096	31,499	7,254	2,831	2,179	652	0	22,066	2,831	0
11-099	3,984	1,655	0	0	0	0	2,329	0	0
11-102	14,001	3,403	0	0	0	0	10,598	0	0
11-103	5,756	1,943	0	0	0	0	3,813	0	0
11-104	38,866	456	0	0	0	0	38,410	0	0
11-106	42,162	6,650	0	0	0	0	35,512	0	0

	$46,914,654	$4,504,664	$20,684,142	$18,759,507	$1,924,635	$20,027,673	$23,650,483	$1,726,226	$1,609,757

23

York River Electric, Inc.

Schedule of Gross Profit by Contract

Ten Month Period Ended October 31, 2011

Contracts completed in 2011
				Recognized in 2010 and prior			Recognized in 2011
Contract Number	Total Contract Revenue	Total Contract Costs	Contract Profit (Loss)	Contract Revenue	Contract Costs	Profit (Loss)	Contract Revenue	Contract Costs	Profit (Loss)

08-127	$876,821	$577,621	$299,200	$788,402	$528,115	$260,287	$88,419	$49,506	$38,913
09-052	80,335	39,052	41,283	71,106	38,583	32,523	9,229	469	8,760
09-072	858,206	512,777	345,429	800,425	511,303	289,122	57,781	1,474	56,307
10-012	58,705	55,465	3,240	10,922	38,234	(27,312)	47,783	17,231	30,552
10-021	8,006,346	4,949,487	56,859	3,782,234	3,716,988	65,246	1,224,112	1,232,499	(8,387)
10-035	130,362	60,253	70,109	93,580	24,046	51,534	36,782	18,207	18,575
10-048	254,764	193,294	61,470	142,169	116,332	25,837	112,595	76,962	35,633
10-052	99,500	88,885	10,615	28,337	27,782	555	71,163	61,103	10,060
10-063	178,587	157,596	20,991	156,173	137,140	19,033	22,414	20,456	1,958
10-074	80,282	76,292	3,990	40,084	37,733	2,351	40,198	38,559	1,639
10-076	26,950	16,356	10,594	376	302	74	26,574	16,054	10,520
10-081	11,897	4,642	7,255	468	302	166	11,429	4,340	7,089
10-084	327,515	243,086	84,429	132,691	97,619	35,072	194,824	145,467	49,357
10-088	74,207	62,082	12,125	2,443	1,952	491	71,764	60,130	11,634
10-089	103,720	50,504	53,216	22,136	19,398	2,738	81,584	31,106	50,478
10-091	216,745	61,065	155,680	64,717	57,719	6,998	152,028	3,346	148,682
10-092	239,940	137,541	102,399	46,751	30,334	16,417	193,189	107,207	85,982
10-096	1,975,214	1,619,163	356,051	974,140	816,694	157,446	1,001,074	952,469	48,605
10-098	67,554	54,803	12,751	6,159	4,862	1,297	61,395	49,941	11,454
10-100	320,072	267,116	52,956	39,777	26,526	13,251	280,295	240,590	39,705
10-101	314,882	177,774	137,108	117,525	93,265	24,260	197,357	84,509	112,848
10-102	58,513	23,779	34,734	12,571	6,079	6,492	45,942	17,700	28,242
10-103	84,042	42,800	41,242	2,071	1,766	305	81,971	41,304	40,937
10-105	19,682	13,266	6,416	878	832	46	18,804	12,434	6,370
10-106	42,102	38,784	3,318	18,404	16,412	1,992	23,698	22,372	1,326
10-107	236,632	200,484	36,148	57,317	46,975	10,342	179,315	153,509	25,806
10-109	5,775	2,258	3,517	201	113	88	5,574	2,145	3,429
10-110	836,896	605,674	231,222	114,251	91,076	23,175	722,645	664,598	58,047

24

York River Electric, Inc.

Schedule of Gross Profit by Contract (continued)

Ten Month Period Ended October 31, 2011

Contracts completed in 2011
				Recognized in 2010 and prior			Recognized in 2011
Contract Number	Total Contract Revenue	Total Contract Costs	Contract Profit (Loss)	Contract Revenue	Contract Costs	Profit (Loss)	Contract Revenue	Contract Costs	Profit (Loss)

10-115	$8,225	$4,576	$3,649	$6,405	$3,332	$3,073	$1,820	$1,244	$576
10-116	13,568	15,166	(1,598)	12,000	13,642	(1,642)	1,568	1,524	44
10-118	1,925	1,177	748	0	1,177	(1,777)	1,925	0	1,925
10-120	7,172	6,047	1,125	0	0	0	7,172	6,047	1,125
10-121	80,949	65,140	15,809	0	0	0	80,949	65,140	15,809
10-122	208,829	221,065	(12,236)	0	0	0	208,829	221,065	(12,236)
11-003	2,272	929	1,343	0	0	0	2,272	929	1,343
11-004	341,863	290,184	51,679	0	0	0	341,863	290,184	51,679
11-005	928	863	65	0	0	0	928	863	65
11-006	1,925	878	1,047	0	0	0	1,925	878	1,047
11-007	293	274	19	0	0	0	293	274	19
11-008	525	354	171	0	0	0	525	354	171
11-009	127,445	106,056	21,389	0	0	0	127,445	103,056	21,389
11-010	315	461	(146)	0	0	0	315	461	(146)
11-011	315	-	315	0	0	0	315	-	315
11-012	1,373	624	749	0	0	0	1,373	624	749
11-013	390	0	390	0	0	0	390	0	390
11-014	2,199	2,500	(301)	0	0	0	2,199	2,500	(301)
11-015	700	853	(153)	0	0	0	700	853	(153)
11-016	20,701	10,313	10,388	0	0	0	20,701	10,313	10,388
11-017	2,699	2,566	133	0	0	0	2,699	2,566	133
11-018	10,900	1,855	9,045	0	0	0	10,900	1,855	9,045
11-019	54,745	42,481	12,264	0	0	0	54,745	42,481	12,264
11-020	7,994	7,824	170	0	0	0	7,994	7,824	170
11-021	1,316	691	625	0	0	0	1,316	691	625
11-023	9,433	6,983	2,450	0	0	0	9,433	6,983	2,450
11-024	28,599	9,544	19,055	0	0	0	28,599	9,544	19,055
11-026	208,758	218,535	(9,777)	0	0	0	208,758	218,535	(9,777)

25

York River Electric, Inc.

Schedule of Gross Profit by Contract (continued)

Ten Month Period Ended October 31, 2011

Contracts completed in 2011
				Recognized in 2010 and prior			Recognized in 2011
Contract Number	Total Contract Revenue	Total Contract Costs	Contract Profit (Loss)	Contract Revenue	Contract Costs	Profit (Loss)	Contract Revenue	Contract Costs	Profit (Loss)

11-027	$23,599	$8,193	$15,406	$0	$0	$0	$23,599	$8,193	$15,406
11-028	1,745	1,693	52	0	0	0	1,745	1,693	52
11-030	13,014	9,278	3,736	0	0	0	13,014	9,278	3,736
11-031	245	77	168	0	0	0	245	77	168
11-032	19,350	18,446	904	0	0	0	19,350	18,446	904
11-033	13,544	14,609	(1,065)	0	0	0	13,544	14,609	(1,065)
11-034	920	542	378	0	0	0	920	542	378
11-035	910	848	62	0	0	0	910	848	62
11-036	320	229	91	0	0	0	320	229	91
11-037	775	619	156	0	0	0	775	619	156
11-038	1,225	584	641	0	0	0	1,225	584	641
11-039	7,805	6,729	1,076	0	0	0	7,805	6,729	1,076
11-041	3,185	1,305	1,880	0	0	0	3,185	1,305	1,880
11-042	1,995	1,137	858	0	0	0	1,995	1,137	858
11-043	3,962	3,358	604	0	0	0	3,962	3,358	604
11-044	6,510	7,112	(602)	0	0	0	6,510	7,112	(602)
11-045	786	284	502	0	0	0	786	284	502
11-046	2,310	2,905	(595)	0	0	0	2,310	2,905	(595)
11-047	33,844	26,851	6,993	0	0	0	33,844	26,851	6,993
11-050	6,564	2,379	3,825	0	0	0	6,564	2,379	3,825
11-051	5,265	2,410	2,855	0	0	0	5,265	2,410	2,855
11-052	3,962	3,024	938	0	0	0	3,962	3,024	938
11-053	34,458	31,830	2,628	0	0	0	34,458	31,830	2,628
11-054	207,418	174,796	32,622	0	0	0	207,418	174,796	32,622

26

York River Electric, Inc.

Schedule of Gross Profit by Contract (continued)

Ten Month Period Ended October 31, 2011

Contracts completed in 2011
				Recognized in 2010 and prior			Recognized in 2011
Contract Number	Total Contract Revenue	Total Contract Costs	Contract Profit (Loss)	Contract Revenue	Contract Costs	Profit (Loss)	Contract Revenue	Contract Costs	Profit (Loss)

11-055	$3,310	$2,575	$735	$0	$0	$0	$3,310	$2,575	$735
11-056	8,780	6,954	1,826	0	0	0	8,780	6,954	1,826
11-058	449	1,262	(813)	0	0	0	449	1,262	(813)
11-059	37,859	12,384	25,475	0	0	0	37,859	12,384	25,475
11-060	160	1,084	(924)	0	0	0	160	1,084	(924)
11-062	3,670	2,739	931	0	0	0	3,670	2,739	931
11-063	25,665	12,044	13,621	0	0	0	25,665	12,044	13,621
11-065	90,832	72,635	18,197	0	0	0	90,832	72,635	18,197
11-071	$2,288	$601	$187	0	0	0	$2,288	$601	$187
11-076	56,952	10,083	46,869	0	0	0	56,952	10,083	46,869
11-077	1,151	383	768	0	0	0	1,151	383	768
11-078	15,399	11,357	4,042	0	0	0	15,399	11,357	4,042
11-079	478	572	(94)	0	0	0	478	572	(94)
11-080	440	149	291	0	0	0	440	149	291
11-084	10,117	6,263	3,854	0	0	0	10,117	6,263	3,854
11-085	4,898	2,453	2,445	0	0	0	4,898	2,453	2,445
11-086	6,750	2,618	4,132	0	0	0	6,750	2,618	4,132
11-087	894	151	743	0	0	0	894	151	743
11-095	2,417	194	2,223	0	0	0	2,417	194	2,223
11-097	1,934	2,547	(613)	0	0	0	1,934	2,547	(613)
Service Time	414,647	366,362	48,285	0	0	0	414,647	366,362	48,285

	$14,815,403	$12,184,846	$2,630,557	$7,544,713	$6,524,633	$1,020,080	$7,270,690	$5,960,213	$1,310,447

27

York River Electric, Inc.

Schedule of Gross Profit by Contract Estimated

Ten Month Period Ended October 31, 2011

Contracts in progress at October 31, 2011
				Recognized in 2010 and prior			Recognized in 2011
Contract Number	Estimated Total Contract Revenue	Estimated Total Contract Costs	Estimated Contract Profit (Loss)	Contract Revenue	Contract Costs	Profit (Loss)	Contract Revenue	Contract Costs	Profit (Loss)

07-101	$2,118,611	$2,049,258	$69,353	$2,029,953	$1,969,071	$60,882	$13,710	$7,692	$6,018
09-059	3,382,814	3,153,283	229,531	2,734,241	2,648,013	86,228	322,151	200,996	121,155
10-017	1,291,986	1,211,999	79,987	944,590	863,521	81,069	311,900	315,180	(3,280)
10-018	1,457,731	1,269,836	187,895	1,285,948	1,178,433	107,515	169,803	89,678	80,125
10-051	3,309,044	2,828,352	480,692	323,494	276,890	46,604	2,535,987	2,167,205	368,782
10-072	6,706,365	6,332,933	373,432	188,487	182,999	5,488	3,428,728	3,232,798	195,930
10-087	694,613	683,015	11,598	61,000	60,543	457	630,240	619,155	11,085
10-097	393,087	354,121	38,966	24,636	21,013	3,623	132,132	120,215	11,917
10-099	311,180	200,857	110,323	45,516	30,614	14,902	233,590	149,540	84,050
10-112	1,445,000	1,296,400	148,600	0	0	0	869,179	779,795	89,384
10-123	788,891	649,164	139,727	10,105	8,361	1,744	724,590	596,206	128,384
11-022	2,250,342	1,599,238	651,104	0	0	0	1,609,961	1,144,142	465,819
11-029	1,698,953	1,259,977	438,976	0	0	0	170,668	126,571	44,097
11-048	161,328	153,945	7,383	0	0	0	143,448	136,883	6,565
11-049	69,166	35,486	33,680	0	0	0	30,965	15,887	15,078
11-057	68,662	59,932	8,730	0	0	0	611	533	78
11-061	1,469,864	1,601,110	(131,246)	0	0	0	1,469,378	1,600,581	(131,203)
11-064	600	488	112	0	0	0	647	526	121
11-066	582,126	437,737	144,389	0	0	0	7,772	5,844	1,928
11-067	758,901	575,378	183,523	0	0	0	9,285	7,040	2,245
11-068	72,918	64,014	8,904	0	0	0	21,394	18,782	2,612
11-069	$1,661,000	$1,552,638	$108,362	$0	$0	$0	$52,214	$48,808	$3,406
11-070	3,375	3,221	154	0	0	0	1,456	1,390	66
11-072	180,347	149,209	31,138	0	0	0	2,740	2,267	473
11-073	109,120	93,360	15,760	0	0	0	1,479	1,265	214
11-074	212,847	178,058	34,789	0	0	0	2,663	2,228	435
11-075	51,011	37,999	13,012	0	0	0	634	472	162

28

York River Electric, Inc.

Schedule of Gross Profit by Contract Estimated (continued)

Ten Month Period Ended October 31, 2011

Contracts in progress at October 31, 2011
				Recognized in 2010 and prior			Recognized in 2011
Contract Number	Estimated Total Contract Revenue	Estimated Total Contract Costs	Estimated Contract Profit (Loss)	Contract Revenue	Contract Costs	Profit (Loss)	Contract Revenue	Contract Costs	Profit (Loss)

11-069	$1,661,000	$1,552,638	$108,362	$0	$0	$0	$52,214	$48,808	$3,406
11-081	147,072	119,894	27,178	0	0	0	1,952	1,591	361
11-082	5,240	4,234	1,006	0	0	0	3,947	3,189	758
11-083	297,274	261,738	35,536	0	0	0	2,408	2,120	288
11-088	606,231	581,180	25,051	0	0	0	5,958	5,712	246
11-089	4,905,456	4,669,773	235,683	0	0	0	41,023	39,052	1,971
11-090	3,479,501	3,240,586	238,912	0	0	0	17,731	16,514	1,217
11-091	5,748,327	5,340,280	408,047	0	0	0	50,829	47,221	3,609
11-092	2,288	1,306	982	0	0	0	0	0	0
11-093	291,993	203,040	88,953	0	0	0	2,307	1,604	703
11-094	45,122	42,041	3,081	0	0	0	9,861	9,188	673
11-096	31,499	24,245	7,254	0	0	0	2,831	2,179	652
11-099	3,984	2,329	1,655	0	0	0	0	0	0
11-102	14,001	10,598	3,403	0	0	0	0	0	0
11-103	5,756	3,813	1,943	0	0	0	0	0	0
11-104	$38,866	$38,410	$456	$0	$0	$0	$0	$0	$0
11-106	42,162	35,512	6,650	0	0	0	0	0	0
Contacts in progress	46,914,654	42,409,990	4,504,664	7,647,970	7,239,458	408,512	13,036,172	11,520,049	1,516,123
Contracts completed	14,815,403	12,184,846	2,630,557	7,544,713	6,524,633	1,020,080	7,270,690	5,960,213	1,310,477

	$61,730,357	$54,594,836	$7,135,221	$15,192,683	$13,764,091	$1,428,592	$20,306,862	$17,480,262	$2,826,600

29

SCHEDULE 4.01(b) [Letterhead York River Electric]

108 Production Drive • Yorktown, Virginia 23693 • Phone (757) 369-3673 • Fax (757) 369-3680

SCHEDULE 4.01(B) - ORGANIZATION

The Company is organized and qualified to conduct business in the states of: Virginia, North Carolina, Tennessee, and Pennsylvania

The Company’s (i) chief executive office, (ii) principal place of business, and (iii) location at which it maintains all records relating to its account receivable is:

108 Production Drive

Yorktown, VA 23693

Other locations where the Company has offices or other places of business, maintains stocks of inventory, records, equipment or other assets are:

112 Production Drive

Yorktown, VA 23693

SCHEDULE 4.01(c) [Letterhead York River Electric]

108 Production Drive • Yorktown, Virginia 23693 • Phone (757) 369-3673 • Fax (757) 369-3680

SCHEDULE 4.01(C) – LIST OF OFFICERS, DIRECTORS, AND EMPLOYEES

The complete list of all the officers, directors, and employees of the Company is:

OFFICERS:

Catherine E. McQuade - President

Mark A. Bryan – Treasurer/Secretary

DIRECTORS:

None

EMPLOYEES:

As of 2/15/12, York River Electric, Inc. had 73 employees.

SCHEDULE 4.03  [Letterhead York River Electric]

108 Production Drive • Yorktown, Virginia 23693 • Phone (757) 369-3673 • Fax (757) 369-3680

SCHEDULE 4.03 – SUBSIDIARIES AND AFFILIATES

The Company does not own, directly or indirectly, any capital stock, shares or equity securities of any Person or have any direct or indirect equity or ownership interest in any business other than those below:

YORK RIVER ELECTRIC, INC. – FEI# 54-1351537

CHARTERS, LLC – FEI# 26-2097576

BRYAN PROPERTIES – FEI#

Financial Statements

Years Ended

December 31, 2010 and 2009

York River Electric, Inc.

York River Electric, Inc.

Contents

Page
Report of Independent Auditors	1

Financial Statements

Balance Sheets	2

Statement of Income	3

Statements of Changes in Equity	4

Statements of Cash Flows	5

Notes to Financial Statements	6--14

Supplementary Information
Schedules of Cost of Revenue Earned	15

Schedules of General and Administrative Expenses	16

Schedule of Contracts in Progress	17--19

Schedule of Gross Profit By Contract	20--28

Report of Independent Auditors

Board of Directors

York River Electric, Inc.

We have audited the accompanying balance sheet of York River Electric, Inc. as of December 31, 2010, and the related statements of income, changes in equity, and cash flows for the year then ended. These financial statements are the responsibility of York River Electric, Inc.’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements as of December 31, 2009, were audited by Goodman & Company, LLP, who merged into Dixon Hughes Goodman LLP as of April 1, 2011, and whose report dated April 8, 2010, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the York River Electric, Inc.’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2010 financial statements referred to above present fairly, in all material respects, the financial position of York River Electric, Inc., as of December 31, 2010, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic 2010 financial statements taken as a whole. The supplementary information on pages 15 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information for the year ended December 31, 2010, has been subjected to the auditing procedures applied in the audit of the basic 2010 financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic 2010 financial statements taken as a whole. Such information for the year ended December 31, 2009, was subjected to the auditing procedures applied in the audit by Goodman and Company, LLP, whose report dated April 8, 2010, expressed an opinion that such information was fairly stated in relation to the basic 2009 financial statements taken as a whole.

Newport News, Virginia

December 12, 2011

1

York River Electric, Inc.

Balance Sheets

	December 31, 2010	December 31, 2009
Assets
Current Assets
Cash and cash equivalents	$5,955,435	$6,321,494
Investments	3,264,749	646,129
Accounts receivable:
Trade- net	3,483,928	4,712,944
Other	5036	2,558
Stockholder	188,717	187,573
Note receivable - current	150,000	0
Prepaid expenses	19,855	41,192
Cost and estimated earnings in excess of billings	770,932	560,756
Total current assets	13,838,652	12,472,646

Property and Equipment, net	814,901	758,675

Other assets
Due from related party	64,984	64,984
Cash surrender value of life insurance	187,253	132,438
Note receivable – noncurrent	100,000	0
Total other assets	352,237	13,989,499
Total Assets	15,005,790	13,428,743

Liabilities and Stockholders' Equity
Current liabilities
Current portion of long term debt	$66,388	$66,988
Accounts payable	2,558,188	1,649,398
Accrued expenses	246,652	269,485
Distributions payable	73,000	263,600
Billings in excess of costs and estimated earnings	972,048	1,739,391
Total current liabilities	3,916,276	3,988,862

York River Electric, Inc.

Balance Sheets

Long-term debt - net of current portion	86,748	111,199

Total Liabilities	4,003,024	4,100,061

Stockholders' equity	11,002,766	9,328,682

Total Liabilities and Stockholders' Equity	$15,005,790	$13,428,743

The accompanying notes are an integral part of these financial statements

York River Electric, Inc.

Statements of Income Statements of Income

	Year Ended December 31, 2010	Year Ended December 31, 2009

Contract revenue earned:
Government contracts - 8(a)	$26,911,310	$27,351,339
Other government contracts	157,535	860,108
Commercial Contracts	6,676,270	1,782,631
Total contract revenue earned	33,745,115	29,994,078

Cost of revenue earned	27,688,700	22,771,835
Gross profit	6,056,415	7,222,243

General and administrative expenses	1,572,991	1,460,794
Income from operations	4,482,424	5,761,449

Other income (expense)
Gain on sale of property and equipment	11,401	200
Gain on sale of investments	20,245	0
Interest expense	-7,818	-9,179
Interest income	85,423	19,038
Other income	17,410	11,053

State franchise and excise taxes	-6,131	-5,845
Total other income	120,530	15,267
Net Income	$4,602,954	$5,776,716

The accompanying notes are an integral part of these financial statements

York River Electric, Inc.

Statements of Changes in Equity Statements of Changes in Equity

Years Ended December 31, 2010 and 2009
	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total

Balance- December 31, 2008	$1,067	$4,800	$4,444,789	$0	$4,450,656
Comprehensive income
Net Income	0	0	5,776,716	0	5,776,716
Net unrealized loss on investments	0	0	0	-1,088	-1,088
Total comprehensive income					5,775,628

Distributions	0	0	-897,602	0	-897,602

Balance- December 31, 2009	1,067	4,800	9,323,903	-1,088	9,328,682
Comprehensive income
Net income	0	0	4,602,954	0	4,602,954
Net unrealized gain on investments	0	0	0	116,536	116,536
Total comprehensive income					4,719,490

Distributions	0	0	-3,045,406	0	-3,045,406

Balance- December 31, 2010	$1,067	$4,800	$10,881,451	$115,448	$11,002,766

The accompanying notes are an integral part of these financial statements

York River Electric, Inc.

Statements of Cash Flows

	Year Ended December 31, 2010	Year Ended December 31, 2009
Cash flows from operating activities
Net income	$4,602,954	$5,776,716

Adjustments to reconcile net cash from operating activities:
Bad debts	128,159	5,503
Depreciation	236,847	255,840
Gain on sale of property and equipment	(11,401)	(200)
Gain on sale of investments	(20,245)	0
Increase in cash surrender value of life insurance	(54,815)	(27,001)
Changes in:
Accounts receivable
Trade	1,100,857	(2,268,362)
Other	(2,478)	14,865
Prepaid expenses	21,337	-34,656
Costs and estimated earnings in excess of billings	(210,176)	1,365,028
Accounts payable	908,790	121,224
Accrued expenses	(22,833)	127,450
Billings in excess of cost and estimated earnings	(767,343)	770,017
Net cash from operating activities	5,909,653	6,106,424

Cash flows from investing activities
Increase in notes receivable	(150,000)	0
Advances to stockholder	(1,144)	(1,526)
Purchases of property and equipment	(248,356)	(83,003)
Purchases of investments	(2,481,840)	(647,217)
Proceeds from sale of property and equipment	25,753	200
Net cash from investing activities	(2,855,587)	(731,546)

7

York River Electric, Inc.

Statements of Cash Flows  (continued

Cash flows from financing activities
Principal payments of long term debt	(84,119)	(158,943)
Distributions to stockholders	(3,236,006)	(803,477)
Net cash from financing activities	(3,320,125)	(962,420)

Net change	-266,059	4,412,458

Cash and cash equivalents - beginning of year	6,321,494	1,909,036

Cash and cash equivalents - end of year	$6,055,435	$6,321,494

Supplemental disclosure of noncash investing and financing activities
Property acquired from proceeds of long-term debt	$ 59,068	$ 0

Distributions accrued and unpaid	$73,000	$263,600

The accompanying notes are an integral part of these financial statements

8

York River Electric, Inc.

Notes to Financial Statements

December 31, 2010 and 2009

1. Organization and Nature of Business

York River Electric, Inc. (Company) is a general contractor engaged in electrical and general contract activities for both commercial and government customers primarily in the Hampton Roads area of Virginia.

In 2001, the Company was approved for participation in the section 8(a) program of the U.S. government Small Business Administration (SBA). The purpose of this program is to make available certain government contracts to small disadvantaged businesses. Under this program, there are specific requirements that must be met by the Company. The Company’s section 8(a) participation graduated in 2010. To minimize the impact of a potential reduction in revenue, the Company is focusing on an increased pursuit of non 8(a) government and commercial contracts.

2. Summary of Significant Accounting Policies

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments with an initial purchased maturity of three months or less.

Accounts Receivable

Accounts receivable are generated from prime and subcontracting agreements with U.S. governmental agencies and various commercial entities and are stated at amounts billed less an allowance for doubtful accounts. Credit is extended to customers after an evaluation of the customer’s financial condition. Management considers accounts over 30 days past due. Management’s determination of the allowance for doubtful accounts is based on an evaluation of the accounts receivable, past experience, current economic conditions, and other risks inherent in the accounts receivable portfolio. Allowances of $122,511 and $-0-were determined at December 31, 2010 and 2009, respectively.

Investments and Fair Value Measurements

Investments in securities and mutual funds with readily determinable fair values are measured at fair value on the balance sheet. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date

9

See Note 4 for discussion of fair value measurements.

Property and Equipment

Property and equipment are recorded at cost and depreciation is calculated by using the straight-line method for financial statement purposes based on the following estimated useful lives:

Software	3 years
Tools and equipment	5-7 years
Transportation equipment	5 years
Office furniture and equipment	3-7 years
Leasehold improvements	5-39 years

Revenue Recognition

Revenues on fixed-price contracts are recognized on the percentage-of-completion method of accounting based upon costs to date compared to total estimated costs. Cost and profit estimates are reviewed periodically as the work progresses, and adjustments, if needed, are reflected in the period in which the estimates are revised. Anticipated losses are recognized as soon as they become known. Revenues from time-and-materials contracts are recognized on the basis of direct labor hours incurred, at negotiated contract billing rates, plus reimbursable costs incurred.

Contract costs include all direct material, labor costs, and those indirect costs related to contract performance. General and administrative costs are charged to expense as incurred. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and revenues and would be recognized in the period in which the revisions are determined.

The current asset “costs and estimated earnings in excess of billings” represents revenues recognized in excess of amounts billed.

The current liability “billings in excess of costs and estimated earnings” represents amounts billed in excess of revenues recognized.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

10

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Certain Significant Estimates

The Company has calculated and determined its revenue earned for 2010 and 2009, and the effect on several asset and liability amounts based on the common industry standard revenue determination formula of actual costs to date compared to total estimated job costs. Due to uncertainties inherent in the estimation process, and uncertainties relating to future performance as the contracts are completed, it is at least reasonably possible that estimated job costs, in total or on individual contracts, will be revised.

Income Taxes

The Company, with the consent of its stockholders, elected to be taxed under the Internal Service Revenue Code as a Subchapter S corporation, which provides that, in lieu of corporate income taxes, the stockholders separately account for the Company’s items of income, deductions, losses and credits. Therefore, no provision or liability for income taxes has been included in these financial statements. The Company has determined that it does not have any material unrecognized tax benefits or obligations as of December 31, 2010. Fiscal years ending on or after December 31, 2007, remain subject to examination by federal and state tax authorities.

Advertising

The Company expenses advertising costs as incurred. For 2010 and 2009, advertising expense was $33,156 and $70,452, respectively.

Reclassifications

Certain amounts in the 2009 financial statements have been reclassified to conform to the 2010 financial statement presentation. Such reclassifications do not affect the previously reported net income.

Subsequent Events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through December 12, 2011, the date the financial statements were available to be issued.

11

3. Accounts Receivable

Accounts receivable consists of the following:

	2010	2009
Government contracts	$2,695,091	$4,305,465
Commercial contracts	911,348	407,479
	3,606,439	4,712,944
Less- allowance for doubtful accounts	-122,511	0
	$3,483,928	$4,712,944

4. Fair Value Measurements

Fair value as defined under generally accepted accounting principles (GAAP) is an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include:

Level 1: Observable inputs such as quoted prices in active markets.

Level 2: Inputs other than quoted prices in active markets that are either directly or indirectly observable.

Level 3: Unobservable inputs about which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels.

The following description of the valuation methodologies are used for assets measured at fair value. There have been no changes in methodologies used at December 31, 2010 and 2009.

12

When quoted prices are available in active markets for identical instruments, investment securities are classified within level 1 of the fair value hierarchy. Level 1 investments include mutual funds, money market fund, and equities.

Level 2 investment securities include limited partnerships and fixed income securities for which quoted prices are not available in active markets for identical instruments. The Company utilizes a third party pricing service to determine fair value of each of these investment securities. Because quoted prices in active markets for identical assets are not available, these prices are determined using observable market information such as quotes from less active markets and/or quoted prices of securities with similar characteristics.

The following tables set forth by level within the fair value hierarchy the Company’s assets accounted for at fair value on a recurring basis as of December 31, 2010 and 2009.

	Fair Value as of December 31, 2010
	Level 1	Level 2	Level 3	Total
Mutual Funds
Intermediate bond	$259,983	$ -	$ -	$259,983
Large blend	481,275	-	-	481,275
Large growth	152,193	-	-	152,193
Municipal bond	591,159	-	-	591,159
Nontraditional bond	153,595	-	-	153,595
World bond	240,689	-	-	240,689
World stock	197,391	-	-	197,391
Money market fund	42,106	-	-	42,106
Corporate notes	-	310,931	-	310,931
Limited partnerships	-	20,837	-	20,837
Equities
Common stok	732,286	-	-	732,286
Preferred stock	82,304	-	-	82,304

	$2,118,391	$331,768	$ -	$ 3, 264,749

13

	Fair Value as of December 31, 2009
	Level 1	Level 2	Level 3	Total
Mutual Funds
Intermediate bonds	$99,183	$-	$-	$99,183
Large blend	51,073	-	-	51,073
World bond	48,934	-	-	48,934
Corporate notes	-	99,639	-	99,639
Limited partnerships	-	7,734	-	7,734
Equities- common stock	339,566	-	-	339,566

	$538,756	$107,373	-	$646,129

The preceding methods described may produce a fair value calculation that may not be indicative of net realizable value or reflective of future values. Furthermore, although the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

5. Investments

Fair values and unrealized gains (losses) are summarized as follows:

December 31, 2010	Cost	Fair Value	Unrealized Gain
Scott and Stringfellow	$1,629,115	$1,742,063	$112,948
Fidelity Investments	1,520,186	1,522,686	2,500
	$3,149,301	$3,264,749	$115,448
December 31, 2009	Cost	Fair Value	Unrealized Loss
Scott and Stringfellow	$647,217	$646,129	-1,088

6. Note Receivable

The Company has advanced $250,000 to a third-party contractor. The note was issued on September 30, 2010, and accrues interest at prime plus 2.00%. At December 31, 2010, the rate was 5.25%. All unpaid principal and interest are due upon job completion.

14

Subsequent to December 31, 2010, the Company agreed to a change in repayment terms. The $250,000 note receivable is a noninterest bearing note. The agreement requires repayments of $100,000 due on September 5, 2011, $50,000 due November 14, 2011, and a final payment of $100,000 due by March 31, 2012. As of the date of this report repayments have all been made accordingly.

7. Property and Equipment

Property and equipment consists of the following:

	2010	2009
Software	$114,956	$114,956
Tools and equipment	606,434	583,945
Transportation equipment	1,274,572	1,259,254
Office furniture and equipment	265,919	155,407
Leasehold improvements	229,590	152,271
	2,491,271	2,265,833
Less - allowance for depreciation	-1,676,570	-1,507,158
	$814,901	$758,675

Depreciation expense for 2010 and 2009 was $236,847 and $255,840, respectively.

8. Cash Surrender Value of Life Insurance

The Company maintains life insurance policies on each of its stockholders. The cash value of the policies was $187,253 and $132,438 at December 31, 2010 and 2009, respectively.

9. Costs and Estimated Earnings on Uncompleted Contracts

Information with respect to contracts in progress is as follows:

	2010	2009
Cost on uncompleted contracts	$13,764,100	$13,332,513
Estimated earnings	1,428,583	2,170,443
	15,192,683	15,502,956
Less - billings to date	(15,393,799)	(16,681,591)
	($201,116)	($1,178,635)

15

Included in the accompanying balance sheets as follows:

	2010	2009
Costs and estimated earnings in excess of billings	$770,932	$560,756
Billings in excess of costs and estimated earnings	(972,048)	(1,739,391)
	($201,116)	($1,178,635)

10. Contract Backlog

The following schedule shows a reconciliation of the backlog of signed contracts in existence:

	2010	2009
Balance - beginning of year	$18,319,664	$23,782,828
New contracts and contract adjustments	33,877,837	24,530,894
	52,197,501	48,313,722
Less - contract revenue earned	-33,745,115	-29,994,078
Balance - end of year	$18,452,386	$18,319,644

16

11. Long-Term Debt

Long-term debt is summarized as follows:

	2010	2009
$384 monthly, including interest at 0.0% through 2011, secured by 2006 Ford F250 truck	$4,186	$8,412
$384 monthly, including interest at 0.9% through 2011, secured by 2006 Ford E250 van	3,803	8,412
$758 monthly, including interest at 7.63% through 2011, secured by 2006 Dodge Sprinter van.	8,026	16,168
$368 monthly, including interest 0.0% through 2012, secured by 2006 Ford Freestyle.	6,895	11,689
$363 monthly, including interest at 0.0% through 2012, secured by 2006 Ford Freestyle.	7,243	11,600
$430 monthly, including interest at 0..0% through 2012, Ford F-250.	5,558	10,280
$450 monthly, including interest at 0.0% through 2012, secured by 2007 Ford F-150.	6,297	11,695
$478 monthly, including interest at 6.3% through 2012, secured by 2009 Ford Escape.	17,308	21,790
$767 monthly, including interest at 7.6% through 2012, secured by 2008 Ford F250.	-	26,946
$422 monthly, including interest at 0.0% through 2013, secured by 2007 Ford F150.	10,975	15,616
$780 monthly, including interest at 6% through 2013, secured by 2008 Dodge Sprinter.	28,167	35,579
$1,112 monthly, including interest at 4.9% through 2015, secured by 2011 Ford F350.	54,678	-
	153,136	178,187
Less - current portion	-66,388	-66,988
	$86,748	$111,199

17

Future maturities of long-term debt for succeeding years are as follows:

2011	$66,388
2012	44,133
2013	22,326
2014	12,631
2015	7,658
$153,136

Interest paid during 2010 and 2009 was $7,818 and $9,179, respectively.

As discussed in Note 14, the Company has guaranteed the debt of a related party. No liability has been recorded on the York River Electric, Inc. financial statements for this guarantee.

12. Common Stock

Common stock consists of 50,000 authorized shares at $1 par value. At December 31, 2010 and 2009, there were 1,067 shares issued and outstanding.

13. Employee Benefit Plan

The Company contributes to a multi-employer pension plan on behalf of substantially all of its union employees under a collective bargaining agreement. The Company also has a 401(k) safe harbor plan for all eligible nonunion employees that allows for pre-tax salary deferrals and discretionary profit sharing.

For 2010 and 2009, the Company contributed $168,820 and $173,957, respectively, to the 401(k) safe harbor plan.

14. Related Party Transactions

The Company leases three facilities from related entities owned by the Company’s two stockholders on a month-to-month basis. Under two of the leases, the Company paid $3,500 per month for each location in 2010 and 2009. The third lease which originated in May 2008, the Company paid $2,500 per month. Rent expense for 2010 and 2009 was $114,000.

18

For one of the related parties noted above, the Company is exposed to risk by the guarantee of related party debt. At December 31, 2010 and 2009, the carrying amount of the assets of the related party, which consisted primarily of the real estate leased, was approximately $110,000 and $113,000, respectively, and the carrying amount of its debt, which matures in 2017, was approximately $56,000 and $63,000, respectively. The maximum exposure for the Company would be the carrying amount of the mortgage of the related party. The related party incurred the indebtedness in connection with the purchase, in 2002, of the real property which is rented to the Company. The related party is primarily liable for the indebtedness and has pledged the real property as collateral for the debt. During the remaining seven years until maturity of the indebtedness, the Company would be required to repay the then outstanding amount in the event of default by the related party. In accordance with accounting principles generally accepted in the United States of America, the Company has not recorded a liability for this guarantee.

Over time, the Company has advanced money to one of its stockholders. At December 31, 2010 and 2009, the stockholder’s balance was $188,717 and $187,573, respectively, including interest accrued at a short-term applicable federal rate. At December 31, 2010 and 2009, the interest rate was 0.61% and 0.82%, respectively, and in addition interest income was $1,144 and $1,526, respectively. No specific repayment terms have been set.

Due from related party consists of funds advanced to Charters, LLC, a limited liability company, whose members are the stockholders of the Company. No specific repayment terms have been set and is noninterest bearing. In addition, the Company and its stockholders unconditionally guarantee a $275,000 note obtained by Charters, LLC, which the outstanding balance was approximately $244,000 and $257,000, respectively, at December 31, 2010 and 2009.

15. Concentrations of Credit Risk

The cash and cash equivalent balances are maintained at several financial institutions with high credit quality ratings. For 2010, noninterest bearing cash accounts were fully insured by the Federal Deposit Insurance Corporation (FDIC), and interest bearing funds held in these accounts were insured by the FDIC up to $250,000. At December 31, 2010 and 2009, bank cash deposits and certain investments exceeded the FDIC limit by approximately $2,970,000 and $7,228,000, respectively. Certain other investments are insured separately by the Securities Investors Protection Corporation (SIPC). This coverage is up to $500,000, inclusive of up to $100,000 cash. At December 31, 2010 and 2009, accounts with brokerage firms of $3,264,748 and $646,129, respectively, were all invested in various markets and funds.

19

In 2010 and 2009, contracts with the federal government produced approximately 80% and 94% of total revenue, respectively. Additionally, approximately 75% and 91% of trade accounts receivable at December 31, 2010 and 2009, were due from government entities, respectively.

The Company may be subject to a concentration of credit risk due to high dollar value of its contract receivables. The credit risk with respect to accounts receivable is mitigated because the majority of the Company’s receivables are due from agencies of the U.S. government.

16. Contingencies

Certain contracts provide for warranty against defects in materials and workmanship for periods beyond the date of completion. Annually, management of the Company considers the need to establish accruals for anticipated future costs to be incurred for these warranties. No such accruals were considered necessary at December 31, 2010 and 2009.

Substantially all of the Company’s revenues have been derived from prime or subcontracts with the federal government. These contract revenues are subject to adjustment upon audit by various government agencies. Management does not expect the results of such audits to have a material effect on the Company’s financial position or results of future operations since most contracts are fixed-price or time and-materials contracts. Although management believes no material findings will result from these actions, these proceedings involve uncertainties that may cause actual results to vary from expectations. Final indirect cost rates have been established by audit for all years through 2007.

20

Financial Statements

Years Ended

December 31, 2009 and 2008

York River Electric, Inc.

York River Electric, Inc.

Report of Independent Auditors

Board of Directors

York River Electric, Inc.

We have audited the accompanying balance sheets of York River Electric Inc. as of December 31, 2009 and 2008, and the related statements of income, changes in equity and cash flows for the years then ended. These financial statements are the responsibility of the management of York River Electric, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts of disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the York River Electric, Inc. as of December 31, 2009 and 2008, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Newport News, Virginia

April 8, 2010

3

York River Electric, Inc.

Balance Sheets

December 31,	2009	2008
Assets
Current assets
Cash and cash equivalents	$1,208,482	$1,909,036
Investments	5,759,141	-
Accounts receivable
Trade	4,712,944	2,450,085
Other	2,558	17,423
Stockholder	187,573	186,047
Due from related party	64,984	64,984
Prepaid expenses	41,192	6,536
Cost and estimated earnings in excess of billings	560,756	1,925,784
Total current assets	12,537,630	6,559,895

Property and equipment - net	758,675	931,512

Other assets
Cash surrender value of life insurance	132,438	105,437

	$13,428,743	$7,596,844
Liabilities and Stockholders' Equity

Current Liabilities
Current portion of long-term debt	$66,988	$159,981
Accounts payable	1,649,398	1,528,174
Accrued expenses	269,485	142,035
Distributions payable	263,600	169,475
Billings in excess of costs and estimated earnings	1,739,391	969,374
Total current liabilities	3,988,862	2,969,039

Long-term debt - net of current portion	111,199	177,149
Total liabilities	4,100,061	3,146,188

Stockholders' equity	9,328,682	4,450,656
Total Liabilities and Stockholders’ Equity	$13,428,743	$7,596,844

4

York River Electric, Inc.

Statements of Income

Years Ended December 31,	2009	2008

Contract revenue earned
Government contracts - 8(a)	$27,351,339	$13,672,572
Other government contracts	860,108	5,329,437
Commercial contracts	1,782,631	6,034,790

Total contract revenue earned	29,994,078	25,036,799

Cost of revenues earned	22,771,835	22,237,129

Gross profit	7,222,243	2,799,670

General and administrative expenses	1,460,794	1,137,071

Income from operations	5,761,449	1,662,599

Other income (expense)
Gain on sale of property and equipment	200	11,574
Interest expense	(9,179)	(23,110)
Interest income	19,038	30,905
Other income	11,053	50,285
State franchise and excise taxes	(5,845)	-

Total other income	15,267	69,654
Net Income	$5,776,716	$1,732,253

5

York River Electric, Inc.

Statements of Changes in Equity

Years Ended December 31, 2009 and 2008
	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Loss	Total
Balance - December 31, 2007	$1,067	$,4800	$3,937,567	$ -	$3,943,434

Net income	-	-	1,732,253	-	1,732,253

Distributions	-	-	(1,225,031)	-	(1,225,031)

Balance - December 31, 2008	1,067	4,800	4,444,789	-	4,450,656

Comprehensive income
Net income	-	-	5,776,716	-	5,776,716
Net unrealized loss on investments	-	-	-	(1,088)	(1,088)
Total comprehensive income					5,775,628

Distributions	-	-	(897,602)	-	(897,602)

Balance - December 31, 2009	$1,607	$4,800	$9,323,903	($1,088)	$9,328,682

6

York River Electric, Inc.

Statement of Cash Flows

Years Ended December 31,	2009	2008

Cash flows from operating activities
Net income	$5,776,716	$1,732,253
Adjustments to reconcile to net cash from operating activities: Bad Debt	5,503	2,306
Depreciation	255,840	297,300
Gain on sale of property and equipment	(200)	(11,574)
Increase in cash surrender value of life insurance	(27,001)	(52,817)
Change in:
Accounts receivable
Trade	(2,268,362)	385,677
Other	14,865	629
Due from related party	-	(64,984)
Prepaid expenses	(34,656)	(6,536)
Costs and estimated earnings in excess of billings	1,365,028	516,838
Accounts payable	121,224	(923,095)
Accrued expenses	127,450	(144,667)
Billing in excess of cost and estimated earnings	770,017	(528,493)
Net cash from operating activities	6,106,424	1,202,837

Cash flows from investing activities
Advances to stockholder	(1,526)	(5,067)
Purchases of property and equipment	(83,003)	(139,051)
Purchases of investments	(5,760,229)	-
Proceeds from sale of property and equipment	200	13,688
Net cash from investing activities	($5,844,558)	($130,430)
Cash flows from financing activities
Repayment of long-term debt	(158,943)	(404,862)
Distributions to stockholders	(803,447)	(1,268,443)
Net cash from financing activities	(962,420)	(1,673,305)

York River Electric, Inc.

Statement of Cash Flows (continued)

Net change	-700,554	-600,898

Cash and cash equivalents - beginning of year	1,909,036	2,509,934

Cash and cash equivalents - end of year	$1,208,482	$1,909,036

Supplemental disclosure of noncash investing and financing activities
Property acquired from proceeds of long-term debt	$ -	$94,784

Distributions accrued and unpaid	$263,600	$169,475

York River Electric, Inc.

Notes to Financial Statements

1.

Organization and Nature of Business

York River Electric, Inc. (Company) is a general contractor engaged in electrical and general contract activities for both commercial and government customers primarily in the Hampton Roads area of Virginia.

In 2001, the Company was approved for participation in the section 8(a) program of the U.S. government Small Business Administration (SBA). The purpose of this program is to make available certain government contracts to small disadvantaged businesses. Under this program, there are specific requirements that must be met by the Company. The Company’s section 8(a) participation expires in 2010.

2.

Summary of Significant Account Policies

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments with an initial purchased maturity of three months or less.

Accounts Receivable

Accounts receivable are generated from prime and subcontracting agreements with U.S. governmental agencies and various commercial entities and are stated at amounts billed less an allowance for doubtful accounts. Credit is extended to customers after an evaluation of the customer’s financial condition. Management considers accounts over 30 days past due. Management’s determination of the allowance for doubtful accounts is based on an evaluation of the accounts receivable, past experience, current economic conditions, and other risks inherent in the accounts receivable portfolio. At December 31, 2009 and 2008, management considered all accounts receivable to be collectible.

Investments and Fair Value Measurements

Investments in securities and mutual funds with readily determinable fair values are measured at fair value on the balance sheet. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. See Note 8 for discussion of fair value measurements.

York River Electric, Inc.

Notes to Financial Statements

2.

Summary of Significant Account Policies (continued)

Property and Equipment

Property and equipment are recorded at cost and depreciation is calculated by using the straight-line method for financial statement purposes based on the following estimated useful lives:

Software	3 years
Tools and equipment	5 - 7 years
Transportation equipment	5 years
Office furniture and equipment	3 - 7 years
Leasehold improvements	5 years

Revenue Recognition

Revenues on fixed-price contracts are recognized on the percentage-of-completion method of accounting based upon costs to date compared to total estimated costs. Cost and profit estimates are reviewed periodically as the work progresses, and adjustments, if needed, are reflected in the period in which the estimates are revised. Anticipated losses are recognized as soon as they become known. Revenues from time and materials contracts are recognized on the basis of direct labor hours incurred, at negotiated contract billing rates, plus reimbursable costs incurred.

Contract costs include all direct material, labor costs, and those indirect costs related to contract performance. General and administrative costs are charged to expense as incurred. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and revenues and would be recognized in the period in which the revisions are determined.

The current asset “Costs and estimated earnings in excess of billings” represents revenues recognized in excess of amounts billed.

The current liability “Billings in excess of costs and estimated earnings” represents amounts billed in excess of revenues recognized.

York River Electric, Inc.

Notes to Financial Statements

2.

Summary of Significant Account Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Certain Significant Estimates

The Company has calculated and determined its revenue earned for 2009 and 2008, and the effect on several asset and liability amounts based on the common industry standard revenue determination formula of actual costs to date compared to total estimated job costs. Due to uncertainties inherent in the estimation process, and uncertainties relating to future performance as the contracts are completed, it is at least reasonably possible that estimated job costs, in total or on individual contracts, will be revised.

Income Taxes

The Company, with the consent of its stockholders, elected to be taxed under the Internal Service Revenue Code as a Subchapter S corporation, which provides that, in lieu of corporate income taxes, the stockholders separately account for the Company’s items of income, deductions, losses and credits. Therefore, no provision or liability for income taxes has been included in these financial statements.

Advertising

The Company expenses advertising costs as incurred. For 2009 and 2008, advertising expense was $70,452 and $63,180, respectively

Subsequent Events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 8, 2010, the date the financial statements were available to be issued.

York River Electric, Inc.

Notes to Financial Statements

3.

Accounts Receivable

Accounts receivable consists of the following:

	2009	2008
Government contracts	$4,305,465	$1,575,255
Commercial contracts	407,479	874,830

	$4,712,944	$2,450,085

4.

Property and Equipment

Property and equipment consists of the following:

	2009	2008
Software	$114,956	$105,978
Tools and equipment	583,945	517,047
Transportation equipment	1,259,254	1,354,659
Office furniture and equipment	155,407	148,272
Leasehold improvements	152,271	152,271
	2,265,833	2,278,227
Less - allowance for depreciation	(1,507,158)	(1,346,715)

	$758,675	$931,512

Depreciation expense for 2009 and 2008 was $255,840 and $297,300 respectively.

5.

Cash Surrender Value of Life Insurance

The Company maintains life insurance policies on each of its stockholders. The cash value of the policies is $132,438 and $105,437 at December 31, 2009 and 2008, respectively.

York River Electric, Inc.

Notes to Financial Statements

6.

Costs and Estimated Earnings on Uncompleted Contracts

Information with respect to contracts in progress is as follows:

	2009	2008
Costs on uncompleted contracts	$13,332,513	$28,535,745
Estimated earnings	2,170,443	1,129,297
	15,502,956	29,665,042
Less - billings to date	(16,681,591)	(28,708,632)

	($1,178,635)	$956,410

Included in the accompanying balance sheets as follows:

	2009	2008
Costs and estimated earnings in excess of billings	$560,756	$1,925,784
Billings in excess of costs and estimated earnings	(1,739,391)	(969,374)

	($1,178,635)	$956,410

7.

Contract Backlog

The following schedule shows a reconciliation of the backlog of signed contracts in existence:

	2009	2008
Balance - beginning of year	$23,782,828	$14,707,242
New contracts and contract adjustments	24,530,894	34,112,385
	48,313,722	48,819,627
Less - contract revenue earned	(29,994,078)	(25,036,799)

Balance - end of year	$18,319,644	$23,782,828

York River Electric, Inc.

Notes to Financial Statements

8.

Investments

In 2009, the Company acquired several types of investments. Investments are presented at fair value and consist of the following:

Money market funds	5,113,012
Mutual funds	199,190
Fixed income securities	99,639
Limited partnerships	7,734
Equities	339,566

$5,759,141

The investments are under the management of Scott & Stringfellow and Wachovia Securities, Inc., who also maintain custody of the securities. The Company’s investment income is reported in the accompanying statement of income, net of investment management fees. Unrealized losses are reported in the accompanying statements of changes in equity as a component of other comprehensive income.

Fair Value Measurements

Accounting standards establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1

Inputs to the valuation methodology are unadjusted quoted market prices for identical assets in active markets that the Company has the ability to access.

Level 2

Inputs to the valuation methodology include:

•

Quoted prices for similar assets or liabilities in active markets;

•

Quoted prices for identical or similar assets or liabilities in inactive markets;

York River Electric, Inc.

Notes to Financial Statements

8.

Investments (continued)

•

Inputs other than quoted prices that are observable for the asset or liability;

•

Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the assets or liability has a specified (contractual) term, the level 2 input must be observable for substantially the full term of the asset or liability.

Level 3

Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The assets or liability’s fair value measurement within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Following is a description of the valuation methodologies used for assets measured at fair value. There have been no changes in the methodologies used at December 31, 2009.

Money market funds: Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

Equities and fixed income securities, limited partnerships and mutual funds: Valued at the official closing price of, or the last reported sale price on, the exchange or market on which such investments are traded, as of the close of business on the day the investments are being valued or, lacking any sales, at the last available bid price. Prices for each investment are taken from the principal exchange or market in which the investment trades.

The preceding methods described may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

York River Electric, Inc.

Notes to Financial Statements

8.

Investments (continued)

The following sets forth by level, within the fair value hierarchy, the Company’s assets at fair value:

	Assets at Fair Value as of December 31,2009
	Level 1	Level 2	Level 3	Total
Money market funds	$ -	$5,113,012	$ -	$5,113,012
Mutual funds	199,190	-	-	199,190
Fixed income securities	-	99,639	-	99,639
Limited partnerships	-	7,734	-	7,734
Equities	339,566	-	-	339,566
	$538,756	$5,220,385	$ -	$5,759,141

Fair values and unrealized gains losses are summarized as follows:

December 31, 2009	Cost	Fair Value	Unrealized Loss
Scott and Stringfellow	$2,506,076	$2,504,988	($1,088)
Wachovia Securities, Inc.	3,254,153	3,254,153

	$5,760,229	$5,759,141	($1,088)

9.

Long-Term Debt

Long-term debt is summarized as follows:

	2009	2008
$357 monthly, including interest at 0.0% through 2009, secured by 2003 Ford E250 van.	$ -	$715
$357 monthly, including interest at 0.0% through 2009, secured by 2003 Ford E250 van.	-	715
$367 monthly, including interest at 0.0% through 2009, secured by 2004 Ford F150 truck.	-	715

York River Electric, Inc.

Notes to Financial Statements

9.

Long Term Debt (continued)

$908 monthly, including interest at 0.0% through 2009, secured by 2006 Ford Explorer.	-	2,723
$2,308 monthly, including interest at 0.0% through 2009, secured by John Deere 80c Excavator.	-	22,000
$384 monthly, including interest at 0.0% through 2011, secured by 2006 Ford F250 truck.	8,412	13,021
$384 monthly, including interest at 0.9% through 2011, secured by 2006 Ford E250 van.	8,412	13,021
$758 monthly, including interest at 7.63% through 2011, secured by 2006 Dodge Sprinter van.	16,168	23,711
$368 monthly, including interest at 0.0% through 2012, secured by 2006 Ford Freestyle.	11,689	16,175
$363 monthly, including interest at 0.0% through 2012, secured by 2006 Ford Freestyle.	11,600	15,973
$430 monthly, including interest at 0.0% through 2012, secured by 2006 Ford F-250.	10,280	15,430
$450 monthly, including interest at 0.0% through 2012, secured by 2007 Ford F-150.	11,695	17,093
$478 monthly, including interest at 6.3% through 2012, secured by 2009 Ford Escape.	21,790	25,998
$767 monthly, including interest at 7.6% through 2012, secured by 2008 Ford F250.	26,946	33,830
$422 monthly, including interest at 0.0% through 2013, secured by 2007 Ford F150.	15,616	21,102
$780 monthly, including interest at 6% through 2013, secured by 2008 Dodge Sprinter.	35,579	42,557

York River Electric, Inc.

Notes to Financial Statements

9.

Long Term Debt (continued)

$29,896 quarterly, including interest at 4% through 2009, secured by a security interest in 263 shares of common stock of York River Electric, Inc., payable to former stockholder.	-	29,600
$43,396 quarterly, including interest at 6% through 2009, secured by a security interest in 433 shares of common stock of York River Electric, Inc., payable to a stockholder.	-	42,751
	178,187	337,130
Less -current portion	(66,988)	(159,981)

	$111,199	$177,149

Future maturities of long-term debt for succeeding years are as follows:

2010	$66,988
2011	63,336
2012	39,934
2013	7,929

$178,187

Interest paid during 2009 and 2008 was 9,179 and 23,110, respectively.

As discussed in Note 13, the Company has guaranteed the debt of a related party. No liability has been recorded on York River Electric, Inc. financial statements for this guarantee.

York River Electric, Inc.

Notes to Financial Statements

10.

Line of Credit

The Company has a line of credit arrangement with a bank for $750,000, with a blanket lien on all assets of the Company. Borrowings against the line bear interest at prime plus .25% per annum through October 14, 2010. The line of credit is personally guaranteed by the stockholders of the Company. There was $750,000 available on this line at December 31, 2009.

11.

Common Stock

During 2005, York River Electric, Inc. redeemed 500 shares of common stock for $843,000. Of this amount, $443,000 was financed with a promissory note; the remaining $400,000 was paid in cash. The liability was paid in full 2009.

During 2006, York River Electric, Inc. redeemed 433 shares of common stock for $324,750, financed with a promissory note. The liability was paid in full in 2009.

Common Stock consists of 50,000 authorized shares at $1 par value. At December 31, 2009 and 2008, there were 1,067 shares issued and outstanding.

12.

Employee Benefit Plan

The Company contributes to a multi-employer pension plan on behalf of substantially all of its union employees under a collective bargaining agreement. The Company has a 401(k) safe harbor plan for all eligible nonunion employees that allows for pre-tax salary deferrals and discretionary profit sharing. For 2009 and 2008, the Company contributed $173,956 and $50,487 respectively, to the 401(k) safe harbor plan.

13.

Related Party Transactions

The Company leases three facilities from two related parties on a month-to-month basis. Under two of the leases, the Company paid $3,500 per month for each location in 2009. The third lease which originated in May 2008, the Company paid $2,500 per month. Rent expense for 2009 and 2008, was $114,000 and $105,173, respectively.

York River Electric, Inc.

Notes to Financial Statements

13.

Related Party Transactions (continued)

Primarily because of the common control between the Company, the related party mentioned above and the guarantee of the related party’s debt, the Company is exposed to the risk that it may be required to subsidize the losses of the related party. At December 31, 2009, the carrying amount of the assets of the related party, which consisted primarily of the real estate leased, was approximately $113,000, and the carrying amount of its debt, which matures in 2017, was approximately $63,000. The maximum exposure for the Company would be the carrying amount of the mortgage of the related party. The related party incurred the indebtedness in connection with the purchase, in 2002, of the real property which is rented to the Company. The related party is primarily liable for the indebtedness and has pledged the real property as collateral for the debt. During the remaining eight years until maturity of the indebtedness, the Company would be required to repay the then outstanding amount in the event of default by the related party. In accordance with accounting principles generally accepted in the United States of America, the Company has not recorded a liability for this guarantee.

Over time, the Company has advanced money to one of its stockholders. At December 31, 2009 and 2008, the stockholder’s balance was $187,573 and $186,047 respectively, including interest accrued at a short-term applicable federal rate. No specific repayment terms have been set.

Due from related party consists of funds advanced to Charters, LLC, a limited liability company, whose members are the owners of the Company. No specific repayment terms have been set and is noninterest bearing. The Company and its owners unconditionally guarantee a $275,000 note obtained by Charters, LLC.

14.

Concentrations of Credit Risk

The cash and cash equivalent balances are maintained at several financial institutions with high credit quality ratings. For 2009 and 2008, noninterest bearing cash accounts were fully insured by the Federal Deposit Insurance Corporation (FDIC), and interest bearing funds held in these accounts were insured by the FDIC up to $250,000. At December 31, 2009 and 2008, bank cash deposits and certain investments exceeded the FDIC limit by approximately $2,118,000 and $759,000, respectively. Certain other investments are insured separately by the Securities Investors Protection Corporation (SIPC).

York River Electric, Inc.

Notes to Financial Statements

14.

Concentrations of Credit Risk

This coverage is up to $500,000 inclusive of up to $100,000 cash. At December 31, 2009 and 2008, accounts with brokerage firms of $5,759,141 were all invested in various markets and funds.

In 2009 and 2008, contracts with the federal government produced approximately 94% and 76% of total revenue, respectively. Additionally, approximately 91% and 64% of trade accounts receivable at December 31, 2009 and 2007, were due from government entities, respectively.

The Company may be subject to a concentration of credit risk due to high dollar value of its contract receivables. The credit risk with respect to accounts receivable is mitigated because the majority of the Company’s receivables are due from agencies of the U.S government.

15.

Contingencies

Certain contracts provide for warranty against defects in materials and workmanship for periods beyond the date of completion. Annually, management of the Company considers the need to establish accruals for anticipated future costs to be incurred for these warranties. No such accruals were considered necessary at December 31, 2009 and 2008.

21

Financial Statements

Ten Month Period Ended

October 31, 2011

York River Electric, Inc.

York River Electric, Inc.

Contents

Page
Report of Independent Auditors	3
Financial Statements
Balance Sheets	4
Statements of Income	5
Statements of Change in Equity	6
Statements of Cash Flows	7
Notes to Financial Statements

Independents Accountants’ Review Report

Board of Directors

York River Electric, Inc.

We have reviews the accompanying balance sheet of York River Electric, Inc. as of October 31, 2011, and the related statements of income, changes in equity and cash flows for the ten month period then ended. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Our review was made primarily for the purpose of expressing a conclusion that there are no material modifications that should be made to the financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America. The supplementary information included on pages 12 through 23 is presented for purposes of addition analysis and is not a required part of the basic financial statements. Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements, and we are not aware of any material modifications that should be made to such information.

3

York River Electric, Inc.

Balance Sheet

October 31, 2011
Assets
Current assets
Cash and cash equivalents	$2,399,341
Accounts receivable
Trade	3,509,010
Other	2,062
Notes receivable - current	150,000
Prepaid expenses	24,891
Cost and estimated earnings in excess of billings	1,726,226
Total current assets	7,811,530

Property and equipment - net	713,632

Other assets
Due from related party	64,984
Due from stockholder	189,346
Cash surrender value of life insurance	90,503
Notes receivable - less current portion	125,000

Total other assets	$469,833
$8,994,995

Liabilities and Stockholders' Equity
Current liabilities
Current portion of long-term debt	$53,097
Accounts payable	1,263,038
Accrued expenses	170,600
Distributions payable	272,000
Billings in excess of costs and estimated earnings	1,069,757
Total current liabilities	2,828,492
Long-term debt - net of current portion	76,724

Total liabilities	2,905,216

Stockholders' equity	6,089,779

$8,994,995

4

York River Electric, Inc.

Statement of Income

Ten Month Period Ended October 31, 2011

Contract revenue earned
Government contracts - 8(a)	$15,377,697
Other governments contracts	1,008,062
Commercial contracts	3,921,103

Total contract revenue	20,306,862

Cost of revenue earned	17,480,262

Gross profit	2,826,600

General and administrative expenses	702,840

Income from operations	2,123,760

Other income (expense)
Gain on sale of property and equipment	4,100
Interest expense	(6,307)
Other income	4,133

Total other income	1,926

Net income	$2,125,686

5

York River Electric, Inc.

Statement of Changes in Equity

Ten Month Period Ended October 31, 2011
	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total

Balance - December 31, 2010	$1,067	$4,800	$10,881,451	$115,448	$11,002,766

Comprehensive income
Net income	-	-	2,125,686	-	2,125,686
Reclassification adjustment for gains realized during the year	-	-		(115,448)	(115,448)
Total comprehensive income					2,010,238

Distributions	-	-	(6,923,225)	-	(6,923,225)

Balance - October 31, 2011	$1,067	$4,800	$6,083,912	$ -	$6,089,779

6

York River Electric, Inc.

Statement of Cash Flows

Ten Month Period Ended October 31, 2011
Cash flows from operating activities
Net income	$2,125,686
Adjustments to reconcilable to net cash from operating activities:
Bad debt	9,544
Depreciation	205,000
Gain on sale of property and equipment	(4,100)
Change in:
Accounts receivable
Trade	(25,082)
Other	2,974
Prepaid expenses	(5,036)
Costs and estimated earnings in excess of billings	(955,294)
Accounts payable	(1,295,150)
Accrued expenses	(76,052)
Billing in excess of cost and estimated earnings	97,709
Net cash from operating activities	80,199

Cash flows from investing activities
Increase in notes receivable	(25,000)
Advances to stockholder	(629)
Purchases of property and equipment	(68,067)
Purchases of investments	(157,769)
Proceeds from sale of property and equipment	4,100
Proceeds received from cash surrender value of life insurance	96,750
Net cash from investing activities	(150,615)

Cash flows from financing activities
Principal payments of long-term debt	(58,977)
Distributions to stockholders	(3,426,701)
Net cash from financing activities	(3,485,678)

7

York River Electric, Inc.

Statement of Cash Flows (continued)

Net change	(3,556,094)

Cash and cash equivalents - beginning of year	5,955,435

Cash and cash equivalents - end of year	$2,399,341

Supplemental disclosure of noncash investing and financing activities
Property acquired from proceeds of long-term debt	$35,662

Distributions accrued and unpaid	$272,000

Interest paid	$6,307

8

SCHEDULE 4.05   [Letterhead York River Electric]

108 Production Drive • Yorktown, Virginia 23693 • Phone (757) 369-3673 • Fax (757) 369-3680

SCHEDULE 4.05 – UNDISCLOSED LIABILITIES

Except to the extent reflected or reserved against in the Financial Statements or as set forth in Schedule 4.04 hereto, the Company does not have, as of the date of such Financial Statements and as of the date hereof, any material Liabilities of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due other than liabilities which have arisen in the Ordinary Course of Business. Except as set forth below, no basis exists for assertion against the Company as of the date of the Financial Statements, or as of the date hereof, of any material Liability of any nature not fully reflected or reserved against in the Financial Statements or otherwise set forth in a schedule to this SPA, or of any other Liability of any nature arising since the date of the Financial Statements, other than Liabilities which have been incurred in the Ordinary Course of Business and which are not Material (individually or in the aggregate) to the Business.

NO UNDISCLOSED LIABILITIES

[Letterhead York River Electric]

108 Production Drive • Yorktown, Virginia 23693 • Phone (757) 369-3673 • Fax (757) 369-3680

SCHEDULE 4.06 – MATERIAL ADVERSE CHANGE STATEMENT

The Company states that there has NOT been any “Material Adverse Change” in (i) its financial condition which has adversely affected or impaired, or which does or which the Company can reasonably foresee may adversely affect or impair, the ability of the Company to conduct the Business as heretofore conducted and as now proposed to be conducted; or (ii) any material damage, destruction or loss to any of the properties or assets of the Company, whether or not covered by insurance, which has adversely affected or impaired, or which does or which the Company can reasonably foresee may adversely affect or impair, the ability of the Company to conduct its Business as heretofore conducted and as now proposed to be conducted; or (iii) any labor dispute, strike, walkout or negotiation, or request for negotiation, for any representation or any labor contract; or (iv) any event or condition of any character which has materially and adversely affected or which does or which the Company can reasonably foresee may materially and adversely affect or impair the Business; or (v) any material adverse change in business prospects of the Company.

SCHEDULE 4.08

York County, Virginia

Property:	112 PRODUCTION DR
Map #	037B 2 5
GPIN	S03d-3223-0624
Owner	CHARTERS LLC
Owner Address	108 PRODUCTION DR
Owner City/State/Zip	YORKTOWN VA 23693

Site Details		Election Information
Deeded Lot Size	0.36	Voting Precinct	KILN CREEK
Deed Reference:	080006748	Polling Place	TABB LIBRARY
Legal Description:	BETHEL INDUSTRIAL PARK LOT 3	House District	93
Zoning Code:	IL: Limited Industrial	Senate District	2
Government District	BETHEL
Census Tract:	503.05

School District		Waste Management
Elementary School District	GRAFTON BETHEL	Garbage Day:	TUESDAY
High/Middle School District	GRAFTON	Recycle Day:	No Data

Assessment Information
	Current Assessment	Previous Assessment
Land Value	$109,000	NaN
Improvement Value	$147,600	NaN
Total Value	$256,600	NaN

1

Site Information

Environmental Considerations		Utilities
Waterfront:	N	Public Water:	Y
Flood Zone(s):	X	Public Sewer:	Y
Flood Map	51199C0280C	Well Water	No Data
Base Flood Elevation:	NONE	Septic Tank	N
Resource Protection Area:	NO
Resource Management Area	NO
200' Watershed Mgt Prot Area	No
500' Watershed Mgt Prot Area:	No

Improvements

Year Built	1985	Construction
Square Footage	3,000	Foundation Type	SLAB
Stories	1	Roof Type	METAL
Total Rooms	0	Exterior Type:	ALUMINUM
Bedrooms	0	Basement	NONE
Bathrooms	Half Baths 3
Fireplaces	0
Central Heat	Y
Central Air	Y
Fuel Type	GAS-FA

Additional Details		Other Details
Building	Size/Quantity	Building	Size/Quantity
OFFICE	900	ASPHALT 2"	6,600
REAR OFFICE	1,200
GARAGE BAY	900

2

Ownership History

Owner Name	Date Of Transfer	Consideration	Deed	Fair Market Sale
CHARTERS LLC	07-04-2008	$325,000	080006748	Y
JONES DAVID M JR	04-11-1997	$113,000	976 822
BETHEL LAND COMPANY	01-10-1983	$15,566	386 536

3

SCHEDULE 4.08  York County, Virginia

Property:	112 PRODUCTION DR
Map #	037B 2 5
GPIN	S03d-3223-0624
Owner	BRYAN PROPERTIES LLC
Owner Address	2 HAMILTON CIRCLE
Owner City/State/Zip	POQUOSON VA 23662

Site Details		Election Information
Deeded Lot Size	0.37	Voting Precinct	KILN CREEK
Deed Reference:	050006470	Polling Place	TABB LIBRARY
Legal Description:	BETHEL INDUSTRIAL PARK LOT 5	House District	93
Zoning Code:	IL: Limited Industrial	Senate District	2
Government District	BETHEL
Census Tract:	503.05

School District		Waste Management
Elementary School District	GRAFTON BETHEL	Garbage Day:	TUESDAY
High/Middle School District	GRAFTON	Recycle Day:	No Data

Assessment Information
	Current Assessment	Previous Assessment
Land Value	$111,600	NaN
Improvement Value	$114,700	NaN
Total Value	$226,300	NaN

1

Site Information

Environmental Considerations		Utilities
Waterfront:	N	Public Water:	Y
Flood Zone(s):	X	Public Sewer:	Y
Flood Map	51199C0280C	Well Water	No Data
Base Flood Elevation:	NONE	Septic Tank	N
Resource Protection Area:	NO
Resource Management Area	NO
200' Watershed Mgt Prot Area	No
500' Watershed Mgt Prot Area:	No

Improvements

Year Built	1985	Construction
Square Footage	2,645	Foundation Type	SLAB
Stories	1	Roof Type	COMP SHNG
Total Rooms	0	Exterior Type:	BRICK/BLOCK
Bedrooms	0	Basement	NONE
Bathrooms	Full Baths 1
Fireplaces	0
Central Heat	Y
Central Air	No Data
Fuel Type	GAS-FA

Additional Details		Other Details
Building	Size/Quantity	Building	Size/Quantity
OFFICE	1,109	ASPHALT 2"	3,225
GARAGE	1,536

2

Ownership History

Owner Name	Date Of Transfer	Consideration	Deed	Fair Market Sale
BRYAN PROPERTIES LLC	08-04-2005	$212,500	050006470	Y
TONEY SPURGEON PETALS TRS	22-11-2004	$0	040024399
TONEY SPURGEON P &	24-06-2003	$0	030018612

3

[Letterhead York River Electric]

108 Production Drive • Yorktown, Virginia 23693 • Phone (757) 369-3673 • Fax (757) 369-3680

SCHEDULE 4.09 – TITLE TO ASSETS

Except as set forth below, the Company has good and marketable title to all of its properties and assets used in its Business or reflected in the Financial Statements, subject in each case to no Lien other than Liens listed on below. The exceptions set forth here do not severally or in the aggregate, have a Material Adverse Effect.  The Company has furnished to the Buyer true and correct documentation relating to any Lien set forth below.

G/L# 10-00-2235 - 2006 Ford Freestyle VIN# 48523

G/L# 10-00-2237 - 2006 Ford Freestyle VIN# 09154

G/L# 10-00-2244 - 2007 Ford F150 VIN# 84799

G/L# 10-00-2245 - 2008 Ford F150 VIN# 5642

G/L# 10-00-2246 - 2009 Ford Escape

G/L# 10-00-2247 - 2008 Dodge Sprinter

G/L# 10-00-2249 - 2011 Ford F350 VIN# 73035

G/L# 10-00-2250 - 2011 Ford F150

SCHEDULE 4.11  Westchester Fire Insurance Company

ACE EXPRESS Private Company

Management Indemnity Package

Declarations

This Policy is issued by the stock insurance company listed above (“Insurer”).

THE EMPLOYMENT PRACTICES, DIRECTORS & OFFICERS AND COMPANY, AND FIDUCIARY COVERAGE SECTIONS OF THIS POLICY, WHICHEVER ARE APPLICABLE, COVER ONLY CLAIMS FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD OR, IF ELECTED, THE EXTENDED PERIOD AND REPORTED TO THE INSURER PURSUANT TO THE TERMS OF THE RELEVANT COVERAGE SECTION. THE CRIME COVERAGE SECTION, IF APPLICABLE, APPLIES ONLY TO LOSS DISCOVERED DURING THE POLICY PERIOD. PLEASE READ THIS POLICY CAREFULLY.

THE LIMITS OF LIABILITY AVAILABLE TO PAY INSURED LOSS SHALL BE REDUCED BY AMOUNTS INCURRED FOR COSTS, CHARGES AND EXPENSES UNLESS OTHERWISE PROVIDED HEREIN. AMOUNTS INCURRED FOR COSTS, CHARGES AND EXPENSES AND LOSS SHALL ALSO BE APPLIED AGAINST THE RETENTION AND DEDUCTIBLE AMOUNTS.

TERMS THAT APPEAR IN BOLD FACE TYPE HAVE SPECIAL MEANING. PLEASE REFER TO THE APPROPRIATE DEFINITIONS SECTIONS OF THIS POLICY.

Policy Number:     G24223450 001

Renewal of:

Item A.

       Parent Company:

 York River Electric, Inc.

       Principal Address:

 108 Production Drive

 Yorktown, VA 23693

1

Item B.

       Policy Period:

 From 08/20/2011 to 08/20/2012

       12:01 a.m. local time at the Principal Address shown in Item A.

Item C.

        Coverage Section(s):

       EMPLOYMENT PRACTICES

1. Limit of Liability

    a. $1,000,000 aggregate for all Loss, subject to 1b and 1c immediately below,

    b. $1,000,000 additional aggregate for all Costs, Charges and Expenses, subject to 1c immediately below,

    c. $2,000,000 maximum aggregate for this Coverage Section.

2. Retention:

$10,000 each Employment Practices Claim

$10,000 each Third Party Claim

3. Continuity Date:

08/20/2008

4 Third Party Coverage

X  Yes

No

DIRECTORS & OFFICERS AND COMPANY

1. Limit of Liability

    a. $1,000,000 aggregate for all Loss, subject to 1b and 1c immediately below,

    b. $1,000,000 additional aggregate for all Loss under Insuring Clause A1, subject to 1c immediately below,

    c. $2,000,000 maximum aggregate for this Coverage Section.

2. Retention:

$0 each Claim under Insuring Clause 1

$10,000 each Claim under Insuring Clause 2

$10,000 each Claim under Insuring Clause 3

3. Continuity Date:

08/20/2008

2

FIDUCIARY

1. Limit of Liability    $1,000,000 maximum aggregate for this Coverage Section

2. Retention:

$0 each Claim

3. Continuity Date:

08/20/2008

CRIME

1. Limit of Liability

$1,000,000 maximum aggregate for this Coverage Section

2 Deductibles:

each Single Loss

each Single Loss for Employees Benefit Plan Coverage

3 Employee Benefit Plan Coverage         __Yes     __No

Item D.

Premium: $8,323

Total Amount Due: $8,323

Item E.

Discovery Period

1. One (1) year

 @100.00% of the premium

2. Two (2) years

 @125.00% of the premium

3. Three (3) years

 @150.00% of the premium

As provided in subsection H of the General Terms and Conditions, only one of the above Discovery Period options may be elected and purchased.

Item F.

Run-Off Period

3

1. One (1) year

@110.00% of the premium

2. Two (2) years

@112.00% of the premium

3. Three (3) years

@115.00% of the premium

4. Four (4) Years

@120.00% of the premium

5. Five (5) Years

@122.00% of the premium

6. Six (6) Years

@125.00% of the premium

As provided in subsection I of the General Terms and Conditions, only one of the above Run-Off Period options may be elected and purchased.

Item G.

Notice under this Policy shall be given to:

A. Notice of Claim or Wrongful Act

PO Box 5119

Scranton, PA 18505-0549

First Notices Fax:

215.640.5040 or 1.877.746.4671

General Correspondence Fax:

1.866.635.5688

First Notices Email:

WSGPROFRISKCLAIMS@ACEGROUP.COM

B. All Other Notices:

Professional Risk Division

ACE Westchester Specialty Group

500 Colonial Center Parkway Suite 200

Roswell, GA 30076

Item H.

Forms attached at Policy issuance:

   CC-1K11g (01/11) - Signatures

   PF-15191 (12-08) - ACE EXPRESS Private Company Management Indemnity Package -General Terms and Conditions

   PF-15192 (12-08) - ACE EXPRESS Private Company Management Indemnity Package -Employment Practices Coverage Section

 PF-15193 (12-08) - ACE EXPRESS Private Company Management Indemnity Package -Directors and Officers Coverage Section

4

   PF-15194 (12-08) - ACE EXPRESS Private Company Management Indemnity Policy -Fiduciary Coverage Section

   PF-15026c (01-08) - Cap On Losses From Certified Acts of Terrorism

   PF-23278 (11-07) - Professional Securities Exclusion - Contractor Or Construction Manager (Securities Holder Carve-Out)

   PF-25696 (10/09) - Definition Of Wrongful Act Amended Pension Protection Act of 2006

PF-28393 (03/11) - Settlement And Defense Clause Amended Waiver of Retention

PF-28394 (03/11) - Definition of Director and Officer Amended Managers of Limited Liability Companies

   PF-28420 (05/11) - Difference in Conditions Endorsement

   PF-30321 (08/10) - Amendatory Endorsement - Virginia

   PF-31211 (11/10) - Special Event - Workplace Incident - EPL

   PF-31213 (11/10) - Special Event Management Coverage - D&O

   PF-31214 (11/10) - General Terms and Conditions Miscellaneous Amendments

   PF-31215 (11/10) - Fiduciary Miscellaneous Amendments

   PF-31216 (11/10) - Employment Practices Miscellaneous Amendments

   PF-31217 (11/10) - Directors and Officers and Company Miscellaneous Amendments

PF-31218 (11/10) - EPL Coverage Section Amended to Include Wage and Hour Claims

   Costs, Charges and Expenses Sublimit Coverage Only

   TRIA12b (01-08) - Disclosure Pursuant To Terrorism Risk Insurance Act

   All-20887 (10-06) - ACE Producer Compensation Practices & Policies

   All-21101 (11-06) - Trade or Economic Sanctions Endorsement

   All-7X47a (02-06) - Important Information

   ILP 001 01 04 - U.S. Treasury Departments' Office of Foreign Assets Control ("OFAC") Advisory Notice to Policyholders

IN WITNESS WHEREOF, the Insurer has caused this Policy to be signed by its President and Secretary, and countersigned by a duly authorized representative of the Insurer.

DATE: 08/20/2011

Authorized Representative

5

SIGNATURES

Named Insured:  York River Electric, Inc.

Endorsement Number

Policy Symbol:   DON

Policy Number:   G24223450 001

Policy Period:   08/20/2011 to 08/20/2012

Effective Date of Endorsement:   08/20/2011

Issued By (Name of Insurance Company):   Westchester Fire Insurance Company

THE ONLY SIGNATURES APPLICABLE TO THIS POLICY ARE THOSE REPRESENTING THE COMPANY NAMED ON THE FIRST PAGE OF THE DECLARATIONS.

By signing and delivering the policy to you, we state that it is a valid contract.

INDEMNITY INSURANCE COMPANY OF NORTH AMERICA (A stock company)

BANKERS STANDARD FIRE AND MARINE COMPANY (A stock company)

BANKERS STANDARD INSURANCE COMPANY (A stock company)

ACE AMERICAN INSURANCE COMPANY (A stock company)

ACE PROPERTY AND CASUALTY INSURANCE COMPANY (A stock company)

INSURANCE COMPANY OF NORTH AMERICA (A stock company)

PACIFIC EMPLOYERS INSURANCE COMPANY (A stock company)

ACE FIRE UNDERWRITERS INSURANCE COMPANY (A stock company)

WESTCHESTER FIRE INSURANCE COMPANY (A stock company)

436 Walnut Street, P.O. Box 1000, Philadelphia, Pennsylvania 19106-3703

/s/Carmine A Giganti,

/s/John J. Lupica

    Secretary

President

Authorized Representative

6

ACE EXPRESS Private Company

Management Indemnity Package

General Terms and Conditions

In consideration of the payment of premium, in reliance on the Application and subject to the Declarations, and terms and conditions of this Policy, the Insurer and the Insureds agree as follows:

A. SEVERABILITY OF GENERAL TERMS AND CONDITIONS

These General Terms and Conditions apply to each and every Coverage Section of this Policy. The terms and conditions of each Coverage Section apply only to that Coverage Section and shall not be construed to apply to any other Coverage Section.

B. DEFINITIONS

Whenever used in this Policy, the terms that appear below in boldface type shall have the meanings set forth in this Definitions subsection of the General Terms and Conditions. However, if a term also appears in boldface type in a particular Coverage Section and is defined in that Coverage Section, that definition shall apply for purposes of that particular Coverage Section. Terms that appear in boldface in the General Terms and Conditions but are not defined in this Definitions subsection and are defined in other Coverage Sections of the Policy shall have the meanings ascribed to them in those Coverage Sections.

1. Application means all applications, including any attachments thereto, and all other information and materials submitted by or on behalf of the Insureds to the Insurer in connection with the Insurer underwriting this Policy or any policy with an inception date within thirty-six months prior to the inception date of this Policy, of which this Policy is a renewal or replacement. All such applications, attachments, information, materials and documents are deemed attached to and incorporated into this Policy.

2. Company means:

a) the Parent Company; and

b) any Subsidiary,

and includes any such organization as a debtor-in-possession or the bankruptcy estate of such entity under United States bankruptcy law or an equivalent status under the law of any other jurisdiction.

7

3. Discovery Period means one of the periods described in Item E of the Declarations which is elected and purchased pursuant to subsection H below.

4. Domestic Partner means any natural person qualifying as a domestic partner under the provisions of any applicable federal, state or local law or under the provisions of any formal program established by the Company.

5. Extended Period means the Discovery Period or the Run-Off Period, if such provision is elected and purchased pursuant to subsections H or I, respectively, below.

6. Insurer means the insurance company providing this insurance.

7. Parent Company means the entity first named in Item A of the Declarations.

8. Policy means, collectively, the Declarations, the Application, this policy form and any endorsements.

9. Policy Period means the period from the effective date and hour of the inception of this Policy to the Policy expiration date and hour as set forth in Item B of the Declarations, or its earlier cancellation date and hour, if any.

10. Run-Off Period means one of the periods described in Item F of the Declarations, which is elected and purchased pursuant to subsection I below.

11. Subsidiary means:

a)  any entity of which the Parent Company owns more than 50% of the outstanding securities representing the present right to vote for the election of such entity's directors or managers, or has the right, pursuant to written contract or the by-laws, charter, operating agreement or similar documents of the Company, to elect, appoint or designate a majority of the board of directors or managers, directly or indirectly, if such entity:

(i)

was so owned on or prior to the inception date of this Policy; or

(ii)

 becomes so owned after the inception date of this Policy; and

b) any joint venture entity in which the Parent Company, or an entity described in a) above, has an exact fifty percent (50%) ownership of the interests of such joint venture entity and where, pursuant to a written joint venture agreement, the Parent Company or entity described in a) above solely controls the management and operations of such joint venture entity.

8

12. Takeover means:

a) the acquisition by any person or entity of all or substantially all of the Parent Company’s assets, or of more than 50% of the outstanding securities of the Parent Company representing the present right to vote for the election of directors; or

b) the merger or consolidation of the Parent Company into another entity such that the Parent Company is not the surviving entity.

All definitions shall apply equally to the singular and plural forms of the respective words.

C. LIMITS OF LIABILITY, RETENTIONS AND DEDUCTIBLES

1. The Limits of Liability, Retentions and Deductibles for each Coverage Section are separate Limits of Liability, Retentions and Deductibles pertaining only to the Coverage Section for which they are shown. The application of a Retention or Deductible to Loss under one Coverage Section shall not reduce the Retention or Deductible under any other Coverage Section, and no reduction in the Limit of Liability applicable to one Coverage Section shall reduce the Limit of Liability under any other Coverage Section.

2. In the event that any Claim is covered, in whole or in part, under two or more Insuring Clauses or more than one Coverage Section, the total applicable Retention or Deductible shall not exceed the single largest applicable Retention or Deductible. The largest applicable Retention or Deductible shall apply only once to such Claim.

D. WARRANTY AND NON-RESCINDABILITY

It is warranted that the particulars and statements contained in the Application are the basis of this Policy and are to be considered as incorporated into and constituting a part of this Policy and each Coverage Section. By acceptance of this Policy, the Insureds agree that the statements in the Application are their representations, that such representations shall be deemed material to the acceptance of the risk or the hazard assumed by Insurer under this Policy, and that this Policy and each Coverage Section are issued in reliance upon the truth of such representations.

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This Policy and any Coverage Sections shall not be rescinded by the Insurer in whole or in part for any reason.

E. CANCELLATION

1. By acceptance of this Policy, the Insureds hereby confer to the Parent Company the exclusive power and authority to cancel this Policy on their behalf. The Parent Company may cancel this Policy in its entirety or any of the applicable Coverage Sections individually by surrender thereof to the Insurer, or by mailing written notice to the Insurer stating when thereafter such cancellation shall be effective. The mailing of such notice shall be sufficient notice and the effective date of cancellation shall be the date the Insurer received such notice or any later date specified in the notice, and such effective date shall become the end of the Policy Period or applicable Coverage Section. Delivery of such written notice shall be equivalent to mailing.

2. This Policy may be cancelled by the Insurer only for nonpayment of premium, by mailing written notice to the Parent Company stating when such cancellation shall be effective, such date to be not less than thirty (30) days from the date of the written notice. The mailing of such notice shall be sufficient notice and the effective date of cancellation stated in the notice shall become the end of the Policy Period. Delivery of such written notice by the Insurer shall be equivalent to mailing. If the foregoing notice period is in conflict with any governing law or regulation, then the notice period shall be deemed to be the minimum notice period permitted under the governing law or regulation.

3. If this Policy or any Coverage Section is cancelled, the Insurer shall retain the pro rata proportion of the premium therefore. Payment or tender of any unearned premium by Insurer shall not be a condition precedent to the effectiveness of cancellation.

F. ESTATES, LEGAL REPRESENTATIVES, AND SPOUSES

The estates, heirs, legal representatives, assigns, spouses and Domestic Partners of natural persons who are Insureds shall be considered Insureds under this Policy; provided, however, coverage is afforded to such estates, heirs, legal representatives, assigns, spouses and Domestic Partners only for a Claim arising solely out of their status as such and, in the case of a spouse or Domestic Partner, where the Claim seeks damages from marital community property, jointly held property or property transferred from the natural person who is an Insured to the spouse or Domestic

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Partner. No coverage is provided for any Wrongful Act of an estate, heir, legal representative, assign, spouse or Domestic Partner. All of the terms and conditions of this Policy including, without limitation, the Retentions and Deductibles applicable to Loss incurred by natural persons who are Insureds shall also apply to Loss incurred by such estates, heirs, legal representatives, assigns, spouses and Domestic Partners.

G. AUTHORIZATION CLAUSE

By acceptance of this Policy, the Parent Company agrees to act on behalf of all Insureds, and the Insureds agree that the Parent Company will act on their behalf, with respect to the giving of all notices to Insurer, the receiving of notices from Insurer, the agreement to and acceptance of endorsements, the payment of the premium and the receipt of any return premium.

H. DISCOVERY PERIOD

1. If this Policy or any Coverage Section is cancelled or is not renewed by the Insurer, for reasons other than non-payment of premium or if the Parent Company elects to cancel or not to renew this Policy or a Coverage Section, then the Parent Company shall have the right, upon payment of an additional premium calculated at that percentage shown in Item E of the Declarations of the total premium for this Policy, or the total premium for the cancelled or not renewed Coverage Section, whichever is applicable, to purchase an extension of the coverage granted by this Policy or the applicable cancelled or not renewed Coverage Section with respect to any Claim first made during the period of time set forth in Item E of the Declarations after the effective date of such cancellation or, in the event of a refusal to renew, after the Policy expiration date, but only with respect to any Wrongful Act committed before such date. The Parent Company shall have the right to elect only one of the Discovery Periods set forth in Item E of the Declarations.

2. As a condition precedent to the right to purchase the Discovery Period set forth in subsection H1 above, the total premium for the Policy must have been paid. Such right to purchase the Discovery Period shall terminate unless written notice, together with full payment of the premium for the Discovery Period, is received by Insurer within 30 days after the effective date of cancellation, or, in the event of a refusal to renew, within 30 days after the Policy expiration date. If such notice and premium payment is not so given to Insurer, there shall be no right to purchase the Discovery Period.

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3. In the event of the purchase of the Discovery Period, the entire premium therefore shall be deemed earned at the commencement of the Discovery Period.

4. The exercise of the Discovery Period shall not in any way increase or reinstate the limit of Insurer's liability under any Coverage Section.

I. RUN-OFF COVERAGE AND TERMINATION OF A SUBSIDIARY

   1. In the event of a Takeover:

a) The Parent Company shall have the right, upon payment of an additional premium calculated at the percentage of the total premium for this Policy set forth in Item F of the Declarations, to an extension of the coverage granted by this Policy with respect to any Claim first made during the Run-Off Period, as set forth in Item F of the Declarations, but only with respect to any Wrongful Act committed before the effective date of the Takeover (herein defined as Run-Off Coverage”); provided, however, such additional premium shall be reduced by the amount of the unearned premium from the date of the Takeover or the date of notice of the election of the Run-Off Coverage, whichever is later, through the expiration date set forth in Item B of the Declarations.

b) The Parent Company shall have the right to elect only one of the periods designated in Item F of the Declarations. The election must be made prior to the expiration of the Policy Period. The right to purchase a Run-Off Period shall terminate on the expiration of the Policy Period.

c) If a Run-off Period is elected and purchased:

(i) Subsection E, above, is deleted in its entirety and neither the Insureds nor the Insurer may cancel this Policy or any Coverage Section thereof;

(ii) Subsection H, above, is deleted in its entirety; and

(iii) the maximum aggregate Limit of Liability of the Insurer for each Coverage Section purchased and set forth on the Declarations shall be twice the otherwise applicable maximum aggregate Limit of Liability set forth in Item C of the Declarations for such Coverage Section; provided, however, the maximum aggregate Limit of Liability of the Insurer in connection with any one Claim shall be amount originally shown as the maximum aggregate Limit of Liability for each Coverage Section purchased and set forth on the Declaration.

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2. If before or during the Policy Period an organization ceases to be a Subsidiary, coverage with respect to the Subsidiary and its natural person Insureds shall continue until termination of this Policy. Such coverage continuation shall apply only with respect to Claims for Wrongful Acts, or Employment Practices Wrongful Acts, taking place prior to the date such organization ceased to be a Subsidiary.

J. ALTERNATIVE DISPUTE RESOLUTION

The Insureds and the Insurer shall submit any dispute or controversy arising out of or relating to this Policy or the breach, termination or invalidity thereof to the alternative dispute resolution (“ADR”) process described in this subsection. Either an Insured or the Insurer may elect the type of ADR process discussed below; provided, however, that the Insured shall have the right to reject the choice by the Insurer of the type of ADR process at any time prior to its commencement, in which case the choice by the Insured of ADR process shall control.

There shall be two choices of ADR process: (1) non-binding mediation administered by any mediation facility to which the Insurer and the Insured mutually agree, in which the Insured and the Insurer shall try in good faith to settle the dispute by mediation in accordance with the then-prevailing commercial mediation rules of the mediation facility; or (2) arbitration submitted to any arbitration facility to which the Insured and the Insurer mutually agree, in which the arbitration panel shall consist of three disinterested individuals. In either mediation or arbitration, the mediator or arbitrators shall have knowledge of the legal, corporate management, and insurance issues relevant to the matters in dispute. In the event of arbitration, the decision of the arbitrators shall be final and binding and provided to both parties, and the award of the arbitrators shall not include attorneys’ fees or other costs. In the event of mediation, either party shall have the right to commence arbitration in accordance with this section; provided, however, that no such arbitration shall be commenced until at least 60 days after the date the mediation shall be deemed concluded or terminated. In all events, each party shall share equally the expenses of the ADR process.

Either ADR process may be commenced in New York, New York or in the state indicated in Item A of the Declarations as the principal address of the Parent Company. The Parent Company shall act on behalf of each and every Insured in connection with any ADR process under this section.

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K. TERRITORY

Coverage under this Policy shall extend to Wrongful Acts taking place or Claims made anywhere in the world.

L. ASSISTANCE, COOPERATION AND SUBROGATION

The Insureds agree to provide Insurer with such information, assistance and cooperation as Insurer reasonably may request, and they further agree that they shall not take any action which in any way increases Insurer's exposure under this Policy. In the event of any payments under this Policy, Insurer shall be subrogated to the extent of such payment to all of the Insureds' rights of recovery against any person or entity. The Insureds shall execute all papers required and shall do everything that may be necessary to secure and preserve such rights, including the execution of such documents as are necessary to enable Insurer effectively to bring suit or otherwise pursue subrogation in the name of the Insureds, and shall provide all other assistance and cooperation which Insurer may reasonably require.

M. ACTION AGAINST INSURER, ALTERATION AND ASSIGNMENT

Except as provided in subsection J above, Alternative Dispute Resolution, no action shall lie against Insurer unless, as a condition precedent thereto, there shall have been compliance with all of the terms of this Policy. No person or organization shall have any right under this Policy to join Insurer as a party to any action against the Insureds to determine their liability, nor shall Insurer be impleaded by the Insureds or their legal representative. No change in, modification of, or assignment of interest under this Policy shall be effective except when made by a written endorsement to this Policy which is signed by an authorized representative of the Insurer.

N. BANKRUPTCY

Bankruptcy or insolvency of any Insured or of the estate of any Insured shall not relieve the Insurer of its obligations nor deprive the Insurer of its rights or defenses under this Policy. The insurance provided by this Policy is intended as a matter of priority to protect and benefit the natural person Insureds such that, in the event of bankruptcy of the Company, the Insurer shall first pay Loss covered under Insuring Clause A.1 of the Directors & Officers and Company Coverage Section, and under the Employment Practices Coverage Section for which the Company is not permitted or required to indemnify the natural person Insured, prior to paying Loss under any other Insuring Clause.

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If a liquidation or reorganization proceeding is commenced by the Parent Company or any other Company (whether voluntary or involuntary) under Title 11 of the United States Code (as amended), or any similar state, local or foreign law (collectively, “Bankruptcy Law”) then, in regard to a covered Claim under this Policy, the Insureds hereby waive and release any automatic stay or injunction (“Stay”) to the extent such Stay may apply to the proceeds of this Policy under such Bankruptcy Law, and agree not to oppose or object to any efforts by the Insurer or any Insured to obtain relief from the Stay applicable to the proceeds of this Policy as a result of such Bankruptcy Law.

O. ENTIRE AGREEMENT

By acceptance of this Policy, the Insureds agree that this Policy embodies all agreements existing between them and Insurer or any of their agents relating to this insurance. Notice to any agent or knowledge possessed by any agent or other person acting on behalf of Insurer shall not affect a waiver or a change in any part of this Policy or estop Insurer from asserting any right under the terms of this Policy or otherwise, nor shall the terms be deemed waived or changed except by written endorsement or rider issued by Insurer to form part of this Policy.

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ACE EXPRESS Private Company

Management Indemnity Package

Employment Practices

Coverage Section

In consideration of the payment of premium, in reliance on the Application and subject to the Declarations, and terms and conditions of this Policy, the Insurer and the Insureds agree as follows.

    A. INSURING CLAUSES

1. Employee Insuring Clause

Insurer shall pay the Loss of the Insureds which the Insureds have become legally obligated to pay by reason of an Employment Practices Claim first made against the Insureds during the Policy Period or, if elected, the Extended Period, and reported to the Insurer pursuant to subsection E1 herein, for an Employment Practices Wrongful Act taking place prior to the end of the Policy Period.

2. Third Party Insuring Clause

In the event Third Party Coverage is affirmatively designated in Item C of the Declarations relating to this Coverage Section, the Insurer shall pay the Loss of the Insureds which the Insureds have become legally obligated to pay by reason of a Third Party Claim first made against the Insureds during the Policy Period or, if elected, the Extended Period, and reported to the Insurer pursuant to subsection E1 herein, for a Third Party Wrongful Act taking place prior to the end of the Policy Period.

    B. DEFINITIONS

1. Claim means any:

a) Employment Practices Claim; or

b) Third Party Claim.

2. Continuity Date means the Continuity Date set forth in Item C of the Declarations relating to this Coverage Section.

3. Costs, Charges and Expenses means reasonable and necessary legal costs, charges, fees and expenses incurred by the Insurer, or by any Insured with the

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Insurer’s consent, in defending Claims and the premium for appeal, attachment or similar bonds arising out of covered judgments, but with no obligation to furnish such bonds and only for the amount of such judgment that is up to the applicable Limit of Liability. Costs, Charges and Expenses do not include salaries, wages, fees, overhead or benefit expenses of or associated with officers or employees of the Company.

4. Employee means any person who was, now is or shall become:

a) a full-time or part-time employee of the Company, including voluntary, seasonal, and temporary employees;

b) any individual who applies for employment with the Company; and

c) any natural person who is a leased employee or is contracted to perform work for the Company, or is an independent contractor for the Company, but only to the extent such individual performs work or services for or on behalf of the Company.

5. Employment Practices Claim means:

a) a written demand against an Insured for damages or other relief;

b) a civil, judicial, administrative, regulatory or arbitration proceeding against an Insured seeking damages or other relief, commenced by the service of a complaint or similar pleading, including any appeal therefrom;

c) a civil proceeding against an Insured before the Equal Employment Opportunity Commission or any similar federal, state or local governmental body, commenced by the filing of a notice of charges, investigative order or similar document;

d) a criminal proceeding brought for an Employment Practices Wrongful Act against any Insured, commenced by a return of an indictment or similar document, or receipt or filing of a notice of charges;

e) a civil, criminal, administrative or regulatory investigation commenced by:

(i) the service upon or other receipt by any natural person Insured of a written notice, investigative order, or subpoena; or

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(ii) the service upon or other receipt by any Company of a written notice or investigative order; from the investigating authority identifying such natural person Insured as an individual, or such Company as an entity, respectively, against whom a proceeding described in paragraphs b, c or d immediately above may be commenced; or

f) a written request of the Insured to toll or waive a statute of limitations relating to a Claim described in paragraphs a through e immediately above; brought by or on behalf of an Employee in their capacity as such. Employment Practices Claim does not include a labor or grievance proceeding, which is pursuant to a collective bargaining agreement.

6. Employment Practices Wrongful Act means any actual or alleged:

a)  violation of any common or statutory federal, state, or local law prohibiting any kind of employment related discrimination;

b) harassment, including any type of sexual or gender harassment as well as racial, religious, sexual orientation, pregnancy, disability, age, or national origin-based harassment, or unlawful workplace harassment, including workplace harassment by any non-employee;

c) abusive or hostile work environment;

d) wrongful discharge or termination of employment, whether actual or constructive;

e) breach of an actual or implied employment contract;

f) wrongful deprivation of a career opportunity, wrongful failure or refusal to employ, promote, or grant tenure, or wrongful demotion;

g) employment-related defamation, libel, slander, disparagement, false imprisonment, misrepresentation, malicious prosecution, or invasion of privacy, or the giving of negative or defamatory statements in connection with an Employee reference;

h) wrongful failure or refusal to adopt or enforce workplace or employment practices, policies or procedures;

i) wrongful discipline;

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j) employment-related wrongful infliction of emotional distress, mental anguish, or humiliation;

k) Retaliation;

l) negligent evaluation; or

m) negligent hiring, supervision, retention or training of others, but only if employment-related and claimed by or on behalf of any Employee and only if committed or allegedly committed by any of the Insureds in their capacity as such.

7. Insured Persons means all persons who were, now are or shall become:

a) a director or officer of the Company;

b) any Employee; and

c) the functional equivalent of a director, officer or Employee in the event the Company is incorporated or domiciled outside the United States.

8. Insureds means the Company and any Insured Persons.

9. Interrelated Wrongful Acts means all Wrongful Acts that have as a common nexus any fact, circumstance, situation, event, transaction, cause or series of facts, circumstances, situations, events, transactions or causes.

10. Loss means the damages, judgments, settlements, front pay and back pay, pre-judgment or post-judgment interest awarded by a court, and Costs, Charges and Expenses incurred by any of the Insureds. Loss does not include:

a) taxes, fines or penalties;

b) matters uninsurable under the laws pursuant to which this Policy is construed;

c) punitive or exemplary damages, liquidated damages awarded by a court pursuant to a violation of the Equal Pay Act, the Age Discrimination in Employment Act or the Family Medical Leave Act, all as amended, or any rules or regulations promulgated thereunder, or similar provisions of any common or statutory federal, state or local law, or the multiple portion of any multiplied damage award, except to the extent that such punitive, exemplary, or liquidated damages or the multiple portion of any multiplied

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damage award are insurable under the internal laws of any jurisdiction which most favors coverage for such damages and which has a substantial relationship to the Insureds, Insurer, this Policy or the Claim giving rise to such damages;

d) the cost of any remedial, preventative or other non-monetary relief, including without limitation any costs associated with compliance with any such relief of any kind or nature imposed by any judgment, settlement or governmental authority;

e) amounts owed under any employment contract, partnership, stock or other ownership agreement, or any other type of contract;

f) disability, social security, workers compensation, medical insurance, retirement or pension benefit payments, or settlement amounts representing benefit payments;

g) the costs to modify or adapt any building or property to be accessible or accommodating, or to be more accessible or accommodating, to any disabled person;

h) any amount owed as wages to any Employee, other than front pay or back pay; or

i) any amount for which the Insured is not financially liable or legally obligated to pay.

11. Retaliation means any actual or alleged response of any of the Insureds to:

a) the disclosure or threat of disclosure by an Employee to a superior or to any governmental agency of any act by any of the Insureds where such act is alleged to be a violation of any federal, state local or foreign law, whether common or statutory, or any rule or regulation promulgated thereunder;

b) the actual or attempted exercise by an Employee of any right that such Employee has under law, including rights under any worker's compensation law, the Family and Medical Leave Act, the Americans with Disabilities Act or any other law relating to employee rights;

c) the filing of any claim under the Federal False Claims Act or any similar federal, state, local or foreign "whistleblower" law or “whistleblower” provision of any law;

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d) any legally-protected Employee work stoppage or slowdown; or

e) an Employee assisting, cooperating or testifying in any proceeding or investigation into whether an Insured violated any federal, state, local or foreign law, common or statutory, or any rule or regulation promulgated thereunder.

12. Third Party means any natural person who is a customer, vendor, service provider, client, or other business invitee of the Company, or any other natural person or group of natural persons, provided, however, Third Party shall not include any Employee.

13. Third Party Claim means:

a) any written demand for damages or other relief against an Insured;

b) a civil judicial, administrative or arbitration proceeding against an Insured seeking damages or other relief, including any appeal therefrom; or

c) a criminal proceeding brought for an Employment Practices Wrongful Act in a court outside of the United States against any Insured, commenced by a return of an indictment or similar document, or receipt or filing of a notice of charges; brought by or on behalf of a Third Party in their capacity as such.

14. Third Party Wrongful Act means any actual or alleged:

a) harassment of a Third Party , including but not limited to any type of sexual or gender harassment as well as racial, religious, sexual orientation, pregnancy, disability, age, or national origin-based harassment; or

b) discrimination against a Third Party, including but not limited to any such discrimination on account of race, color, religion, age, disability or national origin.

15. Wrongful Act means:

a) Employment Practices Wrongful Act; or

b) Third Party Wrongful Act.

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    C. EXCLUSIONS

Insurer shall not be liable for Loss under this Coverage Section on account of any Claim:

1. for actual or alleged bodily injury, sickness, disease or death of any person, or damage to or destruction of any tangible or intangible property including loss of use thereof, whether or not such property is physically injured; provided, however, this exclusion shall not apply to mental anguish, emotional distress or humiliation;

2. alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

a) any Wrongful Act, fact circumstance or situation which has been the subject of any written notice given under any other policy of which this Policy is a renewal or replacement or which it succeeds in time; or

b) any other Wrongful Act whenever occurring which, together with a Wrongful Act which has been the subject of such notice, would constitute Interrelated Wrongful Acts;

3. alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

a) the actual, alleged or threatened discharge, dispersal, release, escape, seepage, migration or disposal of Pollutants; or

b) any direction or request that any Insured test for, monitor, clean up, remove, contain, treat, detoxify or neutralize Pollutants, or any voluntary decision to do so;

 including without limitation any such Claim by or on behalf of the Company, its securities holders or creditors based upon, arising out of, or attributable to the matters described in this exclusion. Provided, however, this exclusion shall not apply to that part of any Claim under this Coverage Section where such Claim is for Retaliation, or, except as to Clean Up Costs, to any Non-Indemnifiable Loss of an Insured Person or Loss of an Insured Person for which the Company does not indemnify such Insured Person because of either the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take

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control of, supervise, manage or liquidate the Company, or because of the Company becoming a debtor-in-possession.

For purposes of this exclusion:

Clean Up Costs means expenses, including but not limited to legal and professional fees, incurred in testing for, monitoring, cleaning up, removing, containing, treating, neutralizing, detoxifying or assessing the effects of Pollutants;

Non-Indemnifiable Loss means Loss for which a Company has not indemnified, and is not permitted or required to indemnify, an Insured Person pursuant to law or contract or the charter, bylaws, operating agreement or similar documents of a Company;

Pollutants means any substance exhibiting any hazardous characteristics as defined by, or identified on, a list of hazardous substances issued by the United States Environmental Protection Agency or any federal, state, county, municipal or local counterpart thereof or any foreign equivalent. Such substances shall include, without limitation, solids, liquids, gaseous, biological, bacterial or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials (including materials to be reconditioned, recycled or reclaimed). Pollutants shall also mean any other air emission or particulate, odor, waste water, oil or oil products, infectious or medical waste, asbestos or asbestos products, noise, fungus (including mold or mildew and any mycotoxins, spores, scents or byproducts produced or released by fungi, but does not include any fungi intended by the Insured for consumption) and electric or magnetic or electromagnetic field;

4. alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving: (i) improper payroll deductions, unpaid wages, misclassification of exempt or nonexempt employee status, compensation earned by or due to the claimant but not paid by the Insured (including but not limited to commission, vacation and sick days, retirement benefits, and severance pay), overtime pay for hours actually worked or labor actually performed by any Employee of a Company, or any violation of any federal, state, local or foreign statutory law or common law that governs the same topic or subject, or any rules, regulations or amendments thereto; or

(ii) any violation of the responsibilities, obligations or duties imposed by the Fair Labor Standards Act (except the Equal Pay Act), as amended, or any rules or regulations promulgated thereunder, or similar provisions of any common or statutory federal, state, local or foreign law. Provided, however, this exclusion does not apply to any back pay or front pay allegedly due as the result of discrimination, or that part of any such Claim alleging Retaliation;

5. for any actual or alleged violation of the responsibilities, obligations or duties imposed by the Employee Retirement Income Security Act of 1974, the National Labor Relations Act, the Worker Adjustment and Retraining Notification Act, the Consolidated Omnibus Budget Reconciliation Act of 1985, the Occupational Safety and Health Act, all as amended, or any rules or regulations promulgated thereunder, or similar provisions of any common or statutory federal, state or local law. Provided, however, this exclusion does not apply to that part of any such Claim alleging violations of the Equal Pay Act or Retaliation;

6. alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving any deliberately fraudulent or criminal act; provided, however this exclusion shall not apply unless and until there is a final judgment against such Insured as to such conduct. If such excluded conduct is established through a final judgment, the Insured shall reimburse the Insurer for any Costs, Charges and Expenses;

7. alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving any Wrongful Act actually or allegedly committed subsequent to a Takeover;

8. alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

a) any prior or pending litigation or administrative or regulatory proceeding, demand letter or formal or informal governmental investigation or inquiry, including without limitation any investigation by the U.S. Department of Labor or the U.S. Equal Employment Opportunity Commission, filed or pending on or before the Continuity Date; or

b) any fact, circumstance, situation, transaction or event underlying or alleged in such litigation or administrative or regulatory proceeding, demand letter or formal or informal governmental investigation or inquiry, including any investigation by the U.S. Department of Labor or the U.S. Equal Employment Opportunity Commission;

9. alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving any Wrongful Act, fact, circumstance, or situation which any of the Insured Persons who were, now are, or shall be directors, officers, managers or supervisory employees, had knowledge of prior to the Continuity Date where such Insured Persons had reason to believe at the time that such known Wrongful Act could reasonably be expected to give rise to such Claim;

10. alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving, any actual or alleged responsibility, obligation or duty of any Insured pursuant to any workers compensation, unemployment insurance, social security, disability benefits or pension benefits or similar law; provided, however, this exclusion shall not apply to that part of any such Claim alleging Retaliation; or

11. for that portion of Loss which is covered under any other Coverage Section of this Policy.

No Wrongful Act of one or more Insureds shall be imputed to any other Insureds for the purpose of determining the applicability of any of the above exclusions.

    D. LIMIT OF LIABILITY AND RETENTIONS

1. The liability of the Insurer shall apply only to that part of Loss which is excess of the Retention amount applicable to this Coverage Section, as shown in Item C of the Declarations. Such Retention shall be borne uninsured by the Insureds and at their own risk. If different parts of a single Claim are subject to different applicable Retentions under this Coverage Section, the applicable Retentions will be applied separately to each part of such Loss, but the sum of such Retentions shall not exceed the largest applicable Retention.

2. As shown in Item C1 of the Declarations relating to this Coverage Section, the following Limits of Liability of the Insurer shall apply:

a) The amount set forth in Item C1a relating to this Coverage Section shall be the aggregate limit of liability for the payment of Loss, subject to additional payments for Costs, Charges and Expenses as further described in subsection b) immediately below.

b) The amount set forth in Item C1b relating to this Coverage Section shall be the aggregate limit of liability for the payment of Costs, Charges and

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Expenses in addition to the limit described in subsection a) immediately above; provided, all payments for Costs, Charges and Expenses under the additional limits described in this subsection b) shall be excess of the limit described in subsection a) above, and excess of any other available insurance that is specifically excess to this Policy. Such excess insurance must be completely and fully exhausted through the payment of loss, including but not limited to defense costs thereunder, before the Insurer shall have any obligations to make any payments under the additional limits described in this subsection b).

c) The amount set forth in Item C1c of the Declarations relating to this Coverage Section shall be the maximum aggregate limit of liability under this Coverage Section and the limit of liability set forth in C1a and C1b relating to this Coverage Section shall be a part of and not in addition to the maximum aggregate limit of liability set forth in Item C1c for this Coverage Section.

3. All Claims arising out of the same Wrongful Act and all Interrelated Wrongful Acts shall be deemed to be a single Claim, and such Claim shall be deemed to have been made at the earliest of the following times, regardless of whether such date is before or during the Policy Period:

a) the time at which the earliest Claim involving the same Wrongful Act or Interrelated Wrongful Acts is first made; or

b) the time at which the Claim involving the same Wrongful Act or Interrelated Wrongful Acts shall be deemed to have been made pursuant to subsection E2 below.

4. Payments of Loss by Insurer shall reduce the Limit(s) of Liability under this Coverage Section. Costs, Charges and Expenses are part of, and not in addition to, the Limit(s) of Liability, and payment of Costs, Charges and Expenses reduce the Limit(s) of Liability. If such Limit(s) of Liability are exhausted by payment of Loss, the obligations of the Insurer under this Coverage Section are completely fulfilled and extinguished.

    E. NOTIFICATION

1. The Insureds shall, as a condition precedent to their rights to payment under this Coverage Section only, give to Insurer written notice of any Claim made against the Insureds as soon as practicable after the Company’s general counsel, risk manager, human resources director, chief executive officer or chief financial officer (or equivalent positions) first becomes aware of such Claim, but in no event later than: (a) sixty (60) days after such individual first becomes aware of such Claim; or (b) the expiration of the Policy Period or Extended Period, if purchased, whichever is later.

2. If, during the Policy Period or the Discovery Period, any of the Insureds first becomes aware of facts or circumstances which may reasonably give rise to a future Claim covered under this Policy, and if the Insureds, during the Policy Period or the Discovery Period, if purchased, give written notice to Insurer as soon as practicable of:

a) a description of the Wrongful Act allegations anticipated;

b) the identity of the potential claimants;

c) the circumstances by which the Insureds first became aware of the Wrongful Act;

d) the identity of the Insureds allegedly involved;

e) the consequences which have resulted or may result; and

f) the nature of the potential monetary damages and non-monetary relief;

then any Claim made subsequently arising out of such Wrongful Act shall be deemed for the purposes of this Coverage Section to have been made at the time such written notice was received by the Insurer. No coverage is provided for fees, expenses and other costs incurred prior to the time such Wrongful Act results in a Claim.

3. Notice to Insurer shall be given to the address specified in Item G of the Declarations for this Policy.

F. SETTLEMENT AND DEFENSE

1. It shall be the duty of the Insurer and not the duty of the Insureds to defend any Claim. Such duty shall exist even if any of the allegations are groundless, false or fraudulent. The Insurer’s duty to defend any Claim shall cease when the Limits of Liability have been exhausted by the payment of Loss including Costs, Charges and Expenses.

2. The Insurer may make any investigation it deems necessary. and shall have the right to settle any Claim; provided, however, no settlement shall be made without the consent of the Parent Company, such consent not to be unreasonably withheld.

3. The Insureds agree not to settle or offer to settle any Claim, incur any Costs, Charges and Expenses or otherwise assume any contractual obligation or admit any liability with respect to any Claim without the prior written consent of the Insurer, such consent not to be unreasonably withheld. The Insurer shall not be liable for any settlement, Costs, Charges and Expenses, assumed obligation or admission to which it has not consented. The Insureds shall promptly send to the Insurer all settlement demands or offers received by any Insured from the claimant(s).

4. The Insureds agree to provide the Insurer with all information, assistance and cooperation which the Insurer reasonably requests and agree that, in the event of a Claim, the Insureds will do nothing that shall prejudice the position of the Insurer or its potential or actual rights of recovery.

5. If the Insurer recommends a settlement within the Policy Limit of Liability which is agreed to by the claimant (“Settlement Opportunity”), and:

a) the Insureds consent to such settlement within thirty (30) days of the date the Insureds are first made aware of the Settlement Opportunity; and

b) such consent occurs within the first ninety (90) days after the Claim is first reported; and

c) such Claim is reported within the first thirty (30) days after it is made, then, in the event the Claim settles as a result of such Settlement Opportunity, the Retention applicable to such Claim shall be waived, and any amounts paid by the Insureds towards the Retention shall be reimbursed by the Insurer.

    G. OTHER INSURANCE

1. For any Employment Practices Claim, if any Loss covered under this Coverage Section is covered under any other valid and collectible insurance, then this Policy shall be primary insurance; provided that with respect to that portion of an Employment Practice Claim made against any leased, temporary or independently contracted Employee, Loss, including Costs, Charges and Expenses, payable on behalf of such Employee under this Coverage Section will be specifically excess of and will not contribute with such other insurance, including but not limited to any such other insurance under which there is a duty to defend, unless such insurance is specifically stated to be in excess over the Limit of Liability of this Coverage Section.

2. For any Third Party Claim, if any Loss covered under this Coverage Section is covered under any other valid and collectable insurance, then this Policy shall be specifically excess of and will not contribute with such other insurance, including but not limited to any such other insurance under which there is a duty to defend, unless such other insurance is specifically stated to be excess over the Limit of Liability of this Coverage Section.

H. ALLOCATION

If a Claim includes both Loss that is covered under this Policy and loss that is not covered under this Policy, either because the Claim is made against both Insureds and others, or the Claim includes both covered allegations and allegations that are not covered, the Insureds and the Insurer shall allocate such amount between covered Loss (except for Costs, Charges and Expenses) and loss that is not covered based upon the relative legal and financial exposures and the relative benefits obtained by the parties. The Insurer shall not be liable under this Policy for the portion of such amount allocated to non-covered Loss.

29

ACE EXPRESS Private Company

Management Indemnity Package

Directors & Officers and Company

Coverage Section

In consideration of the payment of premium, in reliance on the Application and subject to the Declarations, and terms and conditions of this Policy, the Insurer and the Insureds agree as follows.

    A. INSURING CLAUSES

1. The Insurer shall pay the Loss of the Directors and Officers for which the Directors and Officers are not indemnified by the Company and which the Directors and Officers have become legally obligated to pay by reason of a Claim first made against the Directors and Officers during the Policy Period or, if elected, the Extended Period, and reported to the Insurer pursuant to subsection E1 herein, for any Wrongful Act taking place prior to the end of the Policy Period.

2. The Insurer shall pay the Loss of the Company for which the Company has indemnified the Directors and Officers and which the Directors and Officers have become legally obligated to pay by reason of a Claim first made against the Directors and Officers during the Policy Period or, if elected, the Extended Period, and reported to the Insurer pursuant to subsection E1 herein, for any Wrongful Act taking place prior to the end of the Policy Period.

3. The Insurer shall pay the Loss of the Company which the Company becomes legally obligated to pay by reason of a Claim first made against the Company during the Policy Period or, if applicable, the Extended Period, and reported to the Insurer pursuant to subsection E1 herein, for any Wrongful Act taking place prior to the end of the Policy Period.

    B. DEFINITIONS

1. Claim means:

a) a written demand against any Insured for monetary damages or non-monetary or injunctive relief;

b) a written demand by one or more of the securities holders of the Company upon the board of directors orthe management board of the Company to bring a civil proceeding against any of the Directors and Officers on behalf of the Company;

c) a civil proceeding against any Insured seeking monetary damages or non-monetary or injunctive relief, commenced by the service of a complaint or similar pleading;

d) a criminal proceeding against any Insured, commenced by a return of an indictment or similar document, or receipt or filing of a notice of charges;

e) an arbitration proceeding against any Insured seeking monetary damages or non-monetary or injunctive relief;

f) a civil, administrative or regulatory proceeding against any Insured commenced by the filing of a notice of charges or similar document;

g) a civil, criminal, administrative or regulatory investigation commenced by:

(i) the service upon or other receipt by any natural person Insured of a written notice, investigative order, or subpoena; or

(ii) the service upon or other receipt by any Company of a written notice or investigative order; from the investigating authority identifying such natural person Insured as an individual, or such Company as an entity, respectively, against whom a proceeding described in paragraphs c, d or f immediately above may be commenced; or

h) a written request of the Insured to toll or waive a statute of limitations relating to a Claim described in paragraphs a through g immediately above.

2. Continuity Date  means the date set forth in Item C of the Declarations relating to this Coverage Section.

3. Costs, Charges and Expenses means:

a) reasonable and necessary legal costs, charges, fees and expenses incurred by the Insurer, or by any Insured with the Insurer’s consent, in defending Claims and the premium for appeal, attachment or similar bonds arising out of covered judgments, but with no obligation to furnish such bonds and only for the amount of such judgment that is up to the applicable Limit of Liability; and

31

b) reasonable and necessary legal costs, charges, fees and expenses incurred by any of the Insureds in investigating a written demand, by one or more of the securities holders of the Company upon the board of directors or the management board of the Company, to bring a civil proceeding against any of the Directors and Officers on behalf of the Company.

Costs, Charges and Expenses do not include salaries, wages, fees, overhead or benefit expenses of or associated with officers or employees of the Company.

4. Directors and Officers means any person who was, now is, or shall become:

a) a duly elected or appointed director, officer, or similar executive of the Company, or any member of the management board of the Company;

b) a person who was, is or shall become a full-time or part-time employee of the Company; and

c) the functional equivalent of directors or officers of a Company incorporated or domiciled outside the United States of America.

5. Insureds mean the Company and the Directors and Officers.

6. Interrelated Wrongful Acts means all Wrongful Acts that have as a common nexus any fact, circumstance, situation, event, transaction, cause or series of facts, circumstances, situations, events, transactions or causes.

7. Loss means damages, judgments, settlements, pre-judgment or post-judgment interest awarded by a court, and Costs, Charges and Expenses incurred by Directors and Officers under Insuring Clauses 1 or 2, or the Company under Insuring Clause 3. Loss does not include:

a) taxes, fines or penalties;

b) matters uninsurable under the laws pursuant to which this Policy is construed;

c) punitive or exemplary damages, or the multiple portion of any multiplied damage award, except to the extent that such punitive or exemplary damages, or multiplied portion of any multiplied damage award are insurable under the internal laws of any jurisdiction which most favors coverage for such damages and which has a substantial relationship to the Insureds, Insurer, this Policy or the Claim giving rise to such damages;

d) the cost of any remedial, preventative or other non-monetary relief, including without limitation any costs associated with compliance with any such relief of any kind or nature imposed by any judgment, settlement or governmental authority;

e) any amount for which the Insured is not financially liable or legally obligated to pay; or

f) the costs to modify or adapt any building or property to be accessible or accommodating, or more accessible or accommodating, to any person.

8. Outside Entity means:

a) any non-profit company in which any of the Directors and Officers is a director, officer, trustee, governor, executive director or similar position of such non-profit company; and

b) any other company specifically identified by endorsement to this Policy.

9. Wrongful Act means any actual or alleged error, omission, misleading statement, misstatement, neglect, breach of duty or act allegedly committed or attempted by:

a) any of the Directors and Officers, while acting in their capacity as such, or any matter claimed against any Director and Officer solely by reason of his or her serving in such capacity;

b) any of the Directors and Officers, while acting in their capacity as a director, officer, trustee, governor, executive director or similar position of any Outside Entity where such service is with the knowledge and consent of the Company; and

c) the Company, but only with respect to Insuring Clause 3 of this Coverage Section.

    C. EXCLUSIONS

1. Exclusions Applicable to All Insuring Clauses

Insurer shall not be liable for Loss under this Coverage Section on account of any Claim:

a) for actual or alleged bodily injury, sickness, disease, death, false imprisonment, mental anguish, emotional distress, invasion of privacy of any person, or damage to or destruction of any tangible or intangible property including loss of use thereof, whether or not such property is physically injured;

b) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) any Wrongful Act, fact, circumstance or situation which has been the subject of any written notice given under any other policy of which this Policy is a renewal or replacement or which it succeeds in time; or

(ii) any other Wrongful Act, whenever occurring, which together with a Wrongful Act which has been the subject of such prior notice, would constitute Interrelated Wrongful Acts;

c) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) the actual, alleged or threatened discharge, dispersal, release, escape, seepage, migration or disposal of Pollutants; or

(ii) any direction or request that any Insured test for, monitor, clean up, remove, contain, treat, detoxify or neutralize Pollutants, or any voluntary decision to do so;

 provided, however, this exclusion shall not apply to any Claim brought directly, derivatively or otherwise by one or more securities holders of the Company in their capacity as such, or, except as to Clean Up Costs, to any Non-Indemnifiable Loss of a Director and Officer, or Loss of a Director and Officer for which the Company does not indemnify such Director and Officer because of either the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate the Company, or because of the Company becoming a debtor-in-possession.

For purposes of this exclusion:

Clean Up Costs means expenses, including but not limited to legal and professional fees, incurred in testing for, monitoring, cleaning up, removing, containing, treating, neutralizing, detoxifying or assessing the effects of Pollutants;

Non-Indemnifiable Loss means Loss for which a Company has not indemnified, and is not permitted or required to indemnify, a Director and Officer pursuant to law or contract or the charter, bylaws, operating agreement or similar documents of a Company;

Pollutants means any substance exhibiting any hazardous characteristics as defined by, or identified on, a list of hazardous substances issued by the United States Environmental Protection Agency or any federal, state, county, municipal or local counterpart thereof or any foreign equivalent. Such substances shall include, without limitation, solids, liquids, gaseous, biological, bacterial or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials (including materials to be reconditioned, recycled or reclaimed). Pollutants shall also mean any other air emission or particulate, odor, waste water, oil or oil products, infectious or medical waste, asbestos or asbestos products, noise, fungus (including mold or mildew and any mycotoxins, spores, scents or byproducts produced or released by fungi, but does not include any fungi intended by the Insured for consumption) and electric or magnetic or electromagnetic field;

d) for any actual or alleged violation of the responsibilities, obligations or duties imposed by Employee Retirement Income Security Act of 1974, as amended, or any rules or regulations promulgated thereunder, or similar provisions of any federal, state or local statutory or common law;

e) brought or maintained by, on behalf of, in the right of, or at the direction of any Insured in any capacity, or any Outside Entity, in any respect and whether or not collusive, or which is brought by any securities holder or member of the Company, whether directly or derivatively, unless the Claim of such securities holder or member is instigated and continued totally independent of, and totally without the solicitation, assistance, active participation, or intervention of, any Director and Officer or the Company; provided, however, that Whistleblower Conduct by a Director and Officer, other than a Director and Officer as that term is defined in subparagraphs a or c of definition 4, shall not be considered solicitation, assistance, active participation, or intervention of a Director and Officer;

and provided further that this exclusion shall not apply to any Claim that:

(i) is brought or maintained by any Insured in the form of a cross claim, third party claim or other proceeding for contribution or indemnity which is part of, and directly results from a Claim that is covered by this Coverage Section;

(ii) is brought or maintained by an employee of the Company who is not or was not a director or officer of the Company, including any Claim brought by such employee for any actual or alleged violation of the provisions of 31 U.S.C. 3729 of the Federal False Claims Act, or any similar provision of any federal, state, local or foreign statutory law;

(iii) is brought or maintained by any former director or officer of the Company and where such Claim is solely based upon and arising out of Wrongful Acts committed subsequent to the date such director or officer ceased to be a director or officer of the Company and where such Claim is first made two (2) years subsequent to the date such director or officer ceased to be a director or officer of the Company;

(iv) is brought or maintained by any bankruptcy or insolvency trustee or bankruptcy appointed representative of the Company, or receiver, examiner, liquidator or similar official for the Company; or

(v) any Claim brought and maintained by a Director and Officer, as that term is defined in subparagraphs a or c of definition 4, of a Company formed and operating solely in a country other than the United States of America, Canada, or any other common law country.

For purposes of this exclusion, Whistleblower Conduct means any of the activity set forth in 18 U.S.C. Sec. 1514A(a), engaged in by a whistleblower with a federal regulatory or law enforcement agency, Member of Congress or any committee of Congress, or person with supervisory authority over the whistleblower, or an enforcement action by the whistleblower set forth in 18 U.S.C. Sec. 1514A (b);

f) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) any deliberately fraudulent or criminal act of an Insured; provided, however this exclusion f)(i) shall not apply unless and until there is a final judgment against such Insured as to such conduct; or

(ii) the gaining of any profit, remuneration or financial advantage to which any Directors and Officers were not legally entitled; provided, however this exclusion f)(ii) shall not apply unless and until there is a final judgment against such Directors and Officers as to such conduct.

When f) (i) or (ii) apply, the Insured shall reimburse the Insurer for any Costs, Charges or Expenses;

g) for the return by any of the Directors and Officers of any remuneration paid to them without the previous approval of the appropriate governing body of the Company or Outside Entity, which payment without such previous approval shall be held to be in violation of law;

h) against any of the Directors and Officers of any Subsidiary or against any Subsidiary alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving any Wrongful Act actually or allegedly committed or attempted by a Subsidiary or Directors and Officers thereof before the date such entity became a Subsidiary or after the date such entity ceased to be a Subsidiary;

i) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving any Wrongful Act actually or allegedly committed subsequent to a Takeover;

j) for a Wrongful Act actually or allegedly committed or attempted by any of the Directors and Officers in his or her capacity as a director, officer, trustee, manager, member of the board of managers or equivalent executive of a limited liability company or employee of, or independent contractor for or in any other capacity or position with any entity other than the Company; provided, however, that this exclusion shall not apply to Loss resulting from any such Claim to the extent that:

(i) such Claim is based on the service of any of the Directors and Officers as a director, officer, trustee, governor, executive director or similar position of any Outside Entity where such service is with the knowledge and consent of the Company; and

(ii) such Outside Entity is not permitted or required by law to provide indemnification to such Directors and Officers; and

 (iii) such Loss is not covered by insurance provided by any of the Outside Entity's insurer(s);

k) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) any prior or pending litigation or administrative or regulatory proceeding, demand letter or formal or informal governmental investigation or inquiry filed or pending on or before the Continuity Date; or

(ii) any fact, circumstance, situation, transaction or event underlying or alleged in such litigation or administrative or regulatory proceeding, demand letter or formal or informal governmental investigation or inquiry;

l) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving, any Wrongful Act, fact, circumstance or situation which any of the Insureds had knowledge of prior to the Continuity Date where such Insureds had reason to believe at the time that such known Wrongful Act could reasonably be expected to give rise to such Claim;

m) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) improper payroll deductions, unpaid wages or other compensation, misclassification of employee status, or any violation of any law, rule or regulation, or amendments thereto, that governs the same topic or subject; or

 (ii) any other employment or employment–related matters brought by or on behalf of or in the right of an applicant for employment with the Company, or any of the Directors and Officers, including any voluntary, seasonal, temporary, leased or independently-contracted employee of the Company;

n) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) any public offering of Securities undertaken or consummated by or on behalf of the Company (“Public Offering”), or the solicitation, sale, purchase, distribution, or issuance of any such Securities, whether any such activity occurs or allegedly occurs prior to, during, or after such Public Offering; or

38

(ii) any Wrongful Act, including without limitation any actual or alleged violation of any Securities Law, relating in any way to a Public Offering or to any Securities issued, sold or distributed pursuant to a Public Offering, whether any such Wrongful Act occurs or allegedly occurs prior to, during, or after such Public Offering, provided that this exclusion shall not apply to Claims arising from an offer, sale or purchase of Securities in a transaction that is exempt from registration under the Securities Act of 1933, or any amendments thereto or any rules and regulations promulgated thereunder.

For purposes of this exclusion:

Securities means common or preferred stock or rights, warrants or options in such stock representing an ownership interest in the Company or a right to acquire or dispose of such interest; or notes, bonds or debentures representing a debt owed by the Company to the extent such instruments would be deemed securities under the federal or state laws of the United States;

Securities Law means the Securities Act of 1933, the Securities Exchange Act of 1934, or any rules or regulations of the Securities Exchange Commission adopted pursuant thereto, or any federal, state, provincial or foreign statute or common law regulating securities similar to the foregoing; or any amendments to the foregoing or any rules or regulations adopted pursuant to the foregoing; or any other federal, state, provincial or foreign law or common law relating to liability in connection with an offering of Securities of a Company, including without limitation the solicitation, sale, purchase, distribution or issuance of such Securities;

o) for that portion of Loss which is covered under any other Coverage Section of this Policy.

2. Exclusions Applicable Only to Insuring Clause A3

Insurer shall not be liable for Loss on account of any Claim:

a) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving the actual or alleged breach of any contract or agreement; except and to the extent the Company would have been liable in the absence of such contract or agreement; or

b) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) any actual or alleged infringement, misappropriation, or violation of copyright, patent, service marks, trademarks, trade secrets, title or other proprietary or licensing rights or intellectual property of any products, technologies or services; or

(ii) any goods or products manufactured, produced, processed, packaged, sold, marketed, distributed, advertised or developed by the Company.

Provided, however, the exclusions in 2a) and 2b) above shall not apply to any such Claim brought or maintained, directly or indirectly, by one or more securities holders of the Company in their capacity as such.

No Wrongful Act of one or more Insureds shall be imputed to any other Insureds for the purpose of determining the applicability of any of the above exclusions.

    D. LIMIT OF LIABILITY AND RETENTIONS

1. The liability of the Insurer shall apply only to that part of Loss which is excess of the Retention amounts applicable to this Coverage Section, as shown in Item C of the Declarations. Such Retentions shall be borne uninsured by the Insureds and at their own risk. If different parts of a single Claim are subject to different applicable Retentions under this Coverage Section, the applicable Retentions will be applied separately to each part of such Loss, but the sum of such Retentions shall not exceed the largest applicable Retention.

2. As shown in Item C1 of the Declarations relating to this Coverage Section, the following Limits of Liability of the Insurer shall apply:

a) The amount set forth in Item C1a relating to this Coverage Section shall be the aggregate limit of liability for the payment of Loss under all Insuring Clauses for this Coverage Section, subject to additional payments for Loss under Insuring Clause A1 as further described in subsection b) immediately below.

b) The amount set forth in Item C1b relating to this Coverage Section shall be an aggregate limit of liability for the payment of Loss under Insuring Clause A1 in addition to the limit described in subsection a) immediately above; provided, all payments for Loss under the additional limits described in this subsection b) shall be excess of the limit described in subsection a) above, and excess of any other available insurance that is specifically excess to this

Policy. Such excess insurance must be completely and fully exhausted through the payment of loss, including but not limited to defense costs thereunder, before the Insurer shall have any obligations to make any payments under the additional limits described in this subsection b).

c) The amount set forth in Item C1c of the Declarations relating to this Coverage Section shall be the maximum aggregate limit of liability for the payment of Loss under all Insuring Clauses for this Coverage Section. The limit of liability set forth in C1a and C1b relating to this Coverage Section shall be a part of and not in addition to the maximum aggregate limit of liability set forth in Item C1c for this Coverage Section.

3. All Claims arising out of the same Wrongful Act and all Interrelated Wrongful Acts shall be deemed to constitute a single Claim and shall be deemed to have been made at the earliest of the following times, regardless of whether such date is before or during the Policy Period:

a) the time at which the earliest Claim involving the same Wrongful Act or Interrelated Wrongful Act is first made; or

b) the time at which the Claim involving the same Wrongful Act or Interrelated Wrongful Acts shall be deemed to have been made pursuant to subsection E2, below.

4. The Retention applicable to Insuring Clause 2 shall apply to Loss resulting from any Claim if indemnification for the Claim by the Company is required or permitted by applicable law, to the fullest extent so required or permitted, regardless of whether or not such actual indemnification by the Company is made, except and to the extent such indemnification is not made by the Company solely by reason of the Company’s financial insolvency.

5. Payments of Loss by Insurer shall reduce the Limit(s) of Liability under this Coverage Section. Costs, Charges and Expenses are part of, and not in addition to, the Limits of Liability and payment of Costs, Charges and Expenses reduce the Limits of Liability. If such Limit(s) of Liability are exhausted by payment of Loss, the obligations of the Insurer under this Coverage Section are completely fulfilled and extinguished.

E. NOTIFICATION

1. The Insureds shall, as a condition precedent to their rights to payment under this Coverage Section only, give Insurer written notice of any Claim as soon as practicable after the Company’s general counsel, risk manager, chief executive officer or chief financial officer (or equivalent positions) first becomes aware of such Claim, but in no event later than sixty (60) days after the end of the Policy Period, or respecting any Claim first made against the Insureds during the Extended Period, if purchased, sixty (60) days after the end of the Extended Period.

2. If, during the Policy Period or the Discovery Period, if purchased, any of the Insureds first becomes aware of facts or circumstances which may reasonably give rise to a future Claim covered under this Policy, and if the Insureds, during the Policy Period or the Discovery Period, if purchased, give written notice to Insurer as soon as practicable of:

a) a description of the Wrongful Act allegations anticipated;

b) the identity of the potential claimants;

c) the circumstances by which the Insureds first became aware of the Wrongful Act;

d) the identity of the Insureds allegedly involved;

e) the consequences which have resulted or may result; and

f) the nature of the potential monetary damages and non-monetary relief;

then any Claim made subsequently arising out of such Wrongful Act shall be deemed for the purposes of this Coverage Section to have been made at the time such notice was received by the Insurer. No coverage is provided for fees, expenses and other costs incurred prior to the time such Wrongful Act results in a Claim.

3. Notice to Insurer shall be given to the address shown under Item G of the Declarations for this Policy.

    F. SETTLEMENT AND DEFENSE

1. It shall be the duty of the Insurer and not the duty of the Insureds to defend any Claim. Such duty shall exist even if any of the allegations are groundless, false or fraudulent. The Insurer’s duty to defend any Claim shall cease when the Limits of Liability have been exhausted by the payment of Loss including Costs, Charges and Expenses.

2. The Insurer may make any investigation it deems necessary, and shall have the right to settle any Claim; provided, however, no settlement shall be made without the consent of the Parent Company, such consent not to be unreasonably withheld.

3. The Insureds agree not to settle or offer to settle any Claim, incur any Costs, Charges and Expenses or otherwise assume any contractual obligation or admit any liability with respect to any Claim without the prior written consent of the Insurer, such consent not to be unreasonably withheld. The Insurer shall not be liable for any settlement, Costs, Charges and Expenses, assumed obligation or admission to which it has not consented. The Insureds shall promptly send to the Insurer all settlement demands or offers received by any Insured from the claimant(s).

4. The Insureds agree to provide the Insurer with all information, assistance and cooperation which the Insurer reasonably requests and agree that, in the event of a Claim, the Insureds will do nothing that shall prejudice the position of the Insurer or its potential or actual rights of recovery.

5. If the Insurer recommends a settlement within the Policy Limit of Liability which is agreed to by the claimant (“Settlement Opportunity”) and:

a) the Insureds consent to such settlement within thirty (30) days of the date the Insureds are first made aware of the Settlement Opportunity; and

b) such consent occurs within the first ninety (90) days after the Claim is first reported; and

c) such Claim is reported within the first thirty (30) days after it is made,

then, in the event the Claim settles as a result of such Settlement Opportunity, the Retention applicable to such Claim shall be waived, and any amounts paid by the Insureds towards the Retention shall be reimbursed by the Insurer.

G. OTHER INSURANCE

If any Loss covered under this Coverage Section is covered under any other valid and collectible insurance, then this Policy shall cover the Loss, subject to its terms and conditions, only to the extent that the amount of the Loss is in excess of the amount of such other insurance whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the Limit of Liability for this Coverage Section.

    H. PAYMENT PRIORITY

1. If the amount of any Loss which is otherwise due and owing by the Insurer exceeds the then-remaining Limit of Liability applicable to the Loss, the Insurer shall pay the Loss, subject to such Limit of Liability, in the following priority:

a) first, the Insurer shall pay any Loss covered under Insuring Clause A1, in excess of any applicable Retention shown in Item C of the Declarations; and

b) second, only if and to the extent the payment under subsection 1.a above does not exhaust the applicable Limit of Liability, the Insurer shall pay any Loss in excess of the Retention shown in Item C of the Declarations covered under any other applicable Insuring Clause.

c) Subject to the foregoing subsection, the Insurer shall, upon receipt of a written request from the Chief Executive Officer of the Parent Company, delay any payment of Loss otherwise due and owing to or on behalf of the Company until such time as the Chief Executive Officer of the Parent Company designates, provided the liability of the Insurer with respect to any such delayed Loss payment shall not be increased, and shall not include any interest, on account of such delay.

    I. ALLOCATION

If a Claim includes both Loss that is covered under this Policy and loss that is not covered under this Policy, either because the Claim is made against both Insureds and others, or the Claim includes both covered allegations and allegations that are not covered, the Insureds and the Insurer shall allocate such amount between covered Loss (except for Costs, Charges and Expenses) and loss that is not covered based upon the relative legal and financial exposures and the relative benefits obtained by the parties. The Insurer shall not be liable under this Policy for the portion of such amount allocated to non-covered Loss.

ACE EXPRESS Private Company

Management Indemnity Package

Fiduciary Coverage Section

In consideration of the payment of premium, in reliance on the Application and subject to the Declarations, and terms and conditions of this Policy, the Insurer and the Insureds agree as follows.

    A. INSURING CLAUSE

Insurer shall pay the Loss of the Insureds which the Insureds have become legally obligated to pay by reason of a Claim first made against the Insureds during the Policy Period or, if elected, the Extended Period, and reported to the Insurer pursuant to subsection E1 herein, for any Wrongful Act taking place prior to the end of the Policy Period.

B. DEFINITIONS

1. Administration means:

a) counseling employees, beneficiaries or Plan participants with respect to any Plan;

b) providing interpretations with respect to any Plan;

c) handling records in connection with any Plan; or

d) enrolling, terminating, or canceling employees under any Plan.

2. Claim means:

a) a written demand for damages or other relief against an Insured;

b) a civil, administrative, regulatory or arbitration proceeding against any Insured seeking damages or other relief, commenced by the service of a complaint or similar pleading, including any appeal therefrom; or

c) a civil proceeding or formal investigation brought by the U.S. Department of Labor, the U.S. Pension Benefit Guaranty Corporation or any similar federal, state or local governmental body, including any appeal therefrom.

3. Continuity Date means the date set forth in Item C of the Declarations relating to this Coverage Section.

4. Costs, Charges and Expenses means reasonable and necessary legal costs, charges. fees and expenses incurred by any of the Insureds in defending Claims and the premium for appeal, attachment or similar bonds arising out of covered judgments, but with no obligation to furnish such bonds and only for the amount of such judgment that is up to the applicable Limit of Liability. Costs, Charges and Expenses do not include salaries, wages, overhead or benefit expenses associated with officers or employees of any of the Insureds.

5. Employee Benefit Plan means any plan so defined by the Employee Retirement Income Security Act of 1974, as amended, or any similar state or local common or statutory law, or any rules and regulations promulgated thereunder.

6. Insured Persons means:

a) any natural persons who were, now are, or shall become a trustee, director, officer or employee of the Sponsor Company or Plan,

b) any natural persons who were, now are, or shall become a fiduciary of any Plan; and

c) any natural persons for whose Wrongful Acts any of the Insureds are legally responsible.

7. Insured Plan means any government-mandated insurance for workers' compensation, unemployment, social security or disability benefits for employees of the Sponsor Company.

8. Insureds means:

a) the Sponsor Company,

b) any Plan,

c) any Insured Persons; and

d) any other natural person or entity who was, now are, or shall be acting as a plan administrator of any of the Plans at the written request and consent of the Sponsor Company.

9. Interrelated Wrongful Acts means all Wrongful Acts which have as a common nexus any fact, circumstance, situation, event, cause, transaction or series of facts, circumstances, situations, causes, events or transactions.

10. Loss means monetary damages, judgments, settlements, pre-judgment or post-judgment interest awarded by a court, and Costs, Charges and Expenses incurred by any of the Insureds. Loss does not include:

a) taxes, fines or penalties;

b) matters uninsurable under the laws pursuant to which this Policy is construed; or

c) punitive or exemplary damages, or the multiple portion of any multiplied damage award, except to the extent that such punitive or exemplary damages or the multiple portion of any multiplied damage award are insurable under the internal laws of any jurisdiction which most favors coverage for such damages and which has a substantial relationship to the Insureds, Insurer, this Policy or the Claim giving rise to such damages;

11. Pension Benefit Plan means any plan so defined in the Employee Retirement Income Security Act of 1974, as amended.

12. Plan means:

a) any Sponsored Plan, and

b) any Insured Plan, established before or after the inception of this Policy.

13. Plan Termination means the termination, suspension, merger or dissolution of any Plan.

14. Sponsor Company means the Company.

15. Sponsored Plan means:

a) any Employee Benefit Plan, Pension Benefit Plan, or Welfare Benefit Plan which is operated by the Sponsor Company for the benefit of the employees of the Sponsor Company;

b) any other plan, fund or program specifically included as a Sponsored Plan by endorsement to this Policy; and

c) any other employee benefit plan or program not subject to Title 1 of the Employee Retirement Income Security Act of 1974, as amended, or any similar state or local common or statutory law, and any rules and regulations promulgated thereunder, sponsored by the Sponsor Company for the benefit of the employees of the Sponsor Company, including any employee stock ownership plan;

47

provided, however, that the Sponsored Plan shall not include any multi-employer plan, as defined in the Employee Retirement Income Security Act of 1974, as amended, or any similar state or local common or statutory law, and any rules and regulations promulgated thereunder.

16. Welfare Benefit Plan means any employee welfare benefit plan so defined in the Employee Retirement Income Security Act of 1974, as amended, or any similar state or local common or statutory law, and any rules and regulations promulgated thereunder.

17. Wrongful Act means:

a) with respect to a Sponsored Plan:

(i) any actual or alleged breach of the responsibilities, obligations or duties imposed upon fiduciaries of the Sponsored Plan by the Employee Retirement Income Security Act of 1974, as amended, or by the Health Insurance Portability and Accountability Act of 1996, or any similar state or local common or statutory law, and any rules and regulations promulgated under either of these Acts;

(ii) any other matter claimed against the Sponsor Company or any of the Insured Persons solely because of the service of the Sponsor Company or any of the Insured Persons as a fiduciary of any Sponsored Plan, including any actual or alleged violation of the Health Insurance Portability and Accountability Act of 1996 or any similar state or local common or statutory law, and any rules and regulations promulgated thereunder; or

(iii) any actual or alleged act, error or omission in the Administration of any Sponsored Plan, including any actual or alleged violation of the Health Insurance Portability and Accountability Act of 1996 or any similar state or local common or statutory law, and any rules and regulations promulgated thereunder; and

b) with respect to an Insured Plan, any actual or alleged act, error or omission in the Administration of such Insured Plan.

C. EXCLUSIONS

1. Insurer shall not be liable for Loss under this Coverage Section on account of any Claim:

a) for actual or alleged bodily injury, sickness, disease, death, false imprisonment, assault, battery, mental anguish, emotional distress, invasion of privacy of any person, or damage to or destruction of any tangible or intangible property including loss of use thereof, whether or not such property is physically injured.

b) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) any Wrongful Act, fact, circumstance or situation which has been the subject of any written notice given under any other policy of which this Policy is a renewal or replacement or which it succeeds in time; or

(ii) any other Wrongful Act, whenever occurring, which together with a Wrongful Act which has been the subject of such prior notice, would constitute Interrelated Wrongful Acts;

c) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) the actual, alleged or threatened discharge, dispersal, release, escape, seepage, migration or disposal of Pollutants; or

(ii) any direction or request that any Insured test for, monitor, clean up, remove, contain, treat, detoxify or neutralize Pollutants, or any voluntary decision to do so;

 including without limitation any Claim by or on behalf of the Company, its securities holders or creditors based upon, arising out of, or attributable to the matters described in this exclusion.

For purposes of this exclusion, Pollutants means any substance exhibiting any hazardous characteristics as defined by, or identified on, a list of hazardous substances issued by the United States Environmental Protection Agency or any federal, state, county, municipal or local counterpart thereof or any foreign equivalent. Such substances shall include, without limitation, solids, liquids, gaseous, biological, bacterial or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials (including materials to be reconditioned, recycled or reclaimed). Pollutants shall also mean any other air emission or particulate, odor, waste water, oil or oil products, infectious or

49

medical waste, asbestos or asbestos products, noise, fungus (including mold or mildew and any mycotoxins, spores, scents or byproducts produced or released by fungi, but does not include any fungi intended by the Insured for consumption) and electric or magnetic or electromagnetic field;

d) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving, the failure to comply with any statutory or common law governing workers' compensation, unemployment, social security or disability benefits or any similar law; provided, however, this exclusion shall not apply to any actual or alleged obligation of any Insured pursuant to the:

(i) Consolidated Omnibus Budget Reconciliation Act of 1985, as amended; or

(ii) Health Insurance Portability and Accountability Act of 1996, as amended;

e) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) any dishonest, deliberately fraudulent or criminal act of an Insured; provided, however this exclusion e)(i)  shall not apply unless and until there is a final judgment against such Insured as to such conduct; or

(ii) the gaining of any profit, remuneration or financial advantage to which any Insured Person was not legally entitled; provided, however this exclusion e)(ii) shall not apply unless and until there is a final judgment against such Insured Person as to such conduct;

When e)(i) or (ii) apply, the Insured shall reimburse the Insurer for any Costs, Charges or Expenses;

f) against any Subsidiary or any of the Insured Persons of a Subsidiary alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving any Wrongful Act actually or allegedly committed or attempted by a Subsidiary or any of the Insured Persons of a Subsidiary:

(i) before the date such entity became a Subsidiary or after the date such entity ceased to be a Subsidiary; or

 (ii) occurring while such entity was a Subsidiary which, together with a Wrongful Act occurring before the date such entity became a Subsidiary, would constitute Interrelated Wrongful Acts;

g) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving, any Wrongful Act actually or allegedly committed subsequent to a Takeover;

h) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) any prior or pending litigation, arbitration, or administrative or regulatory proceeding, demand letter or formal or informal governmental investigation or inquiry filed or pending on or before of the Continuity Date; or

(ii) any fact, circumstance, situation, transaction, cause or event underlying or alleged in such litigation, arbitration, administrative or regulatory proceeding, demand letter or formal or informal governmental investigation or inquiry;

i) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving, any Wrongful Act actually or allegedly committed subsequent to a Plan Termination; provided, however, that this exclusion shall only apply to those Plans which were the subjects of the Plan Termination;

j) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving any employment or employment–related matters; provided, however, this exclusion shall not apply to any Claim where such employment or employment-related matters involve actual or alleged violations of the Employee Retirement Income Security Act of 1974, as amended, or any similar state or local common or statutory law, and any rules and regulations promulgated thereunder;

k) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving any Wrongful Act, fact, circumstance or situation which any of the Insureds had knowledge of prior to the Continuity Date where such Insureds had reason to believe at the time that such known Wrongful Act could reasonably be expected to give rise to such Claim; or

l) for that portion of Loss which is covered under any other Coverage Section of this Policy.

2. Insurer shall not be liable to make any payment under this Coverage Section, other than Costs, Charges and Expenses, on account of any Claim:

a) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving the actual or alleged breach of any contract or agreement; except to the extent that liability would have attached to the Sponsor Company in the absence of such contract or agreement, or where the liability was assumed in accordance with or under the trust agreement or equivalent document pursuant to which any of the Plans was established;

b) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving, any actual or attempted reversion or payment of assets of any of the Plans to the Sponsor Company, or to any successor or assign of the Sponsor Company;

c) for or which seeks or constitutes fines or penalties or the multiple portion of any multiplied damage award, other than the five percent (5%) or less, or the twenty percent (20%) or less, civil penalties imposed upon any of the Insureds as a fiduciary under Section 502(i) or (l), respectively, of the Employee Retirement Income Security Act of 1974, as amended;

d) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving, the failure to collect from the Sponsor Company contributions owed to any of the Plans, or the failure to fund a Plan in accordance with the Employee Retirement Income Security Act of 1974, as amended, or any similar state or local common or statutory law, and any rules and regulations promulgated thereunder, unless the failure is solely due to the negligence of any of the Insureds; or

e) which constitutes benefits due to or to become due under the terms of any Plan if such Plan complied with all applicable law, unless and to the extent that:

(i) the Insured is a natural person and the benefits are payable by such Insured as a personal obligation; and

(ii) recovery for the benefits is based upon a covered Wrongful Act.

No Wrongful Act of one or more Insureds shall be imputed to any other Insureds for the purpose of determining the applicability of any of the above exclusions.

    D. LIMIT OF LIABILITY AND RETENTION

1. The liability of the Insurer shall apply only to that part of Loss which is excess of the Retention amount applicable to this Coverage Section, as shown in Item C of the Declarations. Such Retention shall be borne uninsured by the Insureds and at their own risk.

2. The amount shown in Item C of the Declarations relating to this Coverage Section shall be the maximum aggregate Limit of Liability of Insurer under this Coverage Section.

3. All Claims arising out of the same Wrongful Act and all Interrelated Wrongful Acts shall be deemed to be a single Claim and shall be deemed to have been made at the earliest of the following times, regardless of whether such date is before or during the Policy Period:

a) the time at which the earliest Claim involving the same Wrongful Act or Interrelated Wrongful Act is first made; or

b) the time at which the Claim involving the same Wrongful Act or Interrelated Wrongful Acts shall be deemed to have been made pursuant to subsection E2, below.

4. Payments of Loss, other than Costs, Charges and Expenses, by Insurer shall reduce the Limit(s) of Liability under this Coverage Section. Costs, Charges and Expenses are not part of, and are in addition to, the Limit(s) of Liability and payment of Costs, Charges and Expenses shall not reduce the Limit(s) of Liability. If such Limit(s) of Liability are exhausted, the obligations of the Insurer under this Coverage Section are completely fulfilled and extinguished.

    E. NOTIFICATION

1. The Insureds shall, as a condition precedent to their rights to payment under this Coverage Section only, give Insurer written notice of any Claim as soon as practicable, but in no event later than sixty (60) days after the end of the Policy Period. If any Claim is first made against the Insureds during the Extended Period, if purchased, written notice to Insurer must be given as soon as practicable, but in no event later than sixty (60) days after the end of the Extended Period.

2. If, during the Policy Period or the Discovery Period, if purchased, any of the Insureds first becomes aware of a specific Wrongful Act which may reasonably

53

 give rise to a future Claim covered under this Policy, and if the Insureds, during the Policy Period or the Discovery Period, if purchased, give written notice to Insurer as soon as practicable of:

a) a description of the Wrongful Act allegations anticipated;

b) the identity of the potential claimants;

c) the circumstances by which the Insureds first became aware of the Wrongful Act;

d) the identity of the Insureds allegedly involved;

e) the consequences which have resulted or may result; and

f) the nature of the potential monetary damages and non-monetary relief;

then any Claim made subsequently arising out of such Wrongful Act shall be deemed for the purposes of this Coverage Section to have been made at the time such notice was received by the Insurer. No coverage is provided for fees, expenses and other costs incurred prior to the time such Wrongful Act results in a Claim.

3. Notice to Insurer shall be given to the address shown under Item G of the Declarations for this Policy.

    F. SETTLEMENT AND DEFENSE

1. It shall be the duty of the Insurer and not the duty of the Insureds to defend any Claim. Such duty shall exist even if any of the allegations are groundless, false or fraudulent. The Insurer’s duty to defend any Claim shall cease when the Limits of Liability have been exhausted.

2. The Insurer may make any investigation it deems necessary. and shall have the right to settle any Claim; provided, however, no settlement shall be made without the consent of the Parent Company, such consent not to be unreasonably withheld.

3. The Insureds agree not to settle or offer to settle any Claim, incur any Costs, Charges and Expenses or otherwise assume any contractual obligation or admit any liability with respect to any Claim without the prior written consent of the Insurer, such consent not to be unreasonably withheld. The Insurer shall not be liable for any settlement, Costs, Charges and Expenses, assumed obligation or admission to which it has not consented. The Insureds shall promptly send to the Insurer all settlement demands or offers received by any Insured from the claimant(s).

4. The Insureds agree to provide the Insurer with all information, assistance and cooperation which the Insurer reasonably requests and agree that, in the event of a Claim, the Insureds will do nothing that shall prejudice the position of the Insurer or its potential or actual rights of recovery.

G. OTHER INSURANCE

If any Loss covered under this Coverage Section is covered under any other valid and collectible insurance, then this Policy shall cover the Loss, subject to its terms and conditions, only to the extent that the amount of the Loss is in excess of the amount of such other insurance whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the Limit of Liability for this Coverage Section.

H. WAIVER OF RECOURSE

Insurer shall have no right of recourse, including but not limited to rights of contribution and subrogation, against any Insureds with respect to any Claim if this Coverage Section has been purchased by that Insured, with the exception of any of the Plans.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

Cap On Losses From Certified Acts Of Terrorism

It is agreed that the Limit(s) of Liability section is amended by adding the following:

Notwithstanding anything in this Policy to the contrary, if aggregate insured losses attributable to terrorist acts certified under the federal Terrorism Risk Insurance Act exceed $100 billion in a Program Year (January 1 through December 31) and the Insurer has met its deductible under the Terrorism Risk Insurance Act, the Insurer shall not be liable for the payment of any portion of the amount of such losses that exceeds $100 billion, and in such case insured losses up to that amount are subject to pro rata allocation in accordance with procedures established by the Secretary of the Treasury.

“Certified act of terrorism” means an act that is certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism pursuant to the federal Terrorism Risk Insurance Act. The criteria contained in the Terrorism Risk Insurance Act for a “certified act of terrorism” include the following:

1. The act resulted in insured losses in excess of $5 million in the aggregate, attributable to all types of insurance subject to the Terrorism Risk Insurance Act; and

2. The act is a violent act or an act that is dangerous to human life, property or infrastructure and is committed by an individual or individuals as part of an effort

56

to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

All other terms and conditions of this Policy remain unchanged.

Authorized Representative

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

PROFESSIONAL SERVICES EXCLUSION – CONTRACTOR OR CONSTRUCTION MANAGER SECURITIES HOLDER CARVE-OUT

It is agreed that Section C., Exclusions, subsection 1. of the Directors & Officers and Company Coverage Section is amended by adding the following:

alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving the rendering or failure to render Professional Services. Provided, however, this exclusion shall not apply to any Claim(s) brought by a securities holder of the Company in his, her or its capacity as such alleging failure to supervise those who performed or failed to perform such Professional Services, provided that such securities holder action is instigated and continued totally independent of, and totally without the solicitation, assistance, active participation of, or intervention of, any Insured.

Solely for purposes of this exclusion, Professional Services means services as a contractor or construction manager.

All other terms and conditions of this Policy remain unchanged.

DEFINITION OF WRONGFUL ACT AMENDED

PENSION PROTECTION ACT OF 2006

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

THIS ENDORSEMENT MODIFIES INSURANCE PROVIDED UNDER THE FOLLOWING:

ACE EXPRESS PRIVATE COMPANY MANAGEMENT INDEMNITY POLICY

It is agreed that Section B, Definitions, subsection 17, Wrongful Act, of the Fiduciary Coverage Section is amended by deleting paragraph (a)(i) in its entirety and replacing it with the following:

(i) any actual or alleged breach of the responsibilities, obligations or duties imposed upon fiduciaries of the Sponsored Plan by the Employee Retirement Income Security Act of 1974, as amended (including as amended by the Pension Protection Act of 2006), or by the Health Insurance Portability and Accountability Act of 1996, or any similar state or local common or statutory law, and any rules and regulations promulgated under either of these Acts;

All other terms and conditions of this Policy remain unchanged.

SETTLEMENT AND DEFENSE CLAUSE AMENDED

WAIVER OF RETENTION

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

THIS ENDORSEMENT MODIFIES INSURANCE PROVIDED UNDER THE FOLLOWING:

ACE EXPRESS PRIVATE COMPANY MANAGEMENT INDEMNITY PACKAGE

It is agreed that Section F, Settlement and Defense, of the Fiduciary Coverage Section is amended by adding the following at the end thereof:

5. If the Insurer recommends a settlement within the Policy Limit of Liability which is agreed to by the claimant (“Settlement Opportunity”) and:

a) the Insureds consent to such settlement within thirty (30) days of the date the Insureds are first made aware of the Settlement Opportunity; and

b) such consent occurs within the first ninety (90) days after the Claim is first reported; and

c) such Claim is reported within the first thirty (30) days after it is made,

then, in the event the Claim settles as a result of such Settlement Opportunity, the Retention applicable to such Claim shall be waived, and any amounts paid by the Insureds towards the Retention shall be reimbursed by the Insurer.

All other terms and conditions of the Policy remain unchanged.

DEFINITION OF DIRECTOR AND OFFICER AMENDED

MANAGERS OF LIMITED LIABILITY COMPANIES

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

THIS ENDORSEMENT MODIFIES INSURANCE PROVIDED UNDER THE FOLLOWING:

ACE EXPRESS PRIVATE COMPANY MANAGEMENT INDMENITY PACKAGE

It is agreed that Section B, Definitions, subsection 4, Directors and Officers, of the Directors & Officers and Company Coverage Section is amended by deleting paragraph a) in its entirety and replacing it with the following:

a) a duly elected or appointed director, officer, or similar executive of the Company, or any manager or member of the management board or equivalent executive of the Company if it is a limited liability company;

All other terms and conditions of the Policy remain unchanged.

DIFFERENCE IN CONDITIONS ENDORSEMENT

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

THIS ENDORSEMENT MODIFIES INSURANCE PROVIDED UNDER THE FOLLOWING:

ACE EXPRESS PRIVATE COMPANY MANAGEMENT INDEMNITY POLICY

It is agreed as follows:

1. The Policy has been issued by the Insurer to the Parent Company in replacement of a management liability policy, including all endorsements to that policy (such policy and endorsements hereinafter collectively referred to as “Prior Policy”). If and to the extent that:

(a) any Claim first made against the Insureds on or after the inception date of the Policy and during the Policy Period or, if applicable, during the Extended Period; or

(b) respecting the Crime Coverage Section, if purchased, any loss of the Insured discovered during the Policy,

and reported to the Insurer pursuant to the terms and conditions of the Policy is not covered, in whole or in part, under the Policy and would have been covered, in whole or in part, under the Prior Policy, the Policy shall provide coverage, in whole or in such part, for such Claim or loss in conformance with, and subject to, all of the terms, conditions, limitations, and exclusions contained in the Prior Policy and endorsements thereto.

62

2. Notwithstanding anything stated in paragraph 1 above, this endorsement shall not apply to:

(a) Section C, Exclusions, subsection 1(m), of the Directors & Officers and Company Coverage Section, or any amendment by endorsement to such exclusion; or

(b) Any Claim or loss not covered under the Policy as a result of the exhaustion of any applicable limit or sub-limit.

Accordingly, if any of the provisions referred to in paragraph 2(a) or 2(b) above applies to a Claim or loss, then the terms, conditions, limitations, and exclusions contained in the Policy and endorsements thereto, and not the Prior Policy, shall govern coverage for such Claim or loss.

3. This endorsement shall be in effect solely for the first policy issued by the Insurer to the Parent Company with an inception date after March 1, 2011. This endorsement shall not apply to any policy issued or renewed by the Insurer to the Parent Company after such first policy.

All other terms and conditions of this Policy remain unchanged.

AMENDATORY ENDORSEMENT – VIRGINIA

Named Insured: York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

THIS ENDORSEMENT MODIFIES INSURANCE PROVIDED UNDER THE FOLLOWING:

ACE EXPRESS PRIVATE COMPANY MANAGEMENT INDEMNITY PACKAGE

IF THERE IS ANY CONFLICT BETWEEN THE POLICY, OTHER ENDORSEMENTS TO THE POLICY AND THIS ENDORSEMENT, THE TERMS PROVIDING THE BROADEST COVERAGE INSURABLE UNDER APPLICABLE LAW SHALL PREVAIL.

It is agreed that:

1. If form PF-15192, Employment Practices Liability Coverage Section, PF-15194, Fiduciary Coverage Section, or PF15193, Directors & Officers and Company Coverage Section, is included in this Policy, the phrase “or post-judgment” is deleted from the first paragraph of the definition of Loss.

2. If form PF-15192, Employment Practices Liability Coverage Section or PF-15194, Fiduciary Coverage Section, is included in this Policy, the following is added to paragraph 4 of Section D. LIMIT OF LIABILITY AND RETENTIONS:

“except as otherwise provided in Section E. CANCELLATION and Section H. DISCOVERY PERIOD of the General Terms and Conditions.”

3. If PF-15193, Directors & Officer and Company Coverage Section, is included in this Policy, the following is added to paragraph 5 of Section D. LIMIT OF LIABILITY AND RETENTIONS:

“except as otherwise provided in Section E. CANCELLATION and Section H. DISCOVERY PERIOD of the General Terms and Conditions.”

4. The definition of Parent Company in Section B, DEFINITIONS, of the General Terms and Conditions, is deleting in its entirety and the following is inserted:

Parent Company means the entity named in Item A of the Declarations.

5. The definition of Run-Off Period in Section B, DEFINITIONS, of the General Terms and Conditions, is deleted in its entirety.

6. Section D. WARRANTY AND NON-RESCINDABILITY, of the General Terms and Conditions, is amended by deleting the first paragraph in its entirety and replacing it with the following:

It is agreed that the particulars and statements contained in the Application are the basis of this Policy and are to be considered as incorporated into and constituting a part of this Policy and each Coverage Section. By acceptance of this Policy, the Insureds agree that the statements in the Application are their representations, and that this Policy and each Coverage Section are issued in reliance upon the truth of such representations.

7. Section E. CANCELLATION, of the General Terms and Conditions, is amended as follows:

i. The first sentence of paragraph 2. is deleted and the following is inserted:

2. This Policy may be cancelled by the Insurer only for nonpayment of premium, by mailing written notice to the Parent Company stating when such cancellation shall be effective, such date not less than 45 days from the date of the written notice.

ii. The following is added: ·

Notice of cancellation from the Insurer will state the effective date of cancellation and the reason(s) for cancellation, and will be mailed by certified mail to the Parent Company, and by first-class mail to the agent or broker of record, at the last mailing addresses known to the Insurer. Proof of mailing will be sufficient proof of notice.

8. Section H. DISCOVERY PERIOD, of the General Terms and Conditions, is deleted in its entirety and the following is inserted:

H. DISCOVERY PERIOD

The Parent Company shall have the right, upon payment of the additional premium described below, to a continuation of the coverage granted by this Policy for at least one Discovery Period as described below, if:

i. the Parent Company or the Insurer cancels or does not renew this Policy; or

ii. this Policy is renewed on other than a claims-made basis.

However, Discovery Periods will not apply if the Insurer cancels or does not renew this Policy for failure to pay a premium when due, the Parent Company fails to comply with the terms and conditions of this Policy, or the Parent Company commits fraud.

If existing coverage is excluded from this Policy and the Policy remains in effect or is renewed, the Insurer shall offer a Discovery Period for such coverage on the same basis that the Discovery Period would be offered if the entire Policy were being cancelled. For purposes of this paragraph, the exclusion of any existing coverage shall not include a change in the Limit of Liability or Retention.

A. Automatic Discovery Period

The Parent Company shall have continued coverage granted by this Policy for a period of 60 days following the effective date of the cancellation, nonrenewal, renewal on other than a claims-made basis, or if the Insurer excludes any existing coverage from this Policy and the Policy remains in effect or is renewed, but only for Claims first made during such 60 days and arising from Wrongful Acts taking place prior to the effective date of the cancellation, nonrenewal, renewal on other than a claims-made basis, or exclusion of coverage. This Automatic Discovery Period shall immediately expire upon the purchase of replacement coverage by the Parent Company.

B. Optional Discovery Period

The Parent Company shall have the right, upon payment of the Discovery Period premium described below, to an Optional Discovery Period, with a term of either one, two or three years (and, at the Parent Company’s option, either with or without a reinstatement of the Limit of Liability) following the effective date of the cancellation, nonrenewal, renewal on other than a claims-made basis, or if the Insurer excludes any existing coverage from this Policy and the Policy remains in effect or is renewed, but only with respect to Claims first made during the Optional Discovery Period and arising from Wrongful Acts taking place prior to the effective date of the cancellation, nonrenewal, renewal on other than a claims-made basis, or exclusion of coverage.

The additional premium for the Optional Discovery Period without reinstatement of the Limit of Liability is set forth in Item E of the Declarations.

This right to continue coverage shall lapse unless written notice of such election is given by the Parent Company to the Insurer, and the Insurer receives payment of the additional premium, within 60 days following the effective date of the cancellation, nonrenewal, renewal on other than a claims-made basis, or exclusion of coverage.

The first 60 days of the Optional Discovery Period, if it becomes effective, shall run concurrently with the Automatic Discovery Period.

C. The Insurer shall give the Parent Company notice of the premium due for the Optional Discovery Period as soon as practicable following the date the Parent Company gives such notice of such election, and such premium shall be paid by the Parent Company to the Insurer within 30 days following the effective date of cancellation, nonrenewal, renewal on other than a claims-made basis, or if the Insurer excludes any existing coverage from this Policy and the Policy remains in effect or is renewed. The Optional Discovery Period is not cancelable, except for failure to pay a premium when due or fraud, and the entire premium for the Optional Discovery Period shall be deemed fully earned and non-refundable upon payment.

D. The Automatic Discovery Period shall be part of and not in addition to the Limit of Liability for the immediately preceding Policy Period. The Automatic Discovery Period shall not increase or reinstate the Limit of Liability, which shall be the maximum liability of the Insurer for the Policy Period and the Automatic Discovery Period, combined.

If the Parent Company elects an Optional Discovery Period without reinstatement, the Limit of Liability applicable to the Optional Discovery Period shall be part of and not in addition to the Aggregate Limit of Liability shown in Item C of the Declarations for the immediately preceding Policy

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Period. The purchase of the Optional Discovery Period shall not increase or reinstate the Limit of Liability, which shall be the maximum liability of the Insurer for the Policy Period and the Optional Discovery Period, combined.

If the Parent Company elects an Optional Discovery Period with reinstatement, the full amount of the Aggregate Limit of Liability shown in Item C of the Declarations at the inception of the immediately preceding Policy Period shall be reinstated, for the additional period of time purchased (hereinafter referred to as “Reinstated Discovery Period Limit of Liability). The Reinstated Discovery Period Limit of Liability shall only be available to pay Loss for Claims first made and reported during such Optional Discovery Period and arising from Wrongful Acts taking place prior to the effective date of cancellation, nonrenewal, renewal on other than a claims-made basis, or exclusion of coverage (hereinafter referred to as “Reinstated Discovery Period Loss”). The maximum liability for all Reinstated Discovery Period Loss is the Reinstated Discovery Period Limit of Liability.

If any Claim is covered, in whole or in part, under both the Automatic Discovery Period and the Optional Discovery Period with reinstatement, if elected, only the Reinstated Discovery Period Limit of Liability shall apply.

E. A change in Policy terms, conditions and/or premiums shall not be considered a nonrenewal for purposes of triggering the rights to the Automatic or Optional Discovery Period.

9. Section I. RUN-OFF COVERAGE AND TERMINATION OF A SUBSIDIARY, of the General Terms and Conditions, is deleted in its entirety and following is inserted:

I. TERMINATION OF A SUBSIDIARY

If before or during the Policy Period an organization ceases to be a Subsidiary, coverage with respect to the Subsidiary and its natural person Insureds shall continue until termination of this Policy. Such coverage continuation shall apply only with respect to Claims for Wrongful Acts, or Employment Practices Wrongful Acts, taking place prior to the date such organization ceased to be a Subsidiary.

10. Section M. ACTION AGAINST INSURER, ALTERATION AND ASSIGNMENT, of the General Terms and Conditions, is amended by adding the following:

Notwithstanding anything to the contrary in this subsection, if execution on a judgment against any Insured or its legal representative is returned unsatisfied in an action brought to recover Loss or Costs, Charges and Expenses for a Claim made and reported during the Policy Period, or if applicable, Extended Reporting Period, then an action may be maintained against the Insurer under the terms of this Policy for the amount of the judgment not exceeding the Limit of Liability shown in Item C of the Declarations.

11. The following section is added to the Policy:

NONRENEWAL

If the Insurer elects not to renew this Policy, it will mail written notice of nonrenewal by certified mail to the Parent Company, and by first-class mail to the agent or broker of record, at the last mailing addresses known to the Insurer. Notice of nonrenewal will state the reason(s) for nonrenewal and will be mailed at least 45 days before the end of the Policy Period. Proof of mailing will be sufficient proof of notice.

All other terms and conditions of this Policy remain unchanged.

Authorized Representative

SPECIAL EVENT – WORKPLACE INCIDENT – EPL

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

THIS ENDORSEMENT MODIFIES INSURANCE PROVIDED UNDER THE FOLLOWING:

ACE EXPRESS PRIVATE COMPANY MANAGEMENT INDEMNITY POLICY

It is agreed that the Employment Practices Coverage Section is amended as follows:

1. Item C of the Declarations, of the portion entitled Employment Practices, is amended to add the following:

5. Workplace Incident Fund: $250,000

2. Section A, Insuring Clauses, is amended to add the following:

3. Workplace Incident Coverage

The Insurer shall pay the Workplace Incident Expense for which the Company becomes legally obligated to pay by reason of a Workplace Incident first occurring during the Policy Period, but only up to the limit of liability for the Workplace Incident Fund.

3. Section B, Definitions, is amended as follows:

a. Subsection 3, Costs, Charges and Expenses, is amended to add the following:

Costs, Charges and Expenses do not include Workplace Incident Expenses.

b. Solely with respect to coverage under Insuring Clause 3, Workplace Incident Coverage, Subsection 4, Employee, paragraph c, is deleted in its entirety.

c. Subsection 10, Loss, is amended to add the following:

Loss does not include Workplace Incident Expenses.

d. The following is added:

Workplace Incident means an intentional and unlawful:

(i) act of deadly force involving the use of a lethal weapon; or

(ii) threat of deadly force involving the display of a lethal weapon,

committed by an Insured Person on the Premises and which resulted in or could reasonably have resulted in bodily injury or death to another Insured Person.

Provided, however, Workplace Incident shall not include anything based upon, arising out of, or in any way involving:

(i) a demand for money, securities or other property;

(ii) declared or undeclared war, civil war, insurrection, rebellion or revolution, terrorism, military, naval or usurped power, governmental intervention or authority, expropriation, nationalization or any act or incident related to any of the foregoing.

Solely for the purposes of this definition, Premises means the buildings, facilities or properties regularly used by the Company to conduct its business.

Workplace Incident Expense means the reasonable fees and expenses incurred by the Company, in response to a Workplace Incident and with the Insurer’s prior written consent, for:

(i) independent security guard services for up to fifteen (15) days following the date of the Workplace Incident;

(ii) an independent security consultant for up to ninety (90) days following the date of the Workplace Incident;

71

(iii) an independent public relations company for up to ninety (90) days following the date of the Workplace Incident to counsel or assist the Company in reducing or minimizing the potential harm to the Company caused by the public disclosure of a Workplace Incident; and

(iv) a group counseling seminar for all Employees within thirty (30) days of the date of the Workplace Incident.

Provided, however, Workplace Incident Expense shall not include those amounts which otherwise would constitute attorneys fees, expenses, settlements, judgments, penalties or other amounts incurred in defending or prosecuting any legal proceeding or claim involving any Workplace Incident, or any compensation, benefits, fees, overhead, charges or expenses of an Insured; and

Workplace Incident Fund means the amount set forth in Item C of the Declarations, section 5, of the portion entitled Employment Practices.

4. Section D, Limit Of Liability And Retentions, is amended to add the following:

The Workplace Incident Fund is the Insurer’s maximum liability for all Workplace Incident Expenses arising from any and all Workplace Incidents occurring during the Policy Period. This limit shall be the Insurer’s maximum liability under this Policy regardless of the number of Workplace Incidents reported during the Policy Period. The Insurer’s obligation to pay Workplace Incident Expenses terminates and ends upon the exhaustion of the Workplace Incident Fund. The Workplace Incident Fund shall be part of and not in addition to the aggregate Limit of Liability stated Item C.1.c. of the Declarations for this Coverage Section.

5. The following section is added:

Workplace Incident Coverage Provisions

1. There shall be no retention applicable to Workplace Incident Expenses and the Insurer shall pay such Workplace Incident Expenses from the first dollar subject to all other terms and conditions of this Policy, including the Policy limit.

72

2. An actual or anticipated Workplace Incident shall be reported to the Insurer as soon as practicable, but in no event later than thirty (30) days after such Workplace Incident.

3. Except as limited under Insuring Clause 3, Workplace Incident Coverage, the Insurer shall not be liable for Loss under this Coverage Section on account of any Claim excluded under Section C, Exclusions.

6. Solely with respect to coverage under Insuring Clause 3, Workplace Incident Coverage, Section E, Notification, shall not apply.

All other terms and conditions of this Policy remain unchanged.

Authorized Representative

SPECIAL EVENT MANAGEMENT COVERAGE – D&O

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

THIS ENDORSEMENT MODIFIES INSURANCE PROVIDED UNDER THE FOLLOWING:

ACE EXPRESS PRIVATE COMPANY MANAGEMENT INDEMNITY POLICY

It is agreed that the Directors & Officers and Company Coverage Section is amended as follows:

1. Item C of the Declarations, of the portion entitled Directors & Officers and Company, is amended to add the following:

4. Special Event Management Fund: $25,000

2. Section A, Insuring Clauses, is amended to add the following:

6. Special Event Management Coverage

The Insurer shall pay the Special Event Management Expense for which the Company becomes legally obligated to pay by reason of a Special Event first occurring during the Policy Period, but only up to the limit of liability for the Special Event Management Fund.

3. Section B, Definitions, is amended as follows:

a. Subsection 3, Costs, Charges and Expenses, is amended to add the following:

74

Costs, Charges and Expenses do not include Special Event Management Expenses.

b. Subsection 7, Loss, is amended to add the following:

Loss does not include Special Event Management Expenses.

c. The following is added:

Adverse Publicity means the publication of unfavorable information regarding the Company which can reasonably be considered to materially reduce public confidence in the competence, integrity or viability of the Company to conduct business. Such publication must occur in a report about an Insured appearing in:

a) a daily newspaper of general circulation; or

b) a radio or television news program.

Special Event means one of the following, except where coverage is otherwise excluded under Exclusions 1(b) or (k) of this Coverage Section:

a) The incapacity, death or state or federal criminal indictment of any of the Directors and Officers for whom the Company has purchased and continues to maintain key individual life insurance;

b) The disclosure by the Company of (1) its intention to file or its actual filing for protection under federal bankruptcy laws; or, (2) a third-party’s intention to file or its actual filing of an involuntary bankruptcy petition under federal bankruptcy laws with respect to the Company;

c) The disclosure by the Company of the threatened or actual commencement by a third-party of an action, audit or investigation alleging a Employment Practices Wrongful Act (as defined in the Employment Practices Coverage Section) by the Company which has caused or is reasonably likely to cause Adverse Publicity;

d) The commencement or threat of litigation or other proceedings by any governmental or regulatory agency against the Company;

e) An accusation that any of the Directors and Officers has intentionally caused bodily injury to, or death of, or has sexually abused any person in the performance of his or her duties with the Company;

75

f) A Director or Officer of the Company was the victim of a violent crime while on the premises of the Company;

g) A child was abducted or kidnapped while under the care or supervision of the Company; or

h) Any other material event which, in the good faith opinion of the Company, has caused or is reasonably likely to result in Adverse Publicity, but only if such material event is scheduled for coverage by written endorsement to this Policy.

Special Event Management Expense means the following expenses incurred by the Company commencing on the inception date of the Special Event and ending ninety (90) days after the inception date of the Special Event, irrespective of whether a Claim is actually made with respect to the subject Special Event; provided, however, that the Insurer must have been notified of the Special Event Management Expense within 30 days of the date the Company first incurs the subject Special Event Management Expense:

a) The reasonable and necessary expenses directly resulting from a Special Event which the Company incurs for Special Event Management Services provided to the Company by a Special Event Management Firm, and

b) The reasonable and necessary expenses directly resulting from a Special Event which the Company incurs for: (a) advertising, printing, or the mailing of matter relevant to the Special Event, and (b) out of pocket travel expenses incurred by or on behalf of the Company or the Special Event Management Firm; provided, however, Special Event Management Expense does not include those amounts which otherwise would constitute compensation, benefits, fees, overhead, charges or expenses of an Insured.

Special Event Management Firm means a marketing firm, public relations firm, law firm, or other professional services entity retained by the Insurer, or by the Company with the Insurer’s prior written consent, to perform Special Event Management Services arising from a Special Event.

Special Event Management Fund means the amount set forth in Item C of the Declarations, section 4, of the portion entitled Directors & Officers and Company.

Special Event Management Services means the professional services provided by a Special Event Management Firm in counseling or assisting the Company in reducing or minimizing the potential harm to the Company caused by the public disclosure of a Special Event.

4. Section D, Limit Of Liability And Retentions, is amended to add the following:

The Special Event Management Fund is the Insurer’s maximum liability for all Special Event Management Expenses arising from any and all Special Events occurring during the Policy Period. This limit shall be the Insurer’s maximum liability under this Policy regardless of the number of Special Events reported during the Policy Period. The Insurer’s obligation to pay Special Event Management Expenses terminates and ends upon the exhaustion of the Special Event Management Fund. The Special Event Management Fund shall be part of and not in addition to the aggregate Limit of Liability set forth in Item C of the Declarations, section 1.c, of the portion entitled Directors & Officers and Company, which shall be the maximum liability of the Insurer for all Loss under this Policy.

5. The following section is added:

Special Event Management Coverage Provisions

1. There shall be no retention applicable to Special Event Management Expenses and the Insurer shall pay such Special Event Management Expenses from the first dollar subject to all other terms and conditions of this Policy, including the Policy limit.

2. An actual or anticipated Special Event shall be reported to the Insurer as soon as practicable, but in no event later than 30 days after the Company first incurs Special Event Management Expenses for which coverage will be requested under this Policy.

3. Except as limited under Insuring Clause 6, Special Event Management Coverage, the Insurer shall not be liable for Loss under this Coverage Section on account of any Claim excluded under Section C, Exclusions

6. Solely with respect to coverage under Insuring Clause 6, Special Event Management Coverage, Section E, Notification, shall not apply.

All other terms and conditions of this Policy remain unchanged.

Authorized Representative

GENERAL TERMS AND CONDITIONS MISCELLANEOUS AMENDMENTS

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

THIS ENDORSEMENT MODIFIES INSURANCE PROVIDED UNDER THE FOLLOWING:

ACE EXPRESS PRIVATE COMPANY MANAGEMENT INDEMNITY POLICY

It is agreed that the General Terms and Conditions are amended as follows:

1. The following sections are added: ·

Recoveries

Notwithstanding any subrogation provisions or other provisions of the Policy, any recoveries of payments made by the Insurer shall be the sole property of the Insurer, but an amount equal to the amount of such recoveries, minus all costs incurred by the Insurer to obtain such recoveries, shall reinstate, in such amount, as of the date each recovery is received by the Insurer, the limits of liability of this Policy that were eroded or exhausted by any payment under this Policy.

Foreign Liberalization

Where legally permissible, in regard to Claims brought and maintained solely in a Foreign Jurisdiction against a Company formed and operating in such Foreign Jurisdiction or an Insured Person thereof for Wrongful Acts committed in such Foreign Jurisdiction, the Insurer shall apply to such Claim(s) those terms and conditions (and related provisions) of the Foreign Policy registered with the appropriate regulatory body in such Foreign Jurisdiction that are more favorable to such Insured than the terms and conditions of this Policy. However, this paragraph shall apply only to:

1.the following provisions of the General Terms And Conditions:

a. Section E, Cancellation,

b. Section F, Estates, Legal Representatives, And Spouses,

c. Section G, Authorization Clause,

d. Section H, Discovery Period,

e. Section I, Run-Off Coverage And Termination Of A Subsidiary,

f. Section K, Territory of the General Terms And Conditions,

g. Section L, Assistance, Cooperation And Subrogation,

h. Section M, Action Against Insurer, Alteration And Assignment,

2. and the following provisions of any applicable Coverage Section:

a. Insuring Clauses,

b. Definitions,

c. Exclusions,

and the comparable provisions of the Foreign Policy. In addition, this paragraph shall not apply to the non-renewal or claims made and reported provisions of any policy.

State Amendatory Inconsistency

If there is an inconsistency between a state amendatory endorsement attached to this Policy and any other term or condition of this Policy, the Insurer shall, where permitted by law, apply either those terms and conditions of the state amendatory endorsement or the Policy form which are more favorable to the Insured’s coverage.

2. The first sentence of Section B, Definitions, subsection 1, Application, is deleted in its entirety and the following is inserted:

1. Application means all applications, including any attachments thereto, and all other information and materials submitted by or on behalf of the Insureds to the Insurer in connection with the Insurer underwriting this Policy or any policy with an inception date within twelve (12) months prior to the inception date of this Policy, of which this Policy is a renewal or replacement.

3. Section B, Definitions, is amended to add the following:

“Foreign Jurisdiction” means any jurisdiction, other than the United States or any of its territories or possessions.

“Foreign Policy” means the Insurer’s or any other member company of the ACE Group of Companies’ (“ACE”) standard directors’ and officers’ liability policy (including all mandatory endorsements, if any) approved by ACE to be sold within a Foreign Jurisdiction that provides coverage substantially similar to the coverage afforded under this Policy. If more than one such policy exists, then “Foreign Policy” means the standard policy most recently registered in the local language of the Foreign Jurisdiction, or if no such policy has been registered, then the policy most recently registered in that Foreign Jurisdiction. The term “Foreign Policy” shall not include any partnership managerial, pension trust or professional liability coverage.

4. Section D, Warranty And Non-Rescindability, is deleted in its entirety and the following is inserted:

D. WARRANTY AND NON-RESCINDABILITY

It is warranted that the particulars and statements contained in the Application are the basis of this Policy and are to be considered as incorporated into and constituting a part of this Policy and each Coverage Section. By acceptance of this Policy, the Insureds agree that the statements in the Application are their representations, and that this Policy and each Coverage Section are issued in reliance upon the truth of such representations.

For purposes of this Section, the knowledge of a natural person Insured shall not be imputed to any other natural person Insured, and the knowledge of only the chief executive officer and chief financial officer (and additionally, with respect to the Fiduciary Coverage Section, the Application signatory) shall be imputed to an entity Insured.

This Policy and any Coverage Sections shall not be rescinded by the Insurer in whole or in part for any reason.

5. Section H, Discovery Period, paragraphs 1 and 2, are deleted in their entirety and the following is inserted:

1. If this Policy or any Coverage Section is not renewed by the Insurer, for reasons other than non-payment of premium, or if the Parent Company elects to cancel or not to renew this Policy or a Coverage Section, then the Parent Company shall have the right, upon payment of an additional premium calculated at that percentage shown in Item E of the Declarations of the total premium for this Policy, or the total premium for the cancelled or not renewed Coverage Section, whichever is applicable, to purchase an extension of the coverage granted by this Policy or the applicable cancelled or not renewed Coverage Section with respect to any Claim first made during the period of time set forth in Item E of the Declarations after the effective date of such cancellation or, in the event of a refusal to renew, after the Policy expiration date, but only with respect to any Wrongful Act committed before such date. The Parent Company shall have the right to elect only one of the Discovery Periods set forth in Item E of the Declarations.

2. As a condition precedent to the right to purchase the Discovery Period set forth in subsection H1 above, the total premium for the Policy must have been paid. Such right to purchase the Discovery Period shall terminate unless written notice, together with full payment of the premium for the Discovery Period, is received by Insurer within 60 days after the effective date of cancellation, or, in the event of a refusal to renew, within 60 days after the Policy expiration date. If such notice and premium payment is not so given to Insurer, there shall be no right to purchase the Discovery Period.

6. The second sentence of Section I, Run-Off Coverage And Termination Of A Subsidiary, subsection 1(b), is deleted in its entirety and the following is inserted:

The election must be made within 30 days following the effective date of cancellation or non-renewal.

7. Section I, Run-Off Coverage and Termination of a Subsidiary, subsection 1, is amended to add the following:

d) If a Run-off Period is not elected and purchased, then coverage under this Policy will continue in full force and effect until termination of this Policy, but only with respect to Claims for Wrongful Acts taking place before such Takeover. Coverage under this Policy will cease as of the effective date of such Takeover with respect to Claims for Wrongful Acts taking place after such

Takeover. This Policy may not be canceled after the effective time of the Takeover, and the entire premium for this Policy shall be deemed earned as of such time.

8. Section J, Alternative Dispute Resolution, is deleted in its entirety and the following is inserted:

J. ALTERNATIVE DISPUTE RESOLUTION

In the event of a dispute or controversy arising out of or relating to this Policy or the breach, termination or invalidity thereof, the Insured may commence a judicial proceeding or elect the alternative dispute resolution proceeding process (“ADR”) described below.

The Insurer shall submit any dispute or controversy arising out of or relating to this Policy or the breach, termination or invalidity thereof to the ADR process described below.

Either an Insured or the Insurer may elect the type of ADR process discussed below; provided, however, that the Insured shall have the right to reject the choice by the Insurer of the type of ADR process at any time prior to its commencement, in which case the choice by the Insured of ADR process shall control.

There shall be two choices of ADR process: (1) non-binding mediation administered by any mediation facility to which the Insurer and the Insured mutually agree, in which the Insured and the Insurer shall try in good faith to settle the dispute by mediation in accordance with the then-prevailing commercial mediation rules of the mediation facility; or (2) non-binding arbitration submitted to any arbitration facility to which the Insured and the Insurer mutually agree, in which the arbitration panel shall consist of three disinterested individuals. In either mediation or arbitration, the mediator or arbitrators shall have knowledge of the legal, corporate management, or insurance issues relevant to the matters in dispute. In the event of arbitration, the decision of the arbitrators shall be provided to both parties, and the award of the arbitrators shall not include attorneys’ fees or other costs. In the event of either mediation or arbitration, either party shall have the right to commence a judicial proceeding; provided, however, that no such judicial proceeding shall be commenced by the Insurer until the conclusion of the arbitration, or in the event of mediation, at least 60 days after the date the mediation shall be deemed concluded or terminated. In all events, each party shall share equally the expenses of the ADR process.

Either ADR process may be commenced in New York, New York or in the state indicated in Item A of the Declarations as the principal address of the

Parent Company. The Parent Company shall act on behalf of each and every Insured in connection with any ADR process under this section.

Should the Insured elect to commence a judicial proceeding, the Insurer may pursue all of its rights and remedies available in such judicial proceeding, and any requirement that the Insurer pursue an ADR process shall no longer exist, regardless of whether the Insured maintains a judicial proceeding or not.

9. Section L, Assistance, Cooperation and Subrogation, is amended to add the following:

In no event, however, shall the Insurer exercise its rights of subrogation against a natural person Insured under this Policy unless there is a final and non-appealable adjudication against a natural person Insured establishing (i) the gaining of any profit, remuneration or financial advantage to which a natural person Insured was not legally entitled, or (ii) any dishonest, deliberately fraudulent or criminal act.

All other terms and conditions of this Policy remain unchanged.

Authorized Representative

FIDUCIARY MISCELLANEOUS AMENDMENTS

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

THIS ENDORSEMENT MODIFIES INSURANCE PROVIDED UNDER THE FOLLOWING:

ACE EXPRESS PRIVATE COMPANY MANAGEMENT INDEMNITY POLICY

It is agreed that the Fiduciary Coverage Section is amended as follows:

1. Item C of the Declarations, for the portion entitled Fiduciary, is amended to add the following:

Voluntary Compliance Loss:

i. Sublimit of Liability: $100,000

ii. Retention: $0

2. Section A, Insuring Clause, is amended to add the following:

Voluntary Compliance Program

Insurer shall pay Voluntary Compliance Loss of the Insureds relating to a Voluntary Compliance Notice first given to the Insurer during the Policy Period or, if elected, the Extended Period, or within 30 days after the end of the Policy Period or, if elected, the Extended Period, provided the Voluntary Compliance Loss is incurred after such Voluntary Compliance Notice is first given to the Insurer.

3. Section B, Definitions, subsection 2, Claim, is deleted in its entirety and the following is inserted:

2. Claim means:

a) a written demand for monetary damages or non-monetary or injunctive relief against an Insured.

b) a civil, criminal, administrative, regulatory, arbitration or mediation proceeding against any Insured seeking monetary damages or non-monetary or injunctive relief, commenced by the service of a complaint or other similar pleading, including any appeal therefrom;

c) a civil proceeding or formal investigation brought by the U.S Department of Labor, the U.S. Pension Benefit Guaranty Corporation or any similar federal state or local governmental body, or the Pensions Ombudsman appointed by the United Kingdom Secretary of State for Social Services or the United Kingdom Occupational Pensions Regulatory Authority, commenced by the service upon or other receipt by the Insured of a written notice or subpoena from the investigating authority identifying the Insured as an individual or entity against whom a civil, administrative or regulatory proceeding may be commenced, including any appeal therefrom;

d) a Voluntary Compliance Notice; or

e) a written request of the Insured to toll or waive a statute of limitations relating to a Claim described in paragraph b immediately above.

4. Section B, Definitions, subsection 10, Loss, paragraph (a), is deleted in its entirety and the following is inserted:

a) taxes, fines or penalties, except:

(i) the five percent (5%) or less, or the twenty percent (20%) or less, civil penalties imposed upon an Insured under section 502(i) or (l), respectively, of the Employment Retirement Income Security Act of 1974, as amended;

(ii) civil money penalties imposed upon an Insured for violation of the privacy provisions of the Health Insurance Portability and Accountability Act, as amended (“HIPAA”);.

(iii) civil fines or penalties imposed upon an Insured by the Pension Ombudsman appointed by the United Kingdom Secretary of State for Social Services or by the United Kingdom Occupational Pensions Regulatory Authority, pursuant to the English Pension Scheme Act 1993, the English

Pensions Act 1995, or rules or regulations thereunder; provided any coverage for such civil penalties applies only if the funds or assets of the subject Plan are not used to fund, pay or reimburse the premium for this Policy;

(iv) civil money penalties imposed upon an Insured for pursuant to Section 507 of Title V of the Pension Protection Act of 2006 for inadvertent failures described in Section 507 (“PPA Claim”); provided, however, the maximum limit of the Insurer’s liability for all Loss in the aggregate arising from all such PPA Claims shall be $25,000 (“PPA Sub-Limit of Liability”). The PPA Sub-Limit of Liability shall be part of and not in addition to the applicable aggregate Limit of Liability stated in Item C of the Declarations and in no way shall be deemed to increase such Limit of Liability as set forth therein.

(v) civil money penalties imposed upon an Insured pursuant to Section 502(c) of ERISA for inadvertent failures described in 502(c) (“502(c) Claim”); provided, however, the maximum limit of the Insurer’s liability for all Loss in the aggregate arising from all such 502(c) Claims shall be $25,000 (“502(c) Sub-Limit of Liability”). The 502(c) Sub-Limit of Liability shall be part of and not in addition to the applicable aggregate Limit of Liability stated in Item C of the Declarations and in no way shall be deemed to increase such Limit of Liability as set forth therein; and

(vi) Voluntary Compliance Loss;

5. Section B, Definitions, is amended to add the following definitions:

Non-Indemnifiable Loss means Loss for which a Company has not indemnified, and is not permitted or required to indemnify, an Insured Person pursuant to law or contract or the charter, bylaws, operating agreement or similar documents of a Company.

Voluntary Compliance Loss means fines, penalties, sanctions, voluntary correction fees, compliance fees or user fees assessed against or collected from an Insured by the Internal Revenue Service pursuant to a Voluntary Compliance Program for the actual or alleged inadvertent noncompliance by a Plan with any statute, rule or regulation if participation by the Insured in such Voluntary Compliance Program results in the Insured obtaining a “No Action” letter from the governmental authority; provided that Voluntary Compliance Loss shall not include: (i) any costs to correct the non-compliance, or any other charges, expenses, taxes or damages; or (ii) any fees, fines, penalties, sanctions or Costs, Charges or Expenses relating to a Plan which, as of the earlier of inception of this Policy or inception of the first policy in an uninterrupted series of policies issued by the Insurer of which this Policy is a direct or indirect renewal or replacement, any Insured Person knew to be actually or allegedly non-compliant.

Voluntary Compliance Notice means prior written notice to the Insurer by the Insured of the Insured’s intent to enter into a Voluntary Compliance Program.

Voluntary Compliance Program means a written agreement to correct an inadvertent Plan defect under a voluntary compliance resolution program or similar voluntary settlement program administered by the U.S. Internal Revenue Service, the U.S. Department of Labor or other similar governmental authority, including without limitation the Employee Plans Compliance Resolution System, the Audit Closing Agreement Program, the Voluntary Compliance Resolution Program, the Walk-in Closing Agreement Program, the Administrative Policy Regarding Self-Correction, the Tax Sheltered Annuity Voluntary Correction Program, the Delinquent Filer Voluntary Compliance Program, and the Voluntary Fiduciary Correction Program, provided that such agreement to correct such Plan defect was entered into in writing by the Insured with the U.S. Internal Revenue Service during the Policy Period, or during the policy period of a policy issued by the Insurer of which this Policy is a continuous renewal.

6. Section C, Exclusions, subsection 1, paragraph (b)(i), is deleted in its entirety and the following is inserted:

(i) any Wrongful Act, fact, circumstance or situation which has been the subject of any written notice of a Claim or notice of circumstances, given under any other management liability policy of which this Policy is a renewal or replacement or which it succeeds in time; However, regarding notice of circumstances, this exclusion only applies if, prior to the effective date, the insurer of the earlier policy has accepted the notice of circumstances.

7. Section C, Exclusions, subsection 1, paragraph (c), is amended to add the following:

Provided, however, this exclusion shall not apply to Non-Indemnifiable Loss arising from the diminution in value of securities owned by a Plan, other than securities of the Sponsor Company.

8. Section C, Exclusions, subsection 1, paragraph (e), is deleted in its entirety and the following is inserted:

e) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

 (i) any deliberately fraudulent or criminal act of an Insured; provided, however this exclusion f)(i) shall not apply unless and until there is a final, non-appealable adjudication in any action or proceeding against such Insured as to such conduct, other than in an action or proceeding initiated by the Insurer to determine coverage under the Policy, or

(ii) the gaining of any profit, remuneration or financial advantage to which any Insured Person was not legally entitled; provided, however this exclusion f)(ii) shall not apply unless and until there is a final, non-appealable adjudication in any action or proceeding against such Insured Person as to such conduct, other than in an action or proceeding initiated by the Insurer to determine coverage under the Policy.

9. Section C, Exclusions, subsection 1, paragraph (h), is deleted in its entirety and the following is inserted:

h) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) any prior or pending litigation or administrative or regulatory proceeding, demand letter or formal governmental investigation filed or pending on or before the Continuity Date; or

(ii) any fact, circumstance, situation, transaction or event underlying or alleged in such litigation or administrative or regulatory proceeding, demand letter or formal governmental investigation;

10. Section C, Exclusions, subsection 1, paragraph (k), is deleted in its entirety.

11. Section C, Exclusions, subsection 2, paragraph (b), is deleted in its entirety.

12. Section C, Exclusions, subsection 2, paragraph (e), is amended to add the following:

Additionally, this exclusion shall not apply to, and Loss shall include, damages, judgments (including pre/post judgment interest on a covered judgment) and settlements of a Claim against an Insured alleging a violation of any or the responsibilities or duties imposed upon a fiduciary under the Employee Retirement Income Security Act of 1974, as amended, resulting in a loss to a Plan or loss in the actual accounts of participants in a Plan by reason of a decrease in value of the investments held by that Plan, including, but not limited to, the securities of the Sponsor Company, regardless of whether the amounts sought in such Claim have been characterized by plaintiffs as “benefits” or held by a court to be “benefits”.

13. Section D, Limit Of Liability And Retention, is amended to add the following:

Notwithstanding any of the terms of this Policy which might be construed otherwise, the maximum aggregate liability of the Insurer and any of its affiliates under this coverage section for Loss on account of civil money penalties imposed upon an Insured for violation of the privacy provisions of HIPAA shall be $100,000 (“HIPAA Penalties Sub-Limit of Liability”). The HIPAA Penalties Sub-Limit of Liability shall be part of and not in addition to the Insurer’s aggregate Limit of Liability set forth in the Declarations.

Notwithstanding any terms or conditions of this Policy which might be construed otherwise, the maximum aggregate liability of the Insurer and any of its affiliates under this coverage section, and under the Employment Practices Coverage Section, combined, on account of civil money penalties imposed upon an Insured for violation of the privacy provisions of HIPAA, shall be $100,000. Any Loss paid under the Employment Practices Coverage Section for such civil money penalties shall reduce by such amount the Limit of Liability under this coverage section for such civil money penalties, and any Loss under this coverage section for such civil money penalties shall reduce by such amount the Limit of Liability under the Employment Practices Coverage Section for such civil money penalties. Nothing in this Section D shall serve to increase the Limit of Liability of this coverage section or the Employment Practices Coverage Section, which shall be the maximum liability of the Insurer under the applicable coverage section.

The Voluntary Compliance Loss Sub-Limit of Liability set forth in Item C of the Declarations is the maximum aggregate limit of the Insurer’s liability for each Policy Period and, if elected, Extended Period, for all Voluntary Compliance Loss. The Voluntary Compliance Loss Sub-Limit of Liability shall be part of and not in addition to the applicable aggregate Limit of Liability stated in Item C of the Declarations and in no way shall be deemed to increase such Limit of Liability as set forth therein.

14. Section E, Notification, paragraph 1, is deleted in its entirety and the following is inserted:

1. The Insureds shall, as a condition precedent to their rights to payment under this Coverage Section only, give Insurer written notice of any Claim as soon as practicable after the Company’s general counsel or risk manager (or equivalent positions) first becomes aware of such Claim, but in no event later than ninety (90) days after the end of the Policy Period, or respecting any Claim first made against the Insureds during the Extended Period, if purchased, ninety (90) days after the end of the Extended Period.

15. The following sections are added:

PAYMENT PRIORITY

If the amount of any Loss which is otherwise due and owing by the Insurer exceeds the then-remaining Limit of Liability applicable to the Loss, the Insurer shall pay the Loss, subject to such Limit of Liability, in the following priority:

a) first, the Insurer shall pay any covered Non-Indemnifiable Loss, in excess of any applicable Retention shown in Item C of the Declarations; and

b) second, only if and to the extent the payment under subsection a above does not exhaust the applicable Limit of Liability, the Insurer shall pay any other applicable Loss in excess of the Retention shown in Item C of the Declarations.

ALLOCATION

If a Claim includes both Loss that is covered under this Policy and loss that is not covered under this Policy, either because the Claim is made against both Insureds and others, or the Claim includes both covered allegations and allegations that are not covered, the Insureds and the Insurer shall allocate such amount between covered Loss (except for Costs, Charges and Expenses) and loss that is not covered based upon the relative legal and financial exposures and the relative benefits obtained by the parties. The Insurer shall not be liable under this Policy for the portion of such amount allocated to non-covered Loss.

The above paragraph shall not apply to Costs, Charges and Expenses, and the Insurer shall pay 100% of Costs, Charges and Expenses arising out of a covered Allocated Claim, subject to all terms, conditions, limitations and exclusions contained in the Policy and all endorsements thereto (whether preceding or following this endorsement).

All other terms and conditions of this Policy remain unchanged.

Authorized Representative

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EMPLOYMENT PRACTICES MISCELLANEOUS AMENDMENTS

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

THIS ENDORSEMENT MODIFIES INSURANCE PROVIDED UNDER THE FOLLOWING:

ACE EXPRESS PRIVATE COMPANY MANAGEMENT INDEMNITY POLICY

It is agreed that the Employment Practices Coverage Section is amended as follows:

1. Section B, Definitions, subsection 5, Employment Practices Claim, paragraphs (a), (b) and (c), are each deleted in their entirety and the following is inserted:

a) a written demand against an Insured for monetary damages or non-monetary or injunctive relief;

b) a civil, judicial, administrative, regulatory, arbitration or mediation proceeding against an Insured seeking monetary damages or non-monetary or injunctive relief, commenced by the service of a complaint or similar pleading, including any appeal therefrom;

c) a civil proceeding against an Insured before the Equal Employment Opportunity Commission or any similar federal, state or local governmental body, commenced by the receipt of a notice of charges, investigative order or similar document;

2. Section B, Definitions, subsection 6, Employment Practices Wrongful Act, paragraphs (c) and (g), are each deleted in their entirety and the following is inserted:

c) abusive or hostile work environment, including workplace bullying;

g) employment-related defamation, libel, slander, disparagement, false imprisonment, misrepresentation, malicious prosecution, or invasion of privacy (including Unauthorized Access of Employee Information), or the giving of negative or defamatory statements in connection with an Employee reference;

3. Section B, Definitions, subsection 7, Insured Persons, paragraph (a), is deleted in its entirety and the following is inserted:

a) a director, officer or similar executive of the Company, or any member of the management board of the Company;

4. Section B, Definitions, subsection 10, Loss, is amended as follows:

A. Paragraph (a), is amended to add the following:

Provided, however, this paragraph (a) shall not apply, and this definition of Loss shall include, subject to the HIPAA Penalties Sub-Limit of Liability set forth in Section D, Limit Of Liability And Retentions, civil money penalties imposed upon an Insured for violation of the privacy provisions of the Health Insurance Portability and Accountability Act (“HIPAA”).

B. Paragraph (c), is deleted in its entirety and the following is inserted:

c) punitive or exemplary damages, liquidated damages awarded by a court pursuant to a violation of the Equal Pay Act, the Age Discrimination in Employment Act or the Family Medical Leave Act, all as amended, or any rules or regulations promulgated thereunder, or similar provisions of any common or statutory federal, state or local law, or the multiple portion of any multiplied damage award, except to the extent that such punitive, exemplary, or liquidated damages or the multiple portion of any multiplied damage award are insurable under the internal laws of any applicable jurisdiction which most favors coverage for such damages;

C. Solely with respect to any Claim alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving any Unauthorized Access of Employee Information, the following is added:

Loss shall also not include any expenses incurred:

(i) to retain third party computer forensics services;

(ii) to notify any Employees of an Unauthorized Access of Employee Information;

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(iii) to retain the services of a law firm to determine the Insured’s indemnification rights under a written agreement with an independent contractor or to determine the Insured’s obligations under any privacy regulations;

(iv) for credit monitoring services; or

(v) to retain a public relations firm, crisis management firm or law firm for advertising or related communications for the purpose of protecting or restoring the Insured’s reputation.

5. Section B, Definitions, subsection 13, Third Party Claim, paragraphs (a) and (b), are each deleted in their entirety and the following is inserted:

a) any written demand for monetary damages or non-monetary or injunctive relief against an Insured;

b) a civil, judicial, administrative or arbitration or mediation proceeding against an Insured seeking monetary damages or non-monetary or injunctive relief, including any appeal therefrom; or

6. Section B, Definitions, is amended to add the following:

Unauthorized Access of Employee Information means:

a) the failure to prevent unauthorized access to, or the unauthorized use of, Confidential Employment Information, or

b) the failure to notify an Employee of any actual or potential unauthorized access to, or the use of, such Employee’s Confidential Employment Information, if such notification is required by any state or federal regulation or statute.

For the purpose of this definition, Confidential Employment Information means any information regarding an Employee, collected or stored by the Company for the purpose of establishing, maintaining or terminating the employment relationship.

7. Section C, Exclusions, subsection 2, paragraph (a), is deleted in its entirety and the following is inserted:

a) any Wrongful Act, fact, circumstance or situation which has been the subject of any written notice of a Claim or notice of circumstances, given under any other management liability policy of which this Policy is a renewal or replacement or

93

 which it succeeds in time; However, regarding notice of circumstances, this exclusion only applies if, prior to the effective date, the insurer of the earlier policy has accepted the notice of circumstances.

8. Section C, Exclusions, subsection 3, is deleted in its entirety.

9. Section C, Exclusions, subsection 6, is deleted in its entirety.

10. Section C, Exclusions, subsection 8, is deleted in its entirety and the following is inserted:

8. alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) any prior or pending litigation or administrative or regulatory proceeding, demand letter or formal governmental investigation filed or pending against an Insured on or before the Continuity Date; or

(ii) any fact, circumstance, situation, transaction or event underlying or alleged in such litigation or administrative or regulatory proceeding, demand letter or formal or informal governmental investigation or inquiry against an Insured;

11. Section C, Exclusions, subsection 9, is deleted in its entirety.

12. Section D, Limit Of Liability And Retentions, is amended to add the following:

No Retention shall apply to Non-Indemnifiable Loss.

For the purpose of this subsection:

(i) Indemnifiable Loss means Loss of an Insured Person resulting from any Claim which the Company is required or permitted by applicable law to indemnify, to the fullest extent so required or permitted, regardless of whether or not such actual indemnification by the Company is made, except and to the extent such indemnification is not made by the Company solely by reason of the Company’s financial insolvency.

(ii) Non-Indemnifiable Loss means Loss of an Insured Person which is not Indemnifiable Loss.

Notwithstanding any of the terms of this Policy which might be construed otherwise, the maximum aggregate liability of the Insurer and any of its affiliates under this

Policy for Loss on account of civil money penalties imposed upon an Insured for violation of the privacy provisions of HIPAA shall be $25,000 (“HIPAA Penalties Sub-Limit of Liability”). The HIPAA Penalties Sub-Limit of Liability shall be part of and not in addition to the Insurer’s aggregate Limit of Liability set forth in the Declarations.

Notwithstanding any terms or conditions of this Policy which might be construed otherwise, the maximum aggregate liability of the Insurer and any of its affiliates under this coverage section, and under the Fiduciary Coverage Section, combined, on account of civil money penalties imposed upon an Insured for violation of the privacy provisions of HIPAA, shall be $25,000. Any Loss paid under the Fiduciary Coverage Section for such civil money penalties shall reduce by such amount the Limit of Liability under this coverage section for such civil money penalties, and any Loss under this coverage section for such civil money penalties shall reduce by such amount the Limit of Liability under the Fiduciary Coverage Section for such civil money penalties. Nothing in this Section D shall serve to increase the Limit of Liability of this coverage section or the Fiduciary Coverage Section, which shall be the maximum liability of the Insurer under the applicable coverage section.

13. Section E, Notification, paragraph 1, is deleted in its entirety and the following is inserted:

1. The Insureds shall, as a condition precedent to their rights to payment under this Coverage Section only, give to Insurer written notice of any Claim made against the Insureds as soon as practicable after the Company’s general counsel or risk manager (or equivalent positions) first becomes aware of such Claim, but in no event later than ninety (90) days after the end of the Policy Period, or respecting any Claim first made against the Insureds during the Extended Period, if purchased, ninety (90) days after the end of the Extended Period.

14. Section H, Allocation, is deleted in its entirety and the following is inserted:

H. ALLOCATION

If a Claim includes both Loss that is covered under this Policy and loss that is not covered under this Policy, either because the Claim is made against both Insureds and others, or the Claim includes both covered allegations and allegations that are not covered (hereinafter, “Allocated Claim”), the Insureds and the Insurer shall allocate such amount between covered Loss (except for Costs, Charges and Expenses) and loss that is not covered based upon the relative legal and financial exposures and the relative benefits obtained by the parties. The Insurer shall not be liable under this Policy for the portion of such amount allocated to non-covered Loss.

The above paragraph shall not apply to Costs, Charges and Expenses, and the Insurer shall pay 100% of Costs, Charges and Expenses arising out of a covered Allocated Claim, subject to all terms, conditions, limitations and exclusions contained in the Policy and all endorsements thereto (whether preceding or following this endorsement).

15. The following section is added:

PAYMENT PRIORITY

If the amount of any Loss which is otherwise due and owing by the Insurer exceeds the then-remaining Limit of Liability applicable to the Loss, the Insurer shall pay the Loss, subject to such Limit of Liability, in the following priority:

a) first, the Insurer shall pay any covered Non-Indemnifiable Loss, in excess of any applicable Retention shown in Item C of the Declarations; and

b) second, only if and to the extent the payment under subsection a above does not exhaust the applicable Limit of Liability, the Insurer shall pay any other applicable Loss in excess of the Retention shown in Item C of the Declarations.

Non-Indemnifiable Loss means Loss for which a Company has not indemnified, and is not permitted or required to indemnify, an Insured Person pursuant to law or contract or the charter, bylaws, operating agreement or similar documents of a Company.

All other terms and conditions of this Policy remain unchanged.

DIRECTORS AND OFFICERS AND COMPANY MISCELLANEOUS AMENDMENTS

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

THIS ENDORSEMENT MODIFIES INSURANCE PROVIDED UNDER THE FOLLOWING:

ACE EXPRESS PRIVATE COMPANY MANAGEMENT INDEMNITY POLICY

It is agreed that the Directors & Officers And Company Coverage Section is amended as follows:

1. Item C of the Declarations, section 2, Retentions, of the portion entitled Directors & Officers and Company, is amended to add the following:

$10,000 each Claim under Insuring Clause 4

2. The following section are added:

Failure Or Refusal Of Company To Indemnify

If the Company:

1. refuses in writing to indemnify, advance or pay covered Loss of any of the Directors and Officers; or,

2. fails to indemnify, advance or pay covered Loss of any of the Directors and Officers, within 60 days after the Directors and Officers requests in writing such indemnification, advancement or payment,

97

and such covered Loss is within the Retention, then the Insurer shall advance such amounts on behalf of the Directors and Officers until either (i) a Company has agreed to make such payments, or (ii) the Retention has been satisfied. In no event shall any such advancement by the Insurer relieve any Company of any duty it may have to provide advancement, payment or indemnification to any of the Directors and Officers. Any payment or advancement by the Insurer within an applicable Retention shall apply towards the exhaustion of the Limit of Liability.

If the Insurer pays under this Policy any indemnification, advancement or payment owed to any of the Directors and Officers by any Company within an applicable Retention, then that Company shall reimburse the Insurer for such amounts and such amounts shall become immediately due and payable as a direct obligation of the Company to the Insurer.

3. Section A, Insuring Clauses, is amended to add the following:

4. Corporate Homicide Investigation Costs Coverage

The Insurer shall pay on behalf of a Private UK Company up to $100,000 in Corporate Homicide Investigation Costs incurred by the Private UK Company as a result of commencement and notice of a Corporate Homicide Investigation first received by the Private UK Company during the Policy Period or any applicable Extended Period.

4. Section B, Definitions, subsection 1, Claim, paragraphs e and g, are deleted in their entirety and the following is inserted:

e) an arbitration or mediation proceeding against any Insured seeking monetary damages or non-monetary or injunctive relief;

g) a civil, criminal, administrative or regulatory investigation commenced by:

(i) the service upon or other receipt by any natural person Insured of a written notice, including a Wells Notice, investigative order, or subpoena; or

(ii) the service upon or other receipt by any Company of a written notice, including a Wells Notice, or investigative order; from the investigating authority identifying such natural person Insured as an individual, or such Company as an entity, respectively, against whom a proceeding described in paragraphs c, d or f immediately above may be commenced; or

i) Extradition Proceeding.

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5. Section B, Definitions, subsection 3, Costs, Charges and Expenses, is amended to add the following:

c) the reasonable and necessary costs, charges, fees and expenses incurred by any of the Directors and Officers to oppose any efforts by (i) any federal, state, local or foreign law enforcement authority or other governmental investigative authority (including, but not limited to, the U.S. Department of Justice, the U.S. Securities and Exchange Commission and any attorney general); or, (ii) the enforcement organization of any securities or commodities exchange or other self-regulatory entity, to seize, attach or otherwise enjoin the personal assets or real property of any of the Directors and Officers or to obtain the discharge or revocation of a court order entered during the Policy Period in any way impairing the use thereof.

6. Section B, Definitions, subsection 4, Directors and Officers, paragraph (b), is deleted in its entirety and the following is inserted:

(b) an Employee of the Company; and

(d) members of the Advisory Committee of the Company, or the General Counsel of the Company;;

(e) any Employee of the Company while acting in their capacity as a Shadow Director or a Defacto Director, but only if the Company provides indemnification to such natural person in the same manner as that provided to Employees.

7. Section B, Definitions, subsection 7, Loss, is deleted in its entirety and the following is inserted:

7. Loss means damages, judgments, settlements, pre-judgment or post-judgment interest awarded by a court, and Costs, Charges and Expenses incurred by Directors and Officers under Insuring Clauses 1 or 2, or the Company under Insuring Clause 3. Loss does not include:

a) taxes, fines or penalties, except: civil penalties assessed against any of the Directors and Officers pursuant to the Foreign Corrupt Practices Act at 15 U.S.C. § 78dd-2(g)(2)(B) (“FCPA Claim”); provided, however, the maximum limit of the Insurer’s liability for all Loss in the aggregate arising from all such FCPA Claims shall be $50,000 (“FCPA Sub-Limit of

99

Liability”). The FCPA Sub-Limit of Liability shall be part of the aggregate Limit of Liability stated Item C.1.c. of the Declarations for this Coverage Section.

b) matters uninsurable under the laws pursuant to which this Policy is construed. Provided, however, that the Insurer shall not assert that the portion of any amounts representing a settlement, judgment or Costs, Charges and Expenses in a Claim alleging violations of Section 11 or 12 of the Securities Act of 1933, where such Claim is arising from an offer, sale or purchase of Securities in a transaction that is exempt from registration under the Securities Act of 1933, or any amendments thereto or any rules and regulations promulgated thereunder, constitutes uninsurable loss, and shall treat such amounts as Loss under the Policy.

c) punitive or exemplary damages, or the multiple portion of any multiplied damage award, except to the extent that such punitive or exemplary damages, or multiplied portion of any multiplied damage award are insurable under the internal laws of any applicable jurisdiction which most favors coverage for such damages;

d) the cost of any remedial, preventative or other non-monetary relief, including without limitation any costs associated with compliance with any such relief of any kind or nature imposed by any judgment, settlement or governmental authority;

e) any amount for which the Insured is not financially liable or legally obligated to pay;

f) the costs to modify or adapt any building or property to be accessible or accommodating, or more accessible or accommodating, to any person; or

g) Clean Up Costs.

Provided, however, Loss shall also include, where permissible by law: (i) Costs, Charges and Expenses incurred by a Director and Officer in connection with the defense or appeal of an Extradition Proceeding; and, (ii) the premium for a bail bond, if bail is available for an Extradition Proceeding in the country at issue, but the Insurer shall be under no obligation to provide such bail bond;

and Subject to the other terms, conditions and exclusions of this Policy, Loss shall also include Costs, Charges and Expenses for items specifically excluded from Loss pursuant to paragraphs (a) through (g) above.

8. Section B, Definitions, is amended to add the following:

Clean Up Costs means expenses, including but not limited to legal and professional fees, incurred in testing for, monitoring, cleaning up, removing, containing, treating, neutralizing, detoxifying or assessing the effects of Pollutants;

Corporate Homicide Investigation means a criminal investigation under the Corporate Manslaughter and Corporate Homicide Act, United Kingdom Statutes 2007, c. 19, sec. 1 et seq., (“Act”) against a Private UK Company, commenced by the service upon or other receipt by such Private UK Company of a written notice or subpoena from the investigating authority of the United Kingdom identifying such Private UK Company as an entity whom a criminal proceeding under the Act may be commenced.

Corporate Homicide Investigation Costs means:

1. Costs, Charges and Expenses incurred by the Private UK Company in defending the Corporate Homicide Investigation; and

2. Corporate Homicide Investigation Public Relation Expenses.

Corporate Homicide Investigation Public Relation Expenses means the reasonable fees and related expenses of a public relations firm or consultant, crisis management firm or law firm, which the Private UK Company may, in the reasonable exercise of its discretion, engage with the written consent of the Insurer, not to be unreasonably withheld or delayed, in order to prevent or limit adverse effects or negative publicity which it is anticipated may arise from a Corporate Homicide Investigation.

Employee means: (i) any person who was, now is or shall become a full-time or part-time employee of the Company, including voluntary, seasonal, and temporary employees; (ii) any leased employee working for the Company, but only if the Company provides indemnification to such leased employee in the same manner as that provided to Employees who are not leased employees or independent contractors; and (iii) any natural person independent contractor (or natural person provided by an entity independent contractor) working for the Company pursuant to an express contract or agreement between the independent contractor and the Company, which sets forth the nature of the retention of the independent contractor, but only if the Company provides indemnification to such natural person in the same manner as that provided to Employees who are not leased employees or independent contractors.

Extradition Proceeding means a formal written request, pursuant to an applicable treaty, from one country (the “Requesting Country”) to another country (the “Requested Country”) to have a Director and Officer extradited from the Requested Country to the Requesting Country.

Pollutants mean any substance exhibiting any hazardous characteristics as defined by, or identified on a list of hazardous substances issued by the United States Environmental Protection Agency or any federal, state, county, municipal or local counterpart thereof or any foreign equivalent. Such substances shall include, without limitation, solids, liquids, gaseous or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials. Pollutants shall also mean any other air emission, odor, waste water, oil or oil products, infectious or medical waste, asbestos or asbestos products, noise, fungus (including mold or mildew and any mycotoxins, spores, scents or byproducts produced or released by fungi, but does not include any fungi intended by the Insured for consumption) and electric or magnetic or electromagnetic field.

Private UK Company is a Subsidiary of the Parent Company, where such Subsidiary (1) is organized under the laws of the United Kingdom, and (2) is comprised of securities that have not been the subject of a public offering, solicitation, sale, distribution or issuance, and are not publicly traded.

9. Section C, Exclusions, subsection 1, Exclusions Applicable to All Insuring Clauses, paragraph (a), is deleted in its entirety and the following is inserted:

a) for actual or alleged bodily injury, sickness, disease, death, false imprisonment, mental anguish, emotional distress, invasion of privacy of any person, or damage to or destruction of any tangible or intangible property including loss of use thereof, whether or not such property is physically injured; provided, however, this exclusion shall not apply to any Claim brought directly, derivatively or otherwise by one or more securities holders of the Company in their capacity as such.

10. Section C, Exclusions, subsection 1, Exclusions Applicable to All Insuring Clauses, paragraph (b)(i), is deleted in its entirety and the following is inserted:

(i) any Wrongful Act, fact, circumstance or situation which has been the subject of any written notice of a Claim or notice of circumstances, given under any other management liability policy of which this Policy is a renewal or replacement or which it succeeds in time; However, regarding notice of circumstances, this exclusion only applies if, prior to the effective date, the insurer of the earlier policy has accepted the notice of circumstances.

11. Section C, Exclusions, subsection 1, Exclusions Applicable to All Insuring Clauses, paragraph (c), is deleted in its entirety.

12. Section C, Exclusions, subsection (e), is deleted in its entirety and the following is inserted:

(e) brought or maintained by, on behalf of, in the right of, or at the direction of any Insured in any capacity, or any Outside Entity, in any respect and whether or not collusive, or which is brought by any securities holder or member of the Company, whether directly or derivatively, unless the Claim of such securities holder or member is instigated and continued totally independent of, and totally without the solicitation, assistance, active participation, or intervention of, any Director and Officer or the Company; provided, however, that Whistleblower Conduct by a Director and Officer, other than a director, shall not be considered solicitation, assistance, active participation, or intervention of a Director and Officer;

and provided further that this exclusion shall not apply to any Claim that:

(i) is brought or maintained by any Insured in the form of a cross claim, third party claim or other proceeding for contribution or indemnity which is part of, and directly results from a Claim that is covered by this Coverage Section;

(ii) is brought or maintained by an employee of the Company who is not or was not a director or officer of the Company, including any Claim brought by such employee for any actual or alleged violation of the provisions of 31 U.S.C. 3729 of the Federal False Claims Act, or any similar provision of any federal, state, local or foreign statutory law;

(iii) is brought or maintained by any former director or officer of the Company and where such Claim is first made two (2) years subsequent to the date such director or officer ceased to be a director or officer of the Company;

(iv) is brought or maintained by any bankruptcy or insolvency trustee or bankruptcy appointed representative of the Company, or receiver, examiner,

liquidator or similar official for the Company; or

(v) any Claim brought and maintained by a Director and Officer, as that term is defined in subparagraphs a or c of definition 4, of a Company formed and operating solely in a country other than the United States of America, Canada, or any other common law country.

For purposes of this exclusion, Whistleblower Conduct means any of the activity set forth in 18 U.S.C. Sec. 1514A(a), engaged in by a whistleblower with a federal regulatory or law enforcement agency, Member of Congress or any committee of Congress, or person with supervisory authority over the whistleblower, or an enforcement action by the whistleblower set forth in 18 U.S.C. Sec. 1514A (b);

13. Section C, Exclusions, subsection 1, Exclusions Applicable to All Insuring Clauses, paragraph (f), is deleted in its entirety and the following is inserted:

f) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) any deliberately fraudulent or criminal act of an Insured; provided, however this exclusion f)(i) shall not apply unless and until there is a final, non-appealable adjudication in any action or proceeding against such Insured as to such conduct, other than in an action or proceeding initiated by the Insurer to determine coverage under the Policy, or

(ii) the gaining of any profit, remuneration or financial advantage to which any Directors and Officers were not legally entitled; provided, however this exclusion f)(ii) shall not apply unless and until there is a final, non-appealable adjudication in any action or proceeding against such Directors and Officers as to such conduct, other than in an action or proceeding initiated by the Insurer to determine coverage under the Policy.

14. Section C, Exclusions, subsection 1, Exclusions Applicable to All Insuring Clauses, paragraph (k), is deleted in its entirety and the following is inserted:

k) alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving:

(i) any prior or pending litigation or administrative or regulatory proceeding, demand letter or formal governmental investigation filed or pending on or before the Continuity Date; or

104

(ii) any fact, circumstance, situation, transaction or event underlying or alleged in such litigation or administrative or regulatory proceeding, demand letter or formal governmental investigation;

15. Section C, Exclusions, subsection 1, Exclusions Applicable to All Insuring Clauses, paragraph (l), is deleted in its entirety.

16. Section C, Exclusions, subsection 1, Exclusions Applicable to All Insuring Clauses, paragraph (n), is amended to add the following:

This exclusion shall also not apply to:

(i) any Claim for Loss alleging a Wrongful Act which occurred during the Insured’s preparations to commence an initial public offering (“IPO”) and which occurred at any time prior to 12:01 a.m. on the date the IPO commences (“IPO Effective Time”), including any Claim for Loss alleging a Wrongful Act which occurred during the road show; provided, however that the coverage otherwise afforded under this paragraph shall be deemed to be void ab initio effective the IPO Effective Time; provided, further, however, that coverage shall not be deemed void ab initio if (1) the Claim is first made and reported pursuant to Section E, Notification, paragraph 1 of this coverage part prior to the IPO Effective Time, and (2) a public company D&O policy is not applicable to such Claim;

(ii) any Claim for Loss alleging a Wrongful Act arising out of the Insured’s failure to commence an IPO; and

(iii) any Claim arising from an offer, sale or purchase of the Company’s own securities if those securities are notes, bonds or debentures or any other instrument representing a debt owed by the Company to the extent such instruments would be deemed securities under the federal, state, local or foreign regulation, rule or statute, or any common law, regulating securities.

17. Section C, Exclusions, subsection 1, Exclusions Applicable to All Insuring Clauses, is amended to add the following:

alleging, based upon, arising out of, or attributable to the rendering or failure to render professional services. Provided, however, this exclusion shall not apply to any Claim(s) brought by a shareholder of the Company in the form of a shareholder class, direct or derivative action alleging failure to supervise those who performed or failed to perform such professional services, provided that such shareholder action is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of, the Company and/or any Insureds.

with respect to Insuring Clause 4, any amounts incurred for compliance with a Publicity Order pursuant to Section 10 of the Act.

18. Section C, Exclusions, subsection 2, Exclusions Applicable Only Insuring Clause A3, paragraph (a), is deleted in its entirety and the following is inserted:

a) for the actual or alleged breach of any contract or agreement; except and to the extent the Company would have been liable in the absence of such contract or agreement; or

19. Section C, Exclusions, subsection 2, Exclusions Applicable Only Insuring Clause A3, paragraph (b), subparagraph (ii), is deleted in its entirety.

20. Section D, Limit Of Liability And Retention, is amended to add the following:

The Insurer’s maximum limit of liability for all Corporate Homicide Investigation Costs shall be $100,000 (“Corporate Homicide Investigation Costs Sub-Limit Of Liability”). The Corporate Homicide Investigation Costs Sub-Limit Of Liability shall be part of and not in addition to the aggregate Limit of Liability stated Item C.1.c. of the Declarations for this Coverage Section.

21. Section E, Notification, paragraph 1, is deleted in its entirety and the following is inserted:

1. The Insureds shall, as a condition precedent to their rights to payment under this Coverage Section only, give Insurer written notice of any Claim as soon as practicable after the Company’s general counsel or risk manager (or equivalent positions) first becomes aware of such Claim, but in no event later than ninety (90) days after the end of the Policy Period, or respecting any Claim first made against the Insureds during the Extended Period, if purchased, ninety (90) days after the end of the Extended Period.

22. Section I, Allocation, is deleted in its entirety and the following is inserted:

I. ALLOCATION

If a Claim includes both Loss that is covered under this Policy and loss that is not covered under this Policy, either because the Claim is made against both Insureds and others, or the Claim includes both covered allegations and

106

 allegations that are not covered (hereinafter, “Allocated Claim”), the Insureds and the Insurer shall allocate such amount between covered Loss (except for Costs, Charges and Expenses) and loss that is not covered based upon the relative legal and financial exposures and the relative benefits obtained by the parties. The Insurer shall not be liable under this Policy for the portion of such amount allocated to non-covered Loss.

The above paragraph shall not apply to Costs, Charges and Expenses, and the Insurer shall pay 100% of Costs, Charges and Expenses arising out of a covered Allocated Claim, subject to all terms, conditions, limitations and exclusions contained in the Policy and all endorsements thereto (whether preceding or following this endorsement).

All other terms and conditions of this Policy remain unchanged.

Authorized Representative

EPL COVERAGE SECTION AMENDED TO INCLUDE WAGE AND HOUR CLAIMS

COSTS, CHARGES AND EXPENSES SUBLIMIT COVERAGE ONLY

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

THIS ENDORSEMENT MODIFIES INSURANCE PROVIDED UNDER THE FOLLOWING:

ACE EXPRESS PRIVATE COMPANY MANAGEMENT INDEMNITY POLICY

It is agreed that the Employment Practices Coverage Section is amended as follows:

1. Section A, Insuring Clauses, subsection 1, Employee Insuring Clause, is amended to add the following:

The Insurer shall pay on behalf of the Insureds all Costs, Charges and Expenses which the Insureds have become legally obligated to pay by reason of a Wage and Hour Claim first made against the Insureds during the Policy Period or, if elected, the Extended Period, and reported to the Insurer pursuant to subsection E1 herein, for any Employment Practices Wrongful Act taking place prior to the end of the Policy Period. The maximum limit of the Insurer’s liability for all Costs, Charges and Expenses in the aggregate arising from all such Wage and Hour Claims shall be $150,000 (hereinafter known as the Wage and Hour Claim Sub-Limit of Liability). The Wage and Hour Claim Sub-Limit of Liability shall be part of and not in addition to the otherwise applicable aggregate Limit of Liability stated in the Declarations, and will in no way serve to increase such Limit of Liability.

This Policy shall not afford any coverage for Loss arising out of any Wage and Hour Claim, or attributable solely to any actual or alleged violation of any Wage and Hour

Law(s), other than Costs, Charges and Expenses.

2. Section B, Definitions, subsection 6, Employment Practices Wrongful Act, is amended to add the following:

n) Solely with respect to the coverage provided for a Wage and Hour Claim, (i) violation of any Wage and Hour Law; or (ii) improper payroll deductions, failure to pay wages, misclassification of exempt or non-exempt employee status, failure to pay compensation earned by or due to the claimant (including but not limited to commission, vacation and sick days, retirement benefits, and severance pay), failure to pay overtime pay for hours actually worked or labor actually performed, or any violation of any law, rule or regulation, or amendments thereto (whether statutory or common law, or otherwise), that governs the same topic or subject.

3. The last sentence of Section C, Exclusions, subsection 4, is deleted in its entirety and the following is inserted:

Provided, however, this exclusion does not apply to:

1. any back-pay or front-pay allegedly due as the result of discrimination, or

2. that part of any such Claim alleging Retaliation, or,

3. Costs, Charges and Expenses arising from a Wage and Hour Claim, subject to the Wage and Hour Claim Sub-Limit of Liability, except for: (i) any Claim alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving any violation of any California state or local Wage and Hour Law; or (ii) any Claim which is brought or made in California alleging, based upon, arising out of, attributable to, directly or indirectly resulting from, in consequence of, or in any way involving any violation of any Wage and Hour Law.

4. Section B, Definitions, is amended to add the following:

Wage and Hour Claim means any Claim, or that portion of any Claim, alleging, based upon, arising out of, or attributable to: (i) any violation of any Wage and Hour Law; and/or (ii) improper payroll deductions, unpaid wages, misclassification of exempt or non-exempt employee status, compensation earned by or due to the claimant but not paid (including but not limited to commission, vacation and sick days, retirement benefits, and severance pay), overtime pay for hours actually worked or labor actually performed, or any violation of any law, rule or regulation, or amendments thereto (whether statutory or common law, or otherwise), that governs the same topic or subject.

Wage and Hour Law means: (i) the Fair Labor Standards Act (except the Equal Pay Act), as amended, or any rules or regulations promulgated thereunder, or similar provisions of any common or statutory federal, state, local or foreign law, or amendments thereto; and/or (ii) any law, rule or regulation, or amendments thereto (whether statutory or common law, or otherwise) governing or relating to: (a) the payment of wages, including payment of unpaid salary, hourly pay, on-call time and overtime pay; and/or (b) the classification of employees for purposes of determining employees’ eligibility for compensation under such law, rules or regulations.

All other terms and conditions of this Policy remain unchanged.

Authorized Representative

DISCLOSURE PURSUANT TO TERRORISM RISK

INSURANCE ACT

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

Disclosure Of Premium

In accordance with the federal Terrorism Risk Insurance Act, we are required to provide you with a notice disclosing the portion of your premium, if any, attributable to coverage for terrorist acts certified under the Terrorism Risk Insurance Act. The portion of your premium attributable to such coverage is shown in this endorsement or in the policy Declarations.

Disclosure Of Federal Participation In Payment Of Terrorism Losses

The United States Government, Department of the Treasury, will pay a share of terrorism losses insured under the federal program. The federal share equals 85% of that portion of the amount of such insured losses that exceeds the applicable insurer retention. However, if aggregate insured losses attributable to terrorist acts certified under the Terrorism Risk Insurance Act exceed $100 billion in a Program Year (January 1 through December 31), the Treasury shall not make any payment for any portion of the amount of such losses that exceeds $100 billion.

Cap On Insurer Participation In Payment Of Terrorism Losses

If aggregate insured losses attributable to terrorist acts certified under the Terrorism Risk Insurance Act exceed $100 billion in a Program Year (January 1 through December 31) and we have met our insurer deductible under the Terrorism Risk Insurance Act, we shall not be liable for the payment of any portion of the amount of such losses that exceeds $100 billion, and in such case insured losses up to that amount are subject to pro rata allocation in accordance with procedures established by the Secretary of the Treasury.

We are providing you with the terrorism coverage required by the Act. We have not established a separate price for this coverage; however the portion of your annual premium that is reasonably attributable to such coverage is: $0.

Authorized Agent

ACE Producer Compensation

Practices & Policies

ACE believes that policyholders should have access to information about ACE's practices and policies related to the payment of compensation to brokers and independent agents. You can obtain that information by accessing our website at http://www.aceproducercompensation.com or by calling the following toll-free telephone number: 1-866-512-2862.

TRADE OR ECONOMIC SANCTIONS ENDORSEMENT

Named Insured York River Electric, Inc.

Endorsement Number

Policy Symbol DON

Policy Number G24223450 001

Policy Period 08/20/2011 to 08/20/2012

Effective Date of Endorsement 08/20/2011

Issued By (Name of Insurance Company) Westchester Fire Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

This insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit us from providing insurance, but not limited to, the payment of claims. All other terms and conditions of policy remain unchanged.

Authorized Agent

Important Information

 toVirginia Policyholders

Regarding Your Insurance

In the event you need to contact someone about this insurance for any reason please contact your agent. If no agent was involved in the sale of this insurance, or if you have additional questions you may contact the insurance company issuing this insurance at the following address and telephone number

ACE USA Companies

Customer Support Service Department

436 Walnut Street

PO Box 1000

Philadelphia, PA 19106-3703

1-800-352-4462

If you have been unable to contact or obtain satisfaction from the company or the agent, you may contact the Virginia State Corporation Commission’s Bureau of Insurance at:

1300 East Main Street

Tyler Building

Richmond, VA 23219

Consumer Hot Line: 1-800-552-7945

Bureau of Insurance: 804-371-9185

Written correspondence is preferable so that a record of your inquiry is maintained. When contacting your agent, company or the Bureau of Insurance, have your policy number available.

U. S. TREASURY DEPARTMENT'S OFFICE OF FOREIGN

ASSETS CONTROL ("OFAC")

ADVISORY NOTICE TO POLICYHOLDERS

No coverage is provided by this Policyholder Notice nor can it be construed to replace any provisions of your policy. You should read your policy and review your Declarations page for complete information on the coverages you are provided.

This Notice provides information concerning possible impact on your insurance coverage due to directives issued by OFAC. Please read this Notice carefully.

The Office of Foreign Assets Control (OFAC) administers and enforces sanctions policy, based on Presidential declarations of "national emergency". OFAC has identified and listed numerous:

 Foreign agents;

 Front organizations;

 Terrorists;

 Terrorist organizations; and

 Narcotics traffickers;

as "Specially Designated Nationals and Blocked Persons". This list can be located on the United States Treasury's web site – http//www.treas.gov/ofac.

In accordance with OFAC regulations, if it is determined that you or any other insured, or any person or entity claiming the benefits of this insurance has violated U.S. sanctions law or is a Specially Designated National and Blocked Person, as identified by OFAC, this insurance will be considered a blocked or frozen contract and all provisions of this insurance are immediately subject to OFAC. When an insurance policy is considered to be such a blocked or frozen contract, no payments nor premium refunds may be made without authorization from OFAC. Other limitations on the premiums and payments also apply.

[Letterhead York river Electric]

108 Production Drive • Yorktown, Virginia 23693 • Phone (757) 369-3673 • Fax (757) 369-3680

SCHEDULE 4.12 – INTELLECTUAL PROPERTY

Please see individual files of employees of YRE previously shown to Iron Eagle who hold Master Electrician licenses. Except as set forth here, the Company owns the entire, unencumbered right, title and interest to all such Intellectual Property indicated as owned by it, and, except as set forth here, no Contracts, Permits or other rights or licenses have been granted to others with respect to any of such Intellectual Properties.  Except as set forth here, the Company owns or possesses the right to use all the Intellectual Property necessary for the conduct of the Business as now conducted and as proposed to be conducted by the Buyer, without any known conflict with the rights of others, or any known use by others which conflicts in any respect with the rights of the Company.  The Company has not received any notice, and neither the Company nor the Seller have any Knowledge, of any claimed conflict with respect to any of the foregoing, nor are they aware of any claim or assertion that any of the foregoing Intellectual Properties are invalid or defective in any way, nor are they aware of any facts or prior act upon which such a claim or assertion could be based. Neither the Company nor the Seller has any Knowledge of any default or claimed or purported or alleged default or state of facts which, with notice or lapse of time or both, would constitute a default on the part of any party in the performance of any obligation to be performed or paid by any party under any Contract or Permit referred to in, or submitted as a part of this package.  The Company and the Seller represent and warrant to the Buyer that they have provided the Buyer complete access to copies of all Intellectual Property set forth here.

NO EXCEPTIONS

[Letterhead York River Electric]

108 Production Drive • Yorktown, Virginia 23693 • Phone (757) 369-3673 • Fax (757) 369-3680

SCHEDULE 4.13 – LITIGATION

Except as set forth here, there is no action, litigation, administrative proceeding, arbitration, proceeding or governmental investigation affecting the Business, property, assets and/or business operations of the Company. None of the matters set forth in this schedule either severally or in the aggregate, materially and adversely affect the financial condition, Business, property or assets of the Company.  There are no investigations pending or threatened by any federal, state, local or foreign government or by any agency or instrumentality thereof, the effect of which would impair or affect the Business.

NO LITIGATION, ADMINISTRATIVE PROCEEDING, ARBITRATION, PROCEEDING OR GOVERNMENTAL INVESTIGATION EXISTS.

[Letterhead York River Electric]

108 Production Drive • Yorktown, Virginia 23693 • Phone (757) 369-3673 • Fax (757) 369-3680

SCHEDULE 4.14 – GOVERNMENTAL AND OTHER CONSENTS

Except as set forth in here, no Consent or Permit is required by the Company or the Seller to complete the Transaction or take any action necessary to transfer the Shares to the Buyer.  The Company and the Seller have, or prior to the Closing will have, furnished to the Buyer true and complete copies of any such Consents or Permits required by this SPA.

NO EXCEPTIONS

[Letterhead York River Electric]

108 Production Drive • Yorktown, Virginia 23693 • Phone (757) 369-3673 • Fax (757) 369-3680

SCHEDULE 4.15 – PERMITS

Please see the permits previously presented to Iron Eagle

Schedule 4.19  Volume Submitter 401(k) Profit Sharing Plan

ADOPTION AGREEMENT FOR

GOODMAN & COMPANY, L.L.P.

VOLUME SUBMITTER 401(K) PROFIT SHARING PLAN

CAUTION: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in this Employer Information Section.)

1.

EMPLOYER'S NAME, ADDRESS, TELEPHONE NUMBER AND TIN

Name: York River Electric, Inc.

Address: 3201 Old Williamsburg Road Street

    Yorktown

Virginia

23690

City

State

 Zip

Telephone:  (757) 369-3673

Taxpayer Identification Number (TIN):  54-1361537

2.

TYPE OF ENTITY

a. [ ] Corporation (including Tax-exempt or Non-profit Corporation)

b. [ ] Professional Service Corporation

c. [X] S Corporation

d. [ ] Limited Liability Company that is taxed as:

1. [ ] a partnership or sole proprietorship

2. [ ] a Corporation

3. [ ] an S Corporation

e. [ ] Sole Proprietorship

f. [ ] Partnership (including Limited Liability)

g. [ ] Other: (must be a legal entity recognized under federal income tax laws)

1

Volume Submitter 401(k) Profit Sharing Plan

3.

EMPLOYER'S FISCAL YEAR means the 12 consecutive month period:

a. [X] Beginning on January 1st                (e.g., January 1st)

month      day

and ending on December 31st           .

month     day

b. [ ] Other: (must be the period used for IRS reporting purposes)

4.

AFFILIATED EMPLOYERS/PARTICIPATING EMPLOYERS.

 Is the Employer a member of a controlled group or an affiliated service group (within the meaning of Code Section 414(b), (c), or (o))?

a. [X]  No.

b. [ ] Yes, Employer is a member of (select all that apply):

1. [ ] a controlled group

2. [ ] an affiliated service group

AND, will any other Employers adopt the Plan as Participating Employers?

c. [ ] Yes. (Complete a Participation Agreement for each Participating Employer.)

d. [X] No. (The Plan could fail to satisfy the Code Section 410(b) coverage rules.)

NOTE: If this is a Professional Employer Organization or another multiple employer arrangement in which different employers will have different conditions for eligibility, etc., then the Multiple Employer Participation Agreement must be completed for each employer.

PLAN INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in Questions 9. through 11.)

5.

PLAN NAME:

York River Electric, Inc. 401(k) Safe Harbor Plan

6.

EFFECTIVE DATE

a. [ ] This is a new Plan effective as of (hereinafter called the "Effective Date").

2

Volume Submitter 401(k) Profit Sharing Plan

b. [X] This is an amendment and restatement of a plan which was originally effective January 1, 1990 . The effective date of this amendment and restatement is January 1, 2010 (hereinafter called the "Effective Date").

c. [ ] FOR EGTRRA RESTATEMENTS: This is an amendment and restatement to bring a plan into compliance with the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") and other legislative and regulatory changes. The Plan's original effective date was . Except as specifically provided in the Plan, the effective date of this amendment and restatement is (hereinafter called the "Effective Date"). (May enter a restatement date that is the first day of the current Plan Year. The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws.)

7.

PLAN YEAR means the 12 consecutive month period:

Beginning on January 1st                   (e.g., January 1st)

month            day

and ending on December 31st              .

   month          day

EXCEPT that there will be a Short Plan Year (if the effective date of participation is based on a Plan Year, then coordinate with Question 16.):

a. [X] N/A

b. [ ] beginning on                                                         (e.g., July 1, 2007)

month      day,         year

and ending on                                                             .

month         day,           year

8.

 VALUATION DATE means:

a. [X] Every day that the Trustee (or Insurer), any transfer agent appointed by the Trustee (or Insurer) or the Employer, and any stock exchange used by such agent are open for business (daily valuation).

b. [ ] The last day of each Plan Year.

c. [ ] The last day of each Plan Year half (semi-annual).

d. [ ] The last day of each Plan Year quarter.

e. [ ] Other (specify day or days): (must be at least once each Plan Year).

3

Volume Submitter 401(k) Profit Sharing Plan

9.

PLAN NUMBER assigned by the Employer

a. [X] 001

b. [ ] 002

c. [ ] Other:

10.

TRUSTEE(S) OR INSURER(S):

a. [ } This Plan is funded exclusively with Contracts and the name of the Insurer(s) is:

(1)                                              (2)                                                  (if more than 2, add names to signature page).

b. [X] Individual Trustee(s) who serve as Trustee(s) over assets not subject to control by a corporate Trustee. (Add additional Trustees as necessary.)

Name(s)	Title(s)

Catherine McQuade

Mark Bryan

Address and Telephone number:

1. [X] Use Employer address and telephone number.

2. [ ] Use address and telephone number below:

Address:
Street

	City	State	Zip
Telephone:

4

Volume Submitter 401(k) Profit Sharing Plan

c. [ ] Corporate Trustee

Name:

Address:
Street

	City	State	Zip

Telephone:

AND, the Trustee shall serve as:

d. [X] a Directed (nondiscretionary) Trustee over-all Plan assets except for the following:

e. [ ] a Discretionary Trustee over-all Plan assets except for the following:

AND, shall a separate trust agreement that is approved by the IRS for use with this Volume Submitter Plan be used with this Plan?

f. [X] No.

g. [ ] Yes.

NOTE: If Yes is selected, an executed copy of the trust agreement between the Trustee and the Employer must be attached to this Plan. The Plan and trust agreement will be read and construed together. The responsibilities, rights and powers of the Trustee shall be those specified in the trust agreement.

11.

PLAN ADMINISTRATOR'S NAME, ADDRESS AND TELEPHONE NUMBER:

(If none is named, the Employer will be the Plan Administrator.)

a. [X] Employer (Use Employer address and telephone number).

b. [ ] Use name, address and telephone number below:

5

Volume Submitter 401(k) Profit Sharing Plan

Name:

Address:
Street

	City	State	Zip

Telephone:

12.

 CONSTRUCTION OF PLAN

This Plan shall be governed by the laws of the state or commonwealth where the Employer's (or, in the case of a corporate Trustee (or Insurer), such Trustee's (or Insurer's)) principal place of business is located unless another state or commonwealth is specified:                                                                     .

13.

 CONTRIBUTION TYPES

The following contributions are authorized under this Plan. The selections made below should correspond with the selections made under the Contributions and Allocations section of this Adoption Agreement.

a. [X] Elective Deferrals (Section 401(k) Salary Reductions including Roth Contributions, if selected, at Question 27.)

b. [ ] SIMPLE 401(k) Contributions (Question 28.)

c. [X] 401(k) Safe Harbor Contributions (Match/Nonelective) (Question 29.)

d. [X] Employer Matching Contributions (Question 30.)

e. [X] Employer Nonelective Profit Sharing Contributions (includes Prevailing Wage Contributions) (Question 31.)

f. [X] Rollover Contributions (Question 45.)

g. [ ] After-tax Voluntary Employee Contributions (Question 46.)

h. [ ] This is a frozen Plan effective: .

ELIGIBILITY REQUIREMENTS

14. ELIGIBLE EMPLOYEES (Plan Section 1.25) means all Employees (including Leased Employees) EXCEPT for the following Employees: (select all that apply below)

6

Volume Submitter 401(k) Profit Sharing Plan

NOTE: Unless otherwise specified in this Section, Elective Deferrals include Roth Elective Deferrals, after-tax voluntary Employee contributions, and Rollover Contributions; Matching includes QMACs; and Nonelective Profit Sharing includes QNECs. ADP/ACP safe harbor contributions and SIMPLE 401(k) contributions are subject to the exclusions for Elective Deferrals except as provided in Question 29.

	All Contributions		Elective Deferrals	Matching	Nonelective Profit Sharing
a. No Exclusions	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
b. Union Employees (as defined in Plan Section 1.25)	1. [X]	OR	2. [ ]	3. [ ]	4. [ ]
c. Nonresident Aliens (as defined in Plan Section 1.25)	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
d. Highly Compensated Employees	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
e. Leased Employees	1. [X]	OR	2. [ ]	3. [ ]	4. [ ]

f. Part-time/Temporary/Seasonal Employees. A part-time, temporary or seasonal Employee in an Employee whose regularly scheduled Service is less than [   ] Hours of Service in the relevant eligibility computation period.

	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

g. Other: [                                         ] (must be definitely determinable, may not be based on age or length of service (except as provided in f. above) or level of compensation and, if using the average benefits test to satisfy Code Section 401(b) coverage testing, must be a reasonable classification)

	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

15. CONDITIONS OF ELIGIBILITY (Plan Section 3.1)

Any Eligible Employee will be eligible to participate in the Plan upon satisfaction of the following (select a. or all that apply in b. – l.):

NOTE: Unless otherwise specified in this Section, Elective Deferrals include Roth Elective Deferrals, after-tax voluntary Employee contributions, and Rollover

7

Volume Submitter 401(k) Profit Sharing Plan

Contributions; Matching includes QMACs; and Nonelective Profit Sharing includes QNECs. ADP/ACP safe harbor contributions and SIMPLE 401(k) contributions are subject to the conditions for Elective Deferrals except as provided in Question 29.

	All Contributions		Elective Deferrals	Matching	Nonelective Profit Sharing
a. No age or service required	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
b. Age 20 1/2	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
c. Age 21	1. [ X]	OR	2. [ ]	3. [ ]	4. [ ]
D. Age [ ] (may not exceed 21)	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
e. 6 months of service	1. [ ]	OR	2. [X ]	3. [ ]	4. [ ]
f. 1 Year of service	1. [ ]	OR	2. [ ]	3. [X ]	4. [X ]
g. 2 Years of Service	N/A	OR	N/A	3. [ ]	4. [ ]

h. [             ] (not to exceed 1,000) Hours of Service within [                                  ] (not to exceed 12) consecutive months from the Eligible Employee's employment commencement date. If an Employee does not complete the state Hours of Service during the specified time period, the Employee is subject to the 1 Year of Service requirement in f. above

	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

i. [               ] (not to exceed 12) consecutive months of employment from the Eligible Employee's employment commencement date. If an Employee does not complete the stated number of months, the Employee is subject to the 1 Year of Servive requirement in f. above.

	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

j. Other: [                        ] (must be an age or service requirement that is definitely determinable and may not exceed age 21 and for Elective Deferrals, 1 Year of Service; for Employer natching and.or profit sharing contributions; may not exceed 2 Years of Service).

	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

8

Volume Submitter 401(k) Profit Sharing Plan

NOTE: For Employer matching and/or profit sharing contributions, if more than 1 Year of Service is selected, 100% immediate vesting is required.

NOTE: If the service requirement is or includes a fractional year, then an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in months of service, then an Employee will not be required to complete any specified number of Hours of Service in a particular month, unless selected in h. above. In both cases, the Plan must use the Elapsed Time method to determine service.

NOTE: Year of Service means Period of Service if Elapsed Time method is chosen.

AND, the service and/or age requirements specified above shall be waived in accordance with the following (leave blank if there are no waivers of conditions):

	All Contributions		Elective Deferrals	Matching	Nonelective Profit Sharing

k. If employed on [                  ] the following requirements will be waived. The waiver applies to any Eligible Employee unless c. selected below. Such Employees shall enter the Plan as of such date (select a. and/ or b. AND c. if applicable

	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
a. [ ] Service requirement (will let part-time Eligible Employees into the Plan)
b. [ ] age requirement
c. waiver is for [ ] (e.g., employees of a specific division or employees covered by a Code Section 410(b)(6)©

l. if employed on [        ] the following requirements will be waived. The waiver applies to any Eligible Employee unless c. selected below. Such Employees shall enter the Plan as of such date (select a. and/or b. AND c. if applicable)

	1. [ ]	OR	2. [X ]	3. [ ]	4. [ ]
a [ ] service requirement (will let part-time Eligible Employees into the Plan
b. [ ] age requirement
c. waiver is for [ ] (e.g., employees of a specific division or employees covered by a Code Section 410(b)(6)©

Volume Submitter 401(k) Profit Sharing Plan

16.

EFFECTIVE DATE OF PARTICIPATION (ENTRY DATE) (Plan Section 3.2)

An Eligible Employee who has satisfied the eligibility requirements will become a Participant in the Plan as of the date selected below:

NOTE:

Option e. below can only be selected when eligibility is six months of service or less and age is 20 1/2 or less.

However, options e.3 and e.4 may be selected when eligibility is 1 1/2 Years of Service or less and age is 20 1/2 or less and the Plan provides for 100% vesting.

NOTE:

Unless otherwise specified in this Section, Elective Deferrals include Roth Elective Deferrals, after-tax voluntary

Employee contributions, and Rollover Contributions; Matching includes QMACs; and Nonelective Profit Sharing includes QNECs. ADP/ACP safe harbor contributions and SIMPLE 401(k) contributions are subject to the provisions for Elective Deferrals except as provided in Question 29.

All

Contributions

ElectiveDeferrals Matching

NonelectiveProfit Sharing

a. Date requirements met 1. [ ] OR 2. [ ] 3. [ ] 4. [ ]

b. First day of the month coinciding

with or next following date requirements met

1. [ ] OR 2. [ ] 3. [ ] 4. [ ]

c. First day of the quarter coinciding

with or next following date requirements met

1. [ ] OR 2. [ ] 3. [ ] 4. [ ]

d. First day of Plan Year or first day

of 7th month of Plan Year coinciding

with or next following date requirements

met

1. [X] OR 2. [ ] 3. [ ] 4. [ ]

e. First day of Plan Year coinciding

with or next following date requirements met

1. [ ] OR 2. [ ] 3. [ ] 4. [ ]

f. First day of Plan Year in which

requirements met

N/A OR N/A 3. [ ] 4. [ ]

g. First day of Plan Year nearest date

requirements met

N/A OR N/A 3. [ ] 4. [ ]

h. Other:

, 1. [ ] OR 2. [ ] 3. [ ] 4. [ ]

provided that an Eligible Employee who has satisfied the maximum age (21) and service requirements (1 Year (or Period)

of Service (or more than 1 year if full and immediate vesting)) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan

Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

SERVICE

17.

RECOGNITION OF SERVICE WITH OTHER EMPLOYERS (Plan Sections 1.60 and 1.85)

a.

[X] No service with other Employers shall be recognized.

OR, service with the designated employers and purposes is recognized as follows (attach an addendum to the Adoption

Agreement if more than 3 employers):

© 2008 GOODMAN & COMPANY, L.L.P.

6

Volume Submitter 401(k) Profit Sharing Plan

Contribution

Eligibility Vesting Allocation

b. [ ]

Employer name: [ ] [ ] [ ]

c. [ ]

Employer name: [ ] [ ] [ ]

d. [ ]

Employer name: [ ] [ ] [ ]

e.

[ ] Limitations: [ ] [ ] [ ]

(e.g., credit service with X only on/following 1/1/07 or credit all service with entities the Employer acquires after

12/31/06).

NOTE:

If the other Employer(s) maintained this qualified Plan, then Years (and/or Periods) of Service with such Employer(s)

must be recognized pursuant to Plan Sections 1.60 and 1.85 regardless of any selections above.

18.

SERVICE CREDITING METHOD (Plan Sections 1.60 and 1.85)

NOTE:

If no selections are made in this Section, then the Hours of Service method will be used (with actual Hours of Service)

and the provisions set forth in the definition of Year of Service in Plan Section 1.85 will apply.

a.

[ ] Elapsed Time Method (Period of Service applies instead of Year of Service) shall be used for the following purposes

(select all that apply):

1. [ ]

all purposes. (If selected, skip to Question 19.)

2. [ ]

eligibility to participate.

3. [ ]

vesting.

4. [ ]

sharing in allocations or contributions.

b. [ ]

Hours of Service Method shall be used for the following purposes (select all that apply):

1.

[ ] eligibility to participate in the Plan. The eligibility computation period after the initial eligibility computation period shall:

a. [ ]

shift to the Plan Year.

b. [ ]

be based on each anniversary of the date the Employee first completes an Hour of Service.

2. [ ]

vesting. The vesting computation period shall be:

a. [ ]

the Plan Year.

b. [ ]

the date an Employee first performs an Hour of Service and each anniversary thereof.

3. [ ]

sharing in allocations or contributions (the computation period shall be the Plan Year).

AND, the following Hour of Service alternatives will apply (select all that apply):

4.

[ ] Equivalency Method. Instead of using actual Hours of Service, Hours of Service will be determined using the method selected below. Such method will apply to:

a. [ ]

all Employees.

b.

[ ] Employees for whom records of actual Hours of Service are not maintained or available

(e.g., salaried employees).

ON THE BASIS OF:

c. [ ]

days worked (10 hours per day).

d. [ ]

weeks worked (45 hours per week).

e. [ ]

semi-monthly payroll periods worked (95 hours per semi-monthly pay period).

f. [ ]

months worked (190 hours per month).

g. [ ]

bi-weekly payroll periods worked (90 hours per bi-weekly pay period).

5.

[ ] Number of Hours of Service Required. Year of Service means the applicable computation period during which an Employee has completed at least (not to exceed 1,000) Hours of Service.

© 2008 GOODMAN & COMPANY, L.L.P.

7

Volume Submitter 401(k) Profit Sharing Plan

VESTING

19.

VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))

a. [ ]

N/A. No Employer profit sharing or matching contributions are subject to a vesting schedule. (skip to Question 23.)

b.

[ ] 100% for those Participants employed on (enter date). For those Participants hired after such date, the vesting provisions selected below apply.

c. [X]

The vesting provisions selected below apply.

Vesting for Employer Nonelective Profit Sharing Contributions.

d. [ ]

N/A. No Employer profit sharing contributions are subject to a vesting schedule (skip to g.).

e.

[ ] 100% vesting. Participants are 100% vested in Employer profit sharing contributions upon entering Plan. (Required if eligibility requirement is greater than 1 Year (or Period) of Service.)

f.

[X] The following vesting schedule, based on a Participant's Years of Service (or Periods of Service if the Elapsed Time

method is selected), applies to Employer profit sharing contributions:

1. [X]

6 Year Graded: 0-1 year-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%

2. [ ]

4 Year Graded: 1 year-25%; 2 years-50%; 3 years-75%; 4 years-100%

3. [ ]

5 Year Graded: 1 year-20%; 2 years-40%; 3 years-60%; 4 years-80%; 5 years-100%

4. [ ]

3 Year Cliff: 0-2 years-0%; 3 years-100%

5. [ ]

7 Year Graded: 0-2 years-0%; 3 years-20%; 4 years-40%; 5 years-60%; 6 years-80%; 7 years-100%

6. [ ]

5 Year Cliff: 0-4 years-0%; 5 years-100%

7.

[ ] Other - Must be at least as liberal as either 5. or 6. above in each year without switching between the two schedules; or, if the following applies to any Employer matching contributions, as liberal as either 1. or 4.

above in each year without switching between the two schedules:

Service

Percentage

%

%

%

%

%

%

%

Vesting for Employer Matching Contributions.

g. [ ]

N/A. There are no Employer matching contributions subject to a vesting schedule.

h. [ ]

The schedule in e. or f.1 - f.4 above shall also apply to Employer matching contributions.

i.

[ ] 100% vesting. Participants are 100% vested in Employer matching contributions upon entering Plan. (Required if eligibility requirement is greater than 1 Year (or Period) of Service.)

j.

[X] The following vesting schedule, based on a Participant's Years of Service (or Periods of Service if the Elapsed Time

method is selected), applies to Employer matching contributions:

1. [X]

6 Year Graded: 0-1 year-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%

2. [ ]

4 Year Graded: 1 year-25%; 2 years-50%; 3 years-75%; 4 years-100%

3. [ ]

5 Year Graded: 1 year-20%; 2 years-40%; 3 years-60%; 4 years-80%; 5 years-100%

4. [ ]

3 Year Cliff: 0-2 years-0%; 3 years-100%

5.

[ ] Other - Must be at least as liberal as either 1. or 4. above in each year without switching between the two schedules:

Service

Percentage

%

%

%

%

%

%

%

© 2008 GOODMAN & COMPANY, L.L.P.

8

Volume Submitter 401(k) Profit Sharing Plan

20.

TOP-HEAVY VESTING (Plan Section 6.4(d))

If this Plan becomes a Top-Heavy Plan, the following vesting schedule, based on a Participant's Years of Service (or Periods of

Service if the Elapsed Time method is selected) shall be as follows:

a. [X]

N/A (the regular vesting schedule already satisfies one of the minimum top-heavy schedules).

b. [ ]

6 Year Graded: 0-1 year-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%

c. [ ]

3 Year Cliff: 0-2 years-0%; 3 years-100%

d.

[ ] Other - Must be at least as liberal as either b. or c. above in each year without switching between the two schedules. (If a different top-heavy schedule applies to different contribution sources, attach an addendum specifying the schedule that applies to each source):

Service

Percentage

%

%

%

%

%

%

%

21.

EXCLUDED VESTING SERVICE

a. [X]

No exclusions.

b. [ ]

Service prior to the initial Effective Date of the Plan or a predecessor plan.

c. [ ]

Service prior to the computation period in which an Employee attains age 18.

22.

VESTING FOR DEATH AND TOTAL AND PERMANENT DISABILITY

Regardless of the vesting schedule, Participants shall become fully Vested upon (select a. or all that apply of b. and c.):

a. [ ]

N/A. Apply vesting schedule, or all contributions to the Plan are fully Vested.

b. [X]

Death.

c. [X]

Total and Permanent Disability.

RETIREMENT AGES

23.

NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.52) means the:

a. [X]

date of a Participant's 65th birthday (not to exceed 65th).

b.

[ ] later of a Participant's birthday (not to exceed 65th) or the (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

24.

NORMAL RETIREMENT DATE (Plan Section 1.53) means the:

a. [X] Participant's NRA.

OR (select one)

b. [ ]

first day of the month coinciding with or next following the Participant's NRA.

c. [ ]

first day of the month nearest the Participant's NRA.

d. [ ]

Anniversary Date coinciding with or next following the Participant's NRA.

e. [ ]

Anniversary Date nearest the Participant's NRA.

25.

EARLY RETIREMENT DATE (Plan Section 1.21)

a. [ ]

N/A. No Early Retirement provision provided.

b. [X]

Early Retirement Date means the:

1. [X]

date on which a Participant satisfies the Early Retirement requirements.

2.

[ ] first day of the month coinciding with or next following the date on which a Participant satisfies the Early

Retirement requirements.

3.

[ ] Anniversary Date coinciding with or next following the date on which a Participant satisfies the Early

Retirement requirements.

AND, the Early Retirement requirements are:

4.

[X] Participant attains age 59 1/2 .

AND, completes.... (leave blank if not applicable)

a. [X] at least 5 Years (or Periods) of Service for vesting purposes.

b. [ ] at least Years (or Periods) of Service for eligibility purposes.

AND, shall a Participant become fully Vested upon attainment of the Early Retirement Date?

5. [X]

Yes.

6.[ ]

No.

© 2008 GOODMAN & COMPANY, L.L.P.

9

Volume Submitter 401(k) Profit Sharing Plan

COMPENSATION

26. COMPENSATION (Plan Section 1.14) with respect to any Participant means:

a. [X] Wages, tips and other compensation on Form W-2.

b. [ ] Section 3401(a) wages (wages for withholding purposes).

c. [ ] 415 safe harbor compensation.

COMPENSATION shall be based on the following determination period:

d. [X] the Plan Year.

e. [ ] the Fiscal Year coinciding with or ending within the Plan Year.

f. [ ] the calendar year coinciding with or ending within the Plan Year.

NOTE: The Limitation Year for Code Section 415 purposes shall be the same as the determination period for Compensation unless an alternative period is specified: (must be a consecutive twelve month period).

ADJUSTMENTS TO COMPENSATION. Compensation shall be adjusted by (select all that apply):

NOTE:

Elective Deferrals include Roth Elective Deferrals, Matching includes QMACs, and Nonelective Profit Sharing includes QNECs unless specified otherwise. ADP safe harbor matching contributions are subject to the provisions for

Employer matching contributions.

C

All

ontributionsElective

Deferrals Matching

Nonelective

Profit

Sharing

ADPSafe Harbor

Nonelective

g. No Adjustments 1. [ ] OR 2. [ ] 3. [ ] 4. [ ] 5. [ ]

h. including Salary Deferrals (401(k), 125, 1. [X]

132(f), 403(b), SEP, 414(h) pickup, & 457)

OR 2. [ ] 3. [ ] 4. [ ] 5. [ ]

i. excluding reimbursements or other expense

allowances, fringe benefits (cash or

non-cash), moving expenses, deferred

compensation (other than deferrals

specified in h. above) and welfare

benefits.

1. [ ] OR 2. [ ] 3. [ ] 4. [ ] 5. [ ]

j. excluding Compensation paid during the

determination period while not a

Participant in the component of the Plan

for which the definition applies.

1. [X] OR 2. [ ] 3. [ ] 4. [ ] 5. [ ]

k. excluding Compensation paid during the

determination period while not a

Participant in any component of the Plan

for which the definition applies.

1. [ ] OR 2. [ ] 3. [ ] 4. [ ] 5. [ ]

l. excluding overtime 1. [ ] OR 2. [ ] 3. [ ] 4. [ ] 5. [ ]

m. excluding bonuses 1. [ ] OR 2. [ ] 3. [ ] 4. [ ] 5. [ ]

n. excluding commissions 1. [ ] OR 2. [ ] 3. [ ] 4. [ ] 5. [ ]

o. Other:

(e.g., describe Compensation from the elections available above or a combination thereof as to a Participant group (e.g., no exclusions as to Division A Employees and exclude bonuses as to Division B Employees); and/or describe another exclusion

(e.g., exclude shift differential pay)).

NOTE: If l., m., n., or o. is selected, the definition of Compensation could violate the nondiscrimination rules.

NOTE: If the post-severance compensation provisions of the proposed Code Section 415 regulations were used, complete

Appendix A (Special Effective Dates and Other Permitted Elections).

© 2008 GOODMAN & COMPANY, L.L.P.

10

Volume Submitter 401(k) Profit Sharing Plan

CONTRIBUTIONS AND ALLOCATIONS

27.

SALARY REDUCTION ARRANGEMENT - ELECTIVE DEFERRALS (Plan Section 12.2)

A.

Deferral Limit. Each Participant may elect to have Compensation deferred by:

a. [ ]

up to %.

b.[ ]

from % to %.

c. [X]

up to the maximum amount allowed by law (i.e., Code Sections 402(g) and 415).

B.

Additional deferral limits. Regardless of the above limits, the following apply (select all that apply):

d. [ ]

No additional limits.

e. [X]

A Participant may make a separate election to defer up to 100 % of any bonus.

f.

[ ] For Participants who are Highly Compensated Employees determined as of the beginning of a Plan Year, then instead of 27.A applying, the deferral limit is (must be equal to or lower than limit selected in 27.A):

1. [ ] % of Compensation.

2.

[ ] the percentage equal to the deferral limit in effect under Code Section 402(g)(3) for the calendar year that begins with or within the Plan Year divided by the annual compensation limit in effect for the Plan

Year under Code Section 401(a)(17).

3. [ ]

other: (e.g., must be a specific limit that only applies to some or all HCEs).

C.

Catch-Up Contributions. May eligible Participants make Catch-Up Contributions?

g. [ ]

No (skip to D. below)

h. [X]

Yes

AND, Catch-Up Contributions

1. [X]

will be taken into account in applying any matching contribution under the Plan.

2. [ ]

will not be taken into account in applying any matching contribution under the Plan (may not be selected if this Plan provides for ADP safe harbor contributions).

Special Effective Date. Is there a special effective date for the Catch-Up Contribution provisions?

3.[ ]

No.

4.

[X] Yes, the effective date of the Catch-Up Contribution provisions is January 1, 2002 (enter special effective date or, if this is an EGTRRA restatement, enter the date (not earlier than January 1, 2002)

when Catch-Up Contributions were first permitted).

AND, if the amount of Elective Deferrals that may be made to the Plan is limited in A. and/or B. above, are

Catch-Up Contributions aggregated with other Elective Deferrals in applying such limits?

5.

[X] No or N/A. There are no limits or Catch-Up Contributions may be made in addition to any imposed limits.

6. [ ]

Yes. (If selected, the limits in A. and/or B. must not be less than 75% of Compensation.)

D. Roth Contributions. May Participants designate all or a portion of their Elective Deferrals as Roth Elective Deferrals?

i. [ ]

No.

j.

[X] Yes.

Special Effective Date. Is there a special effective date for the Roth Elective Deferral provisions?

1.[ ]

No.

2.

[X] Yes, the effective date of the Roth Elective Deferral provisions is July 7, 2010 (enter special effective date or, if this is an EGTRRA restatement, enter the date (not earlier than January 1, 2006) when Roth

Elective Deferrals were first permitted).

E.

Special Effective Date. Is there a special effective date for the salary deferral component of the Plan?

k. [X]

No.

l.

[ ] Yes, the effective date of the salary deferral component of the Plan is (enter month day, year; may not be earlier than the date on which the Employer first adopts the salary deferral component of the Plan).

F.

Deferral Modifications. (Optional: the Administrator may adopt procedures that override any elections in this section without a formal Plan amendment.)

m.

[X] PARTICIPANTS MAY commence salary deferrals on the effective date of participation and on the first day of each Plan Year quarter (must be at least once each calendar year).

Participants may modify salary deferral elections:

n. [ ]

As of each payroll period

o. [ ]

On the first day of each month

p. [X]

On the first day of each Plan Year quarter

q. [ ]

On the first day of the Plan Year or the first day of the 7th month of the Plan Year

r. [ ]

Other: (must be at least once each calendar year)

© 2008 GOODMAN & COMPANY, L.L.P.

11

Volume Submitter 401(k) Profit Sharing Plan

G.

Automatic Deferral Provisions. Shall Participants who do not affirmatively elect to receive cash or have a specified amount of Compensation contributed to the Plan automatically have Compensation deferred?

s. [X]

No

t. [ ]

Yes, subject to the following provisions:

Special Effective date of the automatic deferral provisions:

1. [ ]

N/A. New Plan or provisions were in effect prior to this restatement (skip to 3. below).

2. [ ]

The provisions are first effective as of:

a. [ ]

the date of this restatement.

b. [ ]

Other:

Application to new Participants. The automatic deferral provisions apply to:

c.

[ ] Employees who become Participants on or after the effective date of the automatic deferral provisions.

d. [ ]

Participants who were hired on or after the effective date of the automatic deferral provisions.

Application to existing Participants. The automatic deferral provisions apply to those Participants in the Plan as of the effective date of the automatic deferral provisions in accordance with the following

(select one):

e. [ ]

All Participants. All Participants, regardless of any prior Salary Reduction Agreement.

f.

[ ] Election of at least automatic deferral amount. All Participants, except those who have a

Salary Reduction Agreement in effect on the automatic deferral provisions effective date,

provided the Elective Deferral amount under the Agreement is at least equal to the automatic deferral amount.

g.

[ ] No existing Salary Reduction Agreement. All Participants, except those who have a Salary

Reduction Agreement in effect on the automatic deferral provisions effective date (regardless of the Elective Deferral amount under that Agreement).

Type of Elective Deferral. The automatic deferral shall be a Pre-Tax Elective Deferral unless selected below:

3.

[ ] The automatic deferral shall be a Roth Elective Deferral (may only be selected if Roth Elective Deferrals are permitted at 27.D above).

Initial automatic deferral amount. Each Participant who is subject to the automatic deferral provisions will have

Compensation deferred by the following amount unless otherwise elected by the Participant:

4. [ ] % of Compensation for each payroll period.

5. [ ]

$ for each payroll period.

Escalation of deferral amount.

6. [ ]

N/A (no escalation)

7. [ ]

The initial automatic deferral amount shall increase as elected below:

a. [ ] % of Compensation per year up to a maximum of % of Compensation.

b. [ ]

$ per yearup to a maximum of $ .

c. [ ]

in accordance with the following schedule:

Plan Year of application to a Participant

Automatic Deferral Amount

1 - 2 3%

3 4%

4 5%

5 and thereafter 6%

d. [ ]

Other:

Timing of escalation. The escalation provision above shall apply as of:

e. [ ]

N/A (7.c. selected or entry at 7.d. includes timing provision).

f. [ ]

Each anniversary of the Participant's date of hire.

g. [ ]

Each anniversary of the Participant's Entry Date.

h. [ ]

The first day of each Plan Year.

i. [ ]

The first day of each calendar year.

j. [ ]

Other:

28.

SIMPLE 401(k) PLAN ELECTION (Plan Section 13.1)

Shall the SIMPLE 401(k) provisions of Article XIII apply?

a. [X]

No.

b.

[ ] Yes, the SIMPLE 401(k) provisions will apply. The Plan Year must be the calendar year and the Employer must be an

"eligible employer" as defined in Plan Section 13.1(b)(1). (If selected, then skip to 34).

© 2008 GOODMAN & COMPANY, L.L.P.

12

Volume Submitter 401(k) Profit Sharing Plan

29.

401(k) SAFE HARBOR PROVISIONS (Plan Section 12.8)

Will the ADP and/or ACP test safe harbor provisions be used? (select a., b., or c.)

NOTE: If the Employer wants the discretion to determine whether the provisions will apply on a year-by-year basis, then the

Employer may either select 29.a. (No) OR 29.b. or 29.c. and option 29.e.2.

a. [ ]

No. (If selected, skip to Question 30.)

b. [ ]

Yes, but only the ADP (and NOT the ACP) test safe harbor provisions will be used.

c. [X]

Yes, both the ADP and ACP test safe harbor provisions will be used.

IF c. is selected, does the Plan permit Employer matching contributions in addition to any safe harbor contributions selected in d. or e. below?

1.

[ ] No or N/A. Any Employer matching contributions, other than any safe harbor matching contributions selected in d. below, will be suspended in any Plan Year in which the safe harbor provisions are used.

2.

[X] Yes, the Employer may make Employer matching contributions in addition to any ADP test safe harbor matching contributions selected in d. below. (If selected, complete the provisions of the Adoption Agreement relating to Employer matching contributions (i.e., Question 30.) that will apply in addition to any selections made in d. below. Also, no allocation conditions may be imposed at 30.F.)

THE EMPLOYER WILL MAKE THE FOLLOWING ADP TEST SAFE HARBOR CONTRIBUTION FOR THE PLAN

YEAR:

NOTE: The ACP test safe harbor is automatically satisfied if the only matching contribution made to the Plan is either (1) a

Basic Matching Contribution or (2) an Enhanced Matching Contribution that does not provide a match on Elective

Deferrals in excess of 6% of Compensation.

d. [X]

Safe Harbor Matching Contribution (select 1. or 2. AND one from 3. - 6.)

1.

[ ] Basic Matching Contribution. The Employer will make matching contributions to the account of each

"eligible Participant" in an amount equal to the sum of 100% of the amount of the Participant's Elective

Deferrals that do not exceed 3% of the Participant's Compensation, plus 50% of the amount of the

Participant's Elective Deferrals that exceed 3% of the Participant's Compensation but do not exceed 5% of the

Participant's Compensation.

2. [X]

Enhanced Matching Contribution. The Employer will make matching contributions to the account of each

"eligible Participant" in an amount equal to the sum of:

a. [X] 100% (may not be less than 100%) of the Participant's Elective Deferrals that do not exceed

4% (may not be less than 3%; if over 6% or if left blank, the ACP test will still apply) of the

Participant's Compensation, plus

b.

[ ] % of the Participant's Elective Deferrals that exceed % of the Participant's

Compensation but do not exceed % (if over 6% or if left blank, the ACP test will still apply)

of the Participant's Compensation.

NOTE:

a. and b. must be completed so that, at any rate of Elective Deferrals, the matching contribution is at least equal to what the matching contribution would be if the Employer were making Basic

Matching Contributions (as defined in 29.d.1. above), but the rate of match cannot increase as deferrals increase. For example, if a. is completed to provide a match equal to 100% of deferrals up to 4% of Compensation, then b. need not be completed.

AND, the safe harbor matching contribution will be determined on the following basis (and Compensation for such purpose will be based on the applicable period):

3. [ ]

the entire Plan Year.

4. [X]

each payroll period.

5. [ ]

all payroll periods ending with or within each month.

6. [ ]

all payroll periods ending with or within each Plan Year quarter.

e. [ ]

Safe Harbor Nonelective Contributions. (select one)

1.

[ ] Fixed. The Employer will make a Safe Harbor Nonelective Contribution to the account of each "eligible

Participant" in an amount equal to % (may not be less than 3%) of the Employee's Compensation for the Plan Year.

2.

[ ] Discretionary ("maybe"). The Employer may elect to make a Safe Harbor Nonelective Contribution after a

Plan Year has commenced in accordance with the provisions of Plan Section 12.8(h). If this option e.2. is selected, the Safe Harbor Nonelective Contribution will be required only for a Plan Year for which the Plan is amended to provide for such contribution and the appropriate supplemental notice is provided to Participants.

3.

[ ] Other Plan. The Employer will make a Safe Harbor Nonelective Contribution to another defined contribution plan maintained by the Employer (specify the name of the other plan): .

FOR PURPOSES OF THE ADP test safe harbor contribution, the term "eligible Participant" means any Participant who is eligible to make Elective Deferrals with the following exclusions:

f. [X]

N/A. No exclusions.

© 2008 GOODMAN & COMPANY, L.L.P.

13

Volume Submitter 401(k) Profit Sharing Plan

g. [ ]

Exclusions (select all that apply, if any):

1. [ ]

Highly Compensated Employees.

2.

[ ] Employees who have not satisfied the greatest minimum age and service conditions permitted under Code

Section 410(a) (i.e., age 21 and 1 Year of Service), with the following deemed effective date of participation:

a. [ ]

The first day of the Plan Year in which the requirements are met.

b.

[ ] Other: (no later than the earlier of (a) 6 months after such requirements are satisfied, or (b)

the first day of the first Plan Year after such requirements are satisfied).

3.

[ ] Other: (must be a Highly Compensated Employee or an Employee who can be excluded under the permissive or mandatory disaggregation rules of Regulations Sections 1.401(k)-1(b)(4) and

1.401(m)-1(b)(4)).

SPECIAL EFFECTIVE DATE OF ADP AND ACP TEST SAFE HARBOR PROVISIONS

h. [X]

N/A.

i.

[ ] The ADP and ACP test safe harbor provisions are effective for Plan Years beginning on or after: (enter the first day of the Plan Year for which the provisions are effective and, if necessary, enter any other special effective dates that apply with respect to the provisions).

30.

EMPLOYER MATCHING CONTRIBUTIONS (Plan Section 12.1(a)(2))

NOTE:

Regardless of any selection below, if the ACP test safe harbor is being used (i.e., Question 29.c. is selected), then the

Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth below and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

A. Matching Formula.

a. [ ]

N/A. There will not be any Employer matching contributions (skip to Question 31.).

b. [X]

The Employer … (select 1. or 2.)

1.

[X] may make matching contributions equal to a discretionary percentage, to be determined by the

Employer, of the Participant's Elective Deferrals.

2.

[ ] will make matching contributions equal to % (e.g., 50) of the Participant's Elective Deferrals,

plus:

a. [ ]

N/A.

b.

[ ] an additional matching contribution of a discretionary percentage, to be determined by the

Employer, but not to exceed % (leave blank if not applicable) of Compensation.

AND, in determining the Employer matching contribution above, only Elective Deferrals up to the percentage or dollar amount specified below will be matched: (select 3. and/or 4. OR 5.)

3. [ ] % of a Participant's Compensation.

4. [ ]

$ .

5.

[X] a discretionary percentage of a Participant's Compensation or a discretionary dollar amount, the percentage or dollar amount to be determined by the Employer on a uniform basis for all Participants.

c.

[ ] The Employer may make matching contributions equal to a discretionary percentage, to be determined by the

Employer, of each tier, to be determined by the Employer, of the Participant's Elective Deferrals.

d.

[ ] The Employer will make matching contributions equal to a uniform percentage of each tier of each Participant's

Elective Deferrals, determined as follows:

NOTE:

Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant's applicable contributions that equals the specified percentage of the

Participant's Compensation (add additional tiers if necessary):

Tiers of Contributions Matching Percentage

(indicate $ or %)

First

%

Next

%

Next

%

Next

%

© 2008 GOODMAN & COMPANY, L.L.P.

14

Volume Submitter 401(k) Profit Sharing Plan

e.

[ ] The Employer will make matching contributions equal to a uniform percentage of each Participant's Elective

Deferrals based on the Participant's Years of Service (or Periods of Service if the Elapsed Time method is selected), determined as follows (add additional tiers if necessary):

Service

Matching Percentage

%

%

%

For purposes of the above matching contribution formula, a Year (or Period) of Service means a Year (or Period)

of Service for:

1. [ ]

vesting purposes.

2. [ ]

eligibility purposes.

NOTE:

If c., d., or e. above is selected, the Plan may violate the Code Section 401(a)(4) nondiscrimination requirements if the rate of Employer matching contributions increases as a Participant's Elective Deferrals or Years (or Periods) of

Service increase.

B.

Matching Limit. The Employer matching contribution made on behalf of any Participant for any Plan Year will not exceed:

f. [X]

N/A. No limit on the amount of matching contribution.

g. [ ]

$ .

h. [ ] % of Compensation.

C.

Period of Determination. The matching contribution formula will be applied on the following basis (and any

Compensation or dollar limitation used in determining the match will be based on the applicable period):

i. [ ]

the Plan Year.

j. [X]

each payroll period.

k. [ ]

all payroll periods ending within each month.

l. [ ]

all payroll periods ending with or within each Plan Year quarter.

m. [ ]

N/A, the Plan only provides for discretionary matching contributions (i.e., b.1. or c. is selected above).

NOTE:

For any discretionary match, the Employer shall determine the calculation methodology at the time the matching contribution formula is determined.

D.

QMACs. Shall the Employer matching contributions be Qualified Matching Contributions?

n.

[ ] Yes, ALL Employer matching contributions will be fully Vested, subject to restrictions on withdrawals as set forth in the Plan and may be used in either the ADP or ACP test.

o. [X]

No.

E.

Additional Matching Contributions. Will there be matching contributions in addition to the above (e.g., if there is a match made on a periodic basis as well as a match based on the end of the Plan Year)?

p. [X]

No.

q.

[ ] Yes. Specify the additional matching contribution by attaching an addendum to the Adoption Agreement that duplicates this entire Question 30.

F.

Allocation Conditions. Select r. OR s. and all that apply of t., u., or v. Note: If the ACP test safe harbor provision is used

(Question 29.c.), no conditions (option r. below) must be selected.

r.

[X] No conditions. All Participants share in the allocations regardless of service completed during the Plan Year or employment status at the end of the Plan Year. (skip to next Question.)

s. [ ]

Conditions for Participants NOT employed at the end of the Plan Year.

1.

[ ] A Participant must complete more than (not to exceed 500) Hours of Service (or (not to exceed 3) months of service if the Elapsed Time method is selected).

2.

[ ] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time method is selected). (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

3.

[ ] Participants will NOT share in the allocations, regardless of service. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

4. [ ]

Participants will share in the allocations, regardless of service.

5.

[ ] Other: (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service (or Period of Service if the Elapsed Time method is elected)).

© 2008 GOODMAN & COMPANY, L.L.P.

15

Volume Submitter 401(k) Profit Sharing Plan

t.

[ ] AND, Waiver of conditions for Participants NOT employed at the end of the Plan Year. Participants who are not employed at the end of the Plan Year due to the following shall be eligible to share in the allocations regardless of the above conditions (select all that apply):

1. [ ]

Death.

2. [ ]

Total and Permanent Disability.

3. [ ]

Early or Normal Retirement.

u.

[ ] Conditions for Participants employed at the end of the Plan Year. (Options 2. and 3. could cause the Plan to violate coverage requirements under Code Section 410(b).)

1. [ ]

No service requirement.

2.

[ ] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time method is selected).

3.

[ ] A Participant must complete at least (not to exceed 1,000) Hours of Service during the Plan

Year.

v.

[ ] Code Section 410(b) fail-safe. If s.2. or 3. and/or u.2. or 3. is selected, shall the Code Section 410(b) ratio percentage fail-safe provisions apply (Plan Section 12.3(f))?

1. [ ]

No or N/A.

2. [ ]

Yes, the Plan must satisfy the ratio percentage test of Code Section 410(b).

31.

FORMULA FOR DETERMINING EMPLOYER PROFIT SHARING CONTRIBUTION (Plan Section 12.1(a)(3)) (d. may be

selected in addition to b. or c.)

a.

[ ] N/A. No Employer Profit Sharing Contributions may be made (other than top-heavy minimum contributions) (skip to

Question 33.)

b. [X]

Discretionary contribution, to be determined by the Employer.

c. [ ]

Fixed contribution equal to % of Compensation of Participants eligible to share in allocations.

d.

[ ] Prevailing Wage Contribution. The Employer will make a Prevailing Wage Contribution on behalf of each Participant who performs services subject to the Service Contract Act, Davis-Bacon Act or similar Federal, State, or Municipal

Prevailing Wage statutes. The Prevailing Wage Contribution shall be an amount equal to the balance of the fringe benefit payment for health and welfare for each Participant (after deducting the cost of cash differential payments for the Participant) based on the hourly contribution rate for the Participant's employment classification, as designated on

Schedule A as attached to this Adoption Agreement. The Prevailing Wage Contribution shall not be subject to any age or service requirements set forth in Question 15. nor to any service or employment conditions set forth in Question 32.

and will be 100% Vested.

AND, is the Prevailing Wage Contribution considered a Qualified Nonelective Contribution?

1. [ ]

Yes.

2.[ ]

No.

AND, shall the Prevailing Wage Contribution made on behalf of a Participant for a Plan Year reduce (offset) other

Employer contributions allocated or contributed on behalf of such Participant for the Plan Year?

3. [ ]

No, the Prevailing Wage Contribution will be in addition to other Employer contributions.

4.

[ ] Yes, in accordance with the following: (1) if the Prevailing Wage Contribution is a Qualified Nonelective

Contribution as selected above, then it will offset any ADP test safe harbor contribution, and (2) if the

Prevailing Wage Contribution is not a Qualified Nonelective Contribution as selected above, then it will offset any other Employer contributions under the Plan (other than any ADP test safe harbor contributions).

AND, shall Highly Compensated Employees be excluded from receiving a Prevailing Wage Contribution?

5. [ ]

Yes.

6.[ ]

No.

© 2008 GOODMAN & COMPANY, L.L.P.

16

Volume Submitter 401(k) Profit Sharing Plan

CONTRIBUTION ALLOCATIONS

If b. or c. above is selected, the Employer profit sharing contribution for a Plan Year will be allocated as follows:

e. [ ]

NON-INTEGRATED ALLOCATION

1.

[ ] In the same ratio as each Participant's Compensation bears to the total of such Compensation of all

Participants.

2. [ ]

In the same dollar amount to all Participants (per capita).

3. [ ]

In the same dollar amount per Hour of Service completed by each Participant.

4.

[ ] In the same proportion that each Participant's points bears to the total of such points of all Participants. A

Participant's points with respect to any Plan Year shall be computed as follows (select all that apply):

a.

[ ] point(s) shall be allocated for each Year of Service (or Period of Service if the Elapsed Time

method is selected). However, the maximum Years (or Periods) of Service taken into account shall not exceed (leave blank if no limit on service applies).

b. [ ] point(s) shall be allocated for each full $ (may not exceed $200) of Compensation.

c. [ ] point(s) shall be allocated for each year of age as of the end of the Plan Year.

AND, if 31.e.4.a. above is selected, Year of Service (or Period of Service if applicable), means:

d. [ ]

Service for eligibility purposes.

e. [ ]

Service for vesting purposes.

f.

[ ] INTEGRATED (PERMITTED DISPARITY) ALLOCATION

In accordance with Plan Section 4.3(b)(2) based on a Participant's Compensation in excess of:

1. [ ]

The Taxable Wage Base.

2. [ ] % (not to exceed 100%) of the Taxable Wage Base. (see Note below)

3. [ ]

80% of the Taxable Wage Base plus $1.00.

4. [ ]

$ (not greater than the Taxable Wage Base). (see Note below)

NOTE:

The integration percentage of 5.7% shall be reduced to:

1. 4.3% if 2. or 4. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.

2. 5.4% if 3. is selected or if 2. or 4. above is more than 80% of the Taxable Wage Base.

g. [X]

NON-SAFE HARBOR ALLOCATION METHODS

1. [X] Grouping Method. Pursuant to Plan Section 4.3(b)(3)(vi), the classifications are (select a. or b.):

a. [X]

Each Participant constitutes a separate classification.

b.

[ ] Define each classification and specify the method of allocating the contribution among the members of each classification. (NOTE: The classifications specified below must be clearly defined in a manner that will not violate the definitely determinable allocation requirement. The design of the groups cannot be such that the only NHCEs benefiting under the Plan are those with the lowest amount of compensation and/or the shortest periods of service and who may represent the minimum number of these employees necessary to satisfy coverage under Code Section

410(b)):

Classification A shall consist of: . The allocation method will be: [ ] pro-rata based on

Compensation or [ ] equal dollar amounts (per capita).

Classification B shall consist of: . The allocation method will be: [ ] pro-rata based on

Compensation or [ ] equal dollar amounts (per capita).

Classification C shall consist of: . The allocation method will be: [ ] pro-rata based on

Compensation or [ ] equal dollar amounts (per capita).

Classification D shall consist of: . The allocation method will be: [ ] pro-rata based on

Compensation or [ ] equal dollar amounts (per capita).

Additional Classifications: (specify the classifications and which of the above allocation methods (pro-rata or per capita) will be used for each classification).

NOTE:

In the case of Self-Employed Individuals (i.e., sole proprietors or partners), the allocation method should not be such that a cash or deferred election is created for a Self-Employed Individual as a result of application of the allocation method.

© 2008 GOODMAN & COMPANY, L.L.P.

17

Volume Submitter 401(k) Profit Sharing Plan

2.

[ ] Age-Weighted Method. The Schedule of Age-Weighted Allocation Factors is set forth in attached Exhibit A

(which is hereby incorporated by reference and made a part of the Plan) and shall be based on the following interest rate (if no selection is made, c. shall be deemed to have been selected):

a. [ ]

7.5% interest

b. [ ]

8.0% interest

c. [ ]

8.5% interest

32.

REQUIREMENTS TO SHARE IN ALLOCATIONS OF EMPLOYER PROFIT SHARING CONTRIBUTION AND

FORFEITURES (select a. OR b. and all that apply of c., d., or e.)

a.

[ ] No conditions. All Participants share in the allocations regardless of service completed during the Plan Year or employment status at the end of the Plan Year. (skip to next Question.)

b. [X]

Conditions for Participants NOT employed at the end of the Plan Year.

1.

[ ] A Participant must complete more than (not to exceed 500) Hours of Service (or (not to exceed 3) months of service if the Elapsed Time method is selected).

2.

[ ] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time method is selected).

(Could cause the Plan to violate coverage requirements under Code Section 410(b).)

3.

[X] Participants will NOT share in the allocations, regardless of service. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

4. [ ]

Participants will share in the allocations, regardless of service.

5.

[ ] Other: (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service (or Period of Service if the Elapsed Time method is elected)).

c. [X]

AND, Waiver of conditions for Participants NOT employed at the end of the Plan Year. Participants who are not

employed at the end of the Plan Year due to the following shall be eligible to share in the allocations regardless of the above conditions (select all that apply):

1. [X]

Death.

2. [X]

Total and Permanent Disability.

3. [X]

Early or Normal Retirement.

d. [X]

Conditions for Participants employed at the end of the Plan Year. (Options 2. and 3. could cause the Plan to violate coverage requirements under Code Section 410(b).)

1. [ ]

No service requirement.

2. [ ]

A Participant must complete a Year of Service (or Period of Service if the Elapsed Time method is selected).

3. [X]

A Participant must complete at least 1,000 (not to exceed 1,000) Hours of Service during the Plan Year.

e. [X]

Code Section 410(b) fail-safe. If b.2. or 3. and/or d.2. or 3. is selected, shall the Code Section 410(b) ratio percentage fail-safe provisions apply (Plan Section 4.3(m))?

1. [ ]

No or N/A.

2. [X]

Yes, the Plan must satisfy the ratio percentage test of Code Section 410(b).

33.

FORFEITURES (Plan Sections 1.34 and 4.3(e))

A.

Timing of Forfeiture. Except as provided in Plan Section 1.34, a Forfeiture will occur (if no selection is made, b. will apply):

a. [ ]

N/A. (May only be selected if all contributions are fully Vested; skip to Question 34.).

b.

[X] As of the earlier of (1) the last day of the Plan Year in which the Former Participant incurs five (5) consecutive

1-Year Breaks in Service, or (2) the distribution of the entire Vested portion of the Participant's Account.

c.

[ ] As of the last day of the Plan Year in which the Former Participant incurs five (5) consecutive 1-Year Breaks in

Service.

AND, the Forfeiture will be disposed of in:

d. [X]

The Plan Year in which the Forfeiture occurs.

e. [ ]

The Plan Year following the Plan Year in which the Forfeiture occurs.

B.

Plan Expenses. May Forfeitures first be used to pay any administrative expenses?

f. [X]

Yes.

g.[ ]

No.

C.

Use of Forfeitures.

Forfeitures attributable to amounts other than Employer matching contributions will be:

h.

[ ] added to any Employer discretionary contribution (e.g., matching or profit sharing) and allocated in the same manner.

i. [X]

used to reduce any Employer contribution (e.g., matching, profit sharing or ADP test safe harbor contribution).

j. [ ]

added to any Employer matching contribution and allocated as an additional matching contribution.

© 2008 GOODMAN & COMPANY, L.L.P.

18

Volume Submitter 401(k) Profit Sharing Plan

k.

[ ] allocated to all Participants eligible to share in the allocations of profit sharing contributions or Forfeitures in the same proportion that each Participant's Compensation for the Plan Year bears to the Compensation of all

Participants for such year.

l.

[ ] other: (describe the treatment of Forfeitures in a manner that is definitely determinable and not subject to

Employer discretion; e.g., Forfeitures attributable to transferred balances from Plan X are allocated as additional discretionary contributions only to former Plan X Participants).

Forfeitures of Employer matching contributions will be:

m. [ ]

N/A. Same as above or no Employer matching contributions.

n. [ ]

used to reduce the Employer matching contribution.

o. [ ]

added to any Employer matching contribution and allocated as an additional matching contribution.

p. [ ]

added to any Employer discretionary profit sharing contribution.

q. [X]

used to reduce any Employer contribution (e.g., matching, profit sharing or ADP test safe harbor contribution).

r.

[ ] other: (describe the treatment of Forfeitures in a manner that is definitely determinable and not subject to

Employer discretion; e.g., Forfeitures attributable to transferred balances from Plan X are allocated as additional discretionary contributions only to former Plan X Participants).

34.

ALLOCATION OF EARNINGS (Plan Section 4.3(c))

Allocation of earnings with respect to amounts which are not subject to Participant investment direction and which are contributed to the Plan after the previous Valuation Date will be determined:

a. [X]

N/A. All assets in the Plan are subject to Participant investment direction.

b.

[ ] by using a weighted average based on the amount of time that has passed between the date a contribution or distribution is made and the prior Valuation Date.

c.

[ ] by treating one-half of all such contributions as being a part of the Participant's nonsegregated account balance as of the previous Valuation Date.

d. [ ]

by using the method specified in Plan Section 4.3(c) (balance forward method).

e.

[ ] other: (must be a definite predetermined formula that is not based on Compensation, that satisfies the nondiscrimination requirements of Regulation Section 1.401(a)(4)-4, and that is applied uniformly to all

Participants).

35.

TOP-HEAVY MINIMUM ALLOCATION

The minimum allocation requirements for any Top-Heavy Plan Year shall be applied (select one):

a. [ ]

Only to Non-Key Employee Participants.

b. [X]

To both Non-Key and Key Employee Participants.

DISTRIBUTIONS

36.

FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)

Distributions under the Plan may be made in (select all that apply)

a. [X]

Lump-sums.

b. [ ]

Substantially equal installments.

c. [X]

Partial withdrawals, provided the minimum withdrawal is $ 1,000 (leave blank if no minimum).

d.

[ ] Partial withdrawals or installments are only permitted for required minimum distributions under Code Section

401(a)(9).

e. [ ]

Other: (must be definitely determinable and not subject to Employer discretion).

AND, pursuant to Plan Section 6.13, the Qualified Joint and Survivor Annuity and Qualified Pre-Retirement Survivor Annuity

provisions:

f.

[X] Do not apply. No annuities are allowed (Plan Section 6.13(b) will apply and the joint and survivor rules of Code

Sections 401(a)(11) and 417 will not apply to the Plan). (skip to m. and n.)

g.

[ ] Apply. Annuities are the normal form of distribution. Plan Section 6.13 will not apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will automatically apply. The Pre-Retirement Survivor Annuity (minimum spouse's death benefit) will be equal to:

1. [ ]

100% of a Participant's interest in the Plan.

2. [ ]

50% of a Participant's interest in the Plan.

3. [ ] % (may not be less than 50%) of a Participant's interest in the Plan.

h.

[ ] Apply if annuity is selected by Participant. Annuities are allowed but are not the normal form of distribution. Plan

Section 6.13(c) will apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will apply only if an annuity form of distribution is selected by a Participant.

AND, if g. or h. is selected, the normal form of the Qualified Joint and Survivor Annuity will be a joint and 50% survivor annuity unless otherwise selected below:

i. [ ]

N/A.

j. [ ]

Joint and 100% survivor annuity.

k. [ ]

Joint and 75% survivor annuity.

© 2008 GOODMAN & COMPANY, L.L.P.

19

Volume Submitter 401(k) Profit Sharing Plan

l. [ ]

Joint and 66 2/3% survivor annuity.

NOTE:

If only a portion of the Plan assets may be distributed in an annuity form of payment, then select both f. AND g. and specify the assets that are subject to the joint and survivor annuity provisions: (e.g., the money purchase pension plan that was merged into this Plan).

AND, distributions may be made in:

m. [ ]

Cash only.

n. [ ]

Cash only (except for insurance contracts, annuity contracts or Participant loans).

o.

[X] Cash or property, except that the following limitation(s) apply: (leave blank if there are no limitations on property distributions).

37.

CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT. Distributions upon termination of employment pursuant to Plan Section 6.4(a) will not be made unless the following conditions have been satisfied:

A.

Accounts in excess of $5,000.

a. [X]

Distributions may be made as soon as administratively feasible following termination of employment.

b.

[ ] Distributions may be made as soon as administratively feasible after the Participant has incurred 1-Year

Break(s) in Service (or Period(s) of Severance if the Elapsed Time method is selected).

c.

[ ] Distributions may be made as soon as administratively feasible after the last day of the Plan Year coincident with or next following termination of employment.

d.

[ ] Distributions may be made as soon as administratively feasible after the last day of the Plan Year quarter coincident with or next following termination of employment.

e.

[ ] Distributions may be made as soon as administratively feasible after the Valuation Date coincident with or next following termination of employment.

f.

[ ] Distributions may be made as soon as administratively feasible after months have elapsed following termination of employment.

g. [ ]

No distributions may be made until a Participant has reached Early or Normal Retirement Date.

h.

[ ] Other: (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation Section 1.411(d)-4 and may not exceed the limits of Code

Section 401(a)(14) as set forth in Plan Section 6.7).

B.

Accounts of $5,000 or less.

i. [X]

Same as above.

j. [ ]

Distributions may be made as soon as administratively feasible following termination of employment.

k.

[ ] Distributions may be made as soon as administratively feasible after the Participant has incurred 1-Year

Break(s) in Service (or Period(s) of Severance if the Elapsed Time method is selected).

l.

[ ] Distributions may be made as soon as administratively feasible after the last day of the Plan Year coincident with or next following termination of employment.

m. [

] Other: (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation Section 1.411(d)-4 and may not exceed the limits of Code

Section 401(a)(14) as set forth in Plan Section 6.7).

C.

Participant consent (i.e., involuntary cash-outs). Should vested account balances less than a certain dollar threshold be automatically distributed without Participant consent (mandatory distributions)?

NOTE:

The Plan provides that distributions of amounts of $5,000 or less do not require spousal consent and are only paid as lump-sums.

NOTE:

If this is an EGTRRA restatement and there are special effective dates for the Participant consent provisions,

complete n. or o. based on the current Plan provisions and complete q. or r. below.

n. [ ]

No, Participant consent is required for all distributions.

o. [X]

Yes, Participant consent is required only if the distribution is over:

1. [ ]

$5,000

2. [X]

$1,000

3. [ ]

$ (less than $1,000)

NOTE:

If 2. or 3. is selected, rollovers will be included in determining the threshold for Participant consent.

AND, if this is an EGTRRA restatement, the following apply:

p. [ ]

N/A. Not an EGTRRA restatement.

q. [ ]

Provisions above at n. or o. apply to distributions made on or after March 28, 2005.

© 2008 GOODMAN & COMPANY, L.L.P.

20

Volume Submitter 401(k) Profit Sharing Plan

r.

[ ] Provisions above at n. or o. are effective for distributions made on or after (enter a date later than March 28, 2005). The following applies to distributions prior to such date but after March 28, 2005:

1. [ ]

No mandatory distributions.

2. [ ]

Participant consent is required only if the distribution is over:

a. [ ]

$5,000

b. [ ]

$1,000

c. [ ]

$ (less than $1,000)

D.

Exclusion of rollovers in determination of $5,000 threshold. In determining the $5,000 threshold (or other dollar threshold in C. above) for the timing of distributions, form of distributions, or consent rules, effective for distributions made after December 31, 2001, rollover contributions will be:

s. [X]

included.

t. [ ]

excluded.

38.

DISTRIBUTIONS UPON DEATH (Plan Section 6.8(b)(2))

Distributions upon the death of a Participant prior to receiving any benefits shall:

a. [X]

be made pursuant to the election of the Participant or Beneficiary.

b.

[ ] begin within 1 year of death for a designated Beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such Beneficiary, except that if the Beneficiary is the Participant's spouse, begin prior to

December 31st of the year in which the Participant would have attained age 70 1/2.

c. [ ]

be made within 5 (or if lesser ) years of death for all Beneficiaries.

d.

[ ] be made within 5 (or if lesser ) years of death for all Beneficiaries, except that if the Beneficiary is the

Participant's spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2 and be payable over the life (or over a period not exceeding the life expectancy) of such surviving spouse.

39.

HARDSHIP DISTRIBUTIONS (Plan Sections 6.12 and/or 12.9)

a. [ ]

Hardship distributions are NOT permitted.

b. [X]

Hardship distributions are permitted from the following Participant Accounts:

1. [ ]

All Accounts.

2. [X]

Only from the following Accounts (select all that apply):

a. [X]

Pre-Tax Elective Deferral Account.

b. [ ]

Roth Elective Deferral Account.

c. [X]

Account(s) attributable to Employer matching contributions.

d. [X]

Account attributable to Employer profit sharing contributions.

e. [X]

Rollover Account.

f. [ ]

Transfer Account.

g.

[ ] Other: (specify account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion).

NOTE:

Distributions from a Participant's Elective Deferral Account are limited to the portion of such account attributable to such Participant's Elective Deferrals (and earnings attributable thereto up to December 31,

1988). Hardship distributions are NOT permitted from a Participant's Qualified Nonelective Contribution

Account (including any 401(k) Safe Harbor Contributions) or Qualified Matching Contribution Account.

AND, shall the safe harbor hardship rules of Plan Section 12.9 apply to hardship distributions from all Accounts?

3. [ ]

No, the provisions of Plan Section 6.12 apply to all hardship distributions.

4.

[ ] No, the provisions of Plan Section 6.12 apply to hardship distributions from all Accounts other than a

Participant's Elective Deferral Account.

5. [X]

Yes. The provisions of Plan Section 12.9 apply to all hardship distributions.

AND, the following limitations apply to hardship distributions:

6. [ ]

N/A. No additional limitations.

7. [X]

Additional limitations (select all that apply):

a. [X]

The minimum amount of a distribution is $ 500 (may not exceed $1,000).

b. [ ]

No more than distribution(s) may be made to a Participant during a Plan Year.

c. [X]

Distributions may only be made from accounts which are fully Vested.

d. [X]

A Participant does not include a former Employee at the time of the hardship distribution.

e.

[ ] Hardship distributions may be made subject to the following provisions: (must be definitely determinable and not subject to Employer discretion).

40.

IN-SERVICE DISTRIBUTIONS (Plan Section 6.11)

a. [ ]

In-service distributions are NOT permitted (except as otherwise selected for Hardship Distributions).

b.

[X] In-service distributions may be made to a Participant who has not separated from service provided any of the following conditions have been satisfied (select all that apply):

1. [X]

the Participant has attained age 59 1/2 .

© 2008 GOODMAN & COMPANY, L.L.P.

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Volume Submitter 401(k) Profit Sharing Plan

2. [ ]

the Participant has reached Normal Retirement Age.

3. [ ]

the Participant has been a Participant in the Plan for at least years (may not be less than five (5)).

4. [ ]

the amounts being distributed have accumulated in the Plan for at least 2 years.

NOTE:

Distributions from a Participant's Elective Deferral Account, Qualified Matching Contribution Account and Qualified

Nonelective Contribution Account (including 401(k) safe harbor contributions) are subject to restrictions and generally may not be distributed prior to age 59 1/2.

AND, in-service distributions are permitted from the following Participant Accounts:

5. [ ]

All Accounts.

6. [X]

Only from the following Accounts (select all that apply):

a. [X]

Pre-Tax Elective Deferral Account.

b. [ ]

Roth Elective Deferral Account.

c. [X]

Account(s) attributable to Employer matching contributions (includes safe harbor match).

d. [X]

Account attributable to Employer profit sharing contributions.

e. [X]

Qualified Nonelective Contribution Account (includes safe harbor nonelective).

f. [X]

Rollover Account.

g. [ ]

Transfer Account.

h.

[ ] Other: (specify account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion).

AND, the following limitations apply to in-service distributions:

7. [ ]

N/A. No additional limitations.

8. [X]

Additional limitations (select all that apply):

a. [X]

The minimum amount of a distribution is $ 1,000 (may not exceed $1,000).

b. [ ]

No more than distribution(s) may be made to a Participant during a Plan Year.

c. [X]

Distributions may only be made from accounts which are fully Vested.

d.

[ ] Distributions from the Roth Elective Deferral Account (40.b.5. or b.6.b. selected), may only be made if the distribution is a "qualified distribution."

e.

[ ] In-service distributions may be made subject to the following provisions: (must be definitely determinable and not subject to discretion).

NONDISCRIMINATION TESTING

41.

HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.38)

The top-paid group election and the calendar year data election are not used unless selected below (the selections made for the latest year will continue to apply to subsequent Plan Years unless the Plan is amended):

a. [ ]

The Top-Paid Group Election will be used for Plan Years beginning on or after .

b. [ ]

The Calendar Year Data Election will be used for Plan Years beginning on or after .

42.

ADP AND ACP TESTS (Plan Sections 12.4 and 12.6)

NOTE:

The selections made below for the latest year will continue to apply to subsequent Plan Years unless the Plan is amended.

A. ADP Test. The ADP ratio for Nonhighly Compensated Employees will be based on the following:

a.

[X] N/A. This Plan satisfies the ADP test safe harbor rules for all Participants for all Plan Years to which this Plan applies.

b.

[ ] Prior Year Testing Method. The prior year ratio will be used for Plan Years beginning on or after . If this selection is made for the first year the Code Section 401(k) feature is added to this Plan (unless this Plan is a successor plan), then for the first Plan Year only, the amount taken into account as the ADP of Nonhighly

Compensated Employees for the preceding Plan Year will be:

1. [ ]

N/A. (Effective date of prior year testing is after effective date of Code Section 401(k) feature.)

2. [ ]

3%.

3. [ ]

the actual percentage for the initial Plan Year.

c. [ ]

Current Year Testing Method. The current year ratio will be used for Plan Years beginning on or after .

B. ACP Test. The ACP ratio for Nonhighly Compensated Employees will be based on the following:

d.

[X] N/A. This Plan satisfies the ACP test safe harbor rules for all Participants for all Plan Years to which this Plan applies.

e.

[ ] Prior Year Testing Method. The prior year ratio will be used for Plan Years beginning on or after . If this selection is made for the first year the Code Section 401(m) feature is added to this Plan (unless this Plan is a successor plan), then for the first Plan Year only, the amount taken into account as the ACP of Nonhighly

Compensated Employees for the preceding Plan Year will be:

© 2008 GOODMAN & COMPANY, L.L.P.

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Volume Submitter 401(k) Profit Sharing Plan

1. [ ]

N/A. (Effective date of prior year testing is after effective date of Code Section 401(m) feature.)

2. [ ]

3%.

3. [ ]

the actual percentage for the initial Plan Year.

f. [ ]

Current Year Testing Method. The current year ratio will be used for Plan Years beginning on or after .

MISCELLANEOUS

43.

LOANS TO PARTICIPANTS (Plan Section 7.6)

a. [X]

Loans are NOT permitted.

b. [ ]

Loans are permitted.

44.

DIRECTED INVESTMENTS (Plan Section 4.10)

a. [ ]

Participant directed investments are NOT permitted.

b. [X]

Participant directed investments are permitted for:

1. [ ]

All Accounts.

2. [X]

The following Participant Accounts (select all that apply):

a. [ ]

Pre-Tax Elective Deferral Account.

b. [ ]

Roth Elective Deferral Account.

c. [ ]

Account(s) attributable to Employer matching contributions (includes safe harbor match).

d. [ ]

Account attributable to Employer profit sharing contributions.

e. [ ]

Qualified Nonelective Contribution Account (includes safe harbor nonelective).

f. [X]

Rollover Account.

g. [ ]

Transfer Account.

h. [ ]

Voluntary Contribution Account.

i.

[ ] Other: (specify account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion).

AND, is it intended that the Plan comply with ERISA Section 404(c) with respect to the accounts subject to Participant investment direction?

3.[ ]

No.

4. [X]

Yes.

45.

ROLLOVERS (Plan Section 4.6)

a. [ ]

Rollovers will NOT be accepted by this Plan.

b. [X]

Rollovers will be accepted by this Plan, subject to approval by the Administrator.

AND, if b. is selected, rollovers may be accepted from all Participants who are Employees as well as the following

(select all that apply):

1. [X]

Eligible Employees who are not Participants.

2. [ ]

Participants who are Former Employees.

AND, distributions from a Participant's Rollover Account may be made:

3. [X]

at any time.

4. [ ]

only when the Participant is otherwise entitled to a distribution under the Plan.

46.

AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS (Plan Section 4.8)

a. [X]

After-tax voluntary Employee contributions are NOT permitted.

b. [ ]

After-tax voluntary Employee contributions are permitted.

EGTRRA TRANSITION RULES

The following questions only apply if this is an EGTRRA restatement (i.e., Question 6.c. is selected). If this is not an EGTRRA restatement, then this Plan will not be considered an individually designed plan merely because the following questions are deleted from the Adoption Agreement.

NOTE:

The following provisions are designed to be left unanswered if the selections do not apply to the Plan.

47.

MINIMUM DISTRIBUTIONS. The Code Section 401(a)(9) Final and Temporary Treasury Regulations apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year unless otherwise selected below (leave blank if not applicable):

a.

[ ] Apply the 2001 Proposed Code Section 401(a)(9) Regulations to all minimum distributions for the 2002 distribution calendar year.

© 2008 GOODMAN & COMPANY, L.L.P.

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Volume Submitter 401(k) Profit Sharing Plan

b.

[ ] Apply the 1987 Proposed Code Section 401(a)(9) Regulations to all minimum distributions for the 2002 distribution calendar year.

c.

[ ] Other: (specify the date the Final and Temporary Regulations were first applied; e.g., the Final and Temporary Regulations only apply to distributions for the 2002 distribution calendar year that are made on or after a specified date within 2002 or the Plan's initial Effective Date if later).

Required minimum distributions for calendar year 2001 were made in accordance with Code Section 401(a)(9) and the 1987

Proposed Regulations, unless selected below:

d.

[ ] Required minimum distributions for 2001 were made pursuant to the proposed Regulations under Code Section

401(a)(9) published in the Federal Register on January 17, 2001 (the "2001 Proposed Regulations").

48.

EXCLUSION OF ROLLOVERS. If rollovers are excluded in determining whether the mandatory distribution threshold (e.g.,

$5,000) is met for the timing of distributions, form of distributions, or consent rules, then such provision is effective for distributions made after December 31, 2001, unless an alternative effective date is selected below (leave blank if not applicable):

a.

[ ] Rollover contributions will be excluded only with respect to distributions made after . (Enter a date no earlier than December 31, 2001 or the Plan's initial Effective Date if later.)

b.

[ ] Rollover contributions will only be excluded with respect to Participants who separated from service after

. (Enter a date. The date may be earlier than December 31, 2001.)

49.

VESTING SCHEDULE FOR EMPLOYER MATCHING CONTRIBUTIONS. The vesting schedule set forth herein for

Employer matching contributions will apply to all Employer matching contributions subject to a vesting schedule unless selected below (leave blank if not applicable):

a.

[ ] The vesting schedule will only apply to Employer matching contributions made in Plan Years beginning after

December 31, 2001 (the prior schedule will apply to Employer matching contributions made in prior Plan Years). The prior vesting schedule is (enter the vesting schedule that applied prior to January 1, 2002; such schedule must satisfy 5-year cliff or 7-year graded and must provide for a top-heavy minimum schedule).

50.

SUSPENSION PERIOD DUE TO HARDSHIP DISTRIBUTIONS. If the Plan provides for hardship distributions upon satisfaction of the safe harbor standards, then the reduction from 12 months to 6 months following a hardship distribution applies to hardship distributions made after December 31, 2001 unless otherwise selected below (leave blank if not applicable).

a.

[ ] With regard to hardship distributions made during 2001, a Participant was prohibited from making Elective Deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

51.

FINAL 401(k)/401(m) REGULATIONS. The provisions of the final Regulations under Code Sections 401(k) and 401(m) apply to the Plan with respect to the first Plan Year beginning after December 31, 2005 unless an earlier Plan Year is otherwise selected below (leave blank if not applicable).

a.

[ ] The final Regulations are effective for Plan Years beginning on or after (may not be earlier than the first day of the Plan Year that ends after December 29, 2004).

© 2008 GOODMAN & COMPANY, L.L.P.

24

Volume Submitter 401(k) Profit Sharing Plan

The adopting Employer may rely on an advisory letter issued by the Internal Revenue Service as evidence that the Plan is qualified under

Code Section 401 only to the extent provided in Rev. Proc. 2005-16.

The Employer may not rely on the advisory letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the advisory letter issued with respect to the Plan and in Rev. Proc. 2005-16. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans

Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with the Volume Submitter basic Plan document #92589. This Adoption

Agreement and the basic Plan document shall together be known as GOODMAN & COMPANY, L.L.P. Volume Submitter 401(k) Profit

Sharing Plan #91706.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

GOODMAN & COMPANY, L.L.P. will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan. Furthermore, in order to be eligible to receive such notification, the Employer agrees to notify GOODMAN &

COMPANY, L.L.P. of any change in address.

This Plan may not be used, and shall not be deemed to be a Volume Submitter Plan, unless an authorized representative of GOODMAN &

COMPANY, L.L.P. has acknowledged the use of the Plan. Such acknowledgment is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.

GOODMAN & COMPANY, L.L.P.

By: Iris R. Dodson, Partner

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an advisory letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name: Goodman & Company, LLP

Address: 272 Bendix Road, Suite 500

Virginia Beach Virginia 23452

Telephone: (757) 457-8440

The Employer and Trustee (or Insurer) hereby cause this Plan to be executed on the date(s) specified below:

EMPLOYER: York River Electric, Inc.

By:

 Catherine McQuade DATE SIGNED

TRUSTEE (OR INSURER):

[ ] The signature of the Trustee or Insurer appears on a separate agreement or Contract,

OR

Catherine McQuade

TRUSTEE OR INSURER DATE SIGNED

Mark Bryan

TRUSTEE OR INSURER DATE SIGNED

© 2008 GOODMAN & COMPANY, L.L.P.

25

Volume Submitter 401(k) Profit Sharing Plan

APPENDIX A

SPECIAL EFFECTIVE DATES AND OTHER PERMITTED ELECTIONS

A. Special effective dates. The following special effective dates apply: (Select a. or all that apply at b. - f.)

a. [X]

N/A. No special effective dates selected below.

b.

[ ] Employer Matching Contributions. The Employer Matching Contribution provisions under Question 30. are effective:

.

c. [ ]

Employer Profit Sharing Contributions. The Employer Profit Sharing Contribution provisions under Questions 31. and

32. are effective: .

d.

[ ] Distribution elections. The distribution elections under Questions (Choose 36. - 40. as applicable) are effective:

.

e. [ ]

401(k) current/prior year testing. The current/prior year testing elections under Question 42. are effective: .

f.

[ ] Other special effective date(s): . For periods prior to the above-specified special effective date(s), the Plan terms in effect prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special effective date may not result in the delay of a Plan provision beyond the permissible effective date under any applicable law.

B. Other Permitted Elections. Select a. or any of the following elections that apply at b. - p.:

a. [X]

N/A. No other elections selected below.

b.

[ ] Deemed 125 compensation (Plan Sections 1.14 and 1.37). Deemed 125 compensation shall be included in Compensation and 415 Compensation effective as of Plan Years and Limitation Years beginning on or after (insert the later of

January 1, 1998, or the first day of the first Plan Year the Plan used this definition).

c.

[ ] Reemployed after 1-Year Break in Service ("rule of parity" provisions) (Plan Section 3.5(d)). The "rule of parity"

provisions in Plan Section 3.5(d) shall not apply for (select one or both):

1. [ ]

Eligibility purposes.

2. [ ]

Vesting purposes.

d.

[ ] Matching contributions not used to satisfy top-heavy contribution (Plan Section 4.3(j)). Employer matching contributions shall not be taken into account for purposes of satisfying the minimum contribution requirements of Code

Section 416(c)(2) and the Plan.

e.

[ ] Beneficiary if no beneficiary elected by Participant (Plan Section 6.2(e)). In the event no valid designation of Beneficiary exists, then in lieu of the order set forth in Plan Section 6.2(e), the following order of priority will be used: (specify an order of beneficiaries; e.g., children per stirpes, parents, and then step-children).

f.

[ ] Distribution from partially Vested account (Plan Section 6.5(h)). In lieu of the formula set forth in Plan Section 6.5(h), a separate account shall be established for the Participant's interest in the Plan as of the time of the distribution, and at any relevant time the Participant's Vested portion of the separate account will be equal to an amount determined as follows: P

(AB plus (R x D)) - (R x D) where R is the ratio of the account balance at the relevant time to the account balance after distribution and the other terms have the same meaning as in Plan Section 6.5(h).

g.

[ ] Common, collective or pooled trust funds (Plan Sections 7.2(c)(5) and/or 7.3(b)(6)). The name(s) of the common,

collective or pooled trust funds available under the Plan is (are): .

h.

[ ] 411(d)(6) protected benefits (Plan Section 8.1(b)). The following are Code Section 411(d)(6) protected benefits that are preserved under this Plan: (specify the protected benefits and the accrued benefits that are subject to the protected benefits).

i.

[ ] 415 Limits when 2 defined contribution plans are maintained (Plan Section 4.4). If any Participant is covered under another qualified defined contribution plan maintained by the Employer, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(l)(2), under which amounts are treated as "annual additions" with respect to any Participant in this Plan, then the provisions of Plan

Section 4.4(b) will apply unless otherwise specified below:

1. [ ]

Specify, in a manner that precludes Employer discretion, the method under which the plans will limit total "annual additions" to the "maximum permissible amount" and will properly reduce any "excess amounts":

.

© 2008 GOODMAN & COMPANY, L.L.P.

1

Volume Submitter 401(k) Profit Sharing Plan

j.

[ ] Top-heavy duplications when 2 defined contribution plans are maintained (Plan Section 4.3(f)). When a Non-Key

Employee is a Participant in this Plan and another defined contribution plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top-heavy minimum benefits:

1. [ ]

N/A. The Employer does not maintain another qualified defined contribution plan.

2. [ ]

The full top-heavy minimum will be provided in each plan.

3.

[ ] A minimum, non-integrated contribution of 3% of each Non-Key Employee's 415 Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code Section 412).

4.

[ ] Specify the method under which the Plans will provide top-heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under

Code Section 415: .

NOTE:

If 3. or 4. is selected and both plans do not benefit the same Participants, then the uniformity requirement of the

Regulations under Code Section 401(a)(4) may be violated.

k.

[ ] Top-heavy duplications when a defined benefit plan is maintained (Plan Section 4.3(i)). When a Non-Key Employee is a

Participant in this Plan and a non-frozen defined benefit plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top-heavy minimum benefits: (If 2., 3., 4., or 5. is selected, 6. must be completed.)

1. [ ]

N/A.

2. [ ]

The full top-heavy minimum will be provided in each plan (if selected, Plan Section 4.3(i) shall not apply).

3. [ ]

5% defined contribution minimum.

4. [ ]

2% defined benefit minimum.

5.

[ ] Specify the method under which the Plans will provide top-heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions: .

NOTE:

If 3., 4., or 5. is selected and the defined benefit plan and this Plan do not benefit the same Participants, the uniformity requirement of the Regulations under Code Section 401(a)(4) may be violated.

AND, the "present value" (Plan Section 9.2) for top-heavy purposes shall be based on:

6. [ ]

Interest Rate:

Mortality Table:

7.

[ ] The interest rate and mortality table specified to determine "present value" for top-heavy purposes in the defined benefit plan.

l.

[ ] Recognition of Service with other employers (Plan Sections 1.60 and 1.85). Service with the following employers (in addition to those specified at Question 17.) will be recognized as follows:

Contribution

Eligibility Vesting Allocation

1. [ ]

Employer name: [ ] [ ] [ ]

2. [ ]

Employer name: [ ] [ ] [ ]

3. [ ]

Employer name: [ ] [ ] [ ]

4.

[ ] Limitations: [ ] [ ] [ ]

(e.g., credit service with X only on/following 1/1/07 or credit all service with entities the Employer acquires after 12/31/06).

m.[

] Post-severance Compensation (Code Section 415) (Plan Section 1.14(e)). The post-severance Compensation provisions of the Proposed 415 Regulations shall apply to this Plan for Limitation Years and Plan Years beginning prior to July 1, 2007 and on or after (may not be earlier than 2005). Specify any special rules that apply to the application of the Proposed 415 Regulations (e.g., whether the Regulations apply solely for 415 Compensation or for Compensation used for benefit or allocation purposes) .

n.

[ ] Pre-amendment vesting schedule (Plan Section 6.4(g)). The vesting schedule has been amended to a less favorable schedule and the following schedule applies to Participants who elected, pursuant to Plan Section 6.4(g), to continue vesting under the pre-amendment schedule (may only enter the vesting schedule in the Plan prior to the amendment):

© 2008 GOODMAN & COMPANY, L.L.P.

2

Volume Submitter 401(k) Profit Sharing Plan

 Service

Percentage

%

%

%

%

%

%

%

o.

[ ] Offset if contributions to leasing organization plan (Plan Section 1.46). The Employer will reduce allocations to this Plan for any Leased Employee to the extent that the leasing organization contributes to or provides benefits under a leasing organization plan to or for the Leased Employee and which are attributable to the Leased Employee's services for the

Employer.

p. [ ] Minimum distribution transitional rules (Plan Section 6.8(e)(5))

NOTE: This Section does not apply to (1) a new Plan or (2) an amendment or restatement of an existing Plan that never contained the provisions of Code Section 401(a)(9) as in effect prior to the amendments made by the Small

Business Job Protection Act of 1996 (SBJPA).

The "required beginning date" for a Participant who is not a "five percent (5%) owner" is:

1.

[ ] April 1st of the calendar year following the year in which the Participant attains age 70 1/2. (The pre-SBJPA rules continue to apply.)

2.

[ ] April 1st of the calendar year following the later of the year in which the Participant attains age 70 1/2 or retires

(the post-SBJPA rules), with the following exceptions (select one or both and if no election is made, both will apply effective as of January 1, 1996):

a.

[ ] A Participant who was already receiving required minimum distributions under the pre-SBJPA rules as of (not earlier than January 1, 1996) was allowed to stop receiving distributions and have them recommence in accordance with the post-SBJPA rules. Upon the recommencement of distributions, if the Plan permits annuities as a form of distribution then the following apply:

1. [ ]

N/A. Annuity distributions are not permitted.

2.

[ ] Upon the recommencement of distributions, the original Annuity Starting Date will be retained.

3. [ ]

Upon the recommencement of distributions, a new Annuity Starting Date is created.

b.

[ ] A Participant who had not begun receiving required minimum distributions as of (not earlier than January 1, 1996) was allowed to defer commencement of distributions until retirement. The option to defer the commencement of distributions applied to all such Participants unless elected below:

1.

[ ] The in-service distribution option was eliminated with respect to Participants who attained age

70 1/2 in or after the calendar year that began after the later of (1) December 31, 1998, or (2)

the adoption date of the amendment and restatement to bring the Plan into compliance with

SBJPA.

© 2008 GOODMAN & COMPANY, L.L.P.

3

Volume Submitter 401(k) Profit Sharing Plan

APPENDIX B

ADMINISTRATIVE ELECTIONS

The following are optional administrative provisions. The Administrator may implement procedures that override any elections in this section without a formal Plan amendment. In addition, modifications to this Appendix B will not affect an Employer's reliance on an IRS advisory letter or determination letter.

A.

Loan Limitations. Note: the separate loan program required by the DOL will override any inconsistent selections made below.

(complete only if loans to Participants are permitted)

a. [ ]

N/A. No loan limitations selected below.

b. [ ]

Limitations (select all that apply):

1. [ ]

Loans will be treated as Participant directed investments.

2. [ ]

Loans will only be made for hardship or financial necessity (as defined in the loan program).

3. [ ]

The minimum loan will be $ (may not exceed $1,000).

4. [ ]

A Participant may only have (e.g., one (1)) loan(s) outstanding at any time.

5.

[ ] All outstanding loan balances will become due and payable in their entirety upon the occurrence of a distributable event (other than satisfaction of the conditions for an in-service distribution (including a hardship distribution), if applicable).

6. [ ]

Loans are repaid by (if left blank, then payroll deduction applies):

a. [ ]

payroll deduction

b. [ ]

ACH (Automated Clearing House)

c.[ ]

check

1. [ ] Only for prepayment

7.

[ ] Loans will only be permitted from the following Participant Accounts: (select all that apply or leave blank if no limitations apply):

a. [ ]

Pre-Tax Elective Deferral Account.

b. [ ]

Roth Elective Deferral Account.

c. [ ]

Account(s) attributable to Employer matching contributions (includes safe harbor match).

d. [ ]

Account attributable to Employer profit sharing contributions.

e. [ ]

Qualified Nonelective Contribution Account (includes safe harbor nonelective).

f. [ ]

Rollover Account.

g. [ ]

Transfer Account.

h. [ ]

Voluntary Contribution Account.

i. [ ]

Other:

AND, if loans are restricted to certain accounts, the limitations of Code Section 72(p) and the adequate security requirement of the DOL Regulations will be applied:

j. [ ]

by determining the limits by only considering the restricted accounts.

k. [ ]

by determining the limits taking into account a Participant's entire interest in the Plan.

8. [ ] Loans will be granted at the following interest rate (if left blank, then c. below applies):

a. [ ] % over the prime interest rate

b.[ ] %

c. [ ]

the Plan Administrator establishes the rate in a nondiscriminatory manner

B.

Life Insurance. (Plan Section 7.5)

a. [X]

Life insurance may not be purchased.

b. [ ]

Life insurance may be purchased...

1. [ ]

at the option of the Administrator.

2. [ ]

at the option of the Participant.

AND, the purchase of initial or additional life insurance will be subject to the following limitations:

3. [ ]

N/A. No limitations.

4. [ ]

Limitations (select all that apply):

a. [ ]

Each initial Contract will have a minimum face amount of $ .

b. [ ]

Each additional Contract will have a minimum face amount of $ .

c. [ ]

The Participant has completed Years (or Periods) of Service.

d.

[ ] The Participant has completed Years (or Periods) of Service while a Participant in the

Plan.

e. [ ]

The Participant is under age on the Contract issue date.

f.

[ ] The maximum amount of all Contracts on behalf of a Participant may not exceed $

.

g. [ ]

The maximum face amount of any life insurance Contract will be $ .

© 2008 GOODMAN & COMPANY, L.L.P.

1

Volume Submitter 401(k) Profit Sharing Plan

C.

Plan Expenses. Will the Plan assess against an individual Participant's account certain Plan expenses that are incurred by, or are attributable to, a particular Participant based on use of a particular Plan feature?

a.[ ]

No.

b. [X]

Yes.

D.

Rollover Limitations. Will the Plan accept rollover contributions and/or direct rollovers of distributions from the sources specified below?

a.[ ]

No.

b. [X]

Yes.

AND, indicate the sources of rollovers that will be accepted (select all that apply)

1. [X]

Direct Rollovers. The Plan will accept a direct rollover of an eligible rollover distribution from: (Check each that applies or none.)

a.

[X] a qualified plan described in Code Section 401(a) (including a 401(k) plan, profit sharing plan,

defined benefit plan, stock bonus plan and money purchase plan), excluding after-tax employee contributions.

b.

[ ] a qualified plan described in Code Section 401(a) (including a 401(k) plan, profit sharing plan,

defined benefit plan, stock bonus plan and money purchase plan), including after-tax employee contributions.

c.

[ ] a plan described in Code Section 403(a) (an annuity plan), excluding after-tax employee contributions.

d.

[ ] a plan described in Code Section 403(a) (an annuity plan), including after-tax employee contributions.

e.

[X] a plan described in Code Section 403(b) (a tax-sheltered annuity), excluding after-tax employee contributions.

f.

[ ] a plan described in Code Section 403(b) (a tax-sheltered annuity), including after-tax employee contributions.

g. [ ]

a plan described in Code Section 457(b) (eligible deferred compensation plan).

h.

[ ] if this Plan permits Roth Elective Deferrals, a Roth elective deferral account from (select all that apply):

1. [ ] a qualified plan described in Code Section 401(a).

2. [ ] a plan described in Code Section 403(b) (a tax-sheltered annuity).

2. [X]

Participant Rollover Contributions from Other Plans (i.e., not via a direct plan-to-plan transfer). The

Plan will accept a contribution of an eligible rollover distribution: (Check each that applies or none.)

a.

[X] a qualified plan described in Code Section 401(a) (including a 401(k) plan, profit sharing plan,

defined benefit plan, stock bonus plan and money purchase plan).

b. [ ]

a plan described in Code Section 403(a) (an annuity plan).

c. [X]

a plan described in Code Section 403(b) (a tax-sheltered annuity).

d. [ ]

a plan described in Code Section 457(b) (eligible deferred compensation plan).

3. [X]

Participant Rollover Contributions from IRAs: The Plan will accept a rollover contribution of the portion of a distribution from a traditional IRA that is eligible to be rolled over and would otherwise be includible in gross income. Rollovers from Roth IRAs or a Coverdell Education Savings Account (formerly known as an

Education IRA) are not permitted because they are not traditional IRAs. A rollover from a SIMPLE IRA is allowed if the amounts are rolled over after the individual has been in the SIMPLE IRA for at least two years.

© 2008 GOODMAN & COMPANY, L.L.P.

2

[Letterhead York River Electric]

108 Production Drive • Yorktown, Virginia 23693 • Phone (757) 369-3673 • Fax (757) 369-3680

SCHEDULE 4.20 – ENVIRONMENTAL FACTORS

Except as disclosed here:

(a)

The Company and each Affiliate has conducted its business in compliance with all applicable Environmental Laws, including having all Permits necessary under applicable Environmental Laws for the operation of its business as presently conducted;

(b)

None of the real properties owned or leased by the Company or any Affiliate contain any Hazardous Substance in amounts exceeding the levels permitted by Environmental Laws;

(c)

Neither the Company nor any of the Affiliates have received any notices, demand letters or requests for information from any Governmental Authority or third party indicating that the Company or any of the Affiliates may be in violation of, or liable under, any Environmental Law in connection with the ownership or operation of its Business, nor does the Company or the Seller have any Knowledge of any facts which could give rise to any such notice, demand letter or request for information from any Governmental Authority;

(d)

There are no civil, criminal or administrative actions, suits, demands, claims, hearings, investigations or Proceedings pending or threatened against the Company or any Affiliate relating to any violation, or alleged violation, of any applicable Environmental Law;

(e)

No reports have been filed, or are required to be filed, by the Company or any Affiliate concerning the release of any Hazardous Substance or the threatened or actual violation of any Environmental Law;

(f)

No Hazardous Substance has been disposed of, released or transported in violation of any applicable Environmental Law from any real properties owned or leased by the Company or any Affiliate;

1

(g)

There have been no environmental investigations, studies, audits, tests, reviews or other analyses regarding compliance or noncompliance with any applicable Environmental Law conducted by or which are in the possession of the Company or any Affiliate which have not been delivered to the Buyer prior to the date hereof;

(h)

There are no underground storage tanks on, in or under any real properties owned or leased by the Company or any Affiliate and no underground storage tanks have been closed or removed by the Company or any Affiliate from any of such properties;

(i)

There is no asbestos or asbestos-containing material present in any of the assets owned or leased by the Company or any Affiliate, and no asbestos has been removed by the Company or any Affiliate from any of such properties; and

(j)

 Company, nor any Affiliates, nor any of their properties are subject to any material Liabilities or expenditures (fixed or contingent) relating to any suit, settlement, Law or claim asserted or arising under any Environmental Law.

NO EXCEPTIONS

2

Schedule 4.21  Schedule 4.21

2011 Top Customers

1.

NAVFACENGCOM

2.

JS Rome Group

3.

NRCC ID

4.

ENVIVA Biomass

5.

National Park

6.

Casas Electric

7.

School Board

8.

William & Ma

9.

VAMC-Salem

10.

TJNAF

2011 Top Suppliers

1.

Mayer Electric Supply Co., Inc

2.

Warwick Plumbing & Heating

3.

Adams Construction Co.

4.

Northwest Contractors

5.

Richmond Tree Experts, Inc.

6.

Cascade Contracting, Inc.

7.

Graybar

8.

Myers Power Products, Inc.

9.

Harbor Mechanical, Inc.

10.

W.F. Magann Corporation

Schedule 4.22

2009 New Fixed Assets

10-00-1500	Furniture & Fixtures	Life

3,337.27	HP NoteBook 8530p + HP DeskTop dc5800	5
839.95	HP LaserJet CP3525DN (Lackey Office)	5
944.95	HP LaserJet CP3525DN (Production Office)	5
1,477.00	HP EliteBook 8530p Core 2 Duo	5
533.98	Dell NoteBook Vostro 1320 (Travis)	5

10-00-1510	Tools & Equipment

6,184.50	Fluke Thermal Imaging Meter	5
3,478.83	Duct Rodder	5
3,500.00	Positive Displacement Blower	5
1,254.72	Shelving Units (Service Van)	5
18,237.80	JobClock System (50+ Units)	5
4,993.38	Hanson EGX-350 Engraver	5
3,802.83	Amprobe Three Phase Power Recorder	5
3,045.00	60HP Mercury OB Motor (AFA Marine)	5
18,900.00	RCH Forlift (Gradall Model 524-3s) Serial #0277588	5
3,500.00	2004 Haulmakr Trailer (vin#16HPB16294G059270)	5

10-00-1535	Software

8,975.00	Electrical Estimating Software	3

1

2010 New Fixed Assets

10-00-1500	Furniture & Fixtures	Life

2,752.00	6000 PRO SFF C2D 2GB 160GB DVDR	5
971.00	Security Camera	5
1,763.00	J.Burton Computer System	5
1,282.00	J.Burton Computer System	5
74,754.00	Network Server	5
1,884.00	I-Pads (2)	5
2,944.00	Barracuda Firewall	5
11,663.00	Xerox Copier WC7435P Color	5
12,500.00	Carpet 108 Production Drive	7

10-00-1530	Leasehold Improvements

11,048.00	HVAC 108 Production Drive	39
66,271.00	Renovation 108 Production Drive	39

10-00-1510	Tools & Equipment

6,184.50	2008 Tracker Marine Boat	5
6,295.00	12000 Pound Post Lift	5
3,261.00	Nitto Kohki HS11-1624 Punch	5
6,524.00	Nitto Kohki HPD-05 + 10 AMP Micro-Ohmmeter	5

10-00-1520	Transportation Equipment

59,068.00	2011 Ford F350	5
38,034.00	2011 Ford Edge	5

2

2011 New Fixed Assets

10-00-1500	Furniture & Fixtures	Life

4,396.10	Toshiba Telephone Systems (5)	7
1,264.16	Ebook Notebook 8540P HP	5
1,131.20	Cisco SV Smartnet SV CON AS1C10K9	5
1,539.79	Service Dept Computer CF-52	5
1,600.00	Cherry Conference Table & CM/MB Office Furniture	7
2,676.15	Office Furniture 108 Production Drive	7
10,575.22	(4) HP Z200 TWR 15-600 3.33G Systems	5
1,577.00	HP Notebook Elitebook AH 8560P	5
4,827.92	(2) HP Z200 TWR 15-600 3.33G Systems	5
11,663.40	W7545P WorkCentre Copier	7
8,933.71	(4) HP Notebook Elitebook 8560P XU061UT# ABA	5

10-00-1530	Leasehold Improvements

7,036.96	108 Production Drive Building Improvements	39
5,969.00	108 Production Drive Building Improvements	39

10-00-1510	Tools & Equipment

6,761.20	Ditch Witch Line Locating Model 910R	5
2,999.99	4" Trash Waterpump	5
3,261.00	Western Branch Model 100DGDBL31761A Generator	5
3,995.00	John Deere Gator TX Turf Utility Cart	5
14,247.50	2004 JP60LP Serial# 9L2201 Forklift	5
14,300.00	2007 Kubota RTV 1100	5
21,157.50	Art Boom Lift 45-49' 4WD Genie Model Z45/25-DSL Serial# Z452519546	7

10-00-1520	Transportation Equipment

35,662.20	2011 Ford F150 AH Sterling Gray	5

10-00-1535	Software

1,295.00	Electrical Estimating Software	3
4,660.25	Sage Means Commercial Estimating Software	3

3

Schedule 4.19 summary

YORK RIVER ELECTRIC, INC. 401(K) SAFE HARBOR PLAN

SUMMARY PLAN DESCRIPTION

TABLE OF CONTENTS

INTRODUCTION TO YOUR PLAN

What kind of Plan is this?

          1

What information does this Summary provide?

          1

ARTICLE I

PARTICIPATION IN THE PLAN

How do I participate in the Plan?

          1

How is my service determined for purposes of Plan eligibility?

          2

What service is counted for purposes of Plan eligibility?

          3

What happens if I'm a participant, terminate employment and then I'm rehired?

          3

ARTICLE II

EMPLOYEE CONTRIBUTIONS

What are salary deferrals and how do I contribute them to the Plan?

          3

What are rollover contributions?

          4

ARTICLE III

EMPLOYER CONTRIBUTIONS

What is the safe harbor contribution?

          5

What is the Employer matching contribution and how is it allocated?

          5

What is the Employer profit sharing contribution and how is it allocated?                         5

How is my service determined for allocation purposes?

          5

What are forfeitures and how are they allocated?

          6

ARTICLE IV

COMPENSATION AND ACCOUNT BALANCE

What compensation is used to determine my Plan benefits?

          6

Is there a limit on the amount of compensation which can be considered?

          6

Is there a limit on how much can be contributed to my account each year?

          6

How is the money in the Plan invested?

          7

Will Plan expenses be deducted from my account balance?

          7

ARTICLE V

VESTING

What is my vested interest in my account?

          7

How is my service determined for vesting purposes?

          8

What service is counted for vesting purposes?

          8

What happens to my non-vested account balance if I'm rehired?

          9

What happens if the Plan becomes a "top-heavy plan"?

          9

ARTICLE VI

DISTRIBUTIONS PRIOR TO TERMINATION AND HARDSHIP DISTRIBUTIONS

Can I withdraw money from my account while working?

          9

Can I withdraw money from my account in the event of financial hardship?

        10

ARTICLE VII

BENEFITS AND DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT

When can I get money out of the Plan?

        11

What happens if I terminate employment before death, disability or retirement?

        11

What happens if I terminate employment at Normal Retirement Date?

        11

What happens if I terminate employment at Early Retirement Date?

        11

What happens if I terminate employment due to disability?

        12

How will my benefits be paid to me?

        12

ARTICLE VIII

BENEFITS AND DISTRIBUTIONS UPON DEATH

What happens if I die while working for the Employer?

        12

Who is the beneficiary of my death benefit?

        12

How will the death benefit be paid to my beneficiary?

        13

When must the last payment be made to my beneficiary?

        13

What happens if I'm a participant, terminate employment and die before receiving all my benefits?

        13

ARTICLE IX

TAX TREATMENT OF DISTRIBUTIONS

What are my tax consequences when I receive a distribution from the Plan?                   13

Can I elect a rollover to reduce or defer tax on my distribution?

        14

ARTICLE X

PROTECTED BENEFITS AND CLAIMS PROCEDURES

Are my benefits protected?

        14

Are there any exceptions to the general rule?

        14

Can the Plan be amended?

        14

What happens if the Plan is discontinued or terminated?

        15

How do I submit a claim for Plan benefits?

        15

What if my benefits are denied?

        15

What is the Claims Review Procedure?

        16

What are my rights as a Plan participant?

        17

What can I do if I have questions or my rights are violated?

        17

ARTICLE XI

GENERAL INFORMATION ABOUT THE PLAN

Plan Name

        17

Plan Number

        18

Plan Effective Dates

        18

Other Plan Information

        18

Employer Information

        18

Plan Administrator Information

        18

Plan Trustee Information and Plan Funding Medium

        18

YORK RIVER ELECTRIC, INC. 401(K) SAFE HARBOR PLAN

SUMMARY PLAN DESCRIPTION

INTRODUCTION TO YOUR PLAN

What kind of Plan is this?

York River Electric, Inc. 401(k) Safe Harbor Plan ("Plan") has been adopted to provide you with the opportunity to save for retirement on a tax-advantaged basis. This Plan is a type of qualified retirement plan commonly referred to as a 401(k) Plan. As a participant in the Plan, you may elect to contribute a portion of your compensation to the Plan.

What information does this Summary provide?

This Summary Plan Description ("SPD") contains information regarding when you may become eligible to participate in the Plan, your Plan benefits, your distribution options, and many other features of the Plan. You should take the time to read this SPD to get a better understanding of your rights and obligations under the Plan.

In this summary, your Employer has addressed the most common questions you may have regarding the Plan. If this SPD does not answer all of your questions, please contact the Administrator or other plan representative. The Administrator is responsible for responding to questions and making determinations related to the administration, interpretation, and application of the Plan. The name and address of the Administrator can be found at the end of this SPD in the Article entitled "General Information About the Plan."

This SPD describes the Plan's benefits and obligations as contained in the legal Plan document, which governs the operation of the Plan. The Plan document is written in much more technical and precise language and is designed to comply with applicable legal requirements. If the non-technical language in this SPD and the technical, legal language of the Plan document conflict, the Plan document always governs. If you wish to receive a copy of the legal Plan document, please contact the Administrator.

The Plan and your rights under the Plan are subject to federal laws, such as the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code, as well as some state laws. The provisions of the Plan are subject to revision due to a change in laws or due to pronouncements by the Internal Revenue Service (IRS) or Department of Labor (DOL). Your Employer may also amend or terminate this Plan. If the provisions of the Plan that are described in this SPD change, your Employer will notify you.

Types of Contributions. The following types of contributions may be made under this plan:

•

employee salary deferrals including Roth 401(k) deferrals

•

employee rollover contributions

•

employer safe harbor contributions

•

employer matching contributions

•

employer profit sharing contributions

ARTICLE I

PARTICIPATION IN THE PLAN

How do I participate in the Plan?

Provided you are not an Excluded Employee, you may begin participating under the Plan once you have satisfied the eligibility requirements and reached your "Entry Date." The following describes the eligibility requirements and Entry Dates that apply. You should contact the Administrator if you have questions about the timing of your Plan participation.

Salary Deferrals

Participants who are eligible to make salary deferrals to the Plan are eligible for the safe harbor contribution described in Article III of this SPD.

Excluded Employees. If you are a member of a class of employees identified below, you are an Excluded Employee and you are not entitled to participate in the Plan for purposes of salary deferrals and rollover contributions. The Excluded Employees are:

•

union employees whose employment is governed by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining.

•

leased employees

Eligibility Conditions. You will be eligible to participate for purposes of salary deferrals when you have satisfied the following eligibility condition(s). However, you will actually enter the Plan once you reach the Entry Date as described below.

•

attainment of age 21.

•

completion of six (6) months of service.

Entry Date. For purposes of salary deferrals, your Entry Date will be the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date you satisfy the eligibility requirements.

Matching Contributions

Excluded Employees. If you are a member of a class of employees identified below, you are an Excluded Employee and you are not entitled to participate in the Plan for purposes of matching contributions. The Excluded Employees are:

•

union employees whose employment is governed by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining.

•

leased employees

Eligibility Conditions. You will be eligible to participate for purposes of matching contributions when you have satisfied the following eligibility condition(s). However, you will actually enter the Plan once you reach the Entry Date as described below.

•

attainment of age 21.

•

completion of one (1) Year of service.

Entry Date. For purposes of matching contributions, your Entry Date will be the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date you satisfy the eligibility requirements.

Profit Sharing Contributions

Excluded Employees. If you are a member of a class of employees identified below, you are an Excluded Employee and you are not entitled to participate in the Plan for purposes of profit sharing contributions. The Excluded Employees are:

•

union employees whose employment is governed by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining.

•

leased employees

Eligibility Conditions. You will be eligible to participate for purposes of profit sharing contributions when you have satisfied the following eligibility condition(s). However, you will actually enter the Plan once you reach the Entry Date as described below.

•

attainment of age 21.

•

completion of one (1) Year of service.

Entry Date. For purposes of profit sharing contributions, your Entry Date will be the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date you satisfy the eligibility requirements.

How is my service determined for purposes of Plan eligibility?

Year of Service. You will be credited with a Year of Service at the end of the twelve month period beginning on your date of hire if you have been credited with at least 1,000 Hours of Service during such period. If you have not been credited with 1,000 Hours of Service by the end of such period, you will have completed a Year of Service at the end of any following Plan Year during which you were credited with 1,000 Hours of Service.

Hour of Service. You will be credited with your actual Hours of Service for:

(a)

each hour for which you are directly or indirectly compensated by the Employer for the performance of duties during the Plan Year;

(b) each hour for which you are directly or indirectly compensated by the Employer for reasons other than the performance of duties (such as vacation, holidays, sickness, disability, lay-off, military duty, jury duty or leave of absence during the Plan Year); and

(c) each hour for back pay awarded or agreed to by the Employer.

You will not be credited for the same Hours of Service both under (a) or (b), as the case may be, and under (c).

Months of Service. You will have completed the required number of months if you are employed by the Employer at any time after you have completed that number of months, measured from your initial employment commencement date.

What service is counted for purposes of Plan eligibility?

Service with the Employer. In determining whether you satisfy the minimum service requirements to participate under the Plan, all service you perform for the Employer will generally be counted. However, there are some exceptions to this general rule.

Break in Service rules. If you terminate employment and are rehired, you may lose credit for prior service under the Plan's Break in Service rules.

For eligibility purposes, you will have a Break in Service if you complete less than 501 Hours of Service during the computation period used to determine whether you have a Year of Service. However, if you are absent from work for certain leaves of absence such as a maternity or paternity leave, you may be credited with enough Hours of Service to prevent a Break in Service.

For eligibility purposes, you will have a Break in Service if you are not employed with the Employer for a period of at least twelve consecutive months. However, if you are absent from work for certain leaves of absence such as a maternity or paternity leave, the twelve consecutive month period beginning on the first anniversary of your first day of such absence will not constitute a Break in Service.

Five-year eligibility Break in Service rule. The five-year Break in Service rule applies only to participants who had no vested interest in the Plan when employment had terminated. If you were not vested in any amounts when you terminated employment and you have five 1-Year Breaks in Service (as defined above), all the service you earned before the 5-year period no longer counts for eligibility purposes. Thus, if you were to return to employment, you would have to resatisfy any minimum service requirements under the Plan.

Military Service. If you are a veteran and are reemployed under the Uniformed Services Employment and Reemployment Rights Act of 1994, your qualified military service may be considered service with the Employer. If you may be affected by this law, ask the Administrator for further details.

What happens if I'm a participant, terminate employment and then I'm rehired?

If you are no longer a participant because you terminated employment, and you are rehired, then you will be able to participate in the Plan on your date of rehire provided your prior service had not been disregarded under the Break in Service rules and you are otherwise eligible to participate in the Plan.

ARTICLE II

EMPLOYEE CONTRIBUTIONS

What are salary deferrals and how do I contribute them to the Plan?

Salary Deferrals. As a participant under the Plan, you may elect to reduce your compensation by a specific percentage or dollar amount and have that amount contributed to the Plan as a salary deferral. Effective July 7, 2010, there are two types of salary deferrals: Pre-Tax 401(k) deferrals and Roth 401(k) deferrals. For purposes of this SPD, "salary deferrals" generally means both Pre-Tax 401(k) deferrals and Roth 401(k) deferrals. Regardless of the type of deferral you make, the amount you defer is counted as compensation for purposes of Social Security taxes.

Pre-Tax 401(k) Deferrals. If you elect to make Pre-Tax 401(k) deferrals, then your taxable income is reduced by the deferral contributions so you pay less in federal income taxes. Later, when the Plan distributes the deferrals and earnings, you will pay the taxes on those deferrals and the earnings. Therefore, with a Regular 401(k) deferral, federal income taxes on the deferral contributions and on the earnings are only postponed. Eventually, you will have to pay taxes on these amounts.

Roth 401(k) Deferrals. If you elect to make Roth 401(k) deferrals, the deferrals are subject to federal income taxes in the year of deferral. However, the deferrals and, in most cases, the earnings on the deferrals are not subject to federal income taxes when distributed to you. In order for the earnings to be tax free, you must meet certain conditions. See "What are my tax consequences when I receive a distribution from the Plan?" below.

Deferral procedure. The amount you elect to defer will be deducted from your pay in accordance with a procedure established by the Administrator. The procedure will require that you enter into a salary deferral agreement after you satisfy the Plan's eligibility requirements. You may elect to defer a portion of your salary as of your Entry Date or on the first day of each Plan Year quarter. Such election will become effective as soon as administratively feasible after it is received by the Administrator. Your election will remain in effect until you modify or terminate it.

Deferral modifications. You are permitted to revoke your salary deferral election at any time during the Plan Year. You may make any other modification on the first day of each Plan Year quarter or in accordance with any other procedure that your Employer provides. Any modification will become effective as soon as administratively feasible after it is received by the Administrator.

Deferral Limit. As a participant, you may elect to defer a percentage of your compensation each year instead of receiving that amount in cash. In addition, you may separately elect to defer up to 100% of any bonuses paid to you during the year. Your total deferrals in any taxable year may not exceed a dollar limit which is set by law. The limit for 2010 is $16,500. After 2010, the dollar limit may increase for cost-of-living adjustments. See the paragraph below on Annual dollar limit. The Administrator will notify you of the maximum percentage you may defer.

Catch-up contributions. Effective January 1, 2002, if you are at least age 50 or will attain age 50 before the end of a calendar year, then you may elect to defer additional amounts (called "catch-up contributions") to the Plan as of the January 1st of that year. The additional amounts may be deferred regardless of any other limitations on the amount that you may defer to the Plan. The maximum "catch-up contribution" that you can make in 2010 is $5,500. After 2010, the maximum may increase for cost-of-living adjustments.

Annual dollar limit. You should also be aware that each separately stated annual dollar limit on the amount you may defer (the annual deferral limit and the "catch-up contribution" limit) is a separate aggregate limit that applies to all such similar salary deferral amounts and "catch-up contributions" you may make under this Plan and any other cash or deferred arrangements (including tax-sheltered 403(b) annuity contracts, simplified employee pensions or other 401(k) plans) in which you may be participating. Generally, if an annual dollar limit is exceeded, then the excess must be returned to you in order to avoid adverse tax consequences. For this reason, it is desirable to request in writing that any such excess salary deferral amounts and "catch-up contributions" be returned to you.

If you are in more than one plan, you must decide which plan or arrangement you would like to return the excess. If you decide that the excess should be distributed from this Plan, you must communicate this in writing to the Administrator no later than the March 1st following the close of the calendar year in which such excess deferrals were made. However, if the entire dollar limit is exceeded in this Plan or any other plan your Employer maintains, then you will be deemed to have notified the Administrator of the excess. The Administrator will then return the excess deferrals and any earnings to you by April 15th.

Allocation of deferrals. The Administrator will allocate the amount you elect to defer to an account maintained on your behalf. You will always be 100% vested in this account (see the Article in this SPD entitled "Vesting"). This means that you will always be entitled to all amounts that you defer. This money will, however, be affected by any investment gains or losses. If there is an investment gain, then the balance in your account will increase. If there is an investment loss, then the balance in your account will decrease.

Distribution of deferrals. The rules regarding distributions of amounts attributable to your salary deferrals are explained later in this SPD.

What are rollover contributions?

Rollover contributions. At the discretion of the Administrator, if you are a Participant who is currently employed or an Eligible Employee, you may be permitted to deposit into the Plan distributions you have received from other retirement plans and certain IRAs. Such a deposit is called a "rollover" and may result in tax savings to you. You may ask the Administrator or Trustee of the other plan or IRA to directly transfer (a "direct rollover") to this Plan all or a portion of any amount that you are entitled to receive as a distribution from such plan. Alternatively, if you received a distribution from a prior plan, you may elect to deposit any amount eligible to be rolled over within 60 days of your receipt of the distribution. You should consult qualified counsel to determine if a rollover is permitted and in your best interest.

Rollover account. Your rollover will be accounted for in a "rollover account." You will always be 100% vested in your "rollover account" (see the Article in this SPD entitled "Vesting"). This means that you will always be entitled to all amounts in your rollover account. Rollover contributions will be affected by any investment gains or losses.

Withdrawal of rollover contributions. You may withdraw the amounts in your "rollover account" at any time.

ARTICLE III

EMPLOYER CONTRIBUTIONS

In addition to any deferrals you elect to make, your Employer will make additional contributions to the Plan. This Article describes Employer contributions that will be made to the Plan and how your share of the contribution is determined.

What is the safe harbor contribution?

Safe harbor 401(k) plan. This Plan is referred to as a "safe harbor 401(k) plan." If your Employer elects to satisfy the "safe harbor" rules, then before the beginning of each Plan Year, you will be provided with a comprehensive notice of your rights and obligations under the Plan. However, if you become eligible to participate in the Plan after the beginning of the Plan Year, then the notice will be provided to you on or before the date you are eligible. A safe harbor 401(k) plan is a plan design where your Employer commits to making certain contributions described below. This commitment to make contributions enables your Employer to simplify the administration of the Plan by ensuring that nondiscrimination regulations are met, which is why it is called a "safe harbor" plan.

Safe Harbor Matching Contribution. In order to maintain "safe harbor" status, your Employer will make a safe harbor matching contribution equal to 100% of your salary deferrals that do not exceed 4% of your compensation. This safe harbor matching contribution is 100% vested (see the Article in this SPD entitled "Vesting").

For purposes of calculating the safe harbor matching contribution, your compensation and deferrals will be determined on a payroll period basis.

What is the Employer matching contribution and how is it allocated?

Matching Contribution. Your Employer may make a discretionary matching contribution equal to a uniform percentage of your salary deferrals. Each year, your Employer will determine the amount of the discretionary percentage.

Limit on matching percentage. In applying this matching percentage, however, your Employer has the option to disregard salary deferrals made each payroll period that exceed a certain dollar amount or a certain percentage of your compensation for such period. The Plan Administrator will inform you of this limit.

Allocation conditions. You will always share in the matching contribution regardless of the amount of service you complete during the Plan Year.

What is the Employer profit sharing contribution and how is it allocated?

Profit sharing contribution. Each year, your Employer may make a discretionary profit sharing contribution to your account.

Allocation conditions. In order to share in the profit sharing contribution for a Plan Year, you must satisfy the following conditions:

•

If you are employed on the last day of the Plan Year, you will share if you completed at least 1,000 Hours of Service during the Plan Year.

•

If you terminate employment (not employed on the last day of the Plan Year), you will not receive a profit sharing contribution regardless of the amount of service you complete during the Plan Year.

•

You will share in the profit sharing contribution for the year regardless of the amount of service you complete during the Plan Year in the year of your death, disability or retirement.

How is my service determined for allocation purposes?

Hour of Service. You will be credited with your actual Hours of Service for:

(a)

each hour for which you are directly or indirectly compensated by the Employer for the performance of duties during the Plan Year;

(b) each hour for which you are directly or indirectly compensated by the Employer for reasons other than the performance of duties (such as vacation, holidays, sickness, disability, lay-off, military duty, jury duty or leave of absence during the Plan Year); and

(c) each hour for back pay awarded or agreed to by the Employer.

You will not be credited for the same Hours of Service both under (a) or (b), as the case may be, and under (c).

What are forfeitures and how are they allocated?

Definition of forfeitures. In order to reward employees who remain employed with the Employer for a long period of time, the law permits a "vesting schedule" to be applied to certain contributions that your Employer makes to the Plan. This means that you will not be "vested" in (entitled to) all of the contributions until you have been employed with the Employer for a specified period of time (see the Article entitled "Vesting"). If a participant terminates employment before being fully vested, then the non-vested portion of the terminated participant's account balance remains in the Plan and is called a forfeiture.

Allocation of forfeitures. Forfeitures will be allocated as follows:

•

Forfeitures may first be used to pay any administrative expenses.

•

Any remaining forfeitures attributable to amounts other than Employer matching contributions will be used to reduce any Employer contribution.

•

Any remaining forfeitures attributable to matching contributions will be used to reduce any Employer contribution.

ARTICLE IV

COMPENSATION AND ACCOUNT BALANCE

What compensation is used to determine my Plan benefits?

Definition of compensation. For the purposes of the Plan, compensation has a special meaning. Compensation is generally defined as your total compensation that is subject to income tax and paid to you by your Employer during the Plan Year. Amounts paid to you after you terminate employment are generally not treated as compensation. If you are a self-employed individual, your compensation will be equal to your earned income. The following describes the adjustments to compensation that may apply for the different types of contributions provided under the Plan.

All Contributions

Adjustments to compensation. The following adjustments to compensation will be made:

•

salary deferrals to this Plan and to any other plan or arrangement (such as a cafeteria plan) will be included.

•

compensation paid while not a participant in the component of the Plan for which compensation is being used will be excluded.

Is there a limit on the amount of compensation which can be considered?

The Plan, by law, cannot recognize annual compensation in excess of a certain dollar limit. The limit for the Plan Year beginning in 2010 is $245,000. After 2010, the dollar limit may increase for cost-of-living adjustments.

Is there a limit on how much can be contributed to my account each year?

Generally, the law imposes a maximum limit on the amount of contributions (excluding catch-up contributions) that may be made to your account and any other amounts allocated to any of your accounts during the Plan Year, excluding earnings. Beginning in 2010, this total cannot exceed the lesser of $49,000 or 100% of your annual compensation. After 2010, the dollar limit may increase for cost-of-living adjustments.

How is the money in the Plan invested?

The Trustee of the Plan has been designated to hold the assets of the Plan for the benefit of Plan participants and their beneficiaries in accordance with the terms of this Plan. The trust fund established by the Plan's Trustee will be the funding medium used for the accumulation of assets from which Plan benefits will be distributed.

Participant directed investments. You will be able to direct the investment of certain portions of your interest in the Plan. The Administrator will provide you with information on the investment choices available to you, the procedures for making investment elections, the frequency with which you can change your investment choices and other important information. You need to follow the procedures for making investment elections and you should carefully review the information provided to you before you give investment directions. If you do not direct the investment of your applicable Plan accounts, then your accounts will be invested in accordance with the default investment alternatives established under the Plan.

The Plan is intended to comply with Section 404(c) of ERISA (the Employee Retirement Income Security Act). If the Plan complies with this Section, then the fiduciaries of the Plan, including your Employer, the Trustee and the Administrator, will be relieved of any legal liability for any losses which are the direct and necessary result of the investment directions that you give.

Earnings or losses. When you direct investments, your accounts are segregated for purposes of determining the earnings or losses on these investments. Your account does not share in the investment performance of other participants who have directed their own investments. You should remember that the amount of your benefits under the Plan will depend in part upon your choice of investments. Gains as well as losses can occur and your Employer, the Administrator, and the Trustee will not provide investment advice or guarantee the performance of any investment you choose.

Account limitations. You may only direct the investment of amounts in the following accounts:

•

rollover account

Will Plan expenses be deducted from my account balance?

Expenses allocated to all accounts. The Plan permits the payment of Plan expenses to be made from the Plan's assets. If expenses are paid using the Plan's assets, then the expenses will generally be allocated among the accounts of all participants in the Plan. These expenses will be allocated either proportionately based on the value of the account balances or as an equal dollar amount based on the number of participants in the Plan. The method of allocating the expenses depends on the nature of the expense itself. For example, certain administrative (or recordkeeping) expenses would typically be allocated proportionately to each participant. If the Plan pays $1,000 in expenses and there are 100 participants, your account balance would be charged $10 ($1,000/100) of the expense.

Terminated employee. After you terminate employment, your Employer reserves the right to charge your account for your pro rata share of the Plan's administration expenses, regardless of whether your Employer pays some of these expenses on behalf of current employees.

Expenses allocated to individual accounts. There are certain other expenses that may be paid just from your account. These are expenses that are specifically incurred by, or attributable to, you. For example, if you are married and get divorced, the Plan may incur additional expenses if a court mandates that a portion of your account be paid to your ex-spouse. These additional expenses may be paid directly from your account (and not the accounts of other participants) because they are directly attributable to you under the Plan. The Administrator will inform you when there will be a charge (or charges) directly to your account.

Your Employer may, from time to time, change the manner in which expenses are allocated.

ARTICLE V

VESTING

What is my vested interest in my account?

In order to reward employees who remain employed with the Employer for a long period of time, the law permits a "vesting schedule" to be applied to certain contributions that your Employer makes to the Plan. This means that you will not be entitled ("vested") in all of the contributions until you have been employed with the Employer for a specified period of time.

100% vested contributions. You are always 100% vested (which means that you are entitled to all of the amounts) in your accounts attributable to the following contributions:

•

salary deferrals including Roth 401(k) deferrals and catch-up contributions

•

rollover contributions

•

safe harbor contributions

Vesting schedules. Your "vested percentage" for certain Employer contributions is based on vesting Years of Service. This means at the time you stop working, your account balance attributable to contributions subject to a vesting schedule is multiplied by your vested percentage. The result, when added to the amounts that are always 100% vested as shown above, is your vested interest in the Plan, which is what you will actually receive from the Plan.

Profit Sharing Contributions

Your "vested percentage" in your account attributable to profit sharing contributions is determined under the following schedule. You will always, however, be 100% vested in your profit sharing contributions if you are employed on or after your Early or Normal Retirement Age or if you die or become disabled.

Vesting Schedule

   Profit Sharing Contributions

                              Years of Service

    Percentage

Matching Contributions

Your "vested percentage" in your account attributable to matching contributions is determined under the following schedule. You will always, however, be 100% vested in your matching contributions if you are employed on or after your Early or Normal Retirement Age or if you die or become disabled.

Vesting Schedule

   Profit Sharing Contributions

                               Years of Service

    Percentage

Less than 2

0%

        2

          20%

        3

          40%

        4

          60%

        5

          80%

        6

        100%

How is my service determined for vesting purposes?

Year of Service. To earn a Year of Service, you must be credited with at least 1,000 Hours of Service during a Plan Year. The Plan contains specific rules for crediting Hours of Service for vesting purposes. The Administrator will track your service and will credit you with a Year of Service for each Plan Year in which you are credited with the required Hours of Service, in accordance with the terms of the Plan. If you have any questions regarding your vesting service, you should contact the Administrator.

Hour of Service. You will be credited with your actual Hours of Service for:

(a) each hour for which you are directly or indirectly compensated by the Employer for the performance of duties during the Plan Year;

(b) each hour for which you are directly or indirectly compensated by the Employer for reasons other than the performance of duties (such as vacation, holidays, sickness, disability, lay-off, military duty, jury duty or leave of absence during the Plan Year); and

(a)

each hour for back pay awarded or agreed to by the Employer. You will not be credited for the same Hours of Service both under (a) or (b), as the case may be, and under (c).

What service is counted for vesting purposes?

Service with the Employer. In calculating your vested percentage, all service you perform for the Employer will generally be counted. However, there are some exceptions to this general rule.

Break in Service rules. If you terminate employment and are rehired, you may lose credit for prior service under the Plan's Break in Service rules.

For vesting purposes, you will have a Break in Service if you complete less than 501 Hours of Service during the computation period used to determine whether you have a Year of Service. However, if you are absent from work for certain leaves of absence such as a maternity or paternity leave, you may be credited with enough Hours of Service to prevent a Break in Service.

Five-year Break in Service rule. The five-year Break in Service rule applies only to participants who had no vested interest in the Plan when employment had terminated. If you were not vested in any amounts when you terminated employment and you have five 1-Year Breaks in Service (as defined above), all the service you earned before the 5-year period no longer counts for vesting purposes. Thus, if you return to employment after incurring five 1-Year Breaks in Service, you will be treated as a new employee (with no service) for purposes of determining your vested percentage under the Plan.

Military Service. If you are a veteran and are reemployed under the Uniformed Services Employment and Reemployment Rights Act of 1994, your qualified military service may be considered service with the Employer. If you may be affected by this law, ask the Administrator for further details.

What happens to my non-vested account balance if I'm rehired?

If you have no vested interest in the Plan when you leave, your account balance will be forfeited. However, if you are rehired before incurring five 1-Year Breaks in Service, your account balance as of your termination date will be restored, unadjusted for any gains or losses.

If you are partially vested in your account balance when you leave, the non-vested portion of your account balance will be forfeited on the earlier of the date:

(a)

of the distribution of your vested account balance, or

(b)

when you incur five consecutive 1-year Breaks in Service.

If you received a distribution of your vested account balance and are rehired, you may have the right to repay this distribution. If you repay the entire amount of the distribution, your Employer will restore your account balance with your forfeited amount. You must repay this distribution within five years from your date of reemployment, or, if earlier, before you incur five 1-Year Breaks in Service. If you were 100% vested when you left, you do not have the opportunity to repay your distribution.

What happens if the Plan becomes a "top-heavy plan"?

Top-heavy plan. A retirement plan that primarily benefits "key employees" is called a "top-heavy plan." Key employees are certain owners or officers of your Employer. A plan is generally a "top-heavy plan" when more than 60% of the plan assets are attributable to key employees. Each year, the Administrator is responsible for determining whether the Plan is a "top-heavy plan."

Top-heavy rules. If the Plan becomes top-heavy in any Plan Year, then you may be entitled to certain "top-heavy minimum benefits," and other special rules will apply. These top-heavy rules include the following:

•

Your Employer may be required to make a contribution on your behalf in order to provide you with at least "top-heavy minimum benefits."

•

If you are a participant in more than one Plan, you may not be entitled to "top-heavy minimum benefits" under both Plans.

ARTICLE VI

DISTRIBUTIONS PRIOR TO TERMINATION AND HARDSHIP DISTRIBUTIONS

Can I withdraw money from my account while working?

In-service distributions. You may be entitled to receive an in-service distribution. However, this distribution is not in addition to your other benefits and will therefore reduce the value of the benefits you will receive at retirement. This distribution is made at your election and will be made in accordance with the forms of distributions available under the Plan.

Conditions and Limitations. Generally you may receive a distribution from the Plan from certain accounts prior to your termination of employment provided you satisfy any of the following conditions:

•

you have attained age 59 ½

The following limitations apply to in-service distributions from certain accounts:

•

The minimum amount you can receive as an in-service distribution is $1,000.

•

In-service distributions can only be made from accounts which are 100% vested.

Account restrictions. You may request an in-service distribution only from the following accounts provided the account is 100% vested:

•

pre-tax 401(k) deferral accounts

•

account(s) attributable to Employer matching contributions, including any safe harbor matching contributions

•

accounts attributable to Employer profit sharing contributions

•

qualified nonelective contribution accounts

•

rollover accounts (distributions may be made at any time)

Also, the law restricts any in-service distributions from certain accounts which are maintained for you under the Plan before you reach age 59 1/2. These accounts are the ones set up to receive your salary deferral contributions and other Employer contributions which are used to satisfy special rules for 401(k) plans (such as safe harbor contributions). Ask the Administrator if you need more details.

Can I withdraw money from my account in the event of financial hardship?

Hardship distributions. You may withdraw money for financial hardship if you satisfy certain conditions. This hardship distribution is not in addition to your other benefits and will therefore reduce the value of the benefits you will receive at retirement.

Qualifying expenses. A hardship distribution may be made to satisfy certain immediate and heavy financial needs that you have. A hardship distribution may only be made for payment of the following:

•

Expenses for medical care (described in Section 213(d) of the Internal Revenue Code) previously incurred by you, your spouse or your dependents or necessary for you, your spouse or your dependents to obtain medical care.

•

Costs directly related to the purchase of your principal residence (excluding mortgage payments).

•

Tuition, related educational fees, and room and board expenses for the next twelve (12) months of post-secondary education for yourself, your spouse or your dependents.

•

Amounts necessary to prevent your eviction from your principal residence or foreclosure on the mortgage of your principal residence.

•

Payments for burial or funeral expenses for your deceased parent, spouse, children or other dependents.

•

Expenses for the repair of damage to your principal residence that would qualify for the casualty deduction under the Internal Revenue Code.

Conditions. If you have any of the above expenses, a hardship distribution can only be made if you certify and agree that all of the following conditions are satisfied:

(a)

The distribution is not in excess of the amount of your immediate and heavy financial need. The amount of your immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

(b)

You have obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans that your Employer maintains; and

(c)

That you will not make any salary deferrals for at least six (6) months after your receipt of the hardship distribution.

Limitations. The following limitations apply to hardship distributions:

•

The minimum amount you can request as a hardship distribution is $500.

•

Hardship distributions can only be made from accounts which are 100% vested.

•

You must be employed with the Employer at the time of the hardship distribution.

Account restrictions. You may request a hardship distribution only from the following accounts provided the account is 100% vested:

•

pre-tax 401(k) deferral accounts

•

account(s) attributable to Employer matching contributions

•

accounts attributable to Employer profit sharing contributions

•

rollover accounts

In addition, there are restrictions placed on hardship distributions which are made from certain accounts. These accounts are the ones set up to receive your salary deferral contributions and other Employer contributions which are used to satisfy special rules that apply to 401(k) plans (such as safe harbor contributions). Generally, the only amounts that can be distributed to you on account of a hardship from these accounts are your salary deferrals. The earnings on your salary deferrals and special Employer contributions may not be distributed to you on account of a hardship. Ask the Administrator if you need further details.

ARTICLE VII

BENEFITS AND DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT

When can I get money out of the Plan?

You may receive a distribution of the vested portion of some or all of your accounts in the Plan for the following reasons:

•

termination of employment for reasons other than death, disability or retirement

•

early retirement

•

normal retirement

•

disability

•

death

This Plan is designed to provide you with retirement benefits. However, distributions are permitted if you die or become disabled. In addition, certain payments are permitted when you terminate employment for any other reason. The rules under which you can receive a distribution are described in this Article. The rules regarding the payment of death benefits to your beneficiary are described in "Benefits and Distributions Upon Death."

You may also receive distributions while you are still employed with the Employer. (See the Article entitled "Distributions Prior to Termination" for a further explanation.)

Military Service. If you are a veteran and are reemployed under the Uniformed Services Employment and Reemployment Rights Act of 1994, your qualified military service may be considered service with the Employer. There may also be benefits for employees who die or become disabled while on active duty. Employees who receive wage continuation payments while in the military may benefit from law changes effective in 2009. If you think you may be affected by these rules, ask the Plan Administrator for further details.

What happens if I terminate employment before death, disability or retirement?

If your employment terminates for reasons other than death, disability or early or normal retirement, you will be entitled to receive only the "vested percentage" of your account balance.

You may elect to have your vested account balance distributed to you as soon as administratively feasible following your termination of employment. However, if the value of your vested account balance does not exceed $1,000, then a distribution will be made to you regardless of whether you consent to receive it. (See the question entitled "How will my benefits be paid to me?" for additional information.)

Treatment of rollovers for consent to distribution. In determining if the value of your vested account balance exceeds the $1,000 threshold described above used to determine whether you must consent to a distribution, your rollover account will be considered as part of your benefit.

What happens if I terminate employment at Normal Retirement Date?

Normal Retirement Date. You will attain your Normal Retirement Age when you reach your 65th birthday. Your Normal Retirement Date is the date on which you attain your Normal Retirement Age.

Payment of benefits. You will become 100% vested in all of your accounts under the Plan if you retire on or after your Normal Retirement Age. However, the actual payment of benefits generally will not begin until you have terminated employment and reached your Normal Retirement Date. In such event, a distribution will be made, at your election, as soon as administratively feasible. If you remain employed past your Normal Retirement Date, you may generally defer the receipt of benefits until you actually terminate employment. In such event, benefit payments will begin as soon as feasible at your request, but generally not later than age 70 1/2. (See the question entitled "How will my benefits be paid to me?" for an explanation of how these benefits will be paid.)

What happens if I terminate employment at Early Retirement Date?

Early Retirement Date. Your Early Retirement Date is the date you have attained age 59 1/2 and completed 5 Years of Service with your Employer. Your Years of Service will be determined using Years of Service for vesting. You may elect to retire when you reach your Early Retirement Date.

Payment of benefits. You will become 100% vested in all of your accounts under the Plan if you retire on or after your Early Retirement Date. However, the payment of benefits generally will not begin until you actually retire after reaching your Early Retirement Date. In such event, a distribution will be made, at your election, as soon as administratively feasible. However, if you retire after reaching your Early

Retirement Date but prior to your Normal Retirement Date and the value of your account balance does not exceed $1,000, then a distribution of your account balance will be made to you, regardless of whether you consent to receive it. (See the question entitled "How will my benefits be paid to me?" for an explanation of how these benefits will be paid.)

What happens if I terminate employment due to disability?

Definition of disability. Under the Plan, disability is defined as a physical or mental condition resulting from bodily injury, disease, or mental disorder which renders you incapable of continuing any gainful occupation and which has lasted or can be expected to last for a continuous period of at least twelve (12) months. Your disability must be determined by a licensed physician. However, if your condition constitutes total disability under the federal Social Security Act, then the Administrator may deem that you are disabled for purposes of the Plan.

Payment of benefits. If you become disabled while an employee, you will become 100% vested in all of your accounts under the Plan. Payment of your disability benefits will be made to you as if you had retired. However, if the value of your account balance does not exceed $1,000, then a distribution of your account balance will be made to you, regardless of whether you consent to receive it. (See the question entitled "How will my benefits be paid to me?" for an explanation of how these benefits will be paid.)

How will my benefits be paid to me?

Forms of distribution. If your vested account balance does not exceed $5,000, then your vested account balance may only be distributed to you in a single lump-sum payment. In determining whether your vested account balance exceeds the $5,000 threshold, "rollovers" (and any earnings allocable to "rollover" contributions) will be taken into account.

In addition, if your vested account balance exceeds $1,000, you must consent to any distribution before it may be made. If your vested account balance exceeds $5,000, you may elect to receive a distribution of your vested account balance in:

•

a single lump-sum payment

•

partial withdrawals of at least $1,000

Delaying distributions. You may delay the distribution of your vested account balance unless a distribution is required to be made, as explained earlier, because your vested account balance does not exceed $1,000. However, if you elect to delay the distribution of your vested account balance, there are rules that require that certain minimum distributions be made from the Plan. If you are a 5% owner, distributions are required to begin not later than the April 1st following the end of the year in which you reach age 70 1/2. If you are not a 5% owner, distributions are required to begin not later than the April 1st following the later of the end of the year in which you reach age 70 1/2 or retire. You should see the Administrator if you think you may be affected by these rules.

Medium of payment. Benefits under the Plan will generally be paid to you in cash or in property.

ARTICLE VIII

BENEFITS AND DISTRIBUTIONS UPON DEATH

What happens if I die while working for the Employer?

If you die while still employed by the Employer, then 100% of your account balance will be used to provide your beneficiary with a death benefit.

Who is the beneficiary of my death benefit?

Married Participant. If you are married at the time of your death, your spouse will be the beneficiary of the entire death benefit unless an election is made to change the beneficiary. IF YOU WISH TO DESIGNATE A BENEFICIARY OTHER THAN YOUR SPOUSE, YOUR SPOUSE MUST IRREVOCABLY CONSENT TO WAIVE ANY RIGHT TO THE DEATH BENEFIT. YOUR SPOUSE'S CONSENT MUST BE IN WRITING, BE WITNESSED BY A NOTARY OR A PLAN REPRESENTATIVE AND ACKNOWLEDGE THE SPECIFIC NONSPOUSE BENEFICIARY.

If you are married and you change your designation, then your spouse must again consent to the change. In addition, you may elect a beneficiary other than your spouse without your spouse's consent if your spouse cannot be located.

Unmarried Participant. If you are not married, you may designate a beneficiary on a form to be supplied to you by the Administrator.

No beneficiary designation. At the time of your death, if you have not designated a beneficiary or your beneficiary is also not alive, the death benefit will be paid in the following order of priority to:

(a)

your surviving spouse

(b)

your children, including adopted children in equal shares (and if a child is not living, that child's share will be distributed to that child's heirs)

(c)

your surviving parents, in equal shares

(d)

your estate

How will the death benefit be paid to my beneficiary?

Form of distribution. If the death benefit payable to a beneficiary does not exceed $5,000, then the benefit may only be paid as a lump-sum. If the death benefit exceeds $5,000, your beneficiary may elect to have the death benefit paid in:

•

a single lump-sum payment

•

partial withdrawals of at least $1,000

When must the last payment be made to my beneficiary?

The law generally restricts the ability of a retirement plan to be used as a method of retaining money for purposes of your death estate. Thus, there are rules that are designed to ensure that death benefits are distributable to beneficiaries within certain time periods.

Regardless of the method of distribution selected, if your designated beneficiary is a person (rather than your estate or some trusts) then minimum distributions of your death benefit will begin by the end of the year following the year of your death ("1-year rule") and must be paid over a period not extending beyond your beneficiary's life expectancy. If your spouse is the beneficiary, then under the "1-year rule," the start of payments will be delayed until the year in which you would have attained age 70 1/2 unless your spouse elects to begin distributions over his or her life expectancy before then. However, instead of the "1-year rule" your beneficiary may elect to have the entire death benefit paid by the end of the fifth year following the year of your death (the "5-year rule"). Generally, if your beneficiary is not a person, your entire death benefit must be paid under the "5-year rule."

Since your spouse has certain rights to the death benefit, you should immediately report any change in your marital status to the Administrator.

What happens if I'm a participant, terminate employment and die before receiving all my benefits?

If you terminate employment with the Employer and subsequently die, your beneficiary will be entitled to your remaining interest in the Plan at the time of your death. The provision in the Plan providing for full vesting of your benefit upon death does not apply if you die after terminating employment.

ARTICLE IX

TAX TREATMENT OF DISTRIBUTIONS

What are my tax consequences when I receive a distribution from the Plan?

Generally, you must include any Plan distribution in your taxable income in the year in which you receive the distribution. The tax treatment may also depend on your age when you receive the distribution. Certain distributions made to you when you are under age 59 1/2 could be subject to an additional 10% tax.

You will not be taxed on distributions of your Roth 401(k) deferrals. In addition, a distribution of the earnings on the Roth 401(k) deferrals will not be subject to tax if the distribution is a "qualified" distribution. A "qualified" distribution is one that is made after you have attained age 59 1/2 or is made on account of your death or disability. In addition, in order to be a "qualified" distribution, the distribution cannot be made prior to the expiration of a 5-year participation period. The 5-year participation period is the 5-year period beginning on the calendar year in which you first make a Roth 401(k) deferral to our Plan (or to another 401(k) plan or 403(b) plan if such amount was rolled over into our Plan) and ending on the last day of the calendar year that is 5 years later. For example, if you make your first Roth 401(k) deferral under this Plan on November 30, 2006, your participation period will end on December 31, 2010. It is not necessary that you make a Roth 401(k) deferral in each of the five years.

Can I elect a rollover to reduce or defer tax on my distribution?

Rollover or Direct Transfer. You may reduce, or defer entirely, the tax due on your distribution through use of one of the following methods:

(a)

60-day rollover. The rollover of all or a portion of the distribution to an Individual Retirement Account or Annuity (IRA) or another employer retirement plan willing to accept the rollover. This will result in no tax being due until you begin withdrawing funds from the IRA or other qualified employer plan. The rollover of the distribution, however, MUST be made within strict time frames (normally, within 60 days after you receive your distribution). Under certain circumstances, all or a portion of a distribution (such as a hardship distribution) may not qualify for this rollover treatment. In addition, most distributions will be subject to mandatory federal income tax withholding at a rate of 20%. This will reduce the amount you actually receive. For this reason, if you wish to roll over all or a portion of your distribution amount, then the direct transfer option described in paragraph (b) below would be the better choice.

(b)

Direct rollover. For most distributions, you may request that a direct transfer (sometimes referred to as a direct rollover) of all or a portion of a distribution be made to either an Individual Retirement Account or Annuity (IRA) or another employer retirement plan willing to accept the transfer. A direct transfer will result in no tax being due until you withdraw funds from the IRA or other employer plan. Like the rollover, under certain circumstances all or a portion of the amount to be distributed may not qualify for this direct transfer. If you elect to actually receive the distribution rather than request a direct transfer, then in most cases 20% of the distribution amount will be withheld for federal income tax purposes.

Tax Notice. WHENEVER YOU RECEIVE A DISTRIBUTION, THE ADMINISTRATOR WILL DELIVER TO YOU A MORE DETAILED EXPLANATION OF THESE OPTIONS. HOWEVER, THE RULES WHICH DETERMINE WHETHER YOU QUALIFY FOR FAVORABLE TAX TREATMENT ARE VERY COMPLEX. YOU SHOULD CONSULT WITH QUALIFIED TAX COUNSEL BEFORE MAKING A CHOICE.

ARTICLE X

PROTECTED BENEFITS AND CLAIMS PROCEDURES

Are my benefits protected?

As a general rule, your interest in your account, including your "vested interest," may not be alienated. This means that your interest may not be sold, used as collateral for a loan, given away or otherwise transferred. In addition, your creditors may not attach, garnish or otherwise interfere with your account.

Are there any exceptions to the general rule?

There are three exceptions to this general rule. The Administrator must honor a "qualified domestic relations order." A "qualified domestic relations order" is defined as a decree or order issued by a court that obligates you to pay child support or alimony, or otherwise allocates a portion of your assets in the Plan to your spouse, former spouse, children or other dependents. If a qualified domestic relations order is received by the Administrator, all or a portion of your benefits may be used to satisfy that obligation. The Administrator will determine the validity of any domestic relations order received. You and your beneficiaries can obtain, without charge, a copy of the QUALIFIED DOMESTIC RELATIONS ORDER PROCEDURE from the Administrator.

The second exception applies if you are involved with the Plan's operation. If you are found liable for any action that adversely affects the Plan, the Administrator can offset your benefits by the amount that you are ordered or required by a court to pay the Plan. All or a portion of your benefits may be used to satisfy any such obligation to the Plan.

The last exception applies to Federal tax levies and judgments. The Federal government is able to use your interest in the Plan to enforce a Federal tax levy and to collect a judgment resulting from an unpaid tax assessment.

Can the Plan be amended?

Your Employer has the right to amend the Plan at any time. In no event, however, will any amendment authorize or permit any part of the Plan assets to be used for purposes other than the exclusive benefit of participants or their beneficiaries. Additionally, no amendment will cause any reduction in the amount credited to your account.

What happens if the Plan is discontinued or terminated?

Although your Employer intends to maintain the Plan indefinitely, your Employer reserves the right to terminate the Plan at any time. Upon termination, no further contributions will be made to the Plan and all amounts credited to your accounts will become 100% vested. Your Employer will direct the distribution of your accounts in a manner permitted by the Plan as soon as practicable. (See the question entitled

"How will my benefits be paid to me?" for a further explanation.) You will be notified if the Plan is terminated.

How do I submit a claim for Plan benefits?

Benefits will be paid to you and your beneficiaries without the necessity for formal claims. However, if you think an error has been made in determining your benefits, then you or your beneficiaries may make a request for any Plan benefits to which you believe you are entitled. Any such request should be in writing and should be made to the Administrator.

If the Administrator determines the claim is valid, then you will receive a statement describing the amount of benefit, the method or methods of payment, the timing of distributions and other information relevant to the payment of the benefit.

What if my benefits are denied?

Your request for Plan benefits will be considered a claim for Plan benefits, and it will be subject to a full and fair review. If your claim is wholly or partially denied, the Administrator will provide you with a written or electronic notification of the Plan's adverse determination. This written or electronic notification must be provided to you within a reasonable period of time, but not later than 90 days after the receipt of your claim by the Administrator, unless the Administrator determines that special circumstances require an extension of time for processing your claim. If the Administrator determines that an extension of time for processing is required, written notice of the extension will be furnished to you prior to the termination of the initial 90-day period. In no event will such extension exceed a period of 90 days from the end of such initial period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the benefit determination.

In the case of a claim for disability benefits, if disability is determined by a physician (rather than relying upon a determination of disability for Social Security purposes), then instead of the above, the Administrator will provide you with written or electronic notification of the Plan's adverse benefit determination within a reasonable period of time, but not later than 45 days after receipt of the claim by the Plan. This period may be extended by the Plan for up to 30 days, provided that the Administrator both determines that such an extension is necessary due to matters beyond the control of the Plan and notifies you, prior to the expiration of the initial 45-day period, of the circumstances requiring the extension of time and the date by which the Plan expects to render a decision. If, prior to the end of the first 30-day extension period, the Administrator determines that, due to matters beyond the control of the Plan, a decision cannot be rendered within that extension period, the period for making the determination may be extended for up to an additional 30 days, provided that the Administrator notifies you, prior to the expiration of the first 30-day extension period, of the circumstances requiring the extension and the date as of which the plan expects to render a decision. In the case of any such extension, the notice of extension will specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues, and you will be afforded at least 45 days within which to provide the specified information.

The Administrator's written or electronic notification of any adverse benefit determination must contain the following information:

(a)

The specific reason or reasons for the adverse determination.

(b)

Reference to the specific Plan provisions on which the determination is based.

(c)

A description of any additional material or information necessary for you to perfect the claim and an explanation of why such material or information is necessary.

(d)

Appropriate information as to the steps to be taken if you or your beneficiary want to submit your claim for review.

(e)

In the case of disability benefits where disability is determined by a physician:

(i)

If an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination, either the specific rule, guideline, protocol, or other similar criterion; or a statement that such rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that a copy of the rule, guideline, protocol, or other similar criterion will be provided to you free of charge upon request.

(ii)

If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to your medical circumstances, or a statement that such explanation will be provided to you free of charge upon request.

If your claim has been denied, and you want to submit your claim for review, you must follow the Claims Review Procedure in the next question.

What is the Claims Review Procedure?

Upon the denial of your claim for benefits, you may file your claim for review, in writing, with the Administrator.

(a)

YOU MUST FILE THE CLAIM FOR REVIEW NO LATER THAN 60 DAYS AFTER YOU HAVE RECEIVED WRITTEN NOTIFICATION OF THE DENIAL OF YOUR CLAIM FOR BENEFITS.

HOWEVER, IF YOUR CLAIM IS FOR DISABILITY BENEFITS AND DISABILITY IS DETERMINED BY A PHYSICIAN, THEN INSTEAD OF THE ABOVE, YOU MUST FILE THE CLAIM FOR REVIEW NO LATER THAN 180 DAYS FOLLOWING RECEIPT OF NOTIFICATION OF AN ADVERSE BENEFIT DETERMINATION.

(b)

You may submit written comments, documents, records, and other information relating to your claim for benefits.

(c)

You may review all pertinent documents relating to the denial of your claim and submit any issues and comments, in writing, to the Administrator.

(d)

You will be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to your claim for benefits.

(e)

Your claim for review must be given a full and fair review. This review will take into account all comments, documents, records, and other information submitted by you relating to your claim, without regard to whether such information was submitted or considered in the initial benefit determination.

In addition to the Claims Review Procedure above, if your claim is for disability benefits and disability is determined by a physician, then the Claims Review Procedure provides that:

(a)

Your claim will be reviewed without deference to the initial adverse benefit determination and the review will be conducted by an appropriate named fiduciary of the Plan who is neither the individual who made the adverse benefit determination that is the subject of the appeal, nor the subordinate of such individual.

(b)

In deciding an appeal of any adverse benefit determination that is based in whole or part on medical judgment, the appropriate named fiduciary will consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment.

(c)

Any medical or vocational experts whose advice was obtained on behalf of the Plan in connection with your adverse benefit determination will be identified, without regard to whether the advice was relied upon in making the benefit determination.

(d)

The health care professional engaged for purposes of a consultation under (b) above will be an individual who is neither an individual who was consulted in connection with the adverse benefit determination that is the subject of the appeal, nor the subordinate of any such individual.

The Administrator will provide you with written or electronic notification of the Plan's benefit determination on review. The Administrator must provide you with notification of this denial within 60 days after the Administrator's receipt of your written claim for review, unless the Administrator determines that special circumstances require an extension of time for processing your claim. If the Administrator determines that an extension of time for processing is required, written notice of the extension will be furnished to you prior to the termination of the initial 60-day period. In no event will such extension exceed a period of 60 days from the end of the initial period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review. However, if the claim relates to disability benefits and disability is determined by a physician, then 45 days will apply instead of 60 days in the preceding sentences. In the case of an adverse benefit determination, the notification will set forth:

(a)

The specific reason or reasons for the adverse determination.

(b)

Reference to the specific Plan provisions on which the benefit determination is based.

(c)

A statement that you are entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to your claim for benefits.

(d)

In the case of disability benefits where disability is determined by a physician:

(i)

If an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination, either the specific rule, guideline, protocol, or other similar criterion; or a statement that such rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that a copy of the rule, guideline, protocol, or other similar criterion will be provided to you free of charge upon request.

(ii)

If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to your medical circumstances, or a statement that such explanation will be provided to you free of charge upon request.

If you have a claim for benefits which is denied, then you may file suit in a state or Federal court. However, in order to do so, you must file the suit no later than 180 days after the Administrator makes a final determination to deny your claim.

What are my rights as a Plan participant?

As a participant in the Plan you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Plan participants are entitled to:

(a)

Examine, without charge, at the Administrator's office and at other specified locations, all documents governing the Plan and a copy of the latest annual report (Form 5500 Series) filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.

(b)

Obtain, upon written request to the Administrator, copies of documents governing the operation of the Plan, including insurance contracts and collective bargaining agreements, and copies of the latest annual report (Form 5500 Series) and updated summary plan description. The Administrator may make a reasonable charge for the copies.

(c)

Receive a summary of the Plan's annual financial report. The Administrator is required by law to furnish each participant with a copy of this summary annual report.

In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries. No one, including your Employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a pension benefit or exercising your rights under ERISA.

If your claim for a pension benefit is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of Plan documents or the latest annual report from the Plan and do not receive them within 30 days, you may file suit in a Federal court. In such a case, the court may require the Administrator to provide the materials and pay you up to $110.00 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator.

If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court. In addition, if you disagree with the Plan's decision or lack thereof concerning the qualified status of a domestic relations order or a medical child support order, you may file suit in Federal court. You and your beneficiaries can obtain, without charge, a copy of the qualified domestic relations order ("QDRO") procedures from the Administrator.

If it should happen that the Plan's fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. The court may order you to pay these costs and fees if you lose or if, for example, it finds your claim is frivolous.

What can I do if I have questions or my rights are violated?

If you have any questions about the Plan, you should contact the Administrator. If you have any questions about this statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Administrator, you should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in the telephone directory or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.

ARTICLE XI

GENERAL INFORMATION ABOUT THE PLAN

There is certain general information which you may need to know about the Plan. This information has been summarized for you in this Article.

Plan Name

The full name of the Plan is York River Electric, Inc. 401(k) Safe Harbor Plan.

Plan Number

Your Employer has assigned Plan Number 001 to your Plan.

Plan Effective Dates

This Plan was originally effective on January 1, 1990. The amended and restated provisions of the Plan become effective on January 1, 2010.

Other Plan Information

Valuations of the Plan assets are generally made every business day. Certain distributions are based on the Anniversary Date of the Plan. This date is the last day of the Plan Year.

The Plan's records are maintained on a twelve-month period of time. This is known as the Plan Year. The Plan Year begins on January 1st and ends on December 31st.

The Plan and Trust will be governed by the laws of Virginia to the extent not governed by federal law.

Benefits provided by the Plan are NOT insured by the Pension Benefit Guaranty Corporation (PBGC) under Title IV of the Employee Retirement Income Security Act of 1974 because the insurance provisions under ERISA are not applicable to this type of Plan.

Service of legal process may be made upon your Employer. Service of legal process may also be made upon the Trustee or Administrator.

Employer Information

Your Employer's name, address and identification number are:

York River Electric, Inc.

3201 Old Williamsburg Road

Yorktown, Virginia 23690

54-1361537

Plan Administrator Information

The Plan Administrator is responsible for the day-to-day administration and operation of the Plan. For example, the Administrator maintains the Plan records, including your account information, provides you with the forms you need to complete for Plan participation, and directs the payment of your account at the appropriate time. The Administrator will also allow you to review the formal Plan document and certain other materials related to the Plan. If you have any questions about the Plan or your participation, you should contact the Administrator. The Administrator may designate other parties to perform some duties of the Administrator.

The Administrator has the complete power, in its sole discretion, to determine all questions arising in connection with the administration, interpretation, and application of the Plan (and any related documents and underlying policies). Any such determination by the Administrator is conclusive and binding upon all persons.

The name, address and business telephone number of the Plan's Administrator are:

York River Electric, Inc.

3201 Old Williamsburg Road

Yorktown, Virginia 23690

(757) 369-3673

Plan Trustee Information and Plan Funding Medium

All money that is contributed to the Plan is held in a trust fund. The Trustees are responsible for the safekeeping of the trust fund. The trust fund established by the Plan's Trustee(s) will be the funding medium used for the accumulation of assets from which benefits will be distributed. While all the Plan assets are held in a trust fund, the Administrator separately accounts for each Participant's interest in the Plan.

The names and address of the Plan's Trustees are:

Catherine McQuade

Mark Bryan

3201 Old Williamsburg Road

Yorktown, Virginia 23690

The Trustees shall collectively be referred to as Trustee throughout this Summary Plan Description.

YORK RIVER ELECTRIC, INC. 401(K) SAFE HARBOR PLAN

COMMON QUESTIONS ABOUT OUR 401(K) PLAN

Introduction

The following questions and answers highlight some of the important parts of our Plan. Remember, these are only highlights. The Summary Plan Description ("SPD") describes the Plan in much greater detail. If you have any questions about these highlights, the SPD, or the Plan, you should ask the Plan Administrator.

Q.

Why is your Employer sponsoring a 401(k) plan?

A.

Your Employer is sponsoring this Plan so that you may save for retirement. This Plan is a type of qualified retirement plan commonly referred to as a 401(k) plan. As a participant under the Plan, you may elect to contribute a portion of your compensation to the Plan. In addition, your Employer may make contributions to the Plan on your behalf.

Q.

How do I participate in the Plan?

A.

Provided you are not an Excluded Employee, you may begin participating under the Plan once you have satisfied the eligibility requirements and reached your "Entry Date." The following describes the eligibility requirements and Entry Date that apply.

Salary Deferrals

Participants who are eligible to make salary deferrals to the Plan are eligible for the safe harbor contribution described in Article III of the SPD.

Excluded Employees. If you are a member of a class of employees identified below, you are an Excluded Employee and you are not entitled to participate in the Plan for purposes of salary deferrals and rollover contributions. The Excluded Employees are:

•

union employees whose employment is governed by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining

•

leased employees

Eligibility Conditions. You will be eligible to participate for purposes of salary deferrals when you have satisfied the following eligibility condition(s). However, you will actually enter the Plan once you reach the Entry Date as described below.

•

attainment of age 21.

•

completion of six (6) months of service.

Entry Date. For purposes of salary deferrals, your Entry Date will be the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date you satisfy the eligibility requirements.

Matching Contributions

Excluded Employees. If you are a member of a class of employees identified below, you are an Excluded Employee and you are not entitled to participate in the Plan for purposes of matching contributions. The Excluded Employees are:

•

union employees whose employment is governed by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining

•

leased employees

Eligibility Conditions. You will be eligible to participate for purposes of matching contributions when you have satisfied the following eligibility condition(s). However, you will actually enter the Plan once you reach the Entry Date as described below.

•

attainment of age 21.

•

completion of one (1) Year of Service.

Entry Date. For purposes of matching contributions, your Entry Date will be the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date you satisfy the eligibility requirements.

Profit Sharing Contributions

Excluded Employees. If you are a member of a class of employees identified below, you are an Excluded Employee and you are not entitled to participate in the Plan for purposes of profit sharing contributions. The Excluded Employees are:

•

union employees whose employment is governed by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining

•

leased employees

Eligibility Conditions. You will be eligible to participate for purposes of profit sharing contributions when you have satisfied the following eligibility condition(s). However, you will actually enter the Plan once you reach the Entry Date as described below.

•

attainment of age 21.

•

completion of one (1) Year of Service.

Entry Date. For purposes of profit sharing contributions, your Entry Date will be the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date you satisfy the eligibility requirements.

Q.

What are salary deferrals and how do I contribute them to the Plan?

A.

Salary Deferrals. As a participant under the Plan, you may elect to reduce your compensation by a specific percentage or dollar amount and have that amount contributed to the Plan. This amount is referred to as a salary deferral. Effective July 7, 2010, there are two types of salary deferrals: Pre-Tax 401(k) deferrals and Roth 401(k) deferrals. For purposes of this SPD, "salary deferrals" generally means both Pre-Tax 401(k) deferrals and Roth 401(k) deferrals. Regardless of the type of deferral you make, the amount you defer is counted as compensation for purposes of Social Security taxes.

Pre-Tax 401(k) Deferrals. If you elect to make Pre-Tax 401(k) deferrals, then your taxable income is reduced by the deferral contributions so you pay less in federal income taxes. Later, when the Plan distributes the deferrals and earnings, you will pay the taxes on those deferrals and the earnings. Therefore, with a Regular 401(k) deferral, federal income taxes on the deferral contributions and on the earnings are only postponed. Eventually, you will have to pay taxes on these amounts.

Roth 401(k) Deferrals. If you elect to make Roth 401(k) deferrals, the deferrals are subject to federal income taxes in the year of deferral. However, the deferrals and, in most cases, the earnings on the deferrals are not subject to federal income taxes when distributed to you. In order for the earnings to be tax free, you must meet certain conditions. See "What are my tax consequences when I receive a distribution from the Plan?" You may receive additional amounts from your Employer if you do contribute.

Q.

When will I receive payments from the Plan?

A.

The Plan is designed to encourage you to stay with the Employer until retirement. Payment will generally occur at your Normal or Early Retirement Date, unless you postpone your actual retirement. Your Normal Retirement Date is the date on which you attain your Normal Retirement Age. You will attain your Normal Retirement Age when you reach your 65th birthday. Your Early Retirement Date is the date you have attained age 59 1/2 and completed 5 Years of Service with your Employer. Your Years of Service will be determined using Years of Service for vesting. You may elect to retire when you reach your Early Retirement Date.

Q.

How much will I be paid when I retire?

A.

The amount you are paid when you retire will be based upon the amount of money your Employer has put into the Plan for you (including your salary deferrals), plus or minus any earnings or losses. You should review the Article in the SPD entitled "Employer Contributions" for an explanation of how your Employer makes contributions to the Plan and how they are shared by eligible employees.

Q.

How will payments be made when I retire?

A.

If your vested account balance does not exceed $5,000, then your vested account balance may only be distributed to you in a single lump-sum payment. In determining whether your vested account balance exceeds the $5,000 threshold, "rollovers" (and any earnings allocable to "rollover" contributions) will be taken into account. In addition, if your vested account balance exceeds $1,000, you must consent to any distribution before it may be made. If your vested account balance exceeds $5,000, you may elect to receive a distribution of your vested account balance in:

•

a single lump-sum payment

•

partial withdrawals of at least $1,000

You should review the Article in the SPD entitled "Benefits and Distributions Upon Termination of Employment" for a further explanation of the rules associated with the payment of benefits.

Q.

What if I stop working before I retire?

A.

If you stop working before you retire, you will only be entitled to the "vested percentage" of your account balance. 100% vested contributions. You are always 100% vested (which means that you are entitled to all of the amounts) in your accounts attributable to the following contributions:

•

salary deferrals including Roth 401(k) deferrals and catch-up contributions

•

rollover contributions

•

safe harbor contributions

Vesting schedules. Your "vested percentage" for certain Employer contributions is based on vesting Years of Service. This means at the time you stop working, your account balance (attributable to contributions subject to a vesting schedule) is multiplied by your vested percentage. The result, when added to the amounts that are always 100% vested as shown above, is your vested interest in the Plan, which is what you will actually receive from the Plan.

Profit Sharing Contributions

Your "vested percentage" in your account attributable to profit sharing contributions is determined under the following schedule. You will always, however, be 100% vested in your profit sharing contributions if you are employed on or after your Early or Normal Retirement Age or if you die or become disabled.

Vesting Schedule

   Profit Sharing Contributions

                              Years of Service

    Percentage

Matching Contributions

Your "vested percentage" in your account attributable to matching contributions is determined under the following schedule. You will always, however, be 100% vested in your matching contributions if you are employed on or after your Early or Normal Retirement Age or if you die or become disabled.

Vesting Schedule

   Profit Sharing Contributions

                               Years of Service

    Percentage

Less than 2

0%

        2

          20%

        3

          40%

        4

          60%

        5

          80%

        6

        100%

Q.

If I stop working before retirement, when will my vested amount be paid?

A.

If your employment terminates for reasons other than death, disability or early or normal retirement, you will be entitled to receive only the "vested percentage" of your account balance.

You may elect to have your vested account balance distributed to you as soon as administratively feasible following your termination of employment. However, if the value of your vested account balance does not exceed $1,000, then a distribution will be made to you regardless of whether you consent to receive it. (See the question entitled "How will my benefits be paid to me?" for additional information.)

Q.

What if I die before I retire?

A.

Your beneficiary will be entitled to 100% of your interest in the Plan upon your death. If you are single, you may name anyone you like to be your beneficiary. If you are married, your spouse is your beneficiary with respect to 100% of your death benefit unless you and your spouse name someone else as your beneficiary. You should review the question entitled "Who is the beneficiary of my death benefit?" in the SPD.

Q.

Can I withdraw money from the Plan while I'm still working?

A.

Generally you may receive a distribution from the Plan from certain accounts prior to your termination of employment provided you satisfy any of the following conditions:

•

you have attained age 59 1/2.

This distribution is not in addition to your other benefits and will therefore reduce the value of the benefits you will receive at retirement.

In certain instances you may also receive an in-service distribution if you incur a financial hardship. This hardship distribution is not in addition to your other benefits and will therefore reduce the value of the benefits you will receive at retirement.

There are various rules and restrictions regarding withdrawing money from your accounts in the Plan while you are still employed. Please review the SPD for more information on these rules and restrictions.

NOTE: THESE QUESTIONS AND ANSWERS ARE NOT MEANT TO BE A SUBSTITUTE FOR A THOROUGH READING OF THE SUMMARY PLAN DESCRIPTION. THE PROVISIONS OF THE 401(k) PLAN ARE VERY COMPLEX. IT IS NOT POSSIBLE TO FULLY EXPLAIN ALL ASPECTS OF THE PLAN IN THESE SHORT QUESTIONS AND ANSWERS. YOU SHOULD ALWAYS CONSULT THE SUMMARY PLAN DESCRIPTION IF YOU HAVE ANY QUESTIONS ABOUT THE PLAN. IF, AFTER READING THE SUMMARY PLAN DESCRIPTION, YOU STILL HAVE QUESTIONS, YOU SHOULD CONTACT THE PLAN ADMINISTRATOR.

[Letterhead of York River Electric]

108 Production Drive • Yorktown, Virginia 23693 • Phone (757) 369-3673 •

Fax (757) 369-3680

SCHEDULE 4.27 – PROHIBITED TRANSACTIONS

Except as set forth herein, from the date of the Financial Statements, the Company has not (i) entered into any Contract to merge or consolidate with any other Person; (ii) changed the character of its Business, or sold, transferred or otherwise disposed of any assets other than in the ordinary course of business;   (iii) entered into any new compensation or benefit Contracts with its employees; (iv) entered into any new or amended, or modified any existing collective bargaining Contract; (v) loaned any money; (vi) issued or contracted to issue any debt or guarantees of debt or otherwise pledged its credit other than in the ordinary course of business; (vii) created or permitted to exist any new Lien on its property or assets; (viii) entered into any joint venture, partnership or other arrangement for the conduct of its Business; (ix) declared or paid any dividend or other distribution in respect of shares of capital stock; (x) made any purchase, redemption or other acquisition, directly or indirectly, of any outstanding shares of its capital stock, (xi) forgiven, released or compromised any indebtedness owed to the Company by any Person except upon full payment or, in the case of any customer, returns and allowances made in the Ordinary Course of Business consistent with past practices; (xii) paid any pension amount not required to be paid under any employee benefit pension plan as described in Section 4.19 hereof; (xiii) purchased any assets or securities of any Person, other than in the Ordinary Course of Business, (xiv) created any new subsidiaries; or (xv) waived any rights or amended, modified, canceled or terminated any Contract.

EXCEPTIONS:

LOCAL 229 EASTERN PENNSYLVANIA – NEW CONTRACT

ADDITIONAL $15,000 LOAN TO BLUE PACIFIC GENERAL CONTRACTORS

PROFIT SHARING DISTRIBUTION FOR 2011 (DISCRETIONARY) $105,211.63 at 3/16/2012

[Letterhead York River Electric]

108 Production Drive • Yorktown, Virginia 23693 • Phone (757) 369-3673 • Fax (757) 369-3680

SCHEDULE 5.07 – GOVERNMENTAL AGENCIES

Buyer acknowledges and understands that the Company is a pre-qualified vendor with the governmental agencies which the Buyer has listed below, and is dependent upon Business derived therefrom for a substantial amount of income to the Company.  The Buyer further acknowledges and understands that, in the event the Transaction occurs, the Company is required to re-qualify as a vendor with said governmental agencies listed here and, in doing so, must disclose certain personal information relating to the principals of the Buyer.

DEPARTMENT OF DEFENSE – DOD:

INCLUDES THE FOLLOWING AGENCIES

U.S. ARMY

U.S. NAVY

U.S. AIR FORCE

DEPARTMENT OF HOMELAND SECURITY – DHS

INCLUDES THE FOLLOWING AGENCIES

COAST GUARD

NATIONAL AERONAUTICS AND SPACE ADMINISTRATION – NASA

GENERAL SERVICES ADMINSTRATION – GSA

WASHINGTON HEADQUARTERS SERVICES

NATIONAL PARK SERVICE

BANKRUPTCY COURTS

VETERANS BENEFITS ADMINSTRATION